File Nos. 33-10238 811-4906

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
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Post-Effective Amendment No. 52	[X]
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and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
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Amendment No. 52	[X]
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(Check appropriate box or boxes.) DREYFUS STATE MUNICIPAL BOND FUNDS (Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York10166
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
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X	on September 1, 2009 pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(i)
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on (date) pursuant to paragraph (a)(i)
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75 days after filing pursuant to paragraph (a)(ii)
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on (date) pursuant to paragraph (a)(ii) of Rule 485.
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If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
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September 1, 2009

DREYFUS STATE MUNICIPAL BOND FUNDS - Dreyfus Michigan Fund - Dreyfus North Carolina Fund - Dreyfus Virginia Fund

Supplement to Prospectus dated September 1, 2009

     The Board of Trustees of Dreyfus State Municipal Bond Funds (the “Trust”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Trust, on behalf of each of Dreyfus Michigan Fund (the “Michigan Fund”), Dreyfus North Carolina Fund (the “North Carolina Fund”) and Dreyfus Virginia Fund (the “Virginia Fund”) (each, a “Fund” and collectively, the “Funds”), and Dreyfus Municipal Funds, Inc., on behalf of Dreyfus AMT-Free Municipal Bond Fund (the “Acquiring Fund”). The Agreement for each Fund provides for the transfer of the respective Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the respective Fund, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (each, a “Reorganization”).

     It is currently contemplated that shareholders of each Fund as of August 31, 2009 (the “Record Date”) will be asked to approve the Agreement on behalf of the respective Fund at a special joint meeting of shareholders to be held on or about November 19, 2009. If the Agreement is approved for a Fund, the Reorganization will become effective on or about January 19, 2010, with respect to the Virginia Fund, on or about January 26, 2010, with respect to the North Carolina Fund, and on or about January 28, 2010, with respect to the Michigan Fund.

     In anticipation of the Reorganizations, effective on or about August 25, 2009 (the “Sales Discontinuance Date”), the Funds will be closed to any investments for new accounts, except that new accounts may be opened by wrap accounts that established the Fund as an investment option prior to the Sales Discontinuance Date. Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

     A combined Prospectus/Proxy Statement with respect to the proposed Reorganizations will be mailed prior to the meeting to each Fund’s shareholders as of the Record Date. The combined Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.

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Dreyfus State Municipal Bond Funds

	Class A	Class B	Class C	Class I	Class Z

Dreyfus Connecticut Fund	PSCTX	PMCBX	PMCCX	DTCIX	DPMZX

Dreyfus Maryland Fund	PSMDX	PMDBX	PMDCX

Dreyfus Massachusetts Fund	PSMAX	PBMAX	PCMAX		PMAZX

Dreyfus Michigan Fund	PSMIX	PMIBX	PCMIX

Dreyfus Minnesota Fund	PSMNX	PMMNX	PMNCX

Dreyfus North Carolina Fund	PSNOX	PMNBX	PNCCX

Dreyfus Ohio Fund	PSOHX	POHBX	POHCX

Dreyfus Pennsylvania Fund	PTPAX	PPABX	PPACX		DPENX

Dreyfus Virginia Fund	PSVAX	PVABX	PVACX

PROSPECTUS September 1, 2009
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Contents
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Dreyfus Connecticut Fund	1
Dreyfus Maryland Fund	5
Dreyfus Massachusetts Fund	9
Dreyfus Michigan Fund	13
Dreyfus Minnesota Fund	17
Dreyfus North Carolina Fund	21
Dreyfus Ohio Fund	25
Dreyfus Pennsylvania Fund	29
Dreyfus Virginia Fund	33

Fund Details

Goal and Approach	37
Investment Risks	38
Management	40

Shareholder Guide

Choosing a Share Class	42
Buying and Selling Shares	47
Distributions and Taxes	52
Services for Fund Investors	53
Financial Highlights	55

For More Information

See back cover.
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Fund Summary

Dreyfus State Municipal Bond Funds Dreyfus Connecticut Fund

INVESTMENT OBJECTIVE

The fund seeks to maximize current income exempt from federal income tax and from Connecticut state income tax, without undue risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 42 of the prospectus and in the How to Buy Shares section on page 30 of the fund’s Statement of Additional Information (SAI). Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder fees (fees paid directly from your

investment)

	Class A	Class B	Class C	Class I	Class Z
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00	none	none

Annual fund operating expenses (expenses that you

pay each year as a percentage of the value of your

investment)

Management fees	.55	.55	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75	none	none
Other expenses (including shareholder services fees)	.38	.47	.39	.09	.21

Total annual fund operating expenses	.93	1.52	1.69	.64	.76

EXPENSE EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years

Class A	$541	$733	$942	$1,542
Class B	$555	$780	$1,029	$1,508
Class C	$272	$533	$918	$1,998
Class I	$65	$205	$357	$798
Class Z	$78	$243	$422	$942

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years

Class A	$541	$733	$942	$1,542
Class B	$155	$480	$829	$1,508
Class C	$172	$533	$918	$1,998
Class I	$65	$205	$357	$798
Class Z	$78	$243	$422	$942

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 26.41% of the average value of its portfolio.

STRATEGY

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Connecticut state personal income taxes. The fund invests primarily in municipal bonds rated investment grade. The fund seeks bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

MAIN RISKS

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, a state’s economy and local and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.
  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall,
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  potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.
  Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates) and inverse floaters.
  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.
  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.

PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. All returns assume reinvestment of dividends and distributions. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

For the fund's Class I shares, periods prior to December 15, 2008 (Class I shares’ inception date) reflect the performance of the fund's Class A shares.

Year-by-year total returns as of 12/31 each year (%)

Best Quarter (Q3, 2002) 4.92%. Worst Quarter (Q3, 2008) -3.79 % The year-to-date total return of the fund’s Class A shares as of June 30, 2009 was 9.81%.
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Average annual total returns as of 12/31/08

				Since
Share Class	1 Year	5 Years	10 Years	inception

Class A returns before taxes	-11.44%	0.01%	2.42%	-
Class A returns after taxes on distributions	-11.44%	0.01%	2.40%	-
Class A returns after taxes on distributions and sale of fund
shares	-6.05%	0.66%	2.72%	-
Class B returns before taxes	-11.37%	0.06%	2.58%	-
Class C returns before taxes	-8.88%	0.19%	2.11%	-
Class I returns before taxes	-7.25%	0.95%	2.90%	-
Class Z (inception date – 06/01/2007) returns before taxes	-7.11%	-	-	-3.51%
Barclays Capital Municipal Bond Index reflects no
deduction for fees, expenses or taxes	-2.47%	2.71%	4.26%	0.09%

PORTFOLIO MANAGEMENT

The fund’s investment adviser is The Dreyfus Corporation. James P. Welch has served as the fund's primary portfolio manager since November 2001.

PURCHASE AND SALE OF FUND SHARES

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. Certain types of accounts are eligible for lower minimum investments. You may sell your shares by mail, telephone or online at www.Dreyfus.com. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

TAX INFORMATION

The fund anticipates that virtually all dividends paid will be exempt from federal and Connecticut state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Dreyfus State Municipal Bond Funds Dreyfus Maryland Fund

INVESTMENT OBJECTIVE

The fund seeks to maximize current income exempt from federal income tax and from Maryland state income tax, without undue risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 42 of the prospectus and in the How to Buy Shares section on page 30 of the fund’s Statement of Additional Information (SAI). Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder fees (fees paid directly from your

investment)

	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00

Annual fund operating expenses (expenses that you

pay each year as a percentage of the value of your

investment)

Management fees	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75
Other expenses (including shareholder services fees)	.40	.45	.43

Total annual fund operating expenses	.95	1.50	1.73

EXPENSE EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$543	$739	$952	$1,564
Class B	$553	$774	$1,018	$1,506
Class C	$276	$545	$939	$2,041

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years

Class A	$543	$739	$952	$1,564
Class B	$153	$474	$818	$1,506
Class C	$176	$545	$939	$2,041
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PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14.86% of the average value of its portfolio.

STRATEGY

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Maryland state personal income taxes. The fund invests primarily in municipal bonds rated investment grade. The fund seeks bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

MAIN RISKS

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, a state’s economy and local and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.
  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.
  Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates) and inverse floaters.
  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.
  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.
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PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. All returns assume reinvestment of dividends and distributions. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)

Best Quarter (Q3, 2002) 5.28%. Worst Quarter (Q4, 2008) -5.46%

The year-to-date total return of the fund’s Class A shares as of June 30, 2009 was 10.98%.

Average annual total returns as of 12/31/08

Share Class	1 Year	5 Years	10 Years

Class A returns before taxes	-13.00%	-0.16%	1.93%
Class A returns after taxes on distributions	-13.00%	-0.17%	1.91%
Class A returns after taxes on distributions and sale of fund
shares	-7.02%	0.50%	2.29%
Class B returns before taxes	-12.85%	-0.10%	2.09%
Class C returns before taxes	-10.46%	-0.03%	1.61%
Barclays Capital Municipal Bond Index reflects no
deduction for fees, expenses or taxes	-2.47%	2.71%	4.26%

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PORTFOLIO MANAGEMENT

The fund’s investment adviser is The Dreyfus Corporation. Douglas J. Gaylor has served as the fund's primary portfolio manager since January 1996.

PURCHASE AND SALE OF FUND SHARES

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. Certain types of accounts are eligible for lower minimum investments. You may sell your shares by mail, telephone or online at www.Dreyfus.com. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

TAX INFORMATION

The fund anticipates that virtually all dividends paid will be exempt from federal and Maryland state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Dreyfus State Municipal Bond Funds Dreyfus Massachusetts Fund

INVESTMENT OBJECTIVE

The fund seeks to maximize current income exempt from federal income tax and from Massachusetts state income tax, without undue risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 42 of the prospectus and in the How to Buy Shares section on page 30 of the fund’s Statement of Additional Information (SAI). Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder fees (fees paid directly from your

investment)

	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00	none

Annual fund operating expenses (expenses that you pay

each year as a percentage of the value of your

investment)

Management fees	.55	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75	none
Other expenses (including shareholder services fees)	.39	.47	.39	.18

Total annual fund operating expenses	.94	1.52	1.69	.73

EXPENSE EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$542	$736	$947	$1,553
Class B	$555	$780	$1,029	$1,513
Class C	$272	$533	$918	$1,998
Class Z	$75	$233	$406	$906

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years

Class A	$542	$736	$947	$1,553
Class B	$155	$480	$829	$1,513
Class C	$172	$533	$918	$1,998
Class Z	$75	$233	$406	$906
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PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9.04% of the average value of its portfolio.

STRATEGY

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund invests primarily in municipal bonds rated investment grade. The fund seeks bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

MAIN RISKS

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, a state’s economy and local and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.
  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.
  Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates) and inverse floaters.
  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.
  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.
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PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. All returns assume reinvestment of dividends and distributions. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)

Best Quarter (Q3, 2002) 5.81%. Worst Quarter (Q3, 2008) -3.82%

The year-to-date total return of the fund’s Class A shares as of June 30, 2009 was 7.63%.

Average annual total returns as of 12/31/08

				Since
Share Class	1 Year	5 Years	10 Years	inception

Class A returns before taxes	-10.00%	0.70%	2.84%	-
Class A returns after taxes on distributions	-10.03%	0.66%	2.79%	-
Class A returns after taxes on distributions and sale of fund
shares	-5.09%	1.20%	3.04%	-
Class B returns before taxes	-9.90%	0.73%	2.99%	-
Class C returns before taxes	-7.36%	0.87%	2.51%	-
Class Z (inception date – 10/20/04) returns before taxes	-5.56%	-	-	1.11%
Barclays Capital Municipal Bond Index reflects no
deduction for fees, expenses or taxes	-2.47%	2.71%	4.26%	2.27%

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PORTFOLIO MANAGEMENT

The fund’s investment adviser is The Dreyfus Corporation. Douglas J. Gaylor and James P. Welch have served as the fund's co-primary portfolio managers since July 2007.

PURCHASE AND SALE OF FUND SHARES

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. Certain types of accounts are eligible for lower minimum investments. You may sell your shares by mail, telephone or online at www.Dreyfus.com. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

TAX INFORMATION

The fund anticipates that virtually all dividends paid will be exempt from federal and Massachusetts state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.


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Dreyfus State Municipal Bond Funds Dreyfus Michigan Fund

INVESTMENT OBJECTIVE

The fund seeks to maximize current income exempt from federal income tax and from Michigan state income tax, without undue risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 42 of the prospectus and in the How to Buy Shares section on page 30 of the fund’s Statement of Additional Information (SAI). Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder fees (fees paid directly from your

investment)

	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00

Annual fund operating expenses (expenses that you

pay each year as a percentage of the value of your

investment)

Management fees	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75
Other expenses (including shareholder services fees)	.58	.76	.57

Total annual fund operating expenses	1.13	1.81	1.87

EXPENSE EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$560	$793	$1,044	$1,763
Class B	$584	$869	$1,180	$1,785
Class C	$290	$588	$1,011	$2,190

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years

Class A	$560	$793	$1,044	$1,763
Class B	$184	$569	$980	$1,785
Class C	$190	$588	$1,011	$2,190


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12.29% of the average value of its portfolio.

STRATEGY

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Michigan state personal income taxes. The fund invests primarily in municipal bonds rated investment grade. The fund seeks bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

MAIN RISKS

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, a state’s economy and local and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.
  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.
  Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates) and inverse floaters.
  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.
  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.

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PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. All returns assume reinvestment of dividends and distributions. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)

Best Quarter (Q3, 2002) 4.54%. Worst Quarter (Q3, 2008) -2.41%

The year-to-date total return of the fund’s Class A shares as of June 30, 2009 was 6.82%.

Average annual total returns as of 12/31/08

Share Class	1 Year	5 Years	10 Years

Class A returns before taxes	-9.02%	0.68%	2.70%
Class A returns after taxes on distributions	-9.02%	0.68%	2.69%
Class A returns after taxes on distributions and sale of fund
shares	-4.33%	1.23%	2.97%
Class B returns before taxes	-8.94%	0.72%	2.86%
Class C returns before taxes	-6.26%	0.89%	2.43%
Barclays Capital Municipal Bond Index reflects no
deduction for fees, expenses or taxes	-2.47%	2.71%	4.26%



PORTFOLIO MANAGEMENT

The fund’s investment adviser is The Dreyfus Corporation. Douglas J. Gaylor has served as the fund's primary portfolio manager since April 2009.

PURCHASE AND SALE OF FUND SHARES

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. Certain types of accounts are eligible for lower minimum investments. You may sell your shares by mail, telephone or online at www.Dreyfus.com. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

TAX INFORMATION

The fund anticipates that virtually all dividends paid will be exempt from federal and Michigan state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.


Dreyfus State Municipal Bond Funds Dreyfus Minnesota Fund

INVESTMENT OBJECTIVE

The fund seeks to maximize current income exempt from federal income tax and from Minnesota state income tax, without undue risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 42 of the prospectus and in the How to Buy Shares section on page 30 of the fund’s Statement of Additional Information (SAI). Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder fees (fees paid directly from your

investment)

	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00

Annual fund operating expenses (expenses that you

pay each year as a percentage of the value of your

investment)

Management fees	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75
Other expenses (including shareholder services fees)	.43	.47	.45

Total annual fund operating expenses	.98	1.52	1.75

EXPENSE EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$545	$748	$967	$1,597
Class B	$555	$780	$1,029	$1,534
Class C	$278	$551	$949	$2,062

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years

Class A	$545	$748	$967	$1,597
Class B	$155	$480	$829	$1,534
Class C	$178	$551	$949	$2,062


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14.21% of the average value of its portfolio.

STRATEGY

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Minnesota state personal income taxes. The fund invests primarily in municipal bonds rated investment grade. The fund seeks bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

MAIN RISKS

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, a state’s economy and local and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.
  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.
  Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates) and inverse floaters.
  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.
  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.


PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. All returns assume reinvestment of dividends and distributions. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)

Best Quarter (Q3, 2002) 4.63%. Worst Quarter (Q3, 2008) -2.92%

The year-to-date total return of the fund’s Class A shares as of June 30, 2009 was 9.62%.

Average annual total returns as of 12/31/08

Share Class	1 Year	5 Years	10 Years

Class A returns before taxes	-9.19%	1.10%	3.08%
Class A returns after taxes on distributions	-9.27%	1.04%	3.03%
Class A returns after taxes on distributions and sale of fund
shares	-4.46%	1.57%	3.27%
Class B returns before taxes	-8.96%	1.18%	3.23%
Class C returns before taxes	-6.54%	1.27%	2.76%
Barclays Capital Municipal Bond Index reflects no
deduction for fees, expenses or taxes	-2.47%	2.71%	4.26%



PORTFOLIO MANAGEMENT

The fund’s investment adviser is The Dreyfus Corporation. Douglas J. Gaylor has served as the fund's primary portfolio manager since April 2009.

PURCHASE AND SALE OF FUND SHARES

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. Certain types of accounts are eligible for lower minimum investments. You may sell your shares by mail, telephone or online at www.Dreyfus.com. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

TAX INFORMATION

The fund anticipates that virtually all dividends paid will be exempt from federal and Minnesota state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.


Dreyfus State Municipal Bond Funds Dreyfus North Carolina Fund

INVESTMENT OBJECTIVE

The fund seeks to maximize current income exempt from federal income tax and from North Carolina state income tax, without undue risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 42 of the prospectus and in the How to Buy Shares section on page 30 of the fund’s Statement of Additional Information (SAI). Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder fees (fees paid directly from your

investment)

	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00

Annual fund operating expenses (expenses that you

pay each year as a percentage of the value of your

investment)

Management fees	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75
Other expenses (including shareholder services fees)	.50	.56	.52

Total annual fund operating expenses	1.05	1.61	1.82

EXPENSE EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$552	$769	$1,003	$1,675
Class B	$564	$808	$1,076	$1,624
Class C	$285	$573	$985	$2,137

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years

Class A	$552	$769	$1,003	$1,675
Class B	$164	$508	$876	$1,624
Class C	$185	$573	$985	$2,137


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12.88% of the average value of its portfolio.

STRATEGY

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and North Carolina state personal income taxes. The fund invests primarily in municipal bonds rated investment grade. The fund seeks bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

MAIN RISKS

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, a state’s economy and local and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.
  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.
  Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates) and inverse floaters.
  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.
  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.


PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. All returns assume reinvestment of dividends and distributions. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)

Best Quarter (Q3, 2002) 5.18%. Worst Quarter (Q3, 2008) -2.10%

The year-to-date total return of the fund’s Class A shares as of June 30, 2009 was 6.59%.

Average annual total returns as of 12/31/08

Share Class	1 Year	5 Years	10 Years

Class A returns before taxes	-7.48%	1.23%	2.95%
Class A returns after taxes on distributions	-7.48%	1.22%	2.94%
Class A returns after taxes on distributions and sale of fund
shares	-3.47%	1.65%	3.13%
Class B returns before taxes	-7.30%	1.29%	3.11%
Class C returns before taxes	-4.77%	1.39%	2.64%
Barclays Capital Municipal Bond Index reflects no
deduction for fees, expenses or taxes	-2.47%	2.71%	4.26%



PORTFOLIO MANAGEMENT

The fund’s investment adviser is The Dreyfus Corporation. James P. Welch has served as the fund's primary portfolio manager since October 2008.

PURCHASE AND SALE OF FUND SHARES

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. Certain types of accounts are eligible for lower minimum investments. You may sell your shares by mail, telephone or online at www.Dreyfus.com. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

TAX INFORMATION

The fund anticipates that virtually all dividends paid will be exempt from federal and North Carolina state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.


Dreyfus State Municipal Bond Funds Dreyfus Ohio Fund

INVESTMENT OBJECTIVE

The fund seeks to maximize current income exempt from federal income tax and from Ohio state income tax, without undue risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 42 of the prospectus and in the How to Buy Shares section on page 30 of the fund’s Statement of Additional Information (SAI). Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder fees (fees paid directly from your

investment)

	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00

Annual fund operating expenses (expenses that you

pay each year as a percentage of the value of your

investment)

Management fees	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75
Other expenses (including shareholder services fees)	.51	.57	.52

Total annual fund operating expenses	1.06	1.62	1.82

EXPENSE EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$553	$772	$1,008	$1,686
Class B	$565	$811	$1,081	$1,636
Class C	$285	$573	$985	$2,137

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years

Class A	$553	$772	$1,008	$1,686
Class B	$165	$511	$881	$1,636
Class C	$185	$573	$985	$2,137


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 7.73% of the average value of its portfolio.

STRATEGY

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Ohio state personal income taxes. The fund invests primarily in municipal bonds rated investment grade. The fund seeks bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

MAIN RISKS

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, a state’s economy and local and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.
  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.
  Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates) and inverse floaters.
  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.
  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.
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PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. All returns assume reinvestment of dividends and distributions. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)

Best Quarter (Q4, 2000) 4.26%. Worst Quarter (Q3, 2008) -3.34 % The year-to-date total return of the fund’s Class A shares as of June 30, 2009 was 6.91%.

Average annual total returns as of 12/31/08

Share Class	1 Year	5 Years	10 Years

Class A returns before taxes	-11.16%	0.31%	2.49%
Class A returns after taxes on distributions	-11.16%	0.31%	2.48%
Class A returns after taxes on distributions and sale of fund
shares	-5.79%	0.90%	2.77%
Class B returns before taxes	-10.94%	0.38%	2.65%
Class C returns before taxes	-8.51%	0.47%	2.19%
Barclays Capital Municipal Bond Index reflects no
deduction for fees, expenses or taxes	-2.47%	2.71%	4.26%

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PORTFOLIO MANAGEMENT

The fund’s investment adviser is The Dreyfus Corporation. Douglas J. Gaylor has served as the fund's primary portfolio manager since April 2009.

PURCHASE AND SALE OF FUND SHARES

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. Certain types of accounts are eligible for lower minimum investments. You may sell your shares by mail, telephone or online at www.Dreyfus.com. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

TAX INFORMATION

The fund anticipates that virtually all dividends paid will be exempt from federal and Ohio state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Dreyfus State Municipal Bond Funds Dreyfus Pennsylvania Fund

INVESTMENT OBJECTIVE

The fund seeks to maximize current income exempt from federal income tax and from Pennsylvania state income tax, without undue risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 42 of the prospectus and in the How to Buy Shares section on page 30 of the fund’s Statement of Additional Information (SAI). Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder fees (fees paid directly from your

investment)

	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00	none

Annual fund operating expenses (expenses that you

pay each year as a percentage of the value of your

investment)

Management fees	.55	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75	none
Other expenses (including shareholder services fees)	.41	.50	.40	.23

Total annual fund operating expenses	.96	1.55	1.70	.78

EXPENSE EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$544	$742	$957	$1,575
Class B	$558	$790	$1,045	$1,542
Class C	$273	$536	$923	$2,009
Class Z	$80	$249	$433	$966

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years

Class A	$544	$742	$957	$1,575
Class B	$158	$490	$845	$1,542
Class C	$173	$536	$923	$2,009
Class Z	$80	$249	$433	$966
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PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 16.60% of the average value of its portfolio.

STRATEGY

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. The fund invests primarily in municipal bonds rated investment grade. The fund seeks bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

MAIN RISKS

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, a state’s economy and local and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.
  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.
  Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates) and inverse floaters.
  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.
  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.
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PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. All returns assume reinvestment of dividends and distributions. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)

Best Quarter (Q3, 2002) 5.15%. Worst Quarter (Q3, 2008) -2.47%

The year-to-date total return of the fund’s Class A shares as of June 30, 2009 was 7.78%.

Average annual total returns as of 12/31/08

				Since
Share Class	1 Year	5 Years	10 Years	inception

Class A returns before taxes	-9.45%	0.87%	2.65%	-
Class A returns after taxes on distributions	-9.45%	0.87%	2.61%	-
Class A returns after taxes on distributions and sale of fund
shares	-4.79%	1.34%	2.86%	-
Class B returns before taxes	-9.36%	0.93%	2.81%	-
Class C returns before taxes	-6.79%	1.06%	2.37%	-
Class Z (inception date – 11/29/07) returns before taxes	-4.94%	-	-	-4.51%
Barclays Capital Municipal Bond Index reflects no
deduction for fees, expenses or taxes	-2.47%	2.71%	4.26%	-2.04%

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PORTFOLIO MANAGEMENT

The fund’s investment adviser is The Dreyfus Corporation. Douglas J. Gaylor has served as the fund's primary portfolio manager since January 1996.

PURCHASE AND SALE OF FUND SHARES

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. Certain types of accounts are eligible for lower minimum investments. You may sell your shares by mail, telephone or online at www.Dreyfus.com. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

TAX INFORMATION

The fund anticipates that virtually all dividends paid will be exempt from federal and Pennsylvania state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Dreyfus State Municipal Bond Funds Dreyfus Virginia Fund

INVESTMENT OBJECTIVE

The fund seeks to maximize current income exempt from federal income tax and from Virginia state income tax, without undue risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 42 of the prospectus and in the How to Buy Shares section on page 30 of the fund’s Statement of Additional Information (SAI). Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder fees (fees paid directly from your

investment)

	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00

Annual fund operating expenses (expenses that you

pay each year as a percentage of the value of your

investment)

Management fees	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75
Other expenses (including shareholder services fees)	.50	.58	.52

Total annual fund operating expenses	1.05	1.63	1.82

During the past fiscal year, Dreyfus assumed certain expenses of Dreyfus Virginia Fund pursuant to an undertaking, reducing total expenses from 1.05% to 1.00% for Class A, from 1.63% to 1.49% for Class B, and from 1.82% to 1.75% for Class C shares. This undertaking was voluntary.

EXPENSE EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$552	$769	$1,003	$1,675
Class B	$566	$814	$1,087	$1,636
Class C	$285	$573	$985	$2,137
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years

Class A	$552	$769	$1,003	$1,675
Class B	$166	$514	$887	$1,636
Class C	$185	$573	$985	$2,137

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 26.99% of the average value of its portfolio.

STRATEGY

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Virginia state personal income taxes. The fund invests primarily in municipal bonds rated investment grade. The fund seeks bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

MAIN RISKS

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, a state’s economy and local and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.
  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.
  Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates) and inverse floaters.
  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.
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  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.

PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. All returns assume reinvestment of dividends and distributions. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)

Best Quarter (Q3, 2002) 4.62%. Worst Quarter (Q3, 2008) -2.37%

The year-to-date total return of the fund’s Class A shares as of June 30, 2009 was 6.68%.

Average annual total returns as of 12/31/08

Share Class	1 Year	5 Years	10 Years

Class A returns before taxes	-7.26%	0.93%	2.67%
Class A returns after taxes on distributions	-7.26%	0.93%	2.67%
Class A returns after taxes on distributions and sale of fund
shares	-3.39%	1.39%	2.90%
Class B returns before taxes	-6.99%	1.02%	2.82%
Class C returns before taxes	-4.47%	1.11%	2.38%
Barclays Capital Municipal Bond Index reflects no
deduction for fees, expenses or taxes	-2.47%	2.71%	4.26%

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PORTFOLIO MANAGEMENT

The fund’s investment adviser is The Dreyfus Corporation. James P. Welch has served as the fund's primary portfolio manager since October 2008.

PURCHASE AND SALE OF FUND SHARES

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. Certain types of accounts are eligible for lower minimum investments. You may sell your shares by mail, telephone or online at www.Dreyfus.com. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

TAX INFORMATION

The fund anticipates that virtually all dividends paid will be exempt from federal and Virginia state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Details
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GOAL AND APPROACH

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Each fund seeks to maximize current income exempt from federal income tax and, where applicable, from state income tax, without undue risk. To pursue this goal, each fund normally invests substantially all of its assets in municipal bonds of the state after which it is named and certain other securities that provide income exempt from federal income tax and, where applicable, from the income tax of such state.

Each fund invests at least 70% of its assets in municipal bonds rated investment grade (Baa/BBB or higher) or the unrated equivalent as determined by Dreyfus. For additional yield, each fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of each fund’s portfolio is expected to exceed ten years.

The portfolio managers may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, a portfolio manager may assess the current interest rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio managers focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of a fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value. A fund’s allocation to either discount bonds or to premium bonds will change along with the portfolio managers’ changing views of the current interest rate and market environment. The portfolio managers also may look to select bonds that are most likely to obtain attractive prices when sold.

Although each fund seeks to provide income exempt from federal and, where applicable, state personal income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax. In addition, each fund temporarily may invest in taxable bonds and/or municipal bonds that pay income exempt only from federal personal income tax, including when the portfolio manager believes acceptable municipal bonds of the state after which the fund is named are not available for investment.

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Each fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates) and inverse floaters, as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. Each fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

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INVESTMENT RISKS

The fund’s principal risks are discussed below. An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

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  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes and local and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.
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  Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.
  Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. Although the fund invests primarily in bonds rated investment grade, it may invest to a limited extent in high yield bonds. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.
  Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates.
  State-specific risk. The fund is subject to the risk that the relevant state’s economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.
  Market sector risk. The fund’s overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.
  Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. If any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.
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  Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. Certain derivatives may cause taxable income.

  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. The fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.
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  Leveraging risk. The use of leverage, such as lending portfolio securities, entering into futures contracts, investing in inverse floaters, and engaging in forward commitment transactions may cause taxable income and may magnify the fund’s gains or losses.
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  Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
  Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

  Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities or money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.
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MANAGEMENT
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The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $337 billion in approximately 194 mutual fund portfolios. The fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s annual report for the period ended May 31, 2009. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $20.7 trillion in assets under custody and administration and $926 billion in assets under management, and it services more than $11.8 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

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The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Douglas J. Gaylor has been the primary portfolio manager of the Dreyfus Maryland and Dreyfus Pennsylvania Funds since January 1996 and the primary portfolio manager of the Dreyfus Michigan, Dreyfus Minnesota and Dreyfus Ohio Funds since April 2009. Steven Harvey has been an additional portfolio manager of the Dreyfus Pennsylvania Fund since April 2009.

James P. Welch has been the primary portfolio manager of the Dreyfus Connecticut Fund since November 2001 and the primary portfolio manager of the Dreyfus North Carolina and Dreyfus Virginia Funds since October 2008. Mr. Gaylor and Mr. Welch have been co-primary portfolio managers of the Dreyfus Massachusetts Fund since July 2007. Thomas Casey has been an additional portfolio manager of the Dreyfus Massachusetts Fund since April 2009.

Mr. Gaylor and Mr. Welch are portfolio managers for Standish Asset Management Company LLC (Standish), an affiliate of Dreyfus, where they have been employed since April 2009. Mr. Gaylor and Mr. Welch each manage a number of other national and state-specific municipal bond funds managed by Dreyfus, where they have been employed since January 1996 and October 2001, respectively.

Mr. Harvey is a senior portfolio manager for tax-sensitive strategies at Standish, where he has been employed since 2000. Mr. Harvey manages tax-sensitive portfolios for institutional, insurance, mutual fund and high net worth clients. Mr. Casey is a senior portfolio manager for tax-sensitive strategies at Standish, where he has been employed since 1993. Mr. Casey manages tax-sensitive portfolios for institutional and high net worth clients. Mr. Harvey and Mr. Casey have also been employed by Dreyfus since April 2009..

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The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

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MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and for the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees

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and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any of the firms’ other clients.

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, B, C, I and Z shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see “Sales charge reductions and waivers”). Class A shares are subject to an ongoing shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

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Since some of your investment goes to pay an upfront sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and
  qualify for a reduced or waived sales charge
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If you invest $1 million or more (and are not eligible to purchase Class I or Class Z shares), Class A shares will always be the most advantageous choice.

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	Total Sales Load* -- Class A Shares

	As a % of offering	As a % of net asset	Dealers' reallowance as
Amount of Transaction	price per share	value per share	a % of offering price

Less than $50,000	4.50	4.70	4.25
$50,000 to less than $100,000	4.00	4.20	3.75
$100,000 to less than $250,000	3.00	3.10	2.75
$250,000 to less than $500,000	2.50	2.60	2.25
$500,000 to less than $1,000,000	2.00	2.00	1.75
$1,000,000 or more*	-0-	-0-	-0-

*Investments of $1 million or more may be subject to a 1% contingent deferred sales charge if sold within one year of purchase.
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Sales charge reductions and waivers

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To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

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You can reduce your initial sales charge in the following ways:

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  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge.
  We may terminate or change this privilege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.
  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)
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Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor

  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus Fund since on or before February 28, 2006 investors with cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class C share considerations

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Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75%. Class C shares are also subject to an ongoing shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

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Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

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Class I share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

  bank trust departments, trust companies and insurance companies that have entered into agreements with the fund’s distributor to offer Class I shares to their clients institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee
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  Pension Plans that have entered into agreements with the fund’s distributor to offer Class I shares to such plans law firms or attorneys acting as trustees or executors/administrators foundations and endowments that make an initial investment in the fund of at least $1 million sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund’s distributor advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available
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Class B share considerations

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Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other Dreyfus Funds or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Class B shares are subject to an annual Rule 12b-1 fee of .50%, and to an ongoing shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance. Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased. Class B shares sold within six years of purchase are subject to the following CDSCs:

CDSC as a % of Amount
Invested or Redemption Proceeds
Year Since Purchase Payment Was Made	(whichever is less)

First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
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Class Z shares generally are not available for new accounts

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Class Z shares generally are offered only to shareholders of the fund who received Class Z shares of the Dreyfus Connecticut, Massachusetts or Pennsylvania Fund in exchange for their shares of a Dreyfus-managed fund as a result of the reorganization of such fund.

Class Z shares reimburse the distributor for shareholder account service and maintenance expenses up to an annual rate of .25%.

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CDSC waivers

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The fund’s CDSC on Class A, B and C shares may be waived in the following cases:

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  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder

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  redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½
  redemptions made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually.
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BUYING AND SELLING SHARES

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Your Investment — Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds P.O. Box 55268 Boston, MA 02205-8502 Attn: Institutional Processing

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a

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new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian P.O. Box 55552 Boston, MA 02205-8568 Attn: Institutional Processing

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services for Fund Investors.”

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $25,000 and $1,000, respectively. The minimum initial and subsequent investment for IRA accounts is $5,000 and $1,000, respectively. Investments made through Dreyfus Teletransfer are subject to a $150,000 maximum per day. All investments must be in U.S. dollars. Third party checks, cash, travelers checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

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You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

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To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

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Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares
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By Mail – Regular Accounts. To redeem shares of a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds
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P.O. Box 55268 Boston, MA 02205-8502

By Mail – IRA Accounts. To redeem shares of an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian P.O. Box 55552 Boston, MA 02205-8568

A signature guarantee is required for some written sell orders. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address (maximum $250,000 per day). You may request that redemption proceeds (minimum $5,000) be sent to your bank by wire (minimum $5,000/maximum $20,000) or by Dreyfus Teletransfer (minimum $1,000/maximum $20,000). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus Teletransfer for up to $250,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

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GENERAL POLICIES

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

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The fund also reserves the right to:

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  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit. Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

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To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

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Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

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DISTRIBUTIONS AND TAXES

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The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and , where applicable, from state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

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For state income tax purposes, distributions derived from interest on municipal securities of state issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to state personal income taxes.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

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If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

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Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

SERVICES FOR FUND INVESTORS

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Automatic services

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Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

You can also exchange Class Z shares into shares of certain other Dreyfus Funds. You can request your exchange by contacting your financial representative. Holders of Class Z shares also may request an exchange in writing, by phone or online.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

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Reinvestment Privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Dreyfus Express® voice-activated account access (Class Z only)

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus Funds, get price and yield information, and much more, by calling 1-800-645-6561. Certain requests require the services of a representative.

Experienced financial advisers can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Financial Center is near you, call 1-800-645-6561.

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Checkwriting privilege

You may write redemption checks against your account for Class A or Class Z shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Dreyfus Financial Centers

A full array of investment services and products are offered at Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirements planning.

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FINANCIAL HIGHLIGHTS Dreyfus Connecticut Fund

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.55	11.87	11.78	12.11	11.90
Investment Operations:
Investment income--net[a]	.47	.48	.49	.51	.51
Net realized and unrealized gain (loss) on investments	(.39)	(.30)	.09	(.33)	.21
Total from Investment Operations	.08	.18	.58	.18	.72
Distributions:
Dividends from investment income--net	(.47)	(.48)	(.49)	(.51)	(.51)
Dividends from net realized gain on investments	-	(.02)	-	-	-
Total Distributions	(.47)	(.50)	(.49)	(.51)	(.51)
Net asset value, end of period	11.16	11.55	11.87	11.78	12.11
Total Return (%)[b]	.86	1.54	5.04	1.52	6.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	1.10	1.20	1.13	1.04
Ratio of net expenses to average net assets	.93 [c]	1.09	1.19	1.13 [c]	1.03
Ratio of interest expense related to floating rate notes
issued to average net assets	.02	.20	.30	.23	.13
Ratio of net investment income to average net assets	4.29	4.12	4.17	4.29	4.25
Portfolio Turnover Rate	26.41	44.96	43.87	14.24	20.07
Net Assets, end of period ($ x 1,000)	238,183	248,300	257,627	259,930	274,204

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.
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			Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.54	11.86	11.77	12.10	11.89
Investment Operations:
Investment income--net[a]	.40	.41	.43	.45	.45
Net realized and unrealized gain (loss) on investments	(.38)	(.30)	.09	(.33)	.21
Total from Investment Operations	.02	.11	.52	.12	.66
Distributions:
Dividends from investment income--net	(.41)	(.41)	(.43)	(.45)	(.45)
Dividends from net realized gain on investments	-	(.02)	-	-	-
Total Distributions	(.41)	(.43)	(.43)	(.45)	(.45)
Net asset value, end of period	11.15	11.54	11.86	11.77	12.10
Total Return (%)[b]	.26	.97	4.50	1.00	5.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.52	1.66	1.72	1.66	1.56
Ratio of net expenses to average net assets	1.52 [c]	1.65	1.71	1.66 [c]	1.55
Ratio of interest expense related to floating rate notes
issued to average net assets	.02	.20	.30	.23	.13
Ratio of net investment income to average net assets	3.68	3.56	3.66	3.76	3.73
Portfolio Turnover Rate	26.41	44.96	43.87	14.24	20.07
Net Assets, end of period ($ x 1,000)	2,825	7,541	17,314	24,853	32,919

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

			Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.53	11.85	11.76	12.09	11.88
Investment Operations:
Investment income--net[a]	.39	.39	.40	.42	.42
Net realized and unrealized gain (loss) on investments	(.39)	(.30)	.09	(.33)	.21
Total from Investment Operations	-	.09	.49	.09	.63
Distributions:
Dividends from investment income--net	(.39)	(.39)	(.40)	(.42)	(.42)
Dividends from net realized gain on investments	-	(.02)	-	-	-
Total Distributions	(.39)	(.41)	(.40)	(.42)	(.42)
Net asset value, end of period	11.14	11.53	11.85	11.76	12.09
Total Return (%)[b]	.09	.76	4.25	.76	5.37
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.69	1.86	1.96	1.89	1.80
Ratio of net expenses to average net assets	1.68	1.85	1.95	1.89 [c]	1.79
Ratio of interest expense related to floating rate notes
issued to average net assets	.02	.20	.30	.23	.13
Ratio of net investment income to average net assets	3.53	3.35	3.41	3.52	3.49
Portfolio Turnover Rate	26.41	44.96	43.87	14.24	20.07
Net Assets, end of period ($ x 1,000)	15,045	12,640	11,021	11,429	11,643

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.
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	Period Ended April 30,

Class I Shares		2009[a]

Per Share Data ($):
Net asset value, beginning of period		10.13
Investment Operations:
Investment income—net[b]		.19
Net realized and unrealized gain (loss) on investments		1.03
Total from Investment Operations		1.22
Distributions:
Dividends from investment income--net		(.19)
Net asset value, end of period		11.16
Total Return (%) [c]		12.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]		.64
Ratio of net expenses to average net assets[d]		.63
Ratio of interest expense related to floating rate notes
issued to average net assets		.02
Ratio of net investment income to average net assets[d]		4.70
Portfolio Turnover Rate		26.41
Net Assets, end of period ($ x 1,000)		11

a From December 15, 2008 (commencement of initial offering) to April 20, 2009.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

	Year Ended April 30,

Class Z Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	11.55	11.79
Investment Operations:
Investment income--net[b]	.49	.46
Net realized and unrealized gain (loss) on investments	(.39)	(.22)
Total from Investment Operations	.10	.24
Distributions:
Dividends from investment income--net	(.49)	(.46)
Dividends from net realized gain on investments	-	(.02)
Total Distributions	(.49)	(.48)
Net asset value, end of period	11.16	11.55
Total Return (%)	1.03	2.04 [c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.94 [d]
Ratio of net expenses to average net assets	.76 [e]	.93 [d]
Ratio of interest expense related to floating rate notes
issued to average net assets	.02	.20
Ratio of net investment income to average net assets	4.46	4.31 [d]
Portfolio Turnover Rate	26.41	44.96
Net Assets, end of period ($ x 1,000)	108,416	118,444

a From June 1, 2007 (commencement of initial offering) to April 30, 2008.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.
e Expense waivers and/or reimbursements amounted to less than .01%.
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FINANCIAL HIGHLIGHTS Dreyfus Maryland Fund

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.83	12.24	12.12	12.36	12.12
Investment Operations:
Investment income--net[a]	.51	.49	.48	.48	.48
Net realized and unrealized gain (loss) on investments	(.54)	(.41)	.12	(.24)	.24
Total from Investment Operations	(.03)	.08	.60	.24	.72
Distributions:
Dividends from investment income--net	(.51)	(.49)	(.48)	(.48)	(.48)
Dividends from net realized gain on investments	-	-	-	(.00)[b]	-
Total Distributions	(.51)	(.49)	(.48)	(.48)	(.48)
Net asset value, end of period	11.29	11.83	12.24	12.12	12.36
Total Return (%) [c]	(.13)	.67	5.04	1.96	6.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.93	.91	.91	.93
Ratio of net expenses to average net assets	.94	.92	.91 [d]	.91 [d]	.93 [d]
Ratio of net investment income to average net assets	4.54	4.07	3.94	3.87	3.90
Portfolio Turnover Rate	14.86	17.25	5.67	14.38	4.33
Net Assets, end of period ($ x 1,000)	162,311	178,268	186,327	192,953	202,323

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Expense waivers and/or reimbursements amounted to less than .01%.
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		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.84	12.24	12.12	12.36	12.12
Investment Operations:
Investment income--net[a]	.44	.41	.42	.41	.42
Net realized and unrealized gain (loss) on investments	(.54)	(.38)	.12	(.24)	.24
Total from Investment Operations	(.10)	.03	.54	.17	.66
Distributions:
Dividends from investment income--net	(.45)	(.43)	(.42)	(.41)	(.42)
Dividends from net realized gain on investments	-	-	-	(.00)[b]	-
Total Distributions	(.45)	(.43)	(.42)	(.41)	(.42)
Net asset value, end of period	11.29	11.84	12.24	12.12	12.36
Total Return (%) [c]	(.76)	.22	4.51	1.43	5.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.50	1.46	1.41	1.42	1.43
Ratio of net expenses to average net assets	1.50 [d]	1.45	1.41 [d]	1.42 [d]	1.43 [d]
Ratio of net investment income to average net assets	3.94	3.53	3.43	3.35	3.40
Portfolio Turnover Rate	14.86	17.25	5.67	14.38	4.33
Net Assets, end of period ($ x 1,000)	3,640	10,266	21,524	29,140	37,811

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.84	12.25	12.12	12.37	12.12
Investment Operations:
Investment income--net[a]	.42	.39	.39	.38	.39
Net realized and unrealized gain (loss) on investments	(.54)	(.41)	.13	(.25)	.25
Total from Investment Operations	(.12)	(.02)	.52	.13	.64
Distributions:
Dividends from investment income--net	(.42)	(.39)	(.39)	(.38)	(.39)
Dividends from net realized gain on investments	-	-	-	(.00)[b]	-
Total Distributions	(.42)	(.39)	(.39)	(.38)	(.39)
Net asset value, end of period	11.30	11.84	12.25	12.12	12.37
Total Return (%) [c]	(.90)	(.12)	4.33	1.09	5.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.73	1.72	1.67	1.69	1.69
Ratio of net expenses to average net assets	1.73 [d]	1.71	1.67 [d]	1.69 [d]	1.69 [d]
Ratio of net investment income to average net assets	3.76	3.28	3.18	3.10	3.14
Portfolio Turnover Rate	14.86	17.25	5.67	14.38	4.33
Net Assets, end of period ($ x 1,000)	3,698	3,713	4,025	4,702	5,650

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Expense waivers and/or reimbursements amounted to less than .01%.
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FINANCIAL HIGHLIGHTS Dreyfus Massachusetts Fund

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.29	11.66	11.56	11.87	11.50
Investment Operations:
Investment income--net[a]	.46	.46	.47	.46	.46
Net realized and unrealized gain (loss) on investments	(.36)	(.36)	.12	(.29)	.39
Total from Investment Operations	.10	.10	.59	.17	.85
Distributions:
Dividends from investment income--net	(.46)	(.46)	(.46)	(.46)	(.46)
Dividends from net realized gain on investments	(.02)	(.01)	(.03)	(.02)	(.02)
Total Distributions	(.48)	(.47)	(.49)	(.48)	(.48)
Net asset value, end of period	10.91	11.29	11.66	11.56	11.87
Total Return (%)[b]	1.07	.92	5.23	1.48	7.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.93	.92	.92	.97
Ratio of net expenses to average net assets	.94 [c]	.92	.92	.92 [c]	.97 [c]
Ratio of net investment income to average net assets	4.25	4.01	3.99	3.92	3.96
Portfolio Turnover Rate	9.04	18.21	30.97	34.00	43.92
Net Assets, end of period ($ x 1,000)	39,079	44,178	49,034	49,913	51,884

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.
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		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.28	11.65	11.54	11.86	11.50
Investment Operations:
Investment income--net[a]	.39	.39	.40	.40	.40
Net realized and unrealized gain (loss) on investments	(.35)	(.36)	.14	(.30)	.38
Total from Investment Operations	.04	.03	.54	.10	.78
Distributions:
Dividends from investment income--net	(.40)	(.39)	(.40)	(.40)	(.40)
Dividends from net realized gain on investments	(.02)	(.01)	(.03)	(.02)	(.02)
Total Distributions	(.42)	(.40)	(.43)	(.42)	(.42)
Net asset value, end of period	10.90	11.28	11.65	11.54	11.86
Total Return (%)[b]	.50	.36	4.77	.86	6.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.52	1.48	1.45	1.45	1.49
Ratio of net expenses to average net assets	1.52 [c]	1.47	1.45	1.45 [c]	1.49 [c]
Ratio of net investment income to average net assets	3.68	3.46	3.47	3.39	3.44
Portfolio Turnover Rate	9.04	18.21	30.97	34.00	43.92
Net Assets, end of period ($ x 1,000)	1,404	2,910	3,893	5,188	6,239

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	11.30	11.67	11.56	11.88	11.51
Investment Operations:
Investment income--net[a]	.38	.37	.38	.37	.37
Net realized and unrealized gain (loss) on investments	(.36)	(.36)	.14	(.30)	.39
Total from Investment Operations	.02	.01	.52	.07	.76
Distributions:
Dividends from investment income--net	(.38)	(.37)	(.38)	(.37)	(.37)
Dividends from net realized gain on investments	(.02)	(.01)	(.03)	(.02)	(.02)
Total Distributions	(.40)	(.38)	(.41)	(.39)	(.39)
Net asset value, end of period	10.92	11.30	11.67	11.56	11.88
Total Return (%)[b]	.32	.17	4.53	.64	6.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.69	1.68	1.67	1.66	1.72
Ratio of net expenses to average net assets	1.69 [c]	1.67	1.67	1.66 [c]	1.71
Ratio of net investment income to average net assets	3.51	3.26	3.24	3.18	3.20
Portfolio Turnover Rate	9.04	18.21	30.97	34.00	43.92
Net Assets, end of period ($ x 1,000)	3,163	3,314	3,520	4,478	4,214

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.
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			Year Ended April 30,

Class Z Shares	2009	2008	2007	2006	2005[a]

Per Share Data ($):
Net asset value, beginning of period	11.29	11.66	11.55	11.87	11.88
Investment Operations:
Investment income--net[b]	.48	.48	.48	.48	.25
Net realized and unrealized gain (loss) on investments	(.36)	(.36)	.15	(.30)	.01
Total from Investment Operations	.12	.12	.63	.18	.26
Distributions:
Dividends from investment income--net	(.48)	(.48)	(.49)	(.48)	(.25)
Dividends from net realized gain on investments	(.02)	(.01)	(.03)	(.02)	(.02)
Total Distributions	(.50)	(.49)	(.52)	(.50)	(.27)
Net asset value, end of period	10.91	11.29	11.66	11.55	11.87
Total Return (%)	1.28	1.14	5.54	1.56	2.23 [c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.71	.71	.76	.77 [d]
Ratio of net expenses to average net assets	.73 [e]	.70	.71	.75	.76 [d]
Ratio of net investment income to average net assets	4.46	4.23	4.20	4.09	4.07 [d]
Portfolio Turnover Rate	9.04	18.21	30.97	34.00	43.92
Net Assets, end of period ($ x 1,000)	160,394	177,652	195,667	137,011	147,338

a From October 20, 2004 (commencement of initial offering) to April 30, 2005.
b Based on average shares outstanding at each month end
c Not annualized.
d Annualized.
e Expense waivers and/or reimbursements amounted to less than .01%.
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FINANCIAL HIGHLIGHTS Dreyfus Michigan Fund

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.60	15.17	14.98	15.28	14.95
Investment Operations:
Investment income--net[a]	.67	.65	.63	.62	.65
Net realized and unrealized gain (loss) on investments	(.56)	(.57)	.21	(.30)	.33
Total from Investment Operations	.11	.08	.84	.32	.98
Distributions:
Dividends from investment income--net	(.67)	(.65)	(.63)	(.62)	(.65)
Dividends from net realized gain on investments	-	(.00)[b]	(.02)	-	-
Total Distributions	(.67)	(.65)	(.65)	(.62)	(.65)
Net asset value, end of period	14.04	14.60	15.17	14.98	15.28
Total Return (%) [c]	.85	.56	5.71	2.11	6.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.19	1.16	1.11	1.09
Ratio of net expenses to average net assets	1.12	1.18	1.15	1.10	1.09 [d]
Ratio of interest expense related to floating rate notes
issued to average net assets	.12	.20	.20	.14	.13
Ratio of net investment income to average net assets	4.77	4.35	4.17	4.08	4.30
Portfolio Turnover Rate	12.29	16.23	10.45	17.78	21.12
Net Assets, end of period ($ x 1,000)	75,427	80,657	91,226	96,826	102,251

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Expense waivers and/or reimbursements amounted to less than .01%.
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			Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.60	15.16	14.98	15.28	14.95
Investment Operations:
Investment income--net[a]	.55	.55	.54	.54	.57
Net realized and unrealized gain (loss) on investments	(.55)	(.56)	.21	(.30)	.33
Total from Investment Operations	-	(.01)	.75	.24	.90
Distributions:
Dividends from investment income--net	(.56)	(.55)	(.55)	(.54)	(.57)
Dividends from net realized gain on investments	-	(.00)[b]	(.02)	-	-
Total Distributions	(.56)	(.55)	(.57)	(.54)	(.57)
Net asset value, end of period	14.04	14.60	15.16	14.98	15.28
Total Return (%) [c]	.10	.00 [d]	5.05	1.58	6.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81	1.80	1.71	1.65	1.62
Ratio of net expenses to average net assets	1.80	1.79	1.70	1.63	1.61
Ratio of interest expense related to floating rate notes
issued to average net assets	.12	.20	.20	.14	.13
Ratio of net investment income to average net assets	4.02	3.72	3.62	3.55	3.81
Portfolio Turnover Rate	12.29	16.23	10.45	17.78	21.12
Net Assets, end of period ($ x 1,000)	389	1,154	2,167	3,926	6,114

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Amount represents less than .01%.

			Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.61	15.17	14.99	15.28	14.96
Investment Operations:
Investment income--net[a]	.57	.54	.52	.51	.54
Net realized and unrealized gain (loss) on investments	(.57)	(.56)	.20	(.29)	.32
Total from Investment Operations	-	(.02)	.72	.22	.86
Distributions:
Dividends from investment income--net	(.56)	(.54)	(.52)	(.51)	(.54)
Dividends from net realized gain on investments	-	(.00)[b]	(.02)	-	-
Total Distributions	(.56)	(.54)	(.54)	(.51)	(.54)
Net asset value, end of period	14.05	14.61	15.17	14.99	15.28
Total Return (%) [c]	.12	(.12)	4.86	1.44	5.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.87	1.93	1.90	1.84	1.82
Ratio of net expenses to average net assets	1.86	1.92	1.89	1.82	1.82 [d]
Ratio of interest expense related to floating rate notes
issued to average net assets	.12	.20	.20	.14	.13
Ratio of net investment income to average net assets	4.03	3.61	3.44	3.35	3.59
Portfolio Turnover Rate	12.29	16.23	10.45	17.78	21.12
Net Assets, end of period ($ x 1,000)	3,718	4,166	4,309	5,602	5,588

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Amount represents less than .01%.

FINANCIAL HIGHLIGHTS Dreyfus Minnesota Fund

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.96	15.32	15.17	15.42	15.19
Investment Operations:
Investment income--net[a]	.63	.64	.64	.64	.64
Net realized and unrealized gain (loss) on investments	(.24)	(.36)	.17	(.25)	.40
Total from Investment Operations	.39	.28	.81	.39	1.04
Distributions:
Dividends from investment income--net	(.62)	(.64)	(.64)	(.64)	(.65)
Dividends from net realized gain on investments	(.06)	-	(.02)	-	(.16)
Total Distributions	(.68)	(.64)	(.66)	(.64)	(.81)
Net asset value, end of period	14.67	14.96	15.32	15.17	15.42
Total Return (%)[b]	2.89	1.86	5.44	2.58	6.99
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	1.11	1.10	1.08	1.02
Ratio of net expenses to average net assets	.98 [c]	1.10	1.09	1.07	1.01
Ratio of interest and expense related to floating rate
notes issued to average net assets	.02	.15	.17	.13	.07
Ratio of net investment income to average net assets	4.35	4.21	4.18	4.19	4.21
Portfolio Turnover Rate	14.21	14.69	5.27	7.24	9.86
Net Assets, end of period ($ x 1,000)	114,357	105,393	103,737	102,510	107,083

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

			Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.98	15.35	15.19	15.44	15.22
Investment Operations:
Investment income--net[a]	.54	.56	.56	.56	.56
Net realized and unrealized gain (loss) on investments	(.21)	(.37)	.18	(.24)	.39
Total from Investment Operations	.33	.19	.74	.32	.95
Distributions:
Dividends from investment income--net	(.55)	(.56)	(.56)	(.57)	(.57)
Dividends from net realized gain on investments	(.06)	-	(.02)	-	(.16)
Total Distributions	(.61)	(.56)	(.58)	(.57)	(.73)
Net asset value, end of period	14.70	14.98	15.35	15.19	15.44
Total Return (%)[b]	2.41	1.26	4.98	2.06	6.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.52	1.62	1.61	1.59	1.53
Ratio of net expenses to average net assets	1.52 [c]	1.61	1.59	1.58	1.52
Ratio of interest and expense related to floating rate
notes issued to average net assets	.02	.15	.17	.13	.07
Ratio of net investment income to average net assets	3.83	3.70	3.67	3.68	3.70
Portfolio Turnover Rate	14.21	14.69	5.27	7.24	9.86
Net Assets, end of period ($ x 1,000)	1,720	5,046	9,088	10,420	12,621

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

			Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	14.98	15.35	15.19	15.44	15.21
Investment Operations:
Investment income--net[a]	.51	.52	.53	.53	.53
Net realized and unrealized gain (loss) on investments	(.21)	(.37)	.18	(.25)	.39
Total from Investment Operations	.30	.15	.71	.28	.92
Distributions:
Dividends from investment income--net	(.52)	(.52)	(.53)	(.53)	(.53)
Dividends from net realized gain on investments	(.06)	-	(.02)	-	(.16)
Total Distributions	(.58)	(.52)	(.55)	(.53)	(.69)
Net asset value, end of period	14.70	14.98	15.35	15.19	15.44
Total Return (%)[b]	2.18	1.03	4.72	1.81	6.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.75	1.86	1.85	1.83	1.77
Ratio of net expenses to average net assets	1.75 [c]	1.86 [c]	1.84	1.82	1.76
Ratio of interest and expense related to floating rate
notes issued to average net assets	.02	.15	.17	.13	.07
Ratio of net investment income to average net assets	3.57	3.44	3.43	3.43	3.45
Portfolio Turnover Rate	14.21	14.69	5.27	7.24	9.86
Net Assets, end of period ($ x 1,000)	6,057	4,867	4,148	4,398	4,542

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

FINANCIAL HIGHLIGHTS Dreyfus North Carolina Fund

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

		Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	13.58	13.89	13.76	14.04	13.71
Investment Operations:
Investment income--net[a]	.56	.57	.56	.56	.53
Net realized and unrealized gain (loss) on investments	(.35)	(.29)	.16	(.28)	.33
Total from Investment Operations	.21	.28	.72	.28	.86
Distributions:
Dividends from investment income--net	(.56)	(.57)	(.57)	(.56)	(.53)
Dividends from net realized gain on investments	-	(.02)	(.02)	-	-
Total Distributions	(.56)	(.59)	(.59)	(.56)	(.53)
Net asset value, end of period	13.23	13.58	13.89	13.76	14.04
Total Return (%)[b]	1.63	2.05	5.31	2.01	6.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.00	.99	.99	.98
Ratio of net expenses to average net assets	1.04	.99	.99	.99	.98 [c]
Ratio of net investment income to average net assets	4.22	4.13	4.07	4.01	3.79
Portfolio Turnover Rate	12.88	-	20.35	37.61	38.85
Net Assets, end of period ($ x 1,000)	59,846	58,083	60,553	60,682	62,461

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	13.57	13.88	13.75	14.03	13.70
Investment Operations:
Investment income--net[a]	.46	.48	.49	.48	.45
Net realized and unrealized gain (loss) on investments	(.33)	(.28)	.15	(.27)	.34
Total from Investment Operations	.13	.20	.64	.21	.79
Distributions:
Dividends from investment income--net	(.48)	(.49)	(.49)	(.49)	(.46)
Dividends from net realized gain on investments	-	(.02)	(.02)	-	-
Total Distributions	(.48)	(.51)	(.51)	(.49)	(.46)
Net asset value, end of period	13.22	13.57	13.88	13.75	14.03
Total Return (%)[b]	1.04	1.48	4.76	1.49	5.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.61	1.56	1.51	1.51	1.49
Ratio of net expenses to average net assets	1.60	1.54	1.51	1.51	1.49 [c]
Ratio of net investment income to average net assets	3.64	3.58	3.56	3.49	3.28
Portfolio Turnover Rate	12.88	-	20.35	37.61	38.85
Net Assets, end of period ($ x 1,000)	973	2,577	5,330	7,430	10,366

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	13.59	13.90	13.77	14.05	13.71
Investment Operations:
Investment income--net[a]	.45	.46	.46	.45	.42
Net realized and unrealized gain (loss) on investments	(.35)	(.29)	.15	(.28)	.34
Total from Investment Operations	.10	.17	.61	.17	.76
Distributions:
Dividends from investment income--net	(.45)	(.46)	(.46)	(.45)	(.42)
Dividends from net realized gain on investments	-	(.02)	(.02)	-	-
Total Distributions	(.45)	(.48)	(.48)	(.45)	(.42)
Net asset value, end of period	13.24	13.59	13.90	13.77	14.05
Total Return (%)[b]	.85	1.24	4.51	1.25	5.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82	1.79	1.76	1.75	1.73
Ratio of net expenses to average net assets	1.81	1.77	1.76	1.75	1.73 [c]
Ratio of net investment income to average net assets	3.43	3.33	3.31	3.25	3.04
Portfolio Turnover Rate	12.88	-	20.35	37.61	38.85
Net Assets, end of period ($ x 1,000)	3,162	1,929	1,590	1,678	2,287

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

FINANCIAL HIGHLIGHTS Dreyfus Ohio Fund

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	12.20	12.63	12.50	12.78	12.48
Investment Operations:
Investment income--net[a]	.54	.52	.51	.52	.52
Net realized and unrealized gain (loss) on investments	(.67)	(.43)	.13	(.28)	.30
Total from Investment Operations	(.13)	.09	.64	.24	.82
Distributions:
Dividends from investment income--net	(.54)	(.52)	(.51)	(.52)	(.52)
Net asset value, end of period	11.53	12.20	12.63	12.50	12.78
Total Return (%)[b]	(1.00)	.74	5.22	1.92	6.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.07	1.05	1.02	.97
Ratio of net expenses to average net assets	1.06 [c]	1.06	1.03	1.02 [c]	.97 [c]
Ratio of interest expense related to floating rate notes
issued to average net assets	.11	.14	.14	.11	.06
Ratio of net investment income to average net assets	4.64	4.19	4.07	4.12	4.12
Portfolio Turnover Rate	7.73	12.00	31.65	13.57	5.30
Net Assets, end of period ($ x 1,000)	150,007	167,683	183,157	184,312	189,946

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

			Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	12.21	12.63	12.50	12.78	12.48
Investment Operations:
Investment income--net[a]	.45	.45	.44	.46	.45
Net realized and unrealized gain (loss) on investments	(.66)	(.42)	.14	(.28)	.31
Total from Investment Operations	(.21)	.03	.58	.18	.76
Distributions:
Dividends from investment income--net	(.47)	(.45)	(.45)	(.46)	(.46)
Net asset value, end of period	11.53	12.21	12.63	12.50	12.78
Total Return (%)[b]	(1.66)	.28	4.68	1.40	6.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.62	1.61	1.57	1.53	1.48
Ratio of net expenses to average net assets	1.62 [c]	1.60	1.55	1.53 [c]	1.48 [c]
Ratio of interest expense related to floating rate notes
issued to average net assets	.11	.14	.14	.11	.06
Ratio of net investment income to average net assets	4.00	3.64	3.55	3.61	3.61
Portfolio Turnover Rate	7.73	12.00	31.65	13.57	5.30
Net Assets, end of period ($ x 1,000)	1,954	6,375	14,720	22,108	28,740

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

			Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	12.23	12.65	12.52	12.80	12.50
Investment Operations:
Investment income--net[a]	.45	.43	.42	.43	.42
Net realized and unrealized gain (loss) on investments	(.68)	(.42)	.13	(.28)	.31
Total from Investment Operations	(.23)	.01	.55	.15	.73
Distributions:
Dividends from investment income--net	(.45)	(.43)	(.42)	(.43)	(.43)
Net asset value, end of period	11.55	12.23	12.65	12.52	12.80
Total Return (%)[b]	(1.82)	.07	4.42	1.15	5.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82	1.83	1.81	1.78	1.73
Ratio of net expenses to average net assets	1.81	1.83 [c]	1.79	1.77	1.73 [c]
Ratio of interest expense related to floating rate notes
issued to average net assets	.11	.14	.14	.11	.06
Ratio of net investment income to average net assets	3.88	3.43	3.31	3.36	3.36
Portfolio Turnover Rate	7.73	12.00	31.65	13.57	5.30
Net Assets, end of period ($ x 1,000)	7,044	7,805	9,053	9,939	10,406

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

FINANCIAL HIGHLIGHTS Dreyfus Pennsylvania Fund

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	15.67	16.19	15.88	16.19	15.78
Investment Operations:
Investment income--net[a]	.65	.64	.62	.62	.62
Net realized and unrealized gain (loss) on investments	(.40)	(.53)	.31	(.31)	.41
Total from Investment Operations	.25	.11	.93	.31	1.03
Distributions:
Dividends from investment income--net	(.64)	(.63)	(.62)	(.62)	(.62)
Net asset value, end of period	15.28	15.67	16.19	15.88	16.19
Total Return (%)[b]	1.75	.71	5.95	1.89	6.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.99	.94	.94	.95
Ratio of net expenses to average net assets	.96 [c]	.98	.94	.94 [c]	.95 [c]
Ratio of net investment income to average net assets	4.27	4.02	3.87	3.82	3.86
Portfolio Turnover Rate	16.60	15.47	8.82	11.89	10.18
Net Assets, end of period ($ x 1,000)	130,611	138,054	145,897	147,733	155,436

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	15.66	16.18	15.87	16.18	15.77
Investment Operations:
Investment income--net[a]	.54	.53	.54	.53	.53
Net realized and unrealized gain (loss) on investments	(.38)	(.51)	.31	(.31)	.42
Total from Investment Operations	.16	.02	.85	.22	.95
Distributions:
Dividends from investment income--net	(.55)	(.54)	(.54)	(.53)	(.54)
Net asset value, end of period	15.27	15.66	16.18	15.87	16.18
Total Return (%)[b]	1.16	.15	5.41	1.37	6.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.55	1.56	1.45	1.46	1.46
Ratio of net expenses to average net assets	1.54	1.55	1.45	1.46 [c]	1.46 [c]
Ratio of net investment income to average net assets	3.67	3.47	3.35	3.30	3.35
Portfolio Turnover Rate	16.60	15.47	8.82	11.89	10.18
Net Assets, end of period ($ x 1,000)	2,474	5,375	12,886	21,799	29,280

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	15.68	16.20	15.89	16.20	15.79
Investment Operations:
Investment income--net[a]	.53	.52	.50	.50	.50
Net realized and unrealized gain (loss) on investments	(.39)	(.53)	.31	(.31)	.41
Total from Investment Operations	.14	(.01)	.81	.19	.91
Distributions:
Dividends from investment income--net	(.53)	(.51)	(.50)	(.50)	(.50)
Net asset value, end of period	15.29	15.68	16.20	15.89	16.20
Total Return (%)[b]	1.00	(.04)	5.18	1.15	5.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.70	1.73	1.67	1.68	1.69
Ratio of net expenses to average net assets	1.69	1.72	1.67	1.68 [c]	1.69 [c]
Ratio of net investment income to average net assets	3.54	3.27	3.13	3.08	3.11
Portfolio Turnover Rate	16.60	15.47	8.82	11.89	10.18
Net Assets, end of period ($ x 1,000)	4,983	3,875	3,599	2,932	2,839

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

	Year Ended April 30,

Class Z Shares	2009	2008[a]

Per Share Data ($):
Net asset value, beginning of period	15.67	15.98
Investment Operations:
Investment income--net[b]	.68	.29
Net realized and unrealized gain (loss) on investments	(.40)	(.32)
Total from Investment Operations	.28	(.03)
Distributions:
Dividends from investment income—net	(.67)	(.28)
Net asset value, end of period	15.28	15.67
Total Return (%)	1.96	(.18)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78 [d]
Ratio of net expenses to average net assets	.77	.77 [d]
Ratio of net investment income to average net assets	4.48	4.37 [d]
Portfolio Turnover Rate	16.60	15.47
Net Assets, end of period ($ x 1,000)	55,649	62,102

a From November 29, 2007 (commencement of initial offering) to April 30, 2008.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

FINANCIAL HIGHLIGHTS Dreyfus Virginia Fund

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	16.30	16.72	16.61	17.04	16.73
Investment Operations:
Investment income--net[a]	.64	.65	.68	.69	.66
Net realized and unrealized gain (loss) on investments	(.24)	(.42)	.11	(.43)	.31
Total from Investment Operations	.40	.23	.79	.26	.97
Distributions:
Dividends from investment income--net	(.64)	(.65)	(.68)	(.69)	(.66)
Net asset value, end of period	16.06	16.30	16.72	16.61	17.04
Total Return (%)[b]	2.57	1.44	4.85	1.51	5.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.18	1.16	1.11	1.06
Ratio of net expenses to average net assets	1.00	1.15	1.15	1.10	1.05
Ratio of interest expense related to floating rate notes
issued to average net assets	-	.16	.17	.12	.07
Ratio of net investment income to average net assets	4.04	3.97	4.09	4.06	3.88
Portfolio Turnover Rate	26.99	18.22	18.14	41.99	36.57
Net Assets, end of period ($ x 1,000)	57,906	54,244	58,748	60,998	66,155

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

		Year Ended April 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	16.29	16.72	16.60	17.04	16.72
Investment Operations:
Investment income--net[a]	.56	.56	.59	.60	.56
Net realized and unrealized gain (loss) on investments	(.23)	(.42)	.13	(.44)	.33
Total from Investment Operations	.33	.14	.72	.16	.89
Distributions:
Dividends from investment income--net	(.56)	(.57)	(.60)	(.60)	(.57)
Net asset value, end of period	16.06	16.29	16.72	16.60	17.04
Total Return (%)[b]	2.15	.86	4.38	.94	5.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.63	1.74	1.68	1.63	1.58
Ratio of net expenses to average net assets	1.49	1.65	1.66	1.61	1.56
Ratio of interest expense related to floating rate
notes issued to average net assets	-	.16	.17	.12	.07
Ratio of net investment income to average net assets	3.57	3.45	3.58	3.55	3.37
Portfolio Turnover Rate	26.99	18.22	18.14	41.99	36.57
Net Assets, end of period ($ x 1,000)	922	1,845	3,597	5,796	7,465

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

		Year Ended April 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	16.29	16.71	16.60	17.03	16.71
Investment Operations:
Investment income--net[a]	.52	.53	.56	.56	.53
Net realized and unrealized gain (loss) on investments	(.24)	(.42)	.11	(.43)	.32
Total from Investment Operations	.28	.11	.67	.13	.85
Distributions:
Dividends from investment income--net	(.52)	(.53)	(.56)	(.56)	(.53)
Net asset value, end of period	16.05	16.29	16.71	16.60	17.03
Total Return (%)[b]	1.80	.68	4.08	.76	5.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82	1.95	1.92	1.86	1.80
Ratio of net expenses to average net assets	1.75	1.90	1.90	1.84	1.79
Ratio of interest expense related to floating rate
notes issued to average net assets	-	.16	.17	.12	.07
Ratio of net investment income to average net assets	3.28	3.22	3.34	3.32	3.14
Portfolio Turnover Rate	26.99	18.22	18.14	41.99	36.57
Net Assets, end of period ($ x 1,000)	2,831	2,219	2,397	2,887	3,314

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

NOTES

NOTES

For More Information

Dreyfus State Municipal Bond Funds

SEC file number: 811-4906

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report


Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.


Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings


Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.


A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:


By telephone Call 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561


By mail Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com
On the Internet Certain fund documents can be viewed online or downloaded from:
SEC http://www.sec.gov
Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2009 MBSC Securities Corporation

PSTMB-P0909

DREYFUS STATE MUNICIPAL BOND FUNDS

·	Dreyfus Connecticut Fund	·	Dreyfus North Carolina Fund
·	Dreyfus Maryland Fund	·	Dreyfus Ohio Fund
·	Dreyfus Massachusetts Fund	·	Dreyfus Pennsylvania Fund
·	Dreyfus Michigan Fund	·	Dreyfus Virginia Fund
·	Dreyfus Minnesota Fund

Class A, Class B, and Class C Shares
Class I Shares (Dreyfus Connecticut Fund only)
Class Z Shares (Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund
and Dreyfus Pennsylvania Fund only)

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2009


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the above-named series (each, a "Fund") of Dreyfus State Municipal Bond Funds (the "Company"), dated September 1, 2009, as the Prospectus may be revised from time to time. To obtain a copy of a Fund's Prospectus, please call your financial adviser, or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-554-4611 (holders of Class Z shares of the Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund or Dreyfus Pennsylvania Fund should call 1-800-645-6561).

     Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

TABLE OF CONTENTS
Page

Description of the Company and Funds	B-2
Management of the Company and Funds	B-17
Management Arrangements	B-23
How to Buy Shares	B-30
Distribution Plan and Shareholder Services Plans	B-36
How to Redeem Shares	B-38
Shareholder Services	B-37
Determination of Net Asset Value	B-41
Dividends, Distributions and Taxes	B-42
Portfolio Transactions	B-48
Information About the Company and Funds	B-50
Counsel and Independent Registered Public Accounting Firm	B-55
Appendix A	B-62
Appendix B	B-167

DESCRIPTION OF THE COMPANY AND FUNDS

     The Company is a Massachusetts business trust that was formed on September 19, 1986. Each Fund is a separate series of the Company, an open-end management investment company, known as a mutual fund. As municipal bond funds, each Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds").

The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as each Fund's investment adviser.

MBSC Securities Corporation (the "Distributor") is the distributor of each Fund's shares.

Certain Portfolio Securities

     The following information supplements and should be read in conjunction with each Fund's Prospectus.


     State Municipal Bonds. As a fundamental policy, each Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds of the State after which it is named, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and such State's personal income taxes (collectively, "State Municipal Bonds" or when the context so requires, "Connecticut Municipal Bonds", "Maryland Municipal Bonds", "Massachusetts Municipal Bonds", etc.). To the extent acceptable State Municipal Bonds are at any time unavailable for investment by a Fund, the Fund will invest temporarily in other Municipal Bonds. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments, which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Bond's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Bonds and purchased and sold separately.


     The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

     Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the Federal alternative minimum tax ("AMT"). Each Fund may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Fund's investment objective.

Certain Tax Exempt Obligations. Each Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

Tax Exempt Participation Interests. Each Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in a Municipal Bond in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Company's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Bond, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bond, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations in which each Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Company's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Company's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

Tender Option Bonds. Each Fund may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

     A Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Custodial Receipts. Each Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of a Fund's net asset value. These custodial receipts are sold in private placements. Each Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

Inverse Floaters. Each Fund may invest in residual interest Municipal Bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate Municipal Bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate Municipal Bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Investing in inverse floaters involves leveraging, which may magnify the Fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against the rising rates if exercised at an opportune time.

     Inverse floaters typically are derivative instruments created by depositing Municipal Bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. A Fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, the Fund will transfer to a trust fixed rate Municipal Bonds held in the Fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate Municipal Bonds. In return for the transfer of the Municipal Bonds to the trust, the Fund receives the inverse floaters and cash associated with the sale of the notes from the trust. Historically, for accounting purposes the Funds have treated these transfers as sales of the Municipal Bonds (which yielded a gain or loss) and a purchase of the inverse floaters. However, as a result of recent changes in the Funds' accounting treatment of these transactions, each Fund now treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as liabilities of the Fund. The financial statements of the relevant Fund have been restated for certain periods to reflect these changes. These changes did not impact the net asset value, total return or net investment income of the Funds. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.

Zero Coupon, Pay-In-Kind and Step-Up Municipal Bonds. Each Fund may invest in zero coupon securities, which are Municipal Bonds issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds, which are Municipal Bonds that generally pay interest through the issuance of additional bonds; and step-up bonds, which are Municipal Bonds that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. For zero coupon securities, the amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of Municipal Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of Municipal Bonds that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike Municipal Bonds which pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Ratings of Municipal Bonds. Each Fund will invest at least 70% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). Each Fund may invest up to 30% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency. Municipal Bonds rated BBB by S&P and Fitch are regarded as having adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. If a security is not rated or is subject to some external agreement (such as a letter of credit) from a bank which was not considered when the security was rated, the Manager may determine that the security is of comparable quality to those rated securities in which a Fund may invest. For purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.


     The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended April 30, 2009, computed on a monthly basis, for each Fund was as follows:

					Dreyfus	Dreyfus	Dreyfus
					Connecticut	Maryland	Massachusetts
Fitch	or	Moody's	or	S&P	Fund	Fund	Fund

AAA		Aaa		AAA	50.7%	41.1%	40.4%
AA		Aa		AA	18.5	29.0	35.6
A		A		A	6.6	8.8	11.4
BBB		Baa		BBB	17.6	8.2	9.1
BB		Ba		BB	1.5	4.2	–
CCC		Caa		CCC	–	–	–
F-1		MIG 1/P-1		SP-1/A-1	1.7	1.7	1.1
Not Rated		Not Rated		Not Rated	3.4[1]	7.0[2]	2.4[3]

					100.0%	100.0%	100.0%

1	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.4%), A/A (.5%) and Baa/BBB (1.5%).

2	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (1.3%), Ba/BB (3.8%), B/B (1.6%) and Caa/CCC (.3%).

3	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating category: Aaa/AAA (.1%) and Baa/BBB (2.3%).


					Dreyfus Michigan	Dreyfus Minnesota
Fitch	or	Moody's	or	S&P	Fund	Fund

AAA		Aaa		AAA	47.4%	32.5%
AA		Aa		AA	10.8	27.6
A		A		A	8.7	18.6
BBB		Baa		BBB	9.7	11.6
BB		Ba		BB	3.7	.5
CCC		Caa		CCC	.9	–
F-1		MIG 1/P-1		SP-1/A-1	–	1.5
Not Rated		Not Rated		Not Rated	18.8[4]	7.7[5]

					100.0%	100.0%

					Dreyfus North Carolina	Dreyfus Ohio
Fitch	or	Moody's	or	S&P	Fund	Fund

AAA		Aaa		AAA	45.4%	28.7%
AA		Aa		AA	22.1	37.4
A		A		A	7.0	6.6
BBB		Baa		BBB	6.7	12.1
BB		Ba		BB	1.4	1.6
CCC		Caa		CCC	–	.6
F-1		MIG 1/P-1		SP-1/A-1	2.9	1.7
Not Rated		Not Rated		Not Rated	14.5[6]	11.3[7]

					100.0%	100.0%

					Dreyfus Pennsylvania	Dreyfus Virginia
Fitch	or	Moody's	or	S&P	Fund	Fund

AAA		Aaa		AAA	36.4%	43.0%
AA		Aa		AA	28.4	29.7
A		A		A	17.6	5.9
BBB		Baa		BBB	12.5	10.0
BB		Ba		BB	1.2	1.5
F-1		MIG 1/P-1		SP-1/A-1.9		3.7
Not Rated		Not Rated		Not Rated	3.0[8]	6.2[9]

					100.0%	100.0%

     Subsequent to its purchase by a Fund, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Bonds by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Bonds. To the extent that the

4	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (5.9%) and Baa/BBB (12.9%).

5	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (3.5%), Aa/AA (.6%), Baa/BBB (.7%) and Ba/BB (2.9%).

6	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (5.2%), Baa/BBB (3.7%) and B/B (5.6%).

7	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories Aaa/AAA (.2%), A/A (.3%), Baa/BBB (7.7%), Ba/BB (2.9%) and B/B (.2%).

8	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (.4%), Baa/BBB (1.3%), Ba/BB (.7%) and B/B (.6%).

9	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (5.1%) and Ba/BB (1.1%).


ratings given by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.


     Investment Companies. Each Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. A Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above. See also "Investment Techniques - Lending Portfolio Securities" below.


     Illiquid Securities. Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

     Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Fund's net assets) or for temporary defensive purposes, each Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Fund's net assets be invested in Taxable Investments. When a Fund has adopted a temporary defensive position, including when acceptable State Municipal Bonds are unavailable for investment by the Fund, more than 20% of the Fund's net assets may be invested in securities that are not exempt from Federal and, where applicable, State personal income taxes. Under normal market conditions, each Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Investment Techniques

     The following information supplements and should be read in conjunction with the Fund's Prospectus. A Fund's use of certain of the investment techniques described below may give rise to taxable income.

     Borrowing Money. Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.

     Lending Portfolio Securities. Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, each Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. Each Fund also has the right to terminate a loan at any time. Each Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). Each Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

     Short-Selling. Each Fund may make short sales of securities. In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. A Fund may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns. To complete a short-sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

     A Fund will not sell securities short if, after effect is given to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

     Each Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale. At no time will a Fund have more than 15% of the value of its net assets in deposits on short sales against the box.

     Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Derivatives. Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would. The derivatives each Fund may use (in addition to inverse floaters) include options contracts, futures contracts, and options on futures contracts. A Fund's portfolio managers may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

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     If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with the underlying instrument of the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

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     Some derivatives each Fund may use may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. Pursuant to regulations and/or published positions of the Securities and Exchange

Commission ("SEC"), a Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a futures contract at the time of valuation) while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, each Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

     Neither the Company nor any Fund will be a commodity pool. The Company has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Company nor any Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Futures Transactions--In General. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. Each Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, securities, and security indexes.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

     Each Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures and options with respect thereto by a Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions. Each Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Each Fund may purchase and sell municipal bond index futures contracts. Municipal bond index futures contracts are based on an index of Municipal Bonds. The index assigns relative values to the Municipal Bonds included in the index and fluctuates with changes in the market value of such Municipal Bonds. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Options—In General. Each Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Each Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

     Successful use by a Fund of options and options on futures will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     Future Developments. A Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

     Stand-By Commitments. Each Fund may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. Each Fund also may acquire call options on specific Municipal Bonds. A Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Fund.

     Forward Commitments. Each Fund may purchase or sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place in the future, after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

     Municipal Bonds and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

     Investing in Municipal Bonds. Each Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

     Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by a Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

     Investing in State Municipal Bonds. Because each Fund is concentrated in securities issued by the State after which it is named or entities within that State, an investment in a Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in a Fund's investment in the respective State Municipal Bonds. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Bonds in which such Fund invests. If there should be a default or other financial crisis relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Bonds in a Fund's portfolio and the interest income to the Fund could be adversely affected. You should review the information in "Appendix A", which provides a brief summary of special investment considerations and risk factors relating to investing in the respective State's Municipal Bonds.

     Lower Rated Bonds. Each Fund may invest up to 30% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by the Rating Agencies (commonly known as "high yield" or "junk" bonds). They may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated municipal securities. See "Appendix B" for a general description of the Rating Agencies' ratings of municipal securities. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Each Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Because there is no established retail secondary market for many of these securities, each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager's judgment may play a greater role in valuation because less reliable, objective data may be available.

     These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower-rated bonds to repay principal and pay interest thereon which could increase the incidence of default for such securities. It is likely that any economic recession also would disrupt severely the market for such securities and may have an adverse impact on their value.

     The Funds may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. Each Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities, in which each Fund may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issuers, the market price of these securities may be very volatile during the period no interest is paid.

     Non-Diversified Status. Each Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers or industries, the Fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter a Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

Investment Restrictions

     Each Fund's investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in State Municipal Bonds (or other instruments with similar economic characteristics) are fundamental policies, which cannot be changed as to a Fund without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. In addition, each Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies. Investment restrictions numbered 9 through 11 are not fundamental policies and may be changed, as to a Fund, by a vote of a majority of the Company's Board members at any time. No Fund may:

     1. Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

     2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

     3. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

     4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Fund from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

     6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, each Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the Fund' total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.

     7. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8. Invest in companies for the purpose of exercising control.

     9. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     For purposes of Investment Restriction No. 7, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of a Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

MANAGEMENT OF THE COMPANY AND FUNDS

     The Company's Board is responsible for the management and supervision of the Funds and approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
MBSC Securities Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
The Bank of New York Mellon	Custodian

Board Members of the Company*

     Board members of the Company, together with information as to their position with the Company, principal occupations and other Board memberships and affiliations, are shown below:

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Name (Age)	Principal Occupation
Position With Company (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (65)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Chairman of the Board		CBIZ (formerly, Century Business Services, Inc.), a
(1995)		provider of outsourcing functions for small and
medium size companies, Director
The Newark Group, a provider of a national market of
paper recovery facilities, paperboard mills and
paperboard converting plants, Director
Sunair Services Corporation, a provider of certain
outdoor-related services to homes and businesses,
Director

Clifford L. Alexander, Jr. (75)	President of Alexander &	Mutual of America Life Insurance Company, Director
Board Member	Associates, Inc., a management
(1986)	consulting firm
(January 1981 – present)
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*	None of the Board members are "interested persons" of the Company, as defined in the 1940 Act.

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Name (Age)	Principal Occupation
Position With Company (Since)	During Past 5 Years	Other Board Memberships and Affiliations

David W. Burke (73)	Corporate Director and Trustee	John F. Kennedy Library Foundation, Director
Board Member
(2007)

Peggy C. Davis (66)	Shad Professor of Law,	None
Board Member	New York University School of
(1990)	Law (1983 – present)
Writer and teacher in the fields of
evidence, constitutional theory,
family law, social sciences and
the law, legal process and
professional methodology and
training

Diane Dunst (69)	President, Hutting House Antiques	None
Board Member
(2007)

Ernest Kafka (76)	Physician engaged in private	None
Board Member	practice specializing in the
(1986)	psychoanalysis of adults and
adolescents (1962 – present)
Instructor, The New York
Psychoanalytic Institute
(1981 – present)

Nathan Leventhal (66)	Commissioner, NYC Planning	Movado Group, Inc., Director
Board Member	Commission	Mayor's Committee on Appointments, Chairman
(1989)	(March 2007 – present)
Chairman of the Avery-Fisher Artist
Program (November 1997 –
present)

Daniel Rose (79)	Chairman and Chief Executive	Baltic-American Enterprise Fund, Vice Chairman and
Board Member	Officer of Rose Associates, Inc.,	Director
(2007)	a New York based real estate	Harlem Educational Activities Fund, Inc., Chairman
	development and management	Housing Committee of the Real Estate Board of New
	firm	York, Inc., Director

Warren B. Rudman (79)	Stonebridge International LLC,	Boston Scientific, Director
Board Member	Co-Chairman	D.B. Zwirn & Co., Vice Chairman of the International
(2007)	Of Counsel to (from January 1993 to	Advisory Board
December 31, 2003, Partner in)
the law firm of Paul, Weiss,
Wharton & Garrison, LLP

     Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Company's accounting and financial reporting processes and the audits of each Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of each Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The Company's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional

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experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Company also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing each Fund's investments. The audit committee met four times during the fiscal year ended April 30, 2009. The nominating, compensation and pricing committees had no meetings during the last fiscal year.

     The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2008.

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	Dreyfus Connecticut	Dreyfus Maryland	Dreyfus Massachusetts
Name of Board Member	Fund	Fund	Fund

Joseph S. DiMartino	None	None	None
Clifford L. Alexander, Jr.	None	None	None
David W. Burke	None	None	None
Peggy C. Davis	None	None	None
Diane Dunst	None	None	None
Ernest Kafka	None	None	None
Nathan Leventhal	None	None	None
Daniel Rose	None	None	None
Warren B. Rudman	None	None	None
	Dreyfus Michigan	Dreyfus Minnesota	Dreyfus North
Name of Board Member	Fund	Fund	Carolina Fund

Joseph S. DiMartino	None	None	None
Clifford L. Alexander, Jr.	None	None	None
David W. Burke	None	None	None
Peggy C. Davis	None	None	None
Diane Dunst	None	None	None
Ernest Kafka	None	None	None
Nathan Leventhal	None	None	None
Daniel Rose	None	None	None

	Dreyfus Michigan	Dreyfus Minnesota	Dreyfus North
Name of Board Member	Fund	Fund	Carolina Fund

Warren B. Rudman	None	None	None

Dreyfus Pennsylvania
Name of Board Member	Dreyfus Ohio Fund	Fund	Dreyfus Virginia Fund

Joseph S. DiMartino	None	None	None
Clifford L. Alexander, Jr.	None	None	None
David W. Burke	None	None	None
Peggy C. Davis	None	None	None
Diane Dunst	None	None	None
Ernest Kafka	None	None	None
Nathan Leventhal	None	None	None
Daniel Rose	None	None	None
Warren B. Rudman	None	None	None
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Aggregate Holding of
Funds in the Dreyfus
Family of Funds for
which Responsible as a
Name of Board Member	Board Member

Joseph S. DiMartino	Over $100,000
Clifford L. Alexander, Jr.	None
David W. Burke	None
Peggy C. Davis	$10,001 - $50,000
Diane Dunst	$50,001 - $100,000
Ernest Kafka	$50,001 - $100,000
Nathan Leventhal	None
Daniel Rose	$50,001 - $100,000
Warren B. Rudman	None

     As of December 31, 2008, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company)

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directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

     The Company currently pays its Board members its allocated portion of an annual retainer of $62,500 and a fee of $8,000 per in person meeting and $1,000 per telephone meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and 12 other funds (comprised of 21 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended April 30, 2009, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2008, were as follows:

		Total Compensation From the
Name of Board	Aggregate Compensation	Company and Fund Complex Paid to
Member	from the Company*	Board Member (** )

Joseph S. DiMartino	$6,672	$873,275 (196)
Clifford L. Alexander, Jr.	$5,340	$261,500 (60)
David W. Burke	$5,340	$390,000 (127)
Peggy C. Davis	$5,340	$247,500 (64)
Diane Dunst	$5,340	$106,500 (23)
Ernest Kafka	$5,340	$106,000 (23)
Saul B. Klaman***	$1,262	$25,000 (23)
Nathan Leventhal	$5,340	$104,000 (23)
Jay I. Meltzer†	$3,190	$82,239 (23)
Daniel Rose	$5,293	$144,000 (37)
Warren B. Rudman	$4,077	$139,500 (34)
Sander Vanocur††	$2,677	$79,000 (37)

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $11,261.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member serves.

***	Emeritus Board member as of January 18, 2000.

†	Emeritus Board member as of July 20, 2008.

††	Emeritus Board member as of January 8, 2008.

Officers of the Company

J. DAVID OFFICER, President since December 2006. Chairman, President and Chief Executive Officer, of Founders Asset Management LLC, an affiliate of the Manager, and an officer of 76 investment companies (comprised of 174 portfolios) managed by the Manager. Prior to June 2009, Mr.

Officer was Chief Operating Officer, Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

PHILLIP N. MAISANO, Executive Vice President since July 2007. Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 172 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation ("BNY Mellon"), each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano

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served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer since November 2001. Director Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 79 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008. Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

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GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005. Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 189 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 193 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

     The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

     The Company's Board members and officers, as a group, owned less than 1% of each Fund's voting securities outstanding on August 5, 2009. See "Information About the Company and Funds" for a list of shareholders known by the Company to own of record 5% or more of a Fund's outstanding voting securities as of August 5, 2009.

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MANAGEMENT ARRANGEMENTS

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     Investment Adviser. The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

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     The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Company and the Manager. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Company's Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President–Corporate Communications; Gary E. Abbs, Vice President–Tax; Jill Gill, Vice President–Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice-President–Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Ronald P. O'Hanley III, Cyrus Taraporevala and Scott E. Wennerholm, directors.

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     BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. The Manager has informed management of the Company that in making its investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

     The Company, the Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities that may be purchased or held by a Fund. The Code of Ethics subjects the personal securities transactions of the Manager's employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon's Investment Ethics Committee (the "Committee"). Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     The Manager maintains office facilities on behalf of each Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by a Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Portfolio Managers. The Manager provides day-to-day management of each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board. The Manager is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Company's Board to execute purchases and sales of securities. Each Fund's portfolio managers are Thomas Casey, Joseph P. Darcy, Douglas J. Gaylor, Steven Harvey and James Welch. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

     Portfolio Manager Compensation. Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The portfolio managers for each Fund are compensated by Dreyfus or its affiliates and not by the Fund. The incentive compensation plan is comprised of three components: Fund performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by Dreyfus' pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in BNY Mellon restricted stock.

     Portfolio performance is measured by a combination of yield (35%) and total return (65%) relative to the appropriate Lipper peer group. 1-year performance in each category is weighted at 40% and 3-year performance at 60%. The portfolio manager's performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset-weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.

     Individual qualitative performance is based on Dreyfus' Chief Investment Officer's evaluation of the portfolio manager's performance based on any combination of the following: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market; and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

     Portfolio managers are also eligible for Dreyfus' Long Term Incentive Plan. Under that plan, cash and/or BNY Mellon restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the BNY Mellon organization.

     Additional Information About the Portfolio Managers. The following table lists the number and types of other accounts advised by each Fund's primary portfolio manager and assets under management in those accounts as of the end of the Fund's fiscal year:

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	Registered
Primary	Investment	Assets	Pooled	Assets	Other	Assets
Portfolio Managers	Company Accounts	Managed	Accounts	Managed	Accounts	Managed

Douglas Gaylor[10]	9	$1.3 Billion	0	0	0	0
James Welch [11]	6	$3.6 Billion	0	0	0	0

None of the funds or accounts are subject to a performance-based advisory fee.
10	Primary portfolio manager of each of the Dreyfus Maryland Fund, Dreyfus Michigan Fund, Dreyfus Minnesota Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund and co-primary portfolio manager of the Dreyfus Massachusetts Fund.

11	Primary portfolio manager of the Dreyfus Connecticut Fund, Dreyfus North Carolina Fund and Dreyfus Virginia Fund and co-primary portfolio manager of the Dreyfus Massachusetts Fund.

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     The dollar range of Fund shares beneficially owned by the primary portfolio managers are as follows as of the end of the Fund's fiscal year:

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Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned

Douglas Gaylor	Dreyfus Maryland Fund	None
Dreyfus Massachusetts
	Fund	None
	Dreyfus Michigan Fund	None
	Dreyfus Minnesota Fund	None
	Dreyfus Ohio Fund	None
Dreyfus Pennsylvania
	Fund	None

James Welch	Dreyfus Connecticut Fund	None
	Dreyfus Massachusetts	None
Fund
Dreyfus North Carolina
	Fund	None
	Dreyfus Virginia Fund	None
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     Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

     Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Funds. For these or other reasons, the portfolio manager may purchase different securities for a Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

     Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of initial public offerings, and compliance with Dreyfus' Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

     Expenses. All expenses incurred in the operation of the Company, with respect to the Funds, are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company, with respect to the Funds, include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate good standing under state law, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the a Fund are charged against the assets of that Fund; other expenses of the Company are allocated among a Fund and the Company's other series, if any, on the basis determined by the Company's Board, including, but not limited to, proportionately in relation to the net assets of each Fund. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Class A, Class B, Class C and Class Z shares are subject to an annual shareholder services fee and Class B and Class C shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plans." All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders.

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     As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 0.55% of the value of each Fund's average daily net assets. For the fiscal years ended April 30, 2007, 2008 and 2009, the management fee payable, the reduction in such fee pursuant to undertakings in effect, and the net management fee paid by each Fund was as set forth below:

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Name of Fund	Management Fee Payable				Net Fee Paid

	2007	2008	2009	2007	2008	2009

Dreyfus Connecticut Fund	$1,604,333	$2,119,149	$2,000,989	$1,604,333	$2,119,149	$2,000,989
Dreyfus Maryland Fund	1,206,763	1,106,544	974,080	1,206,763	1,106,544	974,080
Dreyfus Massachusetts Fund	1,072,134	1,301,060	1,151,890	1,072,134	1,301,060	1,151,890
Dreyfus Michigan Fund	558,974	502,990	448,390	558,974	502,990	448,390
Dreyfus Minnesota Fund	646,845	642,401	639,590	646,845	642,401	639,590
Dreyfus North Carolina Fund	374,199	352,030	342,910	374,199	352,030	342,910
Dreyfus Ohio Fund	1,161,553	1,067,864	921,625	1,161,553	1,067,864	921,625
Dreyfus Pennsylvania Fund	921,702	987,189	1,072,666	921,702	987,189	1,072,666
Dreyfus Virginia Fund*	370,067	335,438	318,048	366,977	324,095	291,595

*During the fiscal years ended April 30, 2007, 2008 and 2009, Dreyfus Virginia Fund had a Reduction in Fee, pursuant to an undertaking, of $3,090, 11,343 and 26,453, respectively. and a Management Fee Payable of $370,067, $335,438 and $318,048, respectively. This undertaking was voluntary.

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     The Manager has agreed, with respect to each Fund, that if in any fiscal year the aggregate expenses of a Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over such Fund, the Company may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

     Distributor. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust. Before June 30, 2007, the Distributor was known as "Dreyfus Service Corporation."

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     The Distributor compensates Service Agents for selling Class A shares subject to a contingent deferred sales charge ("CDSC") and Class C shares at the time of purchase from its own assets. The Distributor also compensated certain Service Agents for selling Class B shares at the time of purchase from its own assets when the Funds offered Class B shares; the Funds no longer offer Class B shares except in connection with dividend reinvestment and permitted exchanges. The proceeds of the CDSC and fees pursuant to the Company's Distribution Plan (described below), in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable Class of Fund shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the net asset value of such shares purchased by their clients. The Distributor generally paid Service Agents on new investments of Class B shares made through such Service Agents 4% of the net asset value of such shares purchased by their clients. With respect to Class B shares issued to shareholders in exchange for shares originally issued by a series of The Bear Stearns Funds (the "Acquired Fund"), the proceeds of any CDSC and fees pursuant to the Distribution Plan are payable to the Acquired Fund's former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

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     The amounts retained on the sale of Fund shares by the Distributor from sales loads and from CDSCs, as applicable, with respect to the Fund's Class A, Class B and Class C shares, for the fiscal years ended April 30, 2007, 2008 and 2009 were as follows:

Name of Fund		Class A

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2007	Ended 2008	Ended 2009

Dreyfus Connecticut Fund	$10,798	$7,299	$33,561
Dreyfus Maryland Fund	5,786	4,153	19,060
Dreyfus Massachusetts	1,682	1,289	3,670
Fund
Dreyfus Michigan Fund	1,737	2,650	2,835
Dreyfus Minnesota Fund	3,011	6,380	5,155
Dreyfus North Carolina	2,818	2,893	5,995
Fund
Dreyfus Ohio Fund	7,242	5,319	8,202
Dreyfus Pennsylvania	3,135	3,920	7,758
Fund
Dreyfus Virginia Fund	3,447	2,706	1,578

Name of Fund		Class B

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2007	Ended 2008	Ended 2009

Dreyfus Connecticut Fund	$44,137	$41,940	$11,947
Dreyfus Maryland Fund	41,883	48,375	8,315
Dreyfus Massachusetts	15,081	1,631	2,606
Fund
Dreyfus Michigan Fund	16,415	6,780	1,481
Dreyfus Minnesota Fund	6,830	8,581	7,972
Dreyfus North Carolina	9,240	4,748	4,857
Fund
Dreyfus Ohio Fund	58,412	27,037	11,567
Dreyfus Pennsylvania	35,058	2,644	1,787
Fund
Dreyfus Virginia Fund	12,504	2,639	814

Name of Fund		Class C

	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2007	Ended 2008	Ended 2009

Dreyfus Connecticut Fund	$3,457	$526	$2,470
Dreyfus Maryland Fund	260	392	272
Dreyfus Massachusetts	357	0	5,431
Fund
Dreyfus Michigan Fund	698	2,348	974
Dreyfus Minnesota Fund	632	484	16
Dreyfus North Carolina	12	0	220
Fund
Dreyfus Ohio Fund	1,479	592	772
Dreyfus Pennsylvania	1,558	0	2,263
Fund
Dreyfus Virginia Fund	362	0	11
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     The Manager or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by a Fund to those intermediaries. Because those payments are not made by you or a Fund, the Fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from the Manager's or the Distributor's own resources to Service Agents for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a Fund to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to a Fund.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

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     The Bank of New York Mellon (the "Custodian"), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, acts as custodian for each Fund’s investments. The Custodian has no part in determining the investment policies of a Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Company, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.

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HOW TO BUY SHARES

     General. Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. Class A and Class C shares of a Fund may be purchased only by clients of Service Agents, including the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. You will be charged a fee if an investment check is returned unpayable.

     Class I shares of the Dreyfus Connecticut Fund are offered only to (i) bank trust departments, trust companies and insurance companies that have entered into agreements with the Distributor to offer Class I shares to their clients, (ii) law firms or attorneys acting as trustees or executors/administrators, (iii)

foundations and endowments that make an initial investment in the Fund of at least $1 million, and (iv) advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available. Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

     Class Z shares are offered by the Dreyfus Connecticut Fund, the Dreyfus Massachusetts Fund and the Dreyfus Pennsylvania Fund only to shareholders of the respective Fund who received Class Z shares of such Fund in exchange for their shares of a Dreyfus-managed fund as a result of the reorganization of such fund and who continue to maintain accounts with the Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund or Dreyfus Pennsylvania Fund, as the case may be, at the time of purchase. In addition, certain broker-dealers and other financial institutions maintaining accounts with Dreyfus Connecticut Intermediate Municipal Bond Fund, Dreyfus Massachusetts Intermediate Municipal Bond Fund, Dreyfus Massachusetts Tax Exempt Bond Fund or Dreyfus Pennsylvania Intermediate Municipal Bond Fund at the time of the reorganization of such fund may open new accounts in Class Z of the Dreyfus Connecticut Fund, the Dreyfus Massachusetts Fund or the Dreyfus Pennsylvania Fund, respectively, on behalf of qualified retirement plans and "wrap accounts" or similar programs. Class Z shares generally are not available for new accounts.

     As of June 1, 2006 (the "Effective Date"), Class B shares of each Fund are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other Dreyfus funds or shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. held in an Exchange Account (as defined under "Shareholder Services—Fund Exchanges") as a result of a previous exchange of Class B shares. No new or subsequent investments, including through automatic investment plans, are allowed in Class B shares of any Fund, except through dividend reinvestment or permitted exchanges. If you hold Class B shares and make a subsequent investment in Fund shares, unless you specify the Class of shares you wish to purchase, such subsequent investment will be made in Class A shares and will be subject to any applicable sales load. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion to Class A features and Distribution Plan and Shareholder Services Plan fees, will continue in effect.

     Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

     The Company reserves the right to reject any purchase order. The Funds will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. The Company will not accept cash, travelers' checks, or money orders as payment for shares.

     When purchasing Fund shares, you must specify which Fund and Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. Please refer to the relevant Fund's Prospectus for a further discussion of those factors.

     In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in a Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard. As discussed under "Management Arrangements—Distributor," Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to a Fund.

     For Class A, Class C, Class I and Class Z shares of a Fund, the minimum initial investment is $1,000. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in a Fund. Fund shares are offered without regard to the minimum initial or subsequent investment amount requirements to investors purchasing Fund shares through wrap fee accounts or other fee-based programs. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     The minimum initial investment through an exchange for Class B shares of a Fund is $1,000. Subsequent exchanges for Class B shares of a Fund must be at least $500.

     Class A, Class C, Class I and Class Z shares of a Fund, as applicable, also may be purchased through Dreyfus Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Each Fund's shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. For each Fund, net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing each Fund's investments, see "Determination of Net Asset Value."

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund by the close of trading on the floor of the New York Stock Exchange (usually

4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next regular business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a regular business day and transmitted to the Distributor or its designee by the close of such business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

     Class A Shares. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load*

			Dealers' Reallowance
	As a % of Offering	As a % of Net Asset	as a % of
Amount of Transaction	Price Per Share	Value Per Share	Offering Price

Less than $50,000	4.50	4.70	4.25
$50,000 to less than $100,000	4.00	4.20	3.75
$100,000 to less than $250,000	3.00	3.10	2.75
$250,000 to less than $500,000	2.50	2.60	2.25
$500,000 to less than $1,000,000	2.00	2.00	1.75
$1,000,000 or more	-0-	-0-	-0-

     Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. See "Management Arrangements—Distributor."

     The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable

*	Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

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     Set forth below is an example of the method of computing the offering price of each Fund's Class A shares. The examples assume a purchase of Class A shares aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A shares on April 30, 2009.

	Dreyfus	Dreyfus	Dreyfus
	Connecticut	Maryland	Massachusetts
	Fund	Fund	Fund

Class A Shares:
NET ASSET VALUE, per share	$11.16	$11.29	$10.91
Per Share Sales Charge – 4.5% of
offering price (4.7% of net asset
value per share)	0.53	0.53	0.51

Per Share Offering Price to Public	$11.69	$11.82	$11.42

	Dreyfus	Dreyfus	Dreyfus North
	Michigan	Minnesota	Carolina
	Fund	Fund	Fund

Class A Shares:
NET ASSET VALUE, per share	$14.04	$14.67	$13.23
Per Share Sales Charge - 4.5% of
offering price (4.7% of net asset
value per share)	0.66	0.69	0.62

Per Share Offering Price to Public	$14.70	$15.36	$13.85

		Dreyfus	Dreyfus
	Dreyfus Ohio	Pennsylvania	Virginia
	Fund	Fund	Fund

Class A Shares:
NET ASSET VALUE, per share	$11.53	$15.28	$16.06
Per Share Sales Charge - 4.5% of
offering price (4.7% of net asset
value per share)	0.54	0.72	0.76

Per Share Offering Price to Public	$12.07	$16.00	$16.82

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     Dealers' Reallowance—Class A Shares. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by the Manager, which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor."

     Class A Shares Offered at Net Asset Value. Full-time employees of Financial Industry Regulatory Authority ("FINRA") member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plan or program), or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value without a sales load to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

     Class A shares may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

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     Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund since on or before February 28, 2006.

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     Class A shares may be purchased at net asset value without a sales load with the cash proceeds from an investor's exercise of employment-related stock options, whether invested in a Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in a Fund or Dreyfus-managed money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options.

     Class A shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

     Class B Shares. Class B shares of a Fund are offered only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds. The public offering price for such Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of dividend reinvestment or exchange. A CDSC is imposed on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares—Contingent Deferred Sales Charge–Class B Shares."

     Approximately six years after the date of purchase, Class B shares of a Fund automatically will convert to Class A shares of such Fund, based on the relative net asset values for shares of each such Class. Class B shares of a Fund that have been acquired through the reinvestment of the Fund's dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of the Fund's dividends and distributions.

     Class B shares of a Fund acquired by shareholders in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003 are subject to different CDSC and conversion to Class A schedules. See "How to Redeem Shares—Contingent Deferred Sales Charge–Class B Shares."

     Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares—Contingent Deferred Sales Charge–Class C Shares."

     Class I Shares (Dreyfus Connecticut Fund Only). The public offering price for Class I shares is the net asset value per share of that Class.

     Class Z Shares (Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund and Dreyfus Pennsylvania Fund Only). The public offering price for Class Z shares is the net asset value per share of that Class. Class Z shares generally are not available for new accounts.

     Using Federal Funds. The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a Selected Dealer and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

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     Right of Accumulation–Class A Shares. Reduced sales loads apply to any purchase of Class A shares by you and any related "purchaser" as defined above, where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold shares of a Fund or shares of certain other funds advised by Dreyfus that are subject to a front-end sales load or CDSC, or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

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     To qualify for reduced sales loads at the time of purchase, you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

     Dreyfus TeleTransfer Privilege. You may purchase Class A, Class C, Class I or Class Z shares of a Fund, as applicable, by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares—Dreyfus TeleTransfer Privilege."

     Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     Converting Shares. Under certain circumstances, Fund shares may be converted from one Class of shares to another Class of shares of the Fund. The aggregate dollar value of the shares of the Class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose Fund shares are converted from one Class to another Class of the Fund will not realize taxable gain or loss as a result of the conversion.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLANS

     Class B and Class C shares are subject to a Distribution Plan and Class A, Class B, Class C and Class Z shares are subject to a Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") with respect to the Class B and Class C shares of each Fund, pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.50% of the value of the average daily net assets of Class B shares and 0.75% of the value of the average daily net assets of Class C shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and holders of Class B and Class C shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Company's Board, and by the Company's Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to each of Class B and Class C of the relevant Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Company's Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class shares of the Fund.

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     For the fiscal year ended April 30, 2009, each Fund paid the Distributor, with respect to the Fund's Class B and Class C, pursuant to the Distribution Plan, the following amounts:

Name of Fund	Class B	Class C

Dreyfus Connecticut Fund	$23,366	$103,740
Dreyfus Maryland Fund	33,127	26,482
Dreyfus Massachusetts Fund	10,653	23,008
Dreyfus Michigan Fund	3,607	29,485
Dreyfus Minnesota Fund	15,046	38,448
Dreyfus North Carolina Fund	7,625	18,058
Dreyfus Ohio Fund	18,582	54,169
Dreyfus Pennsylvania Fund	18,313	30,426
Dreyfus Virginia Fund	6,377	17,525
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     Shareholder Services Plans. The Company has adopted separate Shareholder Services Plans, pursuant to which (i) each Fund pays the Distributor for the provision of certain services to the holders of its Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class, and (ii) each of the Dreyfus Connecticut Fund, the Dreyfus Massachusetts Fund and the Dreyfus Pennsylvania Fund reimburses the Distributor for certain allocated expenses of providing such services with respect to Class Z shares an amount not to exceed an annual rate of 0.25% of the value of the average daily net assets of such Fund's Class Z shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan with respect to Class A, Class B and Class C, the Distributor may make payments to certain Service Agents in respect of these services.

     A quarterly report of the amounts expended under each Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Board for its review. In addition, each Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Company's Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Shareholder Services Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to the relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Company's Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

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     For the fiscal year ended April 30, 2009, each Fund paid the Distributor, pursuant to the Shareholder Services Plan, with respect to the Fund's Class A, Class B and Class C shares, the following amounts:

Name of Fund	Class A	Class B	Class C	Class Z

Dreyfus Connecticut Fund*	$589,407	$11,683	$34,580	$88,386
Dreyfus Maryland Fund	417,373	16,564	8,827
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Name of Fund	Class A	Class B	Class C	Class Z

Dreyfus Massachusetts Fund*	100,152	5,326	7,669	80,648
Dreyfus Michigan Fund	192,182	1,804	9,828
Dreyfus Minnesota Fund	270,384	7,523	12,816
Dreyfus North Carolina Fund	146,037	3,812	6,019
Dreyfus Ohio Fund	391,573	9,291	18,057
Dreyfus Pennsylvania Fund*	326,825	9,156	10,142	39,431
Dreyfus Virginia Fund	135,537	3,188	5,842

HOW TO REDEEM SHARES

     General. If you hold more than one Class of Fund shares, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     The Funds ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset BuilderÒ and subsequently submit a written redemption request to the Transfer Agent, the Funds may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Funds will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     Contingent Deferred Sales Charge—Class B Shares. A CDSC payable to the Distributor is imposed on any redemption of Class B shares of a Fund which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares of the Fund redeemed does not exceed (i) the current net asset value of the Class B shares of the Fund acquired through reinvestment of Fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Fund held by you at the time of redemption.

     If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares of a Fund, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996, and except for certain Class B shares issued in exchange for shares originally issued by the Acquired Fund described below:

		CDSC as a % of
	Year Since	Amount Invested or
	Purchase Payment	Redemption Proceeds
	Was Made	(whichever is less)
First		4.00
Second		4.00
Third		3.00
Fourth		3.00
Fifth		2.00

Sixth		1.00*

*	These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

     The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares of a Fund purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

		CDSC as a % of
	Year Since	Amount Invested or
	Purchase Payment	Redemption Proceeds
	Was Made	(whichever is less)
First		3.00
Second		3.00
Third		2.00
Fourth		2.00
Fifth		1.00

Sixth		0.00**

**	These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

     The following table sets forth the rates of the CDSC payable to the Acquired Fund's former distributor and the conversion to Class A schedule for Class B shares of a Fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:

		CDSC as a % of Amount
	Year Since	Invested or Redemption
	Purchase Payment	Proceeds
	Was Made	(whichever is less)
First		5.00
Second		4.00
Third		3.00
Fourth		3.00
Fifth		2.00
Sixth		1.00
Seventh		0.00
Eighth		0.00***

CDSC as a % of Amount
Year Since	Invested or Redemption
Purchase Payment	Proceeds
Was Made	(whichever is less)

***	These Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund (applies to such Class B shares originally issued by the Acquired Fund before December 1, 2003).

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class B shares of a Fund acquired pursuant to the reinvestment of Fund dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996 or eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

     For example, assume an investor purchased 100 shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares of the Fund through the reinvestment of Fund dividends. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     Contingent Deferred Sales Charge—Class C Shares. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge–Class B Shares" above.

     Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs, (c) redemptions as a result of a combination of any investment company with the relevant Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     Checkwriting Privilege—Class A and Class Z Only. Each Fund provides redemption checks ("Checks") to investors in Class A shares automatically upon opening an account unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The

Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A or Class Z shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A or Class Z shares in the investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

     Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class A shares reinvested. The Reinvestment Privilege may be exercised only once.

     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares–Dreyfus TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from a Fund in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

     Fund Exchanges. Clients of certain Service Agents may purchase, in exchange for shares of a Fund, shares of the same Class of one of the other Funds or of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in such client's state of residence. Shares of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.	Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of Fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

     As of the Effective Date, you also may exchange your Class B shares for Class B shares of General Money Market Fund, Inc. (the "General Fund"), a money market fund advised by the Manager. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into Class B shares of funds in the Dreyfus Family of Funds. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an

Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated taking into account the time such shares were held in the General Fund's Exchange Account. In addition, the time Class B shares are held in the General Fund's Exchange Account will be taken into account for purposes of calculating when such shares convert to Class A shares. If your Class B shares are held in the General Fund's Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund. Prior to the Effective Date, shareholders were permitted to exchange their Class B shares for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("Worldwide Dollar Fund"), and such shares were held in an Exchange Account. Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on the Effective Date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated, except for Fund shares issued in exchange for shares originally issued by the Acquired Fund, without regard to the time such shares were held in Worldwide Dollar Fund's Exchange Account; for Fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC and conversion to Class A schedule will be calculated taking into account the time such shares were held in the Worldwide Dollar Fund's Exchange Account. Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of funds in the Dreyfus Family of Funds or the General Fund. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, as described below.

     To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for shares of the same Class of the fund into which the exchange is being made.

     During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components --redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, shares of the same Class of one of the other Funds or of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder (including, for Class B shares of a Fund, Class B shares of the General Fund held in an Exchange Account). This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611 (holders of Class Z shares of the Dreyfus Connecticut Fund, the Dreyfus Massachusetts Fund or the Dreyfus Pennsylvania Fund should call 1-800-645-6561), or visiting www.dreyfus.com. The Company reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Class A, Class C, Class I or Class Z shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Class A, Class C, Class I or Class Z shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account.

     Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Class A, Class C, Class I or Class Z shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Class A, Class C, Class I or Class Z shares of a Fund in shares of the same Class of one of the other Funds or of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of such Class of the other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. The Automatic Withdrawal Plan may be terminated at any time by you, the Company or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     No CDSC with respect to Class B shares (including Class B shares held in an Exchange Account) or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of: (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

     Letter of Intent–Class A Shares. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

     Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

DETERMINATION OF NET ASSET VALUE

     Valuation of Portfolio Securities. Each Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Company's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed under the general supervision of the Company's Board. If valuations for investments (received from the Service or otherwise) are not readily available, or are determined not to reflect accurately fair value, a Fund may value those investments at fair value as determined in accordance with the procedures approved by the Company's Board. Fair value of investments may be done by the Company's Board, its pricing committee or its valuation committee in good faith using such information deemed appropriate under the circumstances. The factors that may be considered in fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading of similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security's most recent price and from prices used by other mutual funds to calculate their net asset values. Expenses and fees, including the management fee (reduced by the expense limitation, if any), and fees pursuant to the Shareholder Services Plan, with respect to Class A, Class B, Class C and Class Z only, and the Distribution Plan, with respect to Class B and Class C only, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of each Fund's shares. Because of the differences in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Management believes that each Fund has qualified for treatment as a "regulated investment company" under the Code for the fiscal year ended April 30, 2009. Each Fund intends to continue to so qualify, if such qualification is in the best interests of its shareholders. As a regulated investment company, a Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, a Fund must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains) and must meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Fund shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the Fund and the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

     If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to a Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of his or her investment. Such dividend or distribution would be a return of capital in an economic sense although taxable as described in the Prospectus. In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

     If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of any gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Gain or loss, if any, realized by a Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Fund characterized as described above.

     Offsetting positions held by a Fund involving certain futures and options transactions may constitute "straddles." To the extent the straddle rules apply to positions established by a Fund, losses realized by a Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Fund may constitute "mixed straddles." A Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial positions") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

     Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

     State and Local Tax Treatment. Each Fund will invest primarily in Municipal Bonds of the State after which the Fund is named. Except to the extent specifically noted below, dividends by a Fund are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Bonds. However, some or all of the other dividends or distributions by a Fund may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Fund derived from obligations of the United States or its agencies or instrumentalities.

     The Fund anticipates that a substantial portion of the dividends paid by each Fund will not be subject to income tax of the State after which the Fund is named. However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Fund may represent taxable income. Also, all or a portion of the dividends paid by a Fund that are not subject to income tax of the State after which the Fund is named may be a preference item for such State's alternative minimum tax (where imposed). Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Fund.

     The paragraphs below discuss the State tax treatment of dividends and distributions by each Fund to residents of the State after which the Fund is named. Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.

     Dreyfus Connecticut Fund. Dividends by the Fund that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax, imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Fund as interest from Connecticut Municipal Bonds or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing. In the case of shares held as a capital asset, dividends that qualify as capital gain dividends for Federal income tax purposes are not subject to the Connecticut income tax to the extent they are derived from Connecticut Municipal Bonds. Dividends derived from other sources are subject to the Connecticut income tax. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Fund that is derived from income received by the Fund as interest from Connecticut Municipal Bonds or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even if treated as a preference item for purposes of the Federal alternative minimum tax.

     Dividends qualifying as exempt-interest dividends or capital gain dividends for Federal income tax purposes that are distributed by the Fund to entities subject to the Connecticut corporation business tax are not exempt from that tax.

     Dreyfus Maryland Fund. Dividends and distributions by the Fund to a Maryland resident (including individuals, corporations, estates or trusts who are subject to Maryland state and local income tax) will not be subject to income tax in Maryland to the extent that such dividends or distributions (a) qualify, for Federal income tax purposes, as exempt-interest dividends of a regulated investment company and are attributable to (i) interest on Maryland Municipal Bonds or (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (b) are attributable to gain realized by the Fund from the sale or exchange of Maryland Municipal Bonds or obligations of the United States or an authority, commission or instrumentality thereof. To the extent that distributions by the Fund are attributable to sources other than those described above, such as (x) interest on obligations issued by states other than Maryland or (y) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Fund shares will be subject to Maryland taxation.

     Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

     If the Fund fails to qualify as a regulated investment company, the Fund would be subject to corporate Maryland income tax and distributions generally would be taxable as ordinary income to the shareholders.

     Dreyfus Massachusetts Fund. Dividends by the Fund to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that the dividends are attributable to income received by the Fund from Massachusetts Municipal Bonds or direct U.S. Government obligations, and are properly designated as such. Distributions of capital gain dividends by the Fund to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent such distributions are attributable to gain from the sale of certain Massachusetts Municipal Bonds the gain from which is exempt from the Massachusetts personal income tax, and the distributions are properly designated as such. Dividends or distributions by the Fund to a Massachusetts resident that are attributable to most other sources are subject to the Massachusetts personal income tax. In addition, distributions from the Fund may be included in the net income measure of the corporate excise tax for corporate shareholders who are subject to the Massachusetts corporate excise tax. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Fund.

     Dreyfus Michigan Fund. Dividends by the Fund to a Michigan resident individual are not subject to the Michigan personal income tax to the extent that the dividends are attributable to income received by the Fund as interest from the Fund's investment in Michigan Municipal Bonds, obligations of U.S. possessions, as well as direct U.S. Government obligations.

     For Michigan personal income tax purposes, the proportionate share of dividends from the Fund's net investment income from other than Michigan Municipal Bonds and from distributions from any short-term or long-term capital gains will be included in Michigan taxable income. Additionally, for Michigan personal income tax purposes, any gain or loss realized when the shareholder sells or exchanges Fund shares will be included in Michigan taxable income.

     Dreyfus Minnesota Fund. Dividends paid by the Fund to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Fund as interest from Minnesota Municipal Bonds, provided such attributable dividends represent 95% or more of the exempt-interest dividends that are paid by the Fund. Moreover, dividends paid by the Fund to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Fund as interest from the Fund's investment in direct U.S. Government obligations. Dividends and distributions by the Fund to a Minnesota resident that are attributable to most other sources are subject to the Minnesota personal income tax. Dividends and distributions from the Fund will be included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income (franchise) taxes. In addition, dividends attributable to interest received by the Fund that is a preference item for Federal income tax purposes, whether or not such interest is from a Minnesota Municipal Bond, may be subject to the Minnesota alternative minimum tax.

     Dreyfus North Carolina Fund. Dividends paid by the Fund to a North Carolina resident that are attributable to interest on North Carolina Municipal Bonds or direct U.S. Government obligations are not subject to the North Carolina income tax. Dividends or distributions attributable to gain realized by the Fund from the sale or exchange of certain North Carolina Municipal Bonds issued before July 1, 1995 will not be included in the North Carolina taxable income of a resident individual, trust or estate. Other dividends or distributions which are attributable to net realized securities gains and most other sources are subject to the North Carolina income tax at the applicable rate. Gain realized by a North Carolina resident shareholder from the sale or exchange of an interest held in the Fund also will be subject to the North Carolina income tax at the applicable rate.

     Dreyfus Ohio Fund. Dividends paid by the Fund to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Fund as interest from Ohio Municipal Bonds and direct obligations of the United States, certain Federal agencies and certain U.S. territories. Dividends or distributions paid by the Fund to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includible in the net income basis of the Ohio Corporation Franchise Tax. The shares of the Fund are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a "dealer in intangibles" (generally, a person in the lending or brokerage business), a decedent's estate, an Ohio insurance company, or a corporation (other than certain holding companies) taxed on the net worth basis of the Ohio Corporation Franchise Tax.

     Dreyfus Pennsylvania Fund. Dividends paid by the Fund will not be subject to the Pennsylvania personal income tax to the extent that the dividends are attributable to interest received by the Fund from its investments in Pennsylvania Municipal Bonds and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends by the Fund will not be subject to the Philadelphia School District investment income tax to the extent that the dividends are attributable to interest received by the Fund from its investments in Pennsylvania Municipal Bonds and U.S. obligations, including obligations issued by U.S. possessions. Dividends or distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

     Dividends paid by the Fund which are considered "exempt-interest dividends" for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Fund may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Fund attributable to interest received by the Fund from its investments in Pennsylvania Municipal Bonds and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. Fund shares are considered exempt assets (with a pro rata exclusion based on the value of the Fund attributable to its investments in Pennsylvania Municipal Bonds and U.S. Government obligations, including obligations issued by U.S. possessions) for purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.

     Dreyfus Virginia Fund. Subject to the provisions discussed below, dividends paid to shareholders and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from Virginia income tax. Dividends paid to shareholders by the Fund and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from Virginia income tax. To the extent any portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

     Generally, dividends distributed to shareholders by the Fund and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Fund will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation that provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

     As a regulated investment company, the Fund may distribute dividends that are exempt from Virginia income tax to its shareholders if the Fund satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Fund fails to qualify, no part of its dividends will be exempt from Virginia income tax.

     When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Fund receives taxable income, the Fund must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Fund.

PORTFOLIO TRANSACTIONS

     General. The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

     Certain funds are managed by dual employees of the Manager and an affiliated entity in the BNY Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity. In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

     The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders. The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price. In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) research facilities with statistical data, investment information, economic facts and opinions. Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     Under the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) procedures, portfolio managers and their corresponding trading desks may seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to "round lot" amounts).

     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

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     To the extent that a fund invests in foreign securities, certain of a fund’s transactions in those securities may not benefit from the negotiated commission rates available to a fund for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

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     The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. No brokerage commissions have been paid to date by any Fund.

     The Company contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of the Manager. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates of the Manager are reasonable and fair.

     Disclosure of Portfolio Holdings. It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings, at month-end, with a one-month lag, on the Dreyfus website at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

     If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about fund portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

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     Funds may also disclose any and all portfolio holdings information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

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     Disclosure of portfolio holdings may be authorized only by the fund's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the fund's Board.

INFORMATION ABOUT THE COMPANY AND FUNDS

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

     The Company is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Company. However, the Company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or a Trustee. The Trust Agreement provides for indemnification from a Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, Company shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Company's outstanding voting shares. In addition, the Company's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

     To date, the Board has authorized the creation of nine series of shares. All consideration received by the Company for shares of one of the series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series would be treated separately from those of the other series of the Company. The Company has the ability to create, from time to time, new series without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent registered public accounting firms and the election of Board members from the separate voting requirements of such rule.

     Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. If Company management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, the Company may refuse or restrict purchase or exchange requests for a Fund's shares by any person or group if, in the judgment of the Company's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund. If an exchange request is refused, the Company will take no other action with respect to the Fund shares until it receives further instructions from the investor. While the Company will take reasonable steps to prevent excessive short-term trading deemed to be harmful to a Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

     To offset the relatively higher costs of servicing smaller accounts, the Company will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

     Effective December 1, 2008, the Company changed its name from "Dreyfus Premier State Municipal Bond Fund" to its current name and on December 15, 2008 commenced offering Class I shares for Dreyfus Connecticut Fund only.

The Funds send annual and semi-annual financial statements to all its shareholders.

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     As of August 5, 2009, the following persons owned of record 5% or more of the indicated Fund's outstanding shares of beneficial interest:

     Dreyfus Connecticut Fund – (Class A): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East 2nd Floor, Jacksonville, FL 32246-6484 – 8.3175%; National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 8.9877%; First Clearing, LLC, 10750 Wheat First

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Drive, Glen Allen, VA 23060-9243 – 5.1214%; (Class B): Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – 31.1529%; National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 17.6347%; People's Securities, Inc., FBO 221-22245-19, 1000 Lafayette Boulevard, P.O. Box 31, Bridgeport, CT 06601-0031 – 6.5290%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 – 9.1510%; (Class C): National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 29.0903%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – 21.2474%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 – 13.4116%; (Class I): MBC Investments Corporation c/o Bank of New York Mellon Corp., Attn. Delaware Financial Dept. AIM 198-0000, 4001 Kennett Pike Suite 218, 2 Greenville Crossing, Greenville, DE 19807-2029 – 100.00% (Class Z): Charles Schwab & Co. Inc., Reinvestment Account, Attn. Mutual Funds, 101 Montgomery Street, San Francisco, CA 94101-4151 –7.8039%.

     Dreyfus Maryland Fund – (Class A): Citigroup Global Markets Inc., 333 W. 34th Street, 3rd Floor, New York, NY 10001-2402 – 11.8371%; First Clearing LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243– 15.0744%; National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 9.7910%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 –10.2419%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484– 5.9198%; (Class B): First Clearing LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 – 12.2078%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 – 7.0314%; Joseph Binder & LIBA Binder TRUSTEES FBO The Joseph & LIBA Binder Revocable Trust Created 9-5-90, Rockville, MD 20850-4604 – 6.8073%; (Class C): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 – 28.0031%; Citigroup Global Markets Inc., 333 W. 34th Street, 3rd Floor, New York, NY 10001-2402 – 10.5914%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 –16.7637%; Nancy L. Chen and Donna Louis, JTWROS, Parkville, MD 21234-9002 – 9.0914%; National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 020109-3605 – 10.0337%; USB

WM USA, 499 Washington Blvd, Jersey City, NJ 07310-1995 – 7.6539%.

     Dreyfus Massachusetts Fund – (Class A): National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 13.1448%; Charles Schwab & Co., Inc., Reinvest Account, 101 Montgomery Street, San Francisco, CA 94104-4151 – 7.4172%; JLSE M. Lohrer Trustee, The JLSE M. Lohrer Trust, UA dtd 7/25/05 Carlisle, MA 01741-1520 – 7.4424%; Citigroup Global Markets Inc., 333 W. 34th Street, 3rd Floor, New York, NY 10001-2402 – 5.7607%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – 5.9934%; First Clearing, LLC 10750 Wheat First Drive, Glen Allen, VA 23060-9243 – 6.5730%; (Class B): National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 –41.9337%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 – 7.3299%; Citigroup Global Markets Inc., 333 W. 34th Street, 3rd Floor, New York, NY 10001-2402 – 6.3573%; Mary A. Lynch, Beverly, MA 01915-4755 – 5.2300%; Anna S. Skliutas, Auburn, MA 01501-3102 – 5.0536%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 – 10.8437%; (Class C): National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 34.7311%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 – 19.1120%; Morgan Stanley & Co., Harborside Financial Center Plaza 2, 3rd Floor, Jersey City, NJ 07311 – 7.2461%; UBS WM USA, 499 Washington Blvd, Jersey City, NJ 07310-1995 – 15.0497%; Cornelius P. McGroary Trustee, Cornelius P. McGroary Living Trust, UA dtd 5/9/07, Duxbury, MA 02332-4241 – 5.3785%; Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151 – 5.0165%; (Class Z): Charles Schwab & Co., Inc., Reinvestment Account, Attn. Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4151 – 8.3774%; National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 8.6197%.

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     Dreyfus Michigan Fund – (Class A): National Financial Services, LLC, 82 Devonshire Street G10G, Boston, MA 02109-3605 – 10.9849%; Citigroup Global Markets Inc., 333 W. 34th Street, 3rd Floor, New York, NY 10001-2402 – 9.2530%; UBS WM USA, Jersey City, NJ 07310-1995 – 5.7438%; First Clearing, LLC, Glen Allen, VA 23060-9243 5.1321% (Class B): First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 – 47.3498%; National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 18.5400%; Raymond James & Associates, Inc, FBO Donald G. Hassberger and Ellen A. Hassberger JTWROS, Grand Rapids, MI 49546-6265 –14.0458%; (Class C): National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 23.9517%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 – 11.6250%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 – 11.2850%; Raymond James & Associates Inc. FBO Carole G. Snyder Trustee, U/A dtd 11/15/99, Carole G. Snyder Revocable Trust, Kalamazoo, MI 49008-2827 – 6.7040%; RBC Capital Markets Corp, FBO Marie J. Gundle Trustee, Marie J. Gundle Trust, U/A dtd 9/27/93, Farmington Hills, MI 48331-3666 – 14.5310%.

     Dreyfus Minnesota Fund – (Class A): Wells Fargo Investments LLC FBO Customer Accounts, Attn. Mutual Fund Operations, 625 Marquette Avenue S, 13th Floor, Minneapolis, MN 55402-2323 –15.6628%; Charles Schwab & Co. Inc., Special Custody Account, FBO Customers, Attn. Mutual Fund Operations, 101 Montgomery Street, San Francisco, CA 94104-4151 – 14.1921%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – 7.9446%; UBS WM USA, 499 Washington Blvd, Jersey City, NJ 07310-1995 – 5.0386%; (Class B): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 – 40.7681%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – 8.7443%; National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 6.3674%; R. William Kotrba & Diane C. Kotra JTWROS TOD, New Brighton, MN 55112-5538 – 8.2342%; Sharon B. Derby & Roger E. Derby JTWROS, Norcross, MN 56274-3030 –5.8250%; Ronald A. Schwinn & Jeanene L. Polacek JTWROS, Minneapolis, MN 55412-2332 –5.1082%; Daniel Iverson, Shakopee, MN 55379-1790 – 5.3539%; (Class C): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484– 27.8775%; Wells Fargo Investments LLC, FBO Customer Accounts, 625 Marquette Avenue S, 13th Floor, Minneapolis, MN 55402-2323 – 13.2297%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – 5.6447%; Morgan Stanley & Co, Harborside Financial Center Plaza 2, 3rd Floor, Jersey City, NJ 07311 –11.4461%; UBS WM USA, 499 Washington Blvd, Jersey City, NJ 07310-1995 – 5.2075%.

     Dreyfus North Carolina Fund – (Class A): National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 15.0001%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 – 12.4081%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 –9.1996%; Citigroup Global Markets Inc., 333 W. 34th Street, 3rd Floor, New York, NY 10001-2402 –7.2770%; UBS WM USA, 499 Washington Blvd, Jersey City, NJ 07310-1995 – 5.1134%; (Class B): First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 – 8.6723%; National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 7.6492%; Raymond James & Associates, Inc., FBO Grace I. Grant, Denver, NC 28037-8000 – 14.5688%; James L. Griffin, Jr. and Susan W. Griffin JTWROS, Pittsboro, NC 27312-6151 – 9.4264%; LPL Financial A/C 2125-2211, 9785 Towne Centre Drive, San Diego, CA 92121-1968 – 5.2548%; American Enterprise Investment Services, FBO 210043381, 1120 AMP Financial Center, Minneapolis, MN 55474-0001 –6.8055%; American Enterprise Investment Services, FBO 536440761, P.O. Box 9446, Minneapolis, MN 55440-9446 – 6.7762%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – 12.6730%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 –6.5636%; (Class C): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484– 27.3054%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 – 17.0708%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – 11.8259%; Citigroup Global Markets Inc., 333 W. 34th Street, 3rd Floor, New York, NY 10001-2402 – 5.8838%;

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UBS WM USA, 499 Washington Blvd, Jersey City, NJ 07310-1995 – 14.7248%; Morgan Stanley & Co., Harborside Financial Center Plaza 2, 3rd Floor, Jersey City, NJ 07311 – 6.5883%.

     Dreyfus Ohio Fund – (Class A): National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 13.6867%; UBS WM USA, 499 Washington Blvd, Jersey City, NJ 07310-1995 – 22.8925%; First Clearing, LLC 10750 Wheat First Drive, Glen Allen, Va 23060-9243 –8.3965% (Class B): National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 26.7722%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 –6.9478%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 – 18.2660%; UBS WM USA, 499 Washington Blvd, Jersey City, NJ 07310-1995 –26.6113%; Perishing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 7.0835%; (Class C): National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 34.9995%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 – 18.1680%; Max Weisbrod and Sylvia Weisbrod JTWROS, Canton, OH 44709-3422 – 9.2325%; UBS WM USA, 499 Washington Blvd, Jersey City, NJ 07310-1995 – 16.8076%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 –7.6909%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484– 5.7258%.

     Dreyfus Pennsylvania Fund – (Class A): National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 15.5930%; First Clearing, LLC, A/C 5029-7964, Rochelle R. Leis Elkins Park, PA 19027-1315 – 10.9028%; Citigroup Global Markets Inc., 333 W. 34th Street, 3rd Floor, New York, NY 10001-2402 – 7.6595%; (Class B): National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 32.4834%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – 14.7299%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 – 9.0525%; Morgan Stanley & Co, Harborside Financial Center Plaza 2, 3rd Floor, Jersey City, NJ 07311 – 5.6702%; John A. Ord TRUSTEE, FBO John A. Ord U/A Trust, dtd 10-05-89, Carlisle, PA 17015-8969 – 5.1991% (Class C): First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 – 29.2087%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 – 10.8644%; UBS WM USA, 499 Washington Blvd, Jersey City, NJ 07310-1995 – 14.6646%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – 7.0204%; Morgan Stanley & Co., Harborside Financial Center Plaza 2, 3rd Floor, Jersey City, NJ 07311 – 7.2381%; (Class Z): National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 –10.6891%; Perishing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – 6.9446%; MAC & CO, A/C PEOF1749712, Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198 – 11.8402%; Charles Schwab & Co Inc., Reinvestment Account, Attn. Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4151 – 12.4446%.

     Dreyfus Virginia Fund – (Class A): First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 – 18.4215%; National Financial Services, LLC, 82 Devonshire Street, G10G, Boston, MA 02109-3605 – 8.6858%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – 9.8307%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484– 10.1565%; Citigroup Global Markets Inc., 333 W. 34th Street, 3rd Floor, New York, NY 10001-2402 – 6.7339%; (Class B): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 – 47.3641%; Citigroup Global Markets Inc., 333 W. 34th Street, 3rd Floor, New York, NY 10001-2402 – 5.4981%; Helen R. Hobart TOD, Alexandria, VA 22314-4362 –7.6879%; Mary Elizabeth Lindon, Blacksburg, VA 24062-0504 – 7.5839%; E. Robert Denmead & Gabrielle Carol Denmead TRUSTEES, E. Robert & Gabrielle Carol Denmenad Marital Trust UA, dtd 9/21/05, Stafford, VA 22556-7863 – 5.6532%; Glen E. Phillips & Dilys J. Phillips Jt Ten, Goldvein, VA 22720-2032 – 6.5413%; Earl A. Brown, Chesapeake, VA 23322-6944 – 6.7552%; (Class C): First Clearing LLC, 10750 Wheat First Drive, Glen Allen, VA 23060-9243 – 24.9584%; Hyman M. Selmanovitz, Trustee, Hyman M. Selmanovitz Amended & Restated Revocable Trust FBO Merle J.

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Selmanovitz, dtd 8/6/90, Springfield, VA 22150-4494 – 12.6055%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484 – 18.9215%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – 10.1454%; Primevest Financial Services, FBO Frederick J. Chaison Family Trust, 73168050,St. Cloud, MN 56302-0283 – 5.6717%; Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001-2402 – 9.2146%.

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     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

     Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Funds.

APPENDIX A

RISK FACTORS – INVESTING IN STATE MUNICIPAL BONDS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the relevant State available, as of the date of this Statement of Additional Information. While the Company has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

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Dreyfus Connecticut Fund	B-63
Dreyfus Maryland Fund	B-74
Dreyfus Massachusetts Fund	B-79
Dreyfus Michigan Fund	B-105
Dreyfus Minnesota Fund	B-113
Dreyfus North Carolina Fund	B-125
Dreyfus Ohio Fund	B-139
Dreyfus Pennsylvania Fund	B-148
Dreyfus Virginia Fund	B-164

Dreyfus Connecticut Fund General Information

     Connecticut is a highly developed and urbanized state, which is situated directly between the financial centers of Boston and New York. More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of Connecticut. The State's population grew at a rate that exceeded the national growth rate during the period from 1940 to 1970, but has slowed substantially over the last thirty years. In April 2000, Connecticut had a population count of over 3.4 million, an increase of 3.6% from the 1990 figure, which was lower than both the regional (5.4%) and national (13.2%) growth rates. The mid-2008 population of the State was estimated at slightly above 3.5 million, up 0.3% from 2007, compared to increases of 0.3% and 0.9% for New England and the United States, respectively.

     The State's economic performance is measured by personal income, which has been among the highest in the nation, and gross state product, which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004, exceeding the regional and national growth rates. Employment had gained approximately 68,000 jobs by late 2007 since it hit a low in September of 2003, though the State has lost jobs in 2008. In general, the unemployment rate has been lower than the national rate.

     Personal Income and Gross State Product. Historically, the State has had one of the highest per capita income rates in the nation as well as a strong gross state product. Per capita personal income for Connecticut residents in 2007 was $55,180, 142.9% of the national average. In 2007, the State produced $216.3 billion worth of goods and services and $181.8 billion worth of goods and services in 2000 chained dollars. In 2007, the State's output was concentrated in three areas: finance, insurance and real estate ("FIRE"), services and manufacturing, which collectively accounted for 69.5% of the State's total production. The output from manufacturing, however, has been decreasing over time as the contribution from FIRE and other services have been rapidly increasing.

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     Employment. Non-agricultural employment includes all persons employed except Federal military personnel, the self-employed, proprietors, unpaid workers and farm and household domestic workers. The State's non-agricultural employment reached its recent high in the third quarter of 2000 with 1,698,030 persons employed, but began declining with the onset of the recession in the early 2000s. It was not until the end of 2003 that the State's economy started to gain momentum, adding tens of thousands of new workers. In 2007, the largest sectors of non-agricultural employment were services (40.9%), trade (18.4%) and government (11.3%). Total non-agricultural employment in Connecticut reached a low of 1,640,130 jobs in the third quarter of 2003, recovered to 1,706,500 in December 2007, and fell again to 1,677,200 in December 2008.

     After enjoying an extraordinary boom during the late 1990s, Connecticut, as well as the rest of the Northeast and the nation, experienced an economic slowdown during the recession of the early 2000s. After reaching 5.5% in 2003, Connecticut's unemployment rate declined to 4.4% in 2006. The recent recession, however, has caused the unemployment rate to rise to 5.7% for 2008, on par with the national average for the same period of 5.8%. The State's unemployment rate was 7.5% in March 2009, and the nation's was 8.5%.

     Manufacturing. The manufacturing industry, despite its continuing downward employment trend over the past five decades, has traditionally served as an economic base industry and has been of prime economic importance to the State. In 2008, based on the level of personal income derived from this sector, Connecticut ranked eighteenth in the nation for its dependency on manufacturing wages. A number of factors, such as heightened foreign competition, outsourcing to offshore locations and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in the State continued to decline to a recent low of 191,340 in 2007. The total number of manufacturing jobs dropped 56,530 (22.8%) from the decade high in 1998.

     Non-manufacturing. The non-manufacturing sector is comprised of industries that primarily provide services. Consumer demand for services is not as postponable as the purchase of goods, making the flow of demand for services more stable. The State's non-manufacturing economic sector has risen from just over 50% of total State employment in 1950, to approximately 88.7% in 2007. Over the last ten years there were over 110,800 new non-manufacturing jobs created, an increase of 7.9%. This sector has more than compensated for the loss of manufacturing jobs, fueling the recovery in non-agricultural employment since 2003.

     The State, together with the nation as a whole, is facing economic and fiscal challenges brought on by the current recession. These challenges for the State include a current fiscal year projected deficit, future fiscal year projected deficits and falling employment, among other issues. The State's current and projected economic and fiscal conditions are subject to change based on a number of factors, including developments with respect to the national economy as a whole and the financial services sector, developments in the global economy, especially commodity prices such as oil, Federal fiscal and economic policies, including fiscal stimulus efforts in general and the effect of such efforts on the State, the effect of the State's constitutional balanced budget requirement and spending cap provisions, and the timing of the adoption and implementation of legislative or executive actions to address these conditions.

State Finances

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     The State's fiscal year begins on July 1 and ends June 30. State statutory law requires that the budgetary process be on a biennium basis. In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenses. The State Supreme Court has ruled that the provisions of the Constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which has not yet occurred. In the interim, the General Assembly has been following a provision of the State general statutes that contains the same budget cap as the Constitutional amendment.

     Budget Reserve Fund. The State constitution provides that any unappropriated surplus shall be deposited in the State's Budget Reserve Fund (the "BSF"), used to reduce State bonded indebtedness or for other purposes approved by a three-fifths majority in each house of the General Assembly. In any fiscal year, when the amount in the BSF equals 10% of the net General Fund appropriations, no further transfers are made into the BSF. As of June 30, 2008, $1.38 billion was deposited into the BSF, including a $269.2 million deposit following Fiscal Year 2006-07, bringing the balance in the BSF to approximately 8.1% of General Fund expenditures as of Fiscal Year 2008-09.

     General Fund. The State finances most of its operations through its General Fund. However, certain State functions, such as the State's transportation budget, are financed through other State funds. For budgetary purposes, the State's General Fund is accounted for on a modified cash basis of accounting, which differs from generally accepted accounting principles ("GAAP"). The State is not presently required to prepare GAAP financial statements, although it has prepared such statements annually since 1988.

     Budget for Fiscal Years 2007-08 and 2008-09. Although the General Assembly did not pass the biennial budget for Fiscal Years 2007-08 and 2008-09 prior to its adjournment date of June 6, 2007, in a subsequent special session, the General Assembly passed, and the Governor signed into law on June 26, 2007, the biennial budget for Fiscal Years 2007-08 and 2008-09. The Fiscal Year 2007-08 budget included General Fund revenues and appropriations of $16.326 billion and $16.315 billion, respectively, resulting in a projected surplus of $0.7 million. The Fiscal Year 2008-09 budget included General Fund revenues and appropriations of $17.0731 billion and $17.0723 billion, respectively, resulting in a projected surplus of $0.8 million. The General Assembly made an additional appropriation of $0.7 million for clean contracting standards, thereby reducing the projected General Fund surplus for the 2008-09 Fiscal Year to $0.1 million.

     The General Assembly also included in the biennial budget (i) the appropriation of $613.7 million of the anticipated Fiscal Year 2006-07 General Fund surplus funds to pay for various spending items, including $300 million to fund a portion of the State's contribution to the Teachers' Retirement Fund and $85 million for debt retirement, (ii) a reduction of lapses in the amount of $96.6 million, and (iii) a transfer of $80 million of the anticipated Fiscal Year 2006-07 General Fund surplus to the budget for Fiscal Year 2008-09, resulting in a net reduction in the anticipated Fiscal Year 2006-07 surplus of $790.3 million. Approximately $471.9 million of the appropriations were for one-time purposes and approximately $318.4 million of the appropriations were for on-going purposes.

     The budget was $690.4 million above the expenditure cap for Fiscal Year 2007-08 and $28.2 million below the expenditure cap for Fiscal Year 2008-09. However, in accordance with the Constitution, the Governor issued a declaration to exceed the State's expenditure cap in Fiscal Year 2007-08. This declaration was ratified by a three-fifths vote of each house of the General Assembly.

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     The General Assembly did not make any midterm budget adjustments for Fiscal Year 2008-09 in the legislative session ended on May 7, 2008, however, it appropriated $79 million for energy relief programs in Fiscal Year 2008-09, as well as transferring the Fiscal Year 2007-08 budget surplus plus additional funds for Fiscal Year 2008-09 use in subsequent special sessions. Additionally, the scheduled increase on July 1, 2008 in the oil companies tax from 7.0% to 7.5% was eliminated.

     Fiscal 2007-2008 Operations. As of June 30, 2008, General Fund revenues for Fiscal Year 2007-08 were $16.42 billion, General Fund expenditures and miscellaneous adjustments were $16.32 billion and the General Fund was estimated to have a surplus of $99.4 million for Fiscal Year 2007-08. The entire surplus was reserved for Fiscal Year 2008-09 spending.

     Fiscal 2008-09 Operations. As of March 31, 2009 General Fund revenues were estimated at $15.83 billion, General Fund expenditures and miscellaneous adjustments were estimated at $16.89 billion, and the General Fund was estimated to have a deficit of $1.056 billion for Fiscal Year 2008-09. These estimates compare with a projected deficit of $921.7 million as of December 31, 2008. The latest estimates include $130.5 million in deficit mitigation as well as the receipt of $383.8 million in Federal stimulus funds, primarily through enhanced Medicaid reimbursement under the American Recovery and Reinvestment Act ("ARRA"). The deficit mitigation plan provides for a reduction of $73.7 million in expenditures, a transfer of $54.3 million from other funds and an increase in revenue by approximately $6.3 million, with a total net reduction of about $134.3 million in the projected deficit. In addition, the Governor plans include transfers from other funds and spending cuts on labor costs, contract cancellations and certain health programs, employee retirement incentives and other measures.

     Proposed Budget for Fiscal Years 2009-10 and 2010-11. The Governor presented the proposed biennial budget for Fiscal Years 2009-10 and 2010-11 to the General Assembly on February 4, 2009. The proposed budget assumes that the initially-projected $921.7 million deficit from Fiscal Year 2008-09 will be addressed by the use of $281.7 million from the BSF, $360.8 million from additional Federal aid pursuant to the stimulus package being considered by the U.S. Congress and State legislative actions prior to the close of the fiscal year on the remaining $279.2 million.

     The budget proposal assumes revenues of approximately $17.5092 billion and appropriations of $17.5089 billion in Fiscal Year 2009-10, resulting in a surplus of $0.3 million. In Fiscal Year 2010-11, revenues and expenditures are assumed to be $18.1275 billion and $18.1273 billion, respectively, resulting in a projected surplus of $0.2 million. These projections include approximately $3.68 billion in revenue enhancements over the biennium, including a large increase in aid from the Federal stimulus package (anticipated to be about $16.59 billion for the two-year period), utilization of BSF revenues, transferring resources from various "off-budget" accounts, increasing various fees, and securitizing certain energy related charges on electric bills. Utilization of the BSF as outlined in the Governor's proposed budget will fully deplete the resources of that fund in Fiscal Year 2010-11. The proposed budget indicates potential General Fund shortfalls based on current services of $2.91 billion and $3.11 billion in Fiscal Years 2009-10 and 2010-11, respectively. The proposed budget also includes $1.08 billion and $1.26 billion in reductions from current services in Fiscal Years 2009-10 and 2010-11 respectively. The Governor's proposed budget also includes a net increase in general obligation bond authorizations of $591.1 million and $980.5 million to take effect in Fiscal Years 2009-10 and 2010-11, respectively.

     On March 26, 2009, the Governor indicated that since the release of the proposed budget, estimated revenues have been revised downward by $721.4 and $671.5 million for Fiscal Years 2009-10 and 2010-11, respectively. In addition, the latest estimates of Federal stimulus funds to be received under ARRA indicate that the State will receive $145.7 million less than expected. The State had also anticipated a $350 million securitization of certain energy funds in Fiscal Year 2010-11, but will likely be prohibited from using the funds in such a manner based on their application for other energy funds

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contained in the ARRA. On April 20, 2009, the revenue estimates were again revised downward by $350.9 and $201.2 million for Fiscal Years 2009-10 and 2010-11, respectively.

     The Governor's February 4, 2009 proposed budget showed potential General Fund shortfalls based on current services of $2.906 billion and $3.108 billion in Fiscal Years 2009-10 and 2010-11, respectively. The subsequent revenue revisions have increased the potential shortfalls to $3.978 billion and $3.981 billion in Fiscal Years 2009-10 and 2010-11, respectively.

State Indebtedness

     The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters.

     Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State's General Fund; special tax obligation debt, which is payable from specified taxes and other funds that are maintained outside the State's General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State's General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

     Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and the State general obligation bond procedure act, which provides that such bonds shall be general obligations of the State and that the full faith and credit of the State are pledged for the payment of the principal of and interest on such bonds as the same become due. There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or incurred in the future.

     As of February 1, 2009, the State's net direct general obligation indebtedness (including the accreted value of capital appreciation bonds) for the payment of the principal of and the interest on which the State has pledged its full faith and credit or which is otherwise payable from the General Fund of approximately $13.01 billion.

     The following table sets forth the total debt service on all outstanding long-term direct general obligation debt, as of February 1, 2009. Although not specifically reflected as a result of combining all outstanding long-term direct debt, the State generally issues general obligation bonds maturing within twenty years.

Fiscal Year	Total Debt Service

(in billions of dollars)

2009	$0.68
2010	$1.57
2011	$1.46
2012	$1.35
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Fiscal Year	Total Debt Service

(in billions of dollars)

2013	$1.26
2014	$1.18
2015	$1.10
2016	$1.03
2017	$0.96
2018	$0.92
2019	$0.84
2020	$0.78
2021-2032	$6.15
Total	$19.27

     The General Assembly has empowered the State Bond Commission to authorize direct obligation bonds pursuant to certain bond acts. Legislation was enacted to provide for a net increase in general obligation bond authorizations of $1.39 billion for Fiscal Year 2007-08, $1.76 billion for Fiscal Year 2008-09 and $1.53 billion for Fiscal Year 2009-10. The Governor's proposed budget includes a net increase in general obligation bonds of $591.1 million and $980.5 million for Fiscal Years 2009-10 and 2010-11, respectively.

     The General Assembly in 2007 authorized the issuance of up to $2 billion of pension obligation bonds to fund in part the unfunded accrued liability in the Teachers' Retirement Fund. There are existing bond authorizations which were scheduled to take effect during Fiscal Years 2007-08 and 2008-09. In February and March 2009, the State issued $400 million and $309 million in various series of general obligation bonds, approximately $74 million of which was used to refund outstanding bonds.

     The State Treasurer recently requested, and the Governor granted, approval to borrow funds on a temporary basis from time to time on behalf of the State on such terms an in such amounts as the Treasurer considers necessary. Under this authority, the Treasurer has solicited proposals from, and is working with, a group of banks to arrange a revolving credit facility.

     Ratings. Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa3, AA and AA, respectively, to the State's general obligation bonds.

     Transportation Fund and Debt. In 1984, the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation ("STO") bonds to finance the program. The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges; projects on the interstate highway system; alternate highway projects; waterway, mass transportation, transit and aeronautics facilities; and the highway safety program and other facilities and programs administered by the Department of Transportation.

     The cost of the infrastructure program for Fiscal Years 1985-2012, which is to be met from Federal, State and local funds, is currently estimated at $23.5 billion. The State's share, financed almost entirely by STO bonds, is $9.5 billion. During Fiscal Years 1985-2007, $18.3 billion of the total infrastructure program was approved, with the remaining $5.2 billion required for Fiscal Years 2008-12. The remaining $5.2 billion is anticipated to be funded with $1.8 billion from the anticipated issuance of new STO bonds, $63 million in anticipated revenues and $3.3 billion in anticipated Federal funds. The State's share of the program costs, estimated at $8.6 billion, is to be funded from transportation-related taxes, fees and revenues deposited in the Special Transportation Fund (the "STF") and from the proceeds of STO bonds.

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     Debt service on State direct general obligation bonds for transportation purposes may be paid from resources of the STF, provided there is sufficient funding first to pay all STO debt service. For the year ended June 30, 2008, the STF paid $3.1 million of State direct general obligation transportation debt service payments. The amount budgeted by the STF for such payments for Fiscal Year 2008-09 was $2 million.

     Other Special Revenue Funds and Debt. The State also issues bonds for various special revenue funds and projects. As of February 1, 2009, the following special revenue bonds were issued and outstanding: Bradley International Airport Revenue Refunding Bonds ($198.9 million) and Clean Water Fund Revenue Bonds ($1.21 billion issued, $641.2 million, including refunded bonds, outstanding).

     Contingent Liability Debt. The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose. This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by General Fund resources of the State. Not all entities that are authorized to issue such indebtedness have done so.

     Under the General Obligation Bond Program, the Connecticut Development Authority ("CDA") issues bonds to finance eligible economic development and information technology projects. Pursuant to an Indenture of Trust between the CDA and The Bank of New York, general revenues of the CDA, which are not otherwise pledged, are made available to service the debt of bonds issued under the Program. Although such bonds may also be secured by a special capital reserve fund, to date under the Program only $30.56 million in bonds have been secured. As of February 1, 2009, $7.62 million of such bonds remain outstanding.

     The General Assembly has authorized the Connecticut Health and Educational Facilities Authority to issue up to $100 million special obligation bonds to be secured by special capital reserve funds to finance equipment acquisitions by hospitals. The General Assembly also authorized the Capital City Economic Development Authority to use a special capital reserve fund in connection with revenue bonds for the convention center in Hartford. Additionally, the University of Connecticut may issue special obligation bonds which may be secured by a special capital reserve fund which the State undertakes to restore to its minimum level.

     Assistance to Municipalities. In addition to the limited or contingent liabilities that the State has undertaken in connection with the activities of its quasi-public agencies, the State has undertaken certain limited or contingent liabilities to assist municipalities. The State currently has limited or contingent liabilities outstanding in connection with bonds or other obligations issued by the City of Waterbury ($45.7 million outstanding as of February 1, 2009) and the Southeastern Connecticut Water Authority ($1.53 million outstanding as of February 1, 2009). Legislation also authorized distressed municipalities, in certain circumstances and subject to various conditions, to issue deficit funding obligations secured by a special capital reserve fund. There are no such obligations currently outstanding.

     School Construction Grant Commitments. The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain costs of construction and alteration of school buildings and to support part of the interest payments on municipal debt issued to fund the State's share of such school building projects. Legislation enacted in 1997 changed the method of financing the State's share of local school construction projects. For school construction projects approved during the 1997 legislative session and thereafter, the State pays the cost of its share of construction projects on a progress payment basis during the construction period.

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     The State has authorized new school construction grant commitments of approximately $531.5 million which took effect in Fiscal Year 2008-09. As of June 30, 2008, the Commissioner estimates that current grant obligations under the grant program established in 1997 are approximately $2.64 billion, which includes approximately $6.48 billion in grants approved as of such date less payments already made of $3.84 billion.

     As of June 30, 2008, the State is obligated to various cities, towns and regional school districts for $376 million in aggregate installment payments and $75 million in aggregate interest subsidies for a total of $451 million.

     Other Contingent Liabilities. The Connecticut Lottery Corporation ("CLC") was created in 1996 as a public instrumentality of the State to operate the State's lottery. The State and the CLC purchase annuities under group contracts with insurance companies that provide payments corresponding to the obligation for payments to lottery prize winners. The State has transferred to the CLC all annuities purchased by it and the CLC has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes. As of June 30, 2008 the current and long term liabilities of the corporation totaled $291 million.

Pension and Retirement Systems

     The State is responsible for funding and maintaining the State Employees' Retirement Fund ("SERF") and the Teachers' Retirement Fund ("TRF"). As of June 30, 2008, SERF had an actuarial accrual liability of approximately $19.24 billion and assets of approximately $9.99 billion, resulting in an unfunded accrued liability of approximately $9.25 billion. As of June 30, 2008, the market value of SERF's investment assets was $9.33 billion. As of June 30, 2008, TRF had an actuarial accrued liability of approximately $21.8 billion, and assets of approximately $15.27 billion, which resulted in an unfunded accrued liability of approximately $6.53 billion. As of June 30, 2008, the market value of TRF's investment assets was $14.55 billion.

     However, current market conditions and changes to the credit and financial markets mean that the current market values of the funds' assets are lower than they were June 30, 2008.

Litigation

     The State and its officers and employees are parties to numerous legal proceedings. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable. There are, however, several legal proceedings, which, if decided adversely against the State, either individually or in the aggregate, may require the State to make material future expenditures or may impair revenue sources. Among these proceedings, an adverse judgment in the matters described below, in the opinion of the State's Attorney General, individually could have a fiscal impact on the State of $15 million or more.

     Sheff v. O'Neill is a superior court action brought in 1989 on behalf of school children in the Hartford school district. In 1996, the State Supreme Court reversed a judgment the Superior Court had entered for the State, and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the trial court to retain jurisdiction of this matter. In December 2000, the plaintiffs filed a motion seeking to have the trial court assess the State's compliance with the State Supreme Court's 1996 decision. Before the court ruled upon that motion the parties reached a settlement agreement, which was deemed approved by the General Assembly and approved by the Supreme Court on March 12, 2003. Under the settlement agreement, the State was obligated, over a four-year period to, among other things, open two new magnet schools in the

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Hartford area each year, substantially increase the voluntary interdistrict busing program in the Harford area, and work collaboratively with the plaintiffs in planning for the period after the four year duration of the proposed order. That agreement expired in June 2007 and the anticipated costs of that agreement have been expended. On August 23, 2006, the City of Hartford moved to intervene in the case, and on January 4, 2007, the trial court granted that motion. On July 5, 2007, the plaintiffs filed a motion for order to enforce the judgment and to order a remedy alleging that the State remains in material non-compliance with the mandate. In November 2007, the trial court began a hearing on the plaintiff's motion, and in January 2008 completed that hearing. On April 4, 2008, a tentative settlement was presented to the legislature. The legislature approved the settlement on May 4, 2008 and the court approved it on June 12, 2008. Thereafter, the City of Hartford also agreed to settle with the parties, and this stipulation was approved by the court on August 28, 2008. Under these settlements and court orders, the State has ongoing obligations to work toward certain enumerated goals aimed at reducing racial, ethnic and economic isolation in the Hartford public schools, as detailed in the orders themselves.

     State Employees Bargaining Agent Coalition v. Rowland. This case is a purported class of laid-off State employees who sued the Governor and the Secretary of the Office of Policy and Management alleging that they were laid off in violation of their constitutional rights. The plaintiffs claim back wages, damages, attorneys' fees and costs. The defendants moved to dismiss the action based on absolute immunity. That motion was denied by the Federal district court on January 18, 2005, and the defendants appealed. The same purported class brought related State law claims in State Court under the caption Conboy v. State of Connecticut. On July 10, 2007, the Federal appellate court remanded the case back to the district court for trial. The case remains pending. On October 20, 2006, the State trial court in Conboy v. State of Connecticut denied the State's motion to dismiss, and the State has appealed. That appeal remains pending in State Supreme Court.

     State of Connecticut v. Philip Morris, Inc., et al. This case is the action that resulted in the 1998 Master Settlement Agreement (the "MSA"), through which Connecticut and 51 other states and territories resolved their claims against the major domestic tobacco manufacturers. From 2004-2008, the State was engaged in litigation against several tobacco companies that participate in the MSA regarding the calculation of the companies' payments to the State for the year 2003. The litigation focused on whether the parties' payment dispute must be decided by the state courts or by an arbitration panel. In December 2008, the Connecticut Supreme Court ruled that the MSA requires all aspects of the payment dispute to be arbitrated. If an arbitration panel results in a decision adverse to the State, that determination would likely reduce or eliminate the State's MSA payments for 2004 and possibly even subsequent years.

     Connecticut Coalition for Justice in Education Funding et al v. Rell, et al. Plaintiffs are a nonprofit coalition comprised of parents, teachers, school administrators and educational advocates, as well as several parents on behalf of their minor children. Claiming to be a class of students in comparable circumstances in selected school districts, the plaintiffs assert the students' State Constitutional rights to a free public education, among others, and allege that the State's principal mechanism for the distribution of public school aid presently fails to assure both substantially equal educational opportunities and a suitable education for these students. The action seeks declaratory and injunctive relief, including the appointment of a special master, continuing Court jurisdiction and attorney fees and costs, on the grounds that minority students have been disproportionately impacted. The court ruled that the coalition, as opposed to the other plaintiffs, lacks legal standing to pursue the claims. The plaintiffs sought to replead to overcome the impact of this ruling. The defendants moved to strike the plaintiffs' claims for "suitable" education under the State Constitution. On September 17, 2007, the trial court issued a ruling granting the State's motion to strike three counts of the plaintiffs' complaint. After the court's ruling, one count of the plaintiffs' complaint remains, alleging that the plaintiffs have been denied substantially equal education opportunity in violation of the State constitution. The State did not move to strike that count.

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The plaintiffs sought and obtained permission to appeal immediately to the Connecticut Supreme Court, and that appeal remains pending.

     Juan F. v. Weicker. Since 1991, the State Department of Children and Families has been operating under the provisions of a Federal court-ordered consent decree. In October 2003, the State entered into an agreement with the court monitor and plaintiffs' attorneys to end judicial oversight of the agency by November 2006. The agreement was reviewed and approved by the court. The agreement included the establishment of a task force appointed to monitor the transition, which included the court-appointed monitor who was given full authority to develop an appropriate exit plan. The exit plan developed by the monitor included an open-ended funding provision, which the State objected to on State constitutional grounds. The court approved the exit plan in full in December 2003 and denied the State's request to reconsider the plan in February 2004. In 2005, the Court entered orders that ended the task force and revised the monitoring order, but left in place the open-ended funding provision.

     By letter dated May 5, 2008, the plaintiffs notified the defendants and the court-appointed monitor of their view that the defendants "are in actual or likely noncompliance" with two provisions of the revised monitoring order. The parties entered mediation, and the plaintiffs requested as a remedy the appointment of a limited receiver tailored to address the defendants' performance regarding the two identified provisions. The court approved a stipulation by the parties resolving the plaintiffs' claims in July 2008. The State has continued to work with the plaintiffs and the court monitor to meet the requirements of the exit plan.

     Indian Tribes. While the various cases described in this paragraph involving alleged Indian Tribes do not specify the monetary damages sought from the State, the cases are mentioned because they claim State land and/or sovereignty over land areas that are part of the State. Several suits have been filed since 1977 in Federal and State courts on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. One of the plaintiff groups is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull and Orange. In June 2004, the Federal Bureau of Indian Affairs (the "BIA") denied recognition to the alleged Golden Hill Paugussett Tribe of Indians. The alleged Tribe filed an appeal with the U.S. Secretary of the Interior (the "DOI"), and that appeal was dismissed on March 18, 2005. On November 30, 2006, the trial court dismissed the Golden Hill Paugussett Tribe's land claims. The Golden Hill Paugussett Tribe appealed the dismissal which was dismissed by the appellate court on September 10, 2007. An additional suit was filed by the alleged Schaghticoke Indian Tribe claiming privately- and town-held lands in the Town of Kent. The State is not a defendant to that action. In February 2004, the BIA issued a final determination granting Federal recognition to the Schaghticoke Tribal Nation. The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration. On October 12, 2005, the DOI declined to acknowledge the Schaghticoke Indian Tribe, and the alleged Tribe appealed that decision. The U.S. District Court dismissed the appeal on August 22, 2008 and the Schaghticoke Tribal Nation has appealed to the U.S. Court of Appeals for the Second Circuit. The land claims have been stayed pending the resolution of the Federal recognition matter. In June 2002, the BIA issued a final determination granting Federal recognition to the Historic Eastern Pequot Tribe. The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration. On October 12, 2005, the BIA declined to acknowledge this group as an Indian tribe. The Pequot Tribe has not appealed this decision, but has until October 2011 to do so.

     It is possible that other land claims could be brought by other Indian groups, who have petitioned the Federal government for recognition. In any of the land claims matters, irrespective of whether Federal recognition is granted, denied or upheld, a particular tribe could institute or renew land claims against the State or others, or press the claims it has already asserted.

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     In White Oak Corp., White Oak filed for mediation against the Department of Transportation (the "DOT"), claiming breaches of contract in association with certain construction projects in the State. In December 2005, the American Arbitration Association ruled against White Oak in one instance, and declined its request for $90 million and awarded DOT damages in the amount of $1.17 million instead, which were approved by the Superior Court. White Oak filed a new demand for arbitration seeking $110 million for delay damages, and the State sought an injunction on this second demand in light of the rulings in the first demand for arbitration. The Court denied the injunction and the State appealed that decision. The Court also lifted an earlier issued stay on the arbitration, and the State has also appealed that decision. On May 20, 2008 the Supreme Court reversed the Court's denial of the injunction and ordered that a permanent injunction be issued barring White Oak from pursuing the second arbitration. The other project claim for arbitration is ongoing and in that proceeding White Oak alleges $50 million in damages.

Rock Acquisition Limited Partnership v. State of Connecticut, Commissioner of Transportation.

This is an eminent domain case arising from DOT's condemnation of a rock quarry in Brookfield. The property was condemned for approximately $4.1 million, and was recently appraised at $2 million. The condemnee, however, asserts that the property was worth $70 million at the time of taking. The case proceeded to trial in 2008, and a decision is pending in the Superior Court. Because the condemnation is part of a Federally-funded DOT program, the ultimate cost to the State of this taking will be reduced significantly. Any arbitration awards or judgments on these matters are generally payable from the STF, though if the STF had insufficient funds to cover the judgment, a claimant could enforce a judgment and obtain payment from the General Fund.

     State of Connecticut Office of Protection and Advocacy for Persons with Disabilities v. The State of Connecticut, et al. This Federal suit was brought in February 2006 on behalf of individuals with mental illness in nursing facilities in the State. The plaintiffs argue that the State has violated the Americans with Disabilities Act by failing to provide services for the acknowledged group in the most integrated setting suitable to the needs of the eligible individuals. In September 2007 the Court dismissed the plaintiff's case for lack of standing, although it left open the ability for proper plaintiffs to replead. On September 8, 2008, the plaintiffs filed an amended complaint to add additional plaintiffs. The defendants' motions to dismiss and the plaintiffs' motion for class certification are pending before the Court.

     Belanger v. State Employees Retirement Commission. Three retired employees of the State claim that the defendant's members have breached their fiduciary duties and Federal law by failing to apply retroactively to the plaintiffs, and to others similarly situated, a recent court decision regarding how State employees' salaries are calculated under the State Employees Retirement Act. The plaintiffs also have moved for class certification to include all retired State plan members harmed by the alleged improper calculation. The defendants have filed a motion to dismiss and the plaintiffs have filed for class certification, both of which are pending before the Court.

Dreyfus Maryland Fund General Information

     The State of Maryland has a population of approximately 5.6 million, with employment based largely in the service, retail trade and government sectors. Those sectors, along with finance, insurance and real estate, are the largest contributors to the gross state product. Population is concentrated around the Baltimore and Washington, D.C. areas, and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller

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proportion of employment than for the nation as a whole. Annual unemployment rates have been greatly below those of the national average for each of the last 20 years. The unemployment figure for 2008 was 4.3% compared to a national rate for the same period of 5.8%. Total employment has increased by 7.0% between 1999 and 2008. Maryland's labor force totaled over 3 million individuals in 2008.

     Maryland residents received almost $262.1 billion in personal income in 2007. Total personal income increased at a rate of 6.3%, above the national average of 6.0%. Per capita income, however, remained significantly above the national average in 2007, $46,464 in Maryland compared with the national average of $38,564. In 2007, Maryland's per capita personal income ranked sixth highest of the 50 states. Per capita income varies across the State, with the highest incomes in the Washington and Baltimore regions.

     Maryland's economy has continued to slow along with the national economy. As with the national economy, signs of weakness are widespread and there are few positive indicators. Sales of existing homes continue to decline along with prices. Business and personal bankruptcies are on the rise. While a number of the current difficulties in the national economy—energy prices, the housing market, unemployment and consumer confidence—are affecting the State's economy, these problems have not affected Maryland as much as other states. One positive future development for the State is the implementation of the 2005 decisions of the Base Realignment and Closure Commission. This process was expected to bring to Maryland jobs, families with income and increased demand for goods and services starting in 2009.

State Budget and Finances.

     General. The State enacts its budget annually. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, property and motor vehicle taxes. Non-tax revenues are largely from the Federal government for transportation, health care, welfare and other social programs. The State ended Fiscal Year 2008 with a reserved General Fund balance of $1.5 billion and a total General Fund balance of $2.9 billion. The fund balance decreased by $373 million during Fiscal Year 2008, compared to a decrease of $274 million during Fiscal Year 2007, as a result of continued increases in expenditures ($1.3 billion) that are greater than the increases in revenues ($1.1 billion).

     The State reserve fund consists of four accounts – the Reserve Stabilization Account (the "RSA") the Dedicated Purpose Account, the Economic Development Opportunities Program Account, and the Catastrophic Event Account. The RSA was established to retain State revenues for future needs and to reduce the need for future tax increases. The State reserve funds totaled $720.3 million at the close of Fiscal Year 2008. The balance of the State Reserve Fund for the Fiscal Year 2009 is estimated to be $701.1 million, with $692.6 contained in the RSA and $8.5 million in the other accounts. The RSA was estimated to be 5.1% of General Fund revenues.

     2007 Budget. On March 27, 2006, the General Assembly approved the budget for Fiscal Year 2007 (the "2007 Budget"), which included, among other things: (i) funds to the State's retirement and pension systems consistent with the "corridor" methodology of funding as prescribed by statute; (ii) $5 billion in aid to local governments from general funds; (iii) $136.2 million for capital projects; (iv) $771.4 million to the State Reserve Fund; and (v) General Fund deficiency appropriations of $182.3 million for Fiscal Year 2006.

     The 2007 Budget funded all Fiscal Year 2007 debt service on the State's general obligation bonds entirely with special funds, primarily from State property tax revenues. The amount of State property tax revenues projected reflects a reduction in the fiscal year 2007 State property tax rate of 2¢ (per $100 of

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taxable assessed value) from 13.2¢ to 11.2¢, which rate was established by the Board of Public Works on April 19, 2006.

     The 2007 Budget included funds for an employee cost of living adjustment ranging from $900 to $1,400 per employee, employee merit increases, and the statutory match for contributions to deferred compensation. In addition, the 2007 Budget provided $37.6 million for correctional officer salary increases and new positions. Legislation was enacted providing for a subtraction modification for State individual income tax purposes for military retirement income and a re-coupling with certain Federal estate tax provisions, estimated to reduce State General Fund revenues in Fiscal Year 2007 by $22.9 million.

     As part of the Fiscal Year 2007 Budget, the Governor proposed and the Board of Public Works approved on February 28, 2007, expenditure reductions totaling $51.6 million. The balance in the RSA was $1.3 billion at June 30, 2007, equal to 11.1% of General Fund revenues.

     2008 Budget. On April 9, 2007, the General Assembly approved the budget for Fiscal Year 2008 (the "2008 Budget"), which included, among other things: (i) funds to the State's retirement and pension systems consistent with the "corridor" methodology of funding as prescribed by statute; (ii) $5.8 billion in aid to local governments from general funds; (iii) $27.5 million for capital projects; (iv) $262.8 million to the State Reserve Fund; and (v) deficiency appropriations of $144.5 million for Fiscal Year 2007.

     The $262.8 million for the State Reserve Fund included $162.8 million to the RSA, representing the portion of the Fiscal Year 2006 General Fund balance in excess of the amount used to fund the 2007 Budget. The 2008 Budget included $100 million in the Dedicated Purpose Account and transfers of $978 million from the State Reserve Fund to the General Fund.

     The 2008 Budget funded all Fiscal Year 2008 debt service on the State's general obligation bonds with $663.3 million in special funds, primarily from State property tax revenues, and $29.3 million in general funds. The projected amount of State property tax revenues reflected a property tax rate of 11.2¢ (per $100 of taxable assessed value), which was established by the Board of Public Works on April 30, 2007.

     The 2008 Budget included funds for a 2% employee cost of living adjustment, merit increases and the statutory match for contributions to deferred compensation. The 2008 Budget also includes a hiring freeze, which was initiated in February 2007, to continue into Fiscal Year 2008. On October 29, 2007, the General Assembly convened a special session, during which it enacted legislation generating an additional $403.1 million in general fund revenues for Fiscal Year 2008.

     The 2007 General Assembly enacted legislation that limits a company's ability to avoid Maryland corporate income taxes through the use of a captive real estate investment trust. This action is estimated to increase General Fund revenues by $7.6 million in Fiscal Year 2008. As part of the Governor's plan to reduce a projected deficit in Fiscal Year 2009, the Governor proposed an the Board of Public Works approved on July 11, 2007 expenditure reduction totaling $128.4 million.

     The Stated ended Fiscal Year 2008 with a $487.1 million General Fund balance on a budgetary basis. This balance reflects a $50.9 million decrease compared to the balance projected at the time the 2009 Budget (defined below) was enacted. In addition, there was a balance in the RSA of $684.8 million. The total General Fund balance, on a GAAP basis, for Fiscal Year 2008 was $2.9 billion, compared with a total General Fund balance, on a GAAP basis, of $3.3 billion for Fiscal Year 2007.

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     2009 Budget. On April 5, 2008 the General Assembly approved the Budget for Fiscal Year 2009 (the "2009 Budget"), which includes, among other things: (i) $6 billion in aid to local governments from general funds; (ii)$16.2 million for capital projects; (iii) $231.5 million to the State Reserve Fund; and (iv) deficiency appropriations of $77.5 million for Fiscal Year 2008.

     The $231.5 million for the State Reserve Fund includes $145.6 million to the RSA, representing the portion of the Fiscal Year 2007 General Fund balance in excess of the amount used to fund the 2007 Budget (less $10 million). The 2009 Budget includes $85 million in the Dedicated Purpose Account and transfers of $125 million from the State Reserve Fund to the General Fund.

     The 2009 Budget funds all Fiscal Year 2009 debt service on the State's general obligation bonds, with $745.5 million in special funds, primarily from State property tax revenues. The projected amount of State property tax revenues reflects a property tax rate of 11.2¢ (per $100 of taxable assessed value), a rate unchanged from Fiscal Year 2008. The 2009 Budget includes funds for a 2% employee cost of living adjustment, merit increases, and the statutory match contributions for deferred compensation. In addition, the 2009 Budget provides $62.8 million in general funds and $44.7 million in non-general funds for other post employment benefits to address the liability for future retiree health care costs.

     In September 2008, the Board of Revenue Estimates (the "BRE") decreased its 2009 General Fund revenue estimate by $431.9 million. On October 15, 2008, in order to close the gap between anticipated revenues and expenditures, the Governor proposed and the Board of Public Works approved expenditure reductions totaling $297.2 million. In December 2008, the BRE decreased its 2009 General Fund revenue estimate by an additional $415.3 million. The Fiscal Year 2010 budget plan proposes transfers from accounting reserves totaling $380.2 million and an increase in the transfer from the State Reserve Fund to the General Fund of $45 million for a total of $170 million in Fiscal Year 2009. The Fiscal Year 2010 budget plan also assumes an additional $153.8 million in reductions to the 2009 Budget.

     The Governor also has proposed legislation that, if enacted, would authorize various funding charges resulting in increased General Fund revenues and decreased General Fund appropriations. Therefore, the General Fund balance is estimated to be $24.1 million at June 30, 2009, with an RSA balance of $692.6 million (5% of General Fund revenues).

     2010 Budget. On January 21, 20009, the Governor presented his proposed Fiscal Year 2010 budget plan to the General Assembly, which included, among other things: (i) funds to the State's retirement and pension systems; (ii) $5.896 billion in aid to local governments from general funds reflecting full funding of the public school assistance enhancements; (iii) $60,000 for capital projects; (iv) $238.8 million to the State Reserve Fund; and (v) deficiency appropriations of $92.8 million for Fiscal Year 2009.

     The Fiscal Year 2010 budget plan funds Fiscal Year 2010 debt service on the State's general obligation bonds with $785 million in special funds, primarily from State property tax revenues. The property tax rate is unchanged from Fiscal Year 2008. The Fiscal Year 2010 budget plan does not include cost-of-living adjustments nor merit increases for municipal employees. State aid to primary and secondary schools includes $90 million in Education Trust Fund revenues generated through anticipated licensing fees for Video Lottery Terminals. The Fiscal Year 2010 budget plan also includes $350 million in additional Federal fund attainment in the Medicaid program.

     It is estimated that the General Fund balance on a budgetary basis at June 30, 2010 will be $45.9 million. In addition, the balance in the RSA is estimated to be $686.9 million at June 30, 2010, equal to 5% of estimated General Fund revenues.

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State Funds.

     Cigarette Restitution Fund. Legislation was enacted during the 1999 session of the General Assembly that created the Cigarette Restitution Fund. All payments received by the State related to a tobacco settlement, including the Master Settlement Agreement (the "MSA") are to be placed into this fund, which can only be spend through appropriations in the annual State budget. Legislation enacted during the 2000 Session of the General Assembly provided a framework for two of the primary uses of the Cigarette Restitution Fund by creating and outlining two specific programs—the Tobacco Use Prevention and Cessation Program and the Cancer Prevention, Education, Screening, and Treatment Program. The special fund appropriations of the Cigarette Restitution Fund are limited to the available proceeds of the tobacco settlement. In the event the anticipated revenues of funds are less than the State expects, the appropriations cannot be fully expended. Expenditures from the fund were $179.8 million in Fiscal Year 2008 and are expected to be $192.8 million in Fiscal Year 2009.

     As part of the MSA between the states and the tobacco companies, Maryland's share during Fiscal Year 2008 was $173.55 million, including the award from the arbitration panel for attorney fees. This amount does not include $11.89 million, the tobacco companies paid to the disputed account pending the outcome of litigation. It is estimated that payments made to the State pursuant to the MSA through Fiscal Year 2013 will total $2.2 billion, of which $149.873 million will be paid to legal counsel. The actual amount paid each year, however, will reflect adjustments for inflation and cigarette shipment volume. In addition, the State expects to receive $75.972 million during that same period pursuant to an award for attorney fees by the national arbitration panel.

     Transportation Trust Fund. The Transportation Trust Fund, administered by the Department of Transportation ("DOT"), is the largest of the special funds and consolidates into a single fund substantially all fiscal resources, excluding the Maryland Transportation Authority, dedicated to transportation (including excise taxes on motor vehicles, motor fuel and motor vehicle title, sales and use tax on vehicle rentals, a portion of corporate income tax, wharfage and landing fees, and fare box revenues). All expenditures of the DOT are made from the Transportation Trust Fund, as well as the servicing of all the transportation bonds. Amounts in the fund do not revert to the General Fund if unexpended at the end of the fiscal year; however, the General Assembly may pass legislation requiring such a transfer, and also a subsequent retransfer back to the fund. Expenditures from the fund were $3.77 billion in Fiscal Year 2008.

     State Indebtedness. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. In addition, the DOT issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

     At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes.

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     General obligation bonds are authorized and issued primarily to provide funds for State owned capital improvements, facilities for institutions of higher education and the construction of public schools in political subdivisions. Bonds have also been issued for local government improvements, including grants and loans for water quality improvement projects and correctional facilities, and to provide funds for repayable loans or outright grants to private, not-for-profit, cultural or educational institutions.

     General obligation bonds, which are paid from the general obligation debt service fund, are backed by the full faith and credit of the State and, pursuant to the State Constitution, must be fully paid within 15 years from the date of issue. Property taxes, debt service fund loan repayments and general fund appropriations provide the resources for repayment of general obligation bonds. In the Fiscal Year 2008 capital program, 45% of new general obligation bond authorizations represent financing of State-owned capital facilities and State programs, 46% represent financing of capital improvements owned by local government units, and 9% represent financing of capital improvements owned by non-profit or other private entities.

     As of December 31, 2008, Maryland has $8.488 billion of net State supported debt outstanding. General obligation bonds accounted for $5.714 billion of that amount. On March 4, 2009, the State issued $490.8 million in general obligation bonds, increasing the amount outstanding to $8.913 billion, of which $6.138 billion was general obligation bonds. In Fiscal Year 2008, debt service on general obligation bonds was paid primarily from State property tax receipts. As of December 31, 2008, outstanding DOT bonds accounted for another $1.514 billion; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicles fuel and a portion of the corporate income tax. As of December 31, 2008, debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds account for $256.8 million of State tax supported debt outstanding. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly, in the amount of $227.3 million as of December 31, 2008. There also were $725.7 million of Grant Anticipation Revenue Vehicle ("GARVEE") Bonds outstanding as of December 31, 2008.

     As of December 31, 2008, the State has had approximately $1.641 billion of authorized but unissued debt. The State expects to conduct three bond offerings during Fiscal Year 2009.

     In Fiscal Year 2008, the State issued Bay Restoration Revenue Bonds in the amount of $50 million. The Bay Restoration Bonds are secured by the mandatory $30 per year per equivalent dwelling unit from users of sewerage systems in the State contributed to the Bay Restoration Fund. Between 2009 and 2012, the State expects to issue an additional $480 million in Bay Restoration Revenue Bonds.

     The Maryland Transportation Authority ("MdTA") is authorized to issue GARVEE Bonds in an amount not to exceed $750 million, with a maximum maturity of 12 years, as part of the authorization of funding for the Intercounty Connecter highway project. Debt service will be paid from a portion of Maryland's Federal highway aid. MdTA issued its first series of GARVEE bonds in Fiscal Year 2007 in the amount of $325 million. In December 2008, the MdTA issued the second and final series of GARVEE bonds in the amount of $425 million.

     Ratings. General obligation bonds of the State of Maryland are currently rated Aaa by Moody's and AAA by S&P and Fitch. It should be noted that the ratings may be changed at any time and that no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all circumstances should warrant such actions.

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     Litigation. The State and its units are parties to numerous legal proceedings, many of which normally occur in governmental operations. The legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse effect on the State's financial position.

Dreyfus Massachusetts Fund

General Information

     Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high-income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population. Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty-five years. Massachusetts also has a comparatively large percentage of its residents living in metropolitan areas. As of July 1, 2008, the population density of Massachusetts was 825 persons per square mile, as compared to 85.2 for the United States as a whole, and the State ranked third among the states in percentage of residents living in metropolitan areas (99.6%). The State's population is concentrated in its eastern portion. The city of Boston is the largest city in New England, with a 2007 population of 608,357.

     From 1994 through 1997, real per capita income levels grew at a greater annual rate in Massachusetts than in the United States. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4%. From 2001 to 2003 real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. However, real income levels in Massachusetts remained well above the national average. From 2005 through 2007, income in the Commonwealth grew faster than in the nation, and for the last fifteen years, only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

     From 2001 to 2007, gross domestic product ("GDP") in Massachusetts, New England and the nation has grown approximately 46.2%, 47.2% and 54.7%, respectively. The Massachusetts economy is the largest in New England, contributing approximately 47.2% to New England's total GDP and the thirteenth largest in the nation, contributing 2.6% to the nation's total GDP. Massachusetts had the fifth highest GDP per capita ($50,735) in 2008. However, as a result of the national economic recession, U.S. GDP decreased at the annualized rate of 6.3% in the from the third to the fourth quarter of 2008, while Massachusetts GDP was estimated to have fallen at the annualized rate of 4.7% over the same period.

     The Massachusetts economy is diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, finance and insurance and manufacturing) contributed 45.6% of the Commonwealth's GDP in 2007. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several service sectors have grown to take the place of manufacturing in driving the Massachusetts economy. The combined service sectors now account for more than half of total payroll employment.

     From 1995 through 2005, the Commonwealth's unemployment rate was consistently below the national average. In 2006 and 2007, the unemployment rate was very slightly above or below the national average of 4.6%. By April 2008, the Massachusetts' unemployment rate was 4.1%, the lowest it had been since September 2001. By February 2009, however, the unemployment rate had risen to 7.8%, the highest rate since January 1993.

Commonwealth Finances

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     Cash Flow. The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes ("RANs"), must be repaid by the end of the fiscal year (June 30). The Commonwealth currently has liquidity support for a $1 billion tax-exempt commercial paper program for general obligation notes, through five $200 million credit lines due to expire in January 2010, June 2010, December 2010 (two lines) and September 2011, respectively. The Commonwealth has relied upon this $1 billion commercial paper capacity for additional liquidity since 2002.

     The Commonwealth released cash flow reports for Fiscal Years 2009 and 2010 on March 4, 2009. The Commonwealth opened Fiscal Year 2009 on July 31, 2008 with a starting cash balance of $1.301 billion and had an actual cash balance on January 30, 2009 of $1.276 billion. The forecast for the remainder of Fiscal Year 2009 show an overall decline in the non-segregated cash balance from $1.198 billion to $1.093 billion. Several factors affect the overall decline in the cash balance, including general obligation bond proceeds received in Fiscal Year 2008 that are projected to be spent in Fiscal Year 2009, Fiscal Year 2008 appropriations carried forward and authorized to be expended in Fiscal Year 2009 and some transfers resulting from the Fiscal Year 2008 consolidated net surplus calculation.

     The Fiscal Year 2009 cash flow projection is based on actual spending and revenue through January 2009 and estimates for the remainder of Fiscal Year 2009. The Fiscal Year 2009 projections also are based on the Commonwealth's five-year capital investment plan published in December 2008, certain other revenue projections and the receipt of $288.5 million on April 15, 2009 pursuant to the tobacco master settlement agreement (the "MSA").

     The projection takes into account the recent borrowings of the Commonwealth, including the $750 million of RANs issued on October 10, 2008 (scheduled to be repaid in equal installments on April 20, 2009 and May 29, 2009) and borrowings under the Commonwealth's commercial paper program, currently outstanding in the amount of $800 million. Also anticipated is an issuance of $1.9 billion in bonds during Fiscal Year 2009 to fund capital projects and additional borrowing of $192.9 million to fund capital spending not funded by the proceeds of bonds issued in prior years.

     As of March 26, 2009 the Commonwealth had issued $500 million in bonds in September 2008 and $525 million in bonds in February 2009, the proceeds of which were applied to capital spending. The cash flow forecast assumed the issuance of $450 million in bonds in May 2009 and $279 million in bonds in June 2009. The Commonwealth repaid $200 million in outstanding commercial paper debt on February 6, 2009, with the remaining $800 million expected to remain outstanding at least through the end of March 2009.

     The Commonwealth continues to pay down its outstanding RANs, including commercial paper. As of May 11, 2009, the Commonwealth had $378.8 million in commercial paper outstanding, with $186 million expected to be repaid in May and the remaining $192.8 million expected to be repaid by June 12, 2009. The Commonwealth's remaining revenue anticipation notes, outstanding in the amount of $375 million, mature on May 29, 2009. The Commonwealth has drawn down $627.4 million out of a total Fiscal Year 2009 estimated allotment of $806 million in Medicaid reimbursement, with the remainder expected to be drawn down by the end of the fiscal year. The Commonwealth has drawn down $737 million in principal from the Commonwealth Stabilization Fund out of an authorized and proposed draw of $1.398 billion, and anticipates drawing the remaining balance in the near future. In addition, $412 million is expected to be received by the end of Fiscal Year 2009 from the Fiscal Stabilization Fund pursuant to the American Recovery and Reinvestment Act of 2009 ("ARRA"). These resources are

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expected to permit the Commonwealth to maintain liquidity through the end of Fiscal Year 2009. As of May 11, 2009, average daily cash balances through June 30, 2009 are expected to exceed $500 million.

     The Fiscal Year 2010 projections were based on the Governor's Fiscal Year 2010 budget recommendations. The Commonwealth's five-year capital investment plan, which is reviewed annually, calls for Fiscal Year 2010 bond issuances of approximately $2.0 billion. This amount includes $1.6 billion in bond cap, $126.1 million of borrowing capacity carried forward from Fiscal Year 2009 and nearly $300 million of borrowing for the accelerated bridge program.

     The Fiscal Year 2010 forecast further assumed cash flow borrowings of $1.050 billion in August 2009 in three equal tranches of $350 million. The three tranches were forecast to mature in April, May and June 2010, respectively. The forecast also assumed the issuance of $400 million in commercial paper to enhance the Commonwealth's liquidity at the end of 2009. All short-term borrowings were forecast to be retired by the end of Fiscal Year 2010. The forecast assumed the receipt of $294.8 million in April 2010 pursuant to the MSA.

     Fiscal Year 2007 Summary. On July 8, 2006, the Governor signed the Fiscal Year 2007 budget. The Legislature subsequently overrode $427 million of the Governor's line item vetoes, bringing the Fiscal Year 2007 budget appropriations to $25.676 billion. Appropriations for Fiscal Year 2007 totaled $25.704 billion. Additionally, appropriations totaling $919.4 million in Fiscal Year 2006 were authorized to be spent in Fiscal Year 2007. In addition to this spending, the Commonwealth had significant "off-budget" expenditures dedicated to the MBTA and MSBA (each, as defined below) totaling $734 million and $557.4 million, respectively, and $288.5 million of off-budget expenditures in the Medicaid program. The Fiscal Year 2007 budget assumed total net transfers from the State Lottery of $1.103 billion, including the $920 million aggregate distribution to cities and towns.

     The Commonwealth ended Fiscal Year 2007 with an undesignated budgetary fund balance of $190.9 million, net of a 0.5% tax revenue carry-forward into Fiscal Year 2008 of $99.2 million. The undesignated budgetary fund balance was designated as follows: the Legislature suspended the requirement in state finance law that 0.5% of total Fiscal Year 2007 tax revenues be deposited in the Stabilization Fund and instead mandated that $90.9 million be deposited in the Stabilization Fund, with the remaining $100 million being split among the Alternative and Clean Energy Investment Trust Fund ($43 million), the Life Sciences Investment Fund ($15 million), the Emerging Technology Fund ($15 million), the Affordable Housing Trust Fund ($10 million), the Smart Growth Housing Trust Fund ($10 million) and the Cultural Facilities Fund ($7 million).

     For Fiscal Year 2007, the Commonwealth's audited financial statements report a year-end balance in the Stabilization Fund of $2.335 billion. The balance reflects the $90.9 million transfer described above, as well as $89.5 million of investment earnings and additional taxes deposited into the fund. The year closed with additional reserve fund balances of $451.3 million (including the $100 million in transfers described above) and undesignated fund balances of $114.7 million. The total ending fund balance in the budgeted operating funds was $2.901 billion.

     Fiscal Year 2008 Summary. The Legislature approved the Fiscal Year 2008 budget on July 2, 2007, and it was approved by the Governor on July 12, 2007. The Fiscal Year 2008 budget appropriated $26.808 billion (including $8.22 billion for Medicaid, $4.301 billion for education, $2.072 billion for debt service and contract assistance and $12.215 billion for all other programs and services) and increased education funding to cities and towns by $220 million to $3.726 billion. The Fiscal Year 2008 budget also increased the distribution of lottery revenues to cities and towns to $935 million, an increase of $15 million over the Fiscal Year 2007 level. Overall, local aid to cities and towns increased by 5.8% in the Fiscal Year 2008 budget.

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     Appropriations totaling $343.1 million in Fiscal Year 2007 were authorized as prior appropriations, allowing these funds to be spent in Fiscal Year 2008. Based on historical trends, the Executive Office for Administration and Finance ("EOAF") anticipated approximately $237.3 million in reversions on account of Fiscal Year 2008 ($78.2 million of which are anticipated to be carried forward into Fiscal Year 2009). In addition to this spending in the budgeted operating funds, the Commonwealth has significant off-budget expenditures in Fiscal Year 2008 in the amounts of dedicated sales taxes transferred to the MBTA and MSBA, projected to be in the amounts of $756 million and $634.7 million, respectively.

     During Fiscal Year 2007, the Governor took various actions to approval supplemental appropriations for Fiscal Year 2008. On November 20, 2007, the Governor signed legislation appropriating $15 million for the Low Income Heating and Energy Program, which provides support to low-income families during the winter heating season. On November 28, 2007, the Governor approved legislation providing for a $150 million transfer from the Health Care Security Trust to the General Fund. On January 4, 2008 and March 21, 2008, the Governor approved $56.9 million and $89.2 million in supplemental appropriations, respectively. On May 30, 2008, the Governor approved $84.3 million in supplemental appropriations and also authorized the transfer of an additional $187.3 million to the Commonwealth Care Trust Fund, of which $153.1 million would be for the Commonwealth Care Program and $15.7 million would be for the Health Safety Net Trust Fund. Finally, on June 17, 2008 and August 8, 2008, the Governor approved supplemental appropriations totaling $115.7 million and $46.5 million, respectively.

     The Commonwealth ended Fiscal Year 2008 with an undesignated budgetary fund balance of $115 million, which includes the statutorily required 0.5% tax revenue carry-forward into Fiscal Year 2008 of $105 million. The year-end balance in the Stabilization Fund was $2.119 billion and additional reserve balances of $171.5 million. The total ending fund balance in the budgeted operating funds was approximately $2.406 billion.

     Fiscal Year 2009 Summary. The Legislature approved the Fiscal Year 2009 budget on July 3, 2008, and the Governor approved it ten days later, vetoing or reducing line items totaling $122.5 million, of which the Legislature has since overridden $56.5 million. The total amount of authorized spending in Fiscal Year 2009 was budgeted at $28.167 billion. At the time of passage, the Fiscal Year 2009 budget assumed the use of $401 million transferred from the Stabilization Fund, the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of Fiscal Year 2009 tax revenues (approximately $107 million), $285 million in new tax revenues as a result of the recently passed corporate tax reform legislation, and $157 million in additional revenues generated through enhanced collection and enforcement measures. The Fiscal Year 2009 budget also relied upon approximately $174 million in additional revenue from the $1-per-pack cigarette tax increase that the Governor signed into law on July 1, 2008.

     On October 15, 2008, the EOAF advised the Governor of a probable revenue deficiency of approximately $1.421 billion with respect to Fiscal Year 2009 appropriations. The shortfall is attributed to a projected $1.1 billion reduction in tax revenues as well as $321 million in unanticipated costs. The Governor subsequently announced a plan to close this shortfall that consists of $1.053 billion in spending reductions and controls as well as $168 million of additional revenues and a $200 million transfer from the Stabilization Fund. On the same day, in order to implement certain voluntary spending reductions and address the remainder of the deficiency, the Governor filed emergency supplemental budget legislation to, among other items, extend the Commonwealth's pension funding schedule, authorize the withdrawal of an additional $200 million from the Stabilization Fund and authorize the Governor to transfer amounts among appropriation line items within certain limits. This legislation, with certain modifications, was passed by the Legislature on October 30, 2008.

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     On January 13, 2009, the EOAF advised the Governor of a further revenue deficiency of approximately $1.101 billion with respect to Fiscal Year 2009 appropriations and made a further downward revision to the Fiscal Year 2009 tax revenue estimate. The Governor addressed the projected shortfall on January 28, 2009 through expenditure reductions, additional revenues from tax settlements, eliminating certain exemptions to the sales tax, anticipated revenues from changes in motor vehicle registration fees, additional Federal funds for Medicaid and an additional draw from the Stabilization Fund of $327 million.

     On April 15, 2009, based on Fiscal Year 2009 tax collections through March that were $117 million below the revised Fiscal Year 2009 tax revenue estimates, the EOAF further revised the tax revenue forecast for Fiscal Year 2009 downward from $19.450 billion to $19.333 billion. The tax revenue shortfall, combined with approximately $39 million in spending and non-tax revenue-related exposures, resulted in a $156 million budget gap. The Governor's plan at that time to close the shortfall included the use of $128 million in Federal ARRA funds, including $90 million from the Fiscal Stabilization Fund, $16 million from additional budget cuts and spending controls and $12 million in savings from furloughs and workforce reductions.

     On May 4, 2009, after analysis of April 2009 tax revenue collections that fell by $953 million from collections in April 2008, and which were $456 million below the monthly benchmark based on the Fiscal Year 2009 revised revenue forecasts, the Fiscal Year 2009 revenue estimate was further revised to $18.436 billion. On the same date, the EOAF also advised the Governor of a probable revenue deficiency of approximately $953 million with respect to the Fiscal Year 2009 appropriations and certain non-discretionary spending obligations that had not been budgeted.

     On May 7, 2009, the Governor filed supplemental legislation to close the projected $953 million shortfall, which included five major components: (i) accessing approximately $322 million in Fiscal Stabilization Funds included in the ARRA; (ii) a $461 million transfer from the Stabilization Fund; (iii) eliminating a planned $100 million deposit to the Stabilization Fund that was authorized in Fiscal Year 2008 but had yet to be executed; (iv) a $50 million transfer from the State Convention Center Fund; and (v) reducing the General Fund contribution to the Health Safety Net Trust Fund by $15 million in order to meet projected deficiencies in the MassHealth program. The bill also would decouple the Commonwealth's tax laws from certain provisions of the ARRA that would otherwise reduce Fiscal Year 2010 state tax revenue by more than $100 million, while avoiding state taxation of certain additional Federal unemployment benefits. The legislation also includes supplemental appropriations totaling $173.6 million, including $75.8 million for state employee health benefits, $32 million for the County Sheriffs Reserves and $28.4 million for the MassHealth program to meet increasing service utilization costs.

     Fiscal Year 2010 Proposed Budget. In May 2009, the Legislature released its budgets (one by the House and one by the Senate) for Fiscal Year 2010 that was based on the original consensus tax revenue estimate for Fiscal Year 2010 of $19.530 billion, plus $900 million in anticipated additional sales tax receipts resulting from a proposed increase in the sales tax rate from 5% to 6.25%. The EOAF is currently revising the Governor's Fiscal Year 2010 budget recommendations to reflect recent revenue estimates.

Commonwealth Revenues

     In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds.

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     Commonwealth Taxes. The major components of Commonwealth taxes are the income tax, which was estimated to account for approximately 58.5% of total tax revenues in Fiscal Year 2009, the sales and use tax, which was estimated to account for approximately 20.2% of total tax revenues in Fiscal Year 2009, and the corporations and other business and excise taxes, which were estimated to account for approximately 12.1% of total tax revenues in Fiscal Year 2009. Other tax and excise sources were estimated to account for the remaining 8.9% of Fiscal Year 2009 tax revenues.

     Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

     Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

     Room Occupancy Tax. The proposed Fiscal Year 2010 budget would increase the hotel/motel room occupancy tax imposed by the Commonwealth from 5.7% to 6.84%. Moneys received on account of this increase (an estimated $24 million in Fiscal Year 2010) would be dedicated to local aid.

     Business Corporations Tax. Corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for Federal taxes, has historically been taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax include a 14% surtax.

     Recent legislation changed the corporate tax structure and rates and is estimated to increase tax revenues by $285 million in Fiscal Year 2009. This legislation changed the corporate tax structure in Massachusetts from a "separate company" reporting state to a "combined reporting" state, effective January 1, 2009. This legislation also repealed the differences between Federal and Massachusetts business entity classification rules for tax purposes so that companies will be classified as the same type of legal entity for all tax purposes. The new law retains the existing structure for different types of corporations that have different tax rates and apportionment rules. Together with these structural changes, the legislation reduced the 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter. The DOR estimates that these changes, in the aggregate, will increase revenues by approximately $255 million in Fiscal Year 2009, $345.2 million in Fiscal Year 2010, $239.9 million in Fiscal Year 2011, $169.1 million in Fiscal Year 2012 and $145 million in Fiscal Year 2013 and thereafter.

     Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%. The tax reform legislation discussed above also provides for a

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reduction in the financial institutions tax rate to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

     Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%. Domestic companies also pay a 1% tax on gross investment income.

     Other Taxes. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The excise tax on motor fuels is $0.21 per gallon. In 2002 the tax on cigarettes was raised from $0.76 per pack to $1.51 per pack and the tax rate on other types of tobacco products was also raised. The DOR estimated that this change resulted in additional revenue of approximately $155 million in Fiscal Year 2005 and thereafter. On July 1, 2008, the Governor approved legislation raising the state cigarette tax from $1.51 per pack to $2.51 per pack. The DOR estimates that this change will result in additional revenue of approximately $174 million in Fiscal Year 2009 and $145 million thereafter. On February 4, 2009, the President approved the Federal Children's Health Insurance Program Reauthorization Act of 2009, which increases the Federal cigarette tax from 39¢ to $1.00 per pack, effective April 1, 2009. The Department of Revenue expects that the increased tax will reduce cigarette sales in the Commonwealth and thus the amount of state cigarette tax revenue collected. Under current law, any decline in cigarette tax collections in Fiscal Years 2009 and 2010 from currently assumed levels would reduce revenue transferred to the Commonwealth Care Trust Fund, but not affect revenue deposited in the General Fund.

Federal and Other Non-Tax Revenues.

     Federal Revenue. Federal revenue is collected through reimbursements for the Federal share of entitlement programs such as Medicaid and, beginning in Federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of Federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon maintenance of effort spending level determined annually by the Federal government. In Fiscal Year 2008, Federal reimbursements for budgeted operating activity amounted to $6.429 billion. Federal reimbursements for Fiscal Year 2009 are currently projected to be $8.074 billion. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services. For Fiscal Years 2008 and 2009, these revenues are estimated to be $2.355 billion and $2.439 billion, respectively.

     Lottery Revenue. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission. This accounted for net transfers from the Lottery of $985.2 million, $1.018 billion, $1.035 billion, $1.103 billion and $1.128 billion in Fiscal Years 2004 through 2008, respectively, and were estimated by the State Lottery Commission at $1.005 billion in Fiscal Year 2008.

     For Fiscal Year 2009, the State Lottery Commission is currently projecting net transfers of $1.005 billion. The assumed $1.005 billion figure was initially estimated to be approximately $17.4 million higher than the Lottery Commission's initial estimate of its operating revenues for Fiscal Year 2009 of $988 million. However, due to the negative economic climate, the Lottery Commission has since revised its estimate for operating revenues in Fiscal Year 2009 to $954.1 million (this includes a $1 million spending reduction in operating expenses). After the $1 million spending reduction in operating expenses and an additional $2 million spending reduction in administrative expenses, the result is an expected

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shortfall of $54.3 million against the assumed $1.005 billion. Overall Lottery revenues for Fiscal Year 2009 are currently trending closer to revenues reported in Fiscal Year 2007 of $4.709 billion.

     For Fiscal Year 2010, the State Lottery Commission is currently projecting net operating revenues of $950.9 million to fund various commitments expected to be appropriated by the Legislature from the State Lottery Fund and Arts Lottery Fund. It is projected that the State Lottery Fund, a non-budgeted fund, would end Fiscal Year 2010 in a deficit position of approximately $54.4 million.

     Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in entering into the MSA, which resolved the Commonwealth's and the other states' litigation against the cigarette industry. Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

     The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth had estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, without regard to any potential adjustments, reductions or offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments, they are entitled to reduce future payments under the MSA, and certain manufacturers withheld payments to the states that were due in April 2006, April 2007, and April 2008. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the calendar years 2008 through 2017.

     Tobacco settlement payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the moneys made available for appropriation. Beginning in Fiscal Year 2003, however, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year's budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of Fiscal Year 2007. The Fiscal Year 2008 budget established the State Retiree Benefits Trust Fund, and required the Health Care Security Trust's balance to be transferred to the State Retiree Benefits Trust Fund on or before June 30, 2008. The Fiscal Year 2009 budget transfers all payments received by the Commonwealth in Fiscal Year 2009 pursuant to the master settlement agreement from the Health Care Security Trust to the General Fund.

Tax Revenues—Fiscal Years 2007-2009

     Fiscal Year 2007. Tax revenue collections for Fiscal Year 2007 were $19.736 billion, an increase of $1.249 billion (6.8%) over Fiscal Year 2006. The increase was attributable in large part to an increase of approximately $500.5 million (6.2%) in withholding collections, an increase of approximately $161.5 million (8.3%) in income tax estimated payments, an increase of approximately $275.6 million (16.3%) in income tax payments with returns and extensions, an increase of approximately $220.1 million (9.8%) in corporate and business collections, an increase of approximately $62.9 million (1.6%) in sales and use tax collections and an increase of $49.5 million (2.8%) in miscellaneous tax collections.

     Fiscal Year 2008. Tax revenue collections for Fiscal Year 2008 totaled $20.879 billion, an increase of $1.143 billion (5.8%) over Fiscal Year 2007. The increase was attributable in large part to an increase of approximately $433 million (5.0%) in withholding collections, an increase of approximately $387 million (18.4%) in income tax estimated payments, an increase of approximately $299 million

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(15.2%) in income tax payments with returns and extensions, an increase of approximately $21 million (0.5%) in sales and use tax collections and an increase of $72 million (2.9%), in corporate and business tax collections. The collections were $654 million above the Fiscal Year 2008 tax estimate of $20.225 billion adjusted for subsequent tax law changes. Approximately $399.5 million in supplemental appropriations were approved for Fiscal Year 2008. Based on historical trends and preliminary estimates of Fiscal Year 2008, the EOAF is anticipating approximately $275.8 million in reversions on account of Fiscal Year 2008 ($116.7 million of which are anticipated to be carried forward into Fiscal Year 2009)

     Fiscal Year 2009. On January 13, 2009, the EOAF and the chairs of the House and Senate Committees on Ways and Means jointly announced their consensus tax revenue estimate for Fiscal Year 2010, which called for receipts of $19.53 billion. This estimate represents actual revenue growth of 0.4%, but a decline of 0.1% baseline compared to Fiscal Year 2009 estimates. Certain economic assumptions in the forecasts include: (i) a decline in Massachusetts employment by 0.5% to 1.1% during Fiscal Year 2009 and 1.0% to 2.2% in Fiscal Year 2010 (ii) continued zero growth or slight contractions in GDP and wages in Fiscal Years 2009 and 2010; (iii) significant declines in Massachusetts capital gains taxes of 47.5% in calendar year 2008 and an additional 20% in calendar year 2009; (iv) significant declines in corporate profits at the national level of up to 18.9% for Fiscal Year 2009; and (v) lower growth in Massachusetts personal income tax revenue.

     Preliminary tax revenue collections for the first ten months of Fiscal Year 2009, ended April 30, 2009, totaled $15.187 billion, a decrease of $1.936 billion, or 11.3%, compared to the same period in Fiscal Year 2008. The year-to-date tax revenue decrease is attributable in large part to a decrease of approximately $464 million (23.8%) in personal income tax estimated payments, a decrease of approximately $93 million (1.2%) in withholding collections, a decrease of approximately $657 million, (34.6%) in income tax payments made with returns and extensions, an increase of approximately $183 million (15.6%) in income tax refunds, a decrease of approximately $184 million (5.4%) in sales tax collections and a decrease of approximately $335 million (16.8%) in corporate and business tax collections, which are partially offset by changes in other revenues. The year-to-date Fiscal Year 2009 collections were $456 million below the benchmark estimate for the corresponding period, based on the EOAF's revised Fiscal Year 2009 revenue estimate of $19.333 billion announced on April 15, 2009.

Commonwealth Expenditures

     Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services. Local Aid payments take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and non-appropriated funds. In Fiscal Year 2008 approximately $5.040 billion, or 17.5% of the Commonwealth's projected budgeted spending, was allocated to direct Local Aid.

     As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. In Fiscal Year 2007, this legislation was revised to adjust the formula by which the Commonwealth calculates its Local Aid payments. In Fiscal Year 2009, the Commonwealth will provide approximately $3.95 billion in Local Aid.

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     The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives. In Fiscal Year 2008, cities and towns received $935 million in aid from the State Lottery Fund, resulting in a deficit in the Fund that will require a transfer of $117 million from the General Fund. The Fiscal Year 2009 budget provides for State Lottery Fund distributions of approximately $810.9 million, with an additional $124.2 million to be provided from the General Fund. Additional Assistance totaling $378.5 million was also provided to cities and towns in Fiscal Year 2008. The Fiscal Year 2009 budget also provides for Additional Assistance in the amount of $342.9 million.

     Medicaid. The Medicaid program provides health care to low-income children and families, low-income adults, the disabled and the elderly. The program, which is administered by the Executive Office of Health & Human Services (the "EOHHS"), receives 50% in Federal reimbursement on most Medicaid expenditures. Beginning in Fiscal Year 1999, payments for some children's benefits are 65% Federally reimbursable under the State Children's Health Insurance Program.

     Nearly 30% of the Commonwealth's budget is devoted to Medicaid. It is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from Fiscal Years 2005-09 has grown by 7.4% on a compound annual basis. Based on enactment of legislation filed by the Governor in January 2009 to close Fiscal Year 2009 budget shortfalls, the Fiscal Year 2009 budget included $8.579 billion for Medicaid programs and other expenses, a 3.9% increase over Fiscal Year 2008. These spending levels were supported in part by increases in the FMAP made available through the ARRA. The EOAF estimated that the Commonwealth would receive $533 million in additional funding in Fiscal Year 2009 through this Federal medical assistance percentage ("FMAP") increase.

     Updated estimates based on the ARRA suggest that the Commonwealth will receive greater amounts of additional Federal revenue through increases in the FMAP. The Commonwealth now expects to receive $806 million in Fiscal Year 2009 and over $1.1 billion in Fiscal Year 2010 in additional Medicaid matching funds. On March 25, 2009, the Governor proposed a framework for using the additional revenues beyond its original estimates of FMAP receipts ($273 million in additional FMAP funds in Fiscal Year 2009 and $406 million in Fiscal Year 2010) to help fund additional, high-priority Medicaid spending and address other potential health care-related needs. As a result of a mid-year review, Fiscal Year 2009 spending for the Medicaid program is now projected to be $8.626 billion. This figure reflects potential spending shortfalls as well as Medicaid spending priorities supported through updated estimates of FMAP receipts.

     On September 30, 2008, the Commonwealth announced that it had reached an agreement in principle with the Federal Centers for Medicare and Medicaid Services ("CMS") to continue through June 30, 2011 certain waivers under which the Commonwealth operates the majority of its Medicaid program as well as other key elements of the Commonwealth's health care reform initiative. The prior approval was set to expire on June 30, 2008, and was extended several times in order to allow the Commonwealth and CMS to complete discussions regarding terms for the next three years. A final written agreement was signed on December 22, 2008.

     The agreement authorizes Federal reimbursement for approximately $21.2 billion in state health care spending from Fiscal Year 2009 through Fiscal Year 2011, $4.3 billion more in spending than was authorized for Fiscal Years 2006-2008. It also enables the Commonwealth to claim Federal reimbursement for all programs at current eligibility and benefit levels. This increased authority to secure Federal reimbursement and greater flexibility will allow the Commonwealth to meet all of its Federal

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funding projections for Fiscal Year 2009 and to plan ahead to meet all of its commitments for Fiscal Year 2010 and Fiscal Year 2011.

     Health Insurance Legislation. In April 2006, new healthcare legislation was enacted mandating all residents 18 years and older to purchase health care insurance, while offering subsidized coverage to uninsured residents whose income falls below 300% of the Federal poverty level (Commonwealth Care) and providing other new low cost options for those above the income cap (Commonwealth Choice). The Fiscal Year 2009 budget includes $869 million for Commonwealth Care, based on prior cost and enrollment projections anticipating that the program would grow to 225,000 members by the end of the fiscal year. However, net enrollment has been lower than expected and the projected cost of Commonwealth Care has been revised downward to approximately $788 million in Fiscal Year 2009. Although costs for Commonwealth Care are lower than expected, program financing remains a challenge, given the significant decline in tax revenues.

     On October 1, 2008, the Division of Health Care Finance and Policy adopted final regulations revising the "fair share" test, which requires employers with 11 or more full-time equivalent employees ("FTEs") to make a "fair and reasonable" premium contribution to their employees' health insurance or pay a fee to the Commonwealth. Previously, the regulations provided that an employer met the "fair and reasonable" contribution standard if either (i) 25% or more of its FTEs enrolled in the employer's group health plan, or (ii) it offered to contribute at least 33% towards the premium cost for a group health plan for FTEs who worked at least 90 days. The revised regulations, which will take effect January 1, 2009, maintain this test for firms with 50 or fewer FTEs but require larger firms to meet both the employee enrollment and the employer contribution standards. Moreover, under the revised regulations, firms would also be considered to meet the "fair and reasonable contribution" standard if 75% or more of their FTEs enroll in their group health plans. These new regulations are projected to generate $30 million in revenue for a full year of implementation, to support government-funded health insurance programs. The first year's revenues will be collected partly in Fiscal Year 2009 and partly in Fiscal Year 2010. The Commonwealth estimates that approximately 1,100 firms will be liable for the fair share contribution under the new regulations.

     Health Safety Net Trust Fund. Previously the Uncompensated Care Pool, this program reimburses acute care hospitals and community health centers for eligible services provided to low-income uninsured and underinsured people. The Division of Health Care Finance and Policy, which oversees the program, is continually monitoring utilization and costs of the Trust Fund as programs such as Commonwealth Care and Choice aim to insure almost every citizen. To date, utilization has decreased 36% during the six-month period of April 2008 through September 2008, as compared to the same period in the prior year, and costs fell 38% in the same period. In Fiscal Year 2008, projected expenditures for the Trust Fund are $497.6 million. The Fiscal Year 2009 budget authorizes $453 million in payments.

     Public Assistance. The Commonwealth administers four major programs of public assistance for eligible residents: transitional aid to families with dependent children ("TAFDC"); emergency assistance; emergency aid to the elderly, disabled and children ("EAEDC"); and the state supplemental benefits for residents enrolled in the Federal supplemental security income ("SSI") program. In addition, the Commonwealth is responsible for administering the entirely Federally funded food stamps program, which provides food assistance to low-income families and individuals. The Department oversees state homeless shelter programs and spending for families and individuals. Lastly, beginning in Fiscal Year 2008, the Commonwealth established a new supplemental nutritional program, which provides small supplemental benefits to working families currently enrolled in the food stamps program.

     Total TAFDC expenditures in Fiscal Year 2008 were $287.6 million, or $3.4 million more than Fiscal Year 2007. TAFDC Fiscal Year 2009 expenditures are projected to be $299.0 million. Fiscal Year

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2008 expenditures for the EAEDC program were $71.6 million, an increase from Fiscal Year 2007 spending of $67.3 million. Total Fiscal Year 2009 EAEDC expenditures are projected to be $78.8 million. In Fiscal Year 2008, the Commonwealth's supplemental SSI spending was $212.3 million, $6.9 million (3.4%) greater than expenditures in Fiscal Year 2007. Fiscal Year 2009 SSI expenditures are projected to be $218.0 million.

     Federal welfare reform legislation that was enacted on August 22, 1996 eliminated the Federal entitlement program of aid to families with dependent children and replaced it with block grant funding for TANF. The block grant for the Commonwealth was established at $459.4 million annually for Federal fiscal years 1997 through 2006. The Commonwealth must meet Federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February 2006, Federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the next five years, provided that the Commonwealth meets certain Federal work requirements.

     Under Federal TANF program rules, Massachusetts must increase its current work participation rate from 16.7% to 50% for all TANF families and 90% for two parent families beginning in Federal fiscal year 2007. Through Fiscal Year 2007, Massachusetts has been eligible under the Federal program rules to lower the total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet Federal requirements for state maintenance of effort spending. The Commonwealth is awaiting formal determination of the Fiscal Year 2007 caseload reduction credit methodology. In Fiscal Year 2008, Massachusetts was subject to a new methodology in determining the total annual caseload reduction credit that can be applied to the workforce participation target. Because the new methodology diminished the Commonwealth's ability to lower its workforce participation target, it established a new supplemental nutrition program. Working families enrolled in this new program can be counted towards the workforce participation rate and allow the Commonwealth to avoid losses in Federal revenue in Fiscal Year 2008, while providing the working poor with a meaningful food assistance benefit.

     Other Health and Human Services. The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health, and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities, and environments through coordinated care. In Fiscal Year 2008 the Office of Health Services spent $1.209 billion and is projected to spend $1.224 billion in Fiscal Year 2009. In Fiscal Year 2008 the Department of Public Health spent $546.8 million and is projected to spend $559.4 million Fiscal Year 2009. In Fiscal Year 2008 the Department of Mental Health spent $651.0 million and is projected to spend $648.1 million Fiscal Year 2009. In Fiscal Year 2008 the Division of Health Care Finance and Policy spent $11.7 million and is projected to spend $17.2 million Fiscal Year 2009.

     Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for all local retirement systems. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these systems and providing that systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the Federal Social Security System. The Commonwealth's employees' and teachers' retirement systems

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are partially funded by employee contributions of regular compensation, which rates vary depending on when the employee was hired.

     On September 10, 2008, the Public Employee Retirement Administration Commission ("PERAC") released its actuarial valuation of the total pension obligation as of January 1, 2008. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $12.105 billion. This liability was composed of unfunded actuarial accrued liabilities of approximately $2.420 billion for the State Employees' Retirement System, $8.072 billion for the Massachusetts Teachers' Retirement System, $1.237 billion for Boston Teachers and $376 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2008 to be approximately $56.637 billion (comprised of $22.821 billion for state employees, $30.955 billion for state teachers, $2.485 billion for Boston Teachers and $376 million for cost-of-living increases reimbursable to local systems). Total assets were valued at approximately $44.532 billion based on a five-year average valuation method, which equaled 90.4% of the January 1, 2008 total asset market value.

     On October 30, 2008, the Legislature extended the funding schedule from 2023 to 2025. On January 13, 2009, the EOAF and legislative leaders agreed upon a pension funding level of $1.376 billion for Fiscal Year 2010. This amount is based upon the final January 1, 2008 actuarial results and reflects the recently extended funding schedule deadline of 2025.

     On March 6, 2009, PERAC released its actuarial valuation of the State Retirement System as of January 1, 2009. The unfunded actuarial accrued liability as of that date was approximately $6.73 billion and reflects the significant investment loss in 2008 (market value return of -29.4%). The valuation estimated the total actuarial accrued liability as of January 1, 2009 to be approximately $23.72 billion. Total assets were valued at approximately $16.99 billion based on a five-year average valuation method, which equaled 110% of the January 1, 2008 total asset market value. PERAC plans to release its actuarial report for the total pension obligation as of January 1, 2009 in September 2009.

     Other Post-Employment Benefits. In addition to supplying pension benefits the Commonwealth is required to provide specific health care and life insurance benefits for retired employees of certain governmental agencies. All employees of the Commonwealth can potentially become eligible for such benefits if they reach the age of retirement while working in the Commonwealth. Eligible individuals must contribute a particular percentage of the costs of the health care benefits, while participating eligible authorities must reimburse the Commonwealth for the cost of providing these benefits. The Commonwealth recognizes its share of the costs of providing these benefits when paid, on a "pay-as-you-go" basis.

     Higher Education. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. Fiscal Year 2008 spending on higher education equaled $1.084 billion, and Fiscal Year 2009 spending is projected to be $1.027 billion.

Capital Spending

     The EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. On December 17, 2008, the Governor released a

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five-year capital investment plan for Fiscal Years 2009-13 totaling over $14 billion. The Governor also announced that the annual administrative limit on the amount of bond-funded capital expenditures (known as the "bond cap") is $1.575 billion for Fiscal Year 2009, plus $152.3 million of unexpended bond proceeds carried forward from Fiscal Year 2008. The bond cap for Fiscal Year 2010 is projected to be $1.6 billion, and is projected to increase by $100 million each subsequent fiscal year through 2013 (together with $126.1 million and $62.6 million of unused Fiscal Year 2008 bond cap carried forward to Fiscal Years 2010 and 2011, respectively).

     The bond cap determination is based on the debt affordability policy, under which the Commonwealth sets the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For future fiscal years, 3% annual growth is assumed, which is the 10-year historic annual average growth in budgeted revenues. In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap to not more than $125 million through Fiscal Year 2012. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels.

     In April 2007, the Governor announced his plan to proceed with the South Coast Rail Project, which is a $1.435 billion project to extend commuter rail service from Boston to the southeastern region of Massachusetts. The initial planning phase of the project is expected to last through Fiscal Year 2010 and cost approximately $23.4 million, which is expected to be funded with proceeds of general obligation bonds of the Commonwealth.

     On November 29, 2007, the Governor filed a three-year, $2.9 billion transportation bond bill designed to leverage additional Federal funds for a total investment of $4.8 billion. In December 2007, the Federal Highway Administration and the Federal Transit Administration notified the Commonwealth that they would not approve the statewide transportation improvement plan and subsequent Federal reimbursements of future transportation projects until the Commonwealth could demonstrate that adequate bond authorizations were available. The Legislature split the Governor's bill into two parts, and on April 17, 2008, the Governor approved a partial version of the bill, authorizing $1.6 billion for transportation improvements and leveraging $1.9 billion in Federal reimbursements. Also included in this legislation were $150 million for grants to cities and towns for local roads and bridges in Fiscal Year 2009 and $700 million for certain mass transit improvements required as part of the state implementation plan. On August 8, 2008, the Governor approved a second transportation bond bill authorizing $1.445 billion for road and bridge projects and other transportation-related capital investments.

     On May 29, 2008, the Governor approved a $1.275 billion affordable housing bond bill which includes $500 million for the preservation and improvement of the Commonwealth's 50,000 units of state-owned public housing. On June 16, 2008, the Governor approved legislation that authorizes the borrowing of $500 million over a 10-year period to fund capital investments and infrastructure improvements around the Commonwealth to support research and development of new projects in the life sciences industry. The legislation also contemplates the spending of $250 million of operating funds over the next 10 years to support research and fellowships and $250 million in tax credits over the next ten years for companies that bring jobs to Massachusetts in the life sciences industry.

     On August 4, 2008, the Governor approved legislation authorizing $2.984 billion in Commonwealth bonds to finance an accelerated structurally deficient bridge program. The program is expected to finance over 250 bridge projects over the next eight years with approximately $1.9 billion of special obligation bonds secured by a portion of the gas tax and $1.1 billion of grant anticipation notes secured by future Federal funds. By accelerating the investment in bridges, the Commonwealth expects to realize hundreds of millions of dollars of savings from avoided inflation and deferred maintenance costs. The additional borrowing for the program will be in addition to the bond cap amounts to fund the

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regular capital program but will be taken into account under the state's existing debt policy to ensure that annual debt service is maintained at a level which will not exceed 8% of budgeted revenues.

     On August 7, 2008, the Governor approved a $2.2 billion higher education bond authorization. The legislation includes authorizations for new buildings, renovation projects and capital improvements at each of the Commonwealth's public higher education campuses. On August 11, 2008, the Governor approved a $3.3 billion general government bond bill making targeted investments in public safety, city and town facilities, state buildings, and information technology systems. On August 14, 2008 the Governor approved a $1.657 billion land, parks and clean energy bond bill. This legislation includes funding for land protection and acquisition and funding to enhance state parks and rebuild related infrastructure.

     Central Artery/Ted Williams Tunnel Project. One of the largest components of the Commonwealth's capital program in recent years has been the Central Artery/Ted Williams Tunnel Project (the "CA/T Project"), a major construction project that is part of the completion of the Federal interstate highway system. The project has involved the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north. Substantial completion of the CA/T Project occurred on January 13, 2006, and the remaining work is expected to be completed in 2009, except for certain park elements, which will be completed in 2010.

     Periodically, the Massachusetts Turnpike Authority (the "MTA") has produced a cost/schedule update for the CA/T Project, of which the most recent version was prepared in July 2004 and included a $14.625 billion budget. In addition, the CA/T Project develops finance plans which must receive certain Federal and state approvals. In October, 2000, following an announcement of substantially increased cost estimates, a Federal law was enacted that requires the U. S. Secretary of Transportation to withhold Federal funds and all project approvals for the CA/T Project in each Federal fiscal year unless the Secretary has approved an annual update of the finance plan for such year and has determined that the Commonwealth is maintaining a balanced statewide transportation program and is in full compliance with a project partnership agreement. In addition, the law limits total Federal funding to $8.549 billion (including $1.5 billion to pay the principal of Federal grant anticipation notes). Finally, the law ties future funding for the project to an annual finding by the U. S. Department of Transportation that the annual update of the finance plan is consistent with Federal Highway Administration financial plan guidance. Should any federal assistance be withheld

     The CA/T Project finance plans submitted through October 2003 received the requisite approvals. The subsequent finance plan was submitted in July 2004, and, based on a May 2007 finance plan update and subsequent supplements thereto, the finance plan received requisite approval on March 13, 2009. The remaining $162 million of Federal funds for the project were withheld from the project pending the federal approval (the funds were expected to be received in total by June 30, 2009). The Commonwealth has made funds available to the CA/T Project to bridge the ultimate receipt of Federal funds. The Commonwealth expects to continue this practice, to the extent necessary, until the Federal funds are received.

     Recent Settlement. On January 23, 2008, the United States Attorney General and the Massachusetts Attorney General entered into a global resolution of criminal and civil claims with the joint venture of Bechtel/Parsons Brinckerhoff, Bechtel Infrastructure Corp. and PB Americas, Inc., f/k/a Parsons Brinckerhoff Quade and Douglas, Inc. ("B/PB"), the management consultant to the CA/T Project. B/PB agreed to pay over $407 million to resolve its criminal and civil liabilities in connection with the collapse of part of the I-90 Connector Tunnel ceiling and defects in the slurry walls of the Tip O'Neill
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Tunnel. In addition, 24 section design consultants, other contractors who worked on various parts of the project, agreed to pay an additional $51 million to resolve certain cost-recovery issues associated with the design of the CA/T Project. In total, the United States and the Commonwealth will recover $458 million, including interest. These settlements followed an earlier settlement with Aggregate Industries Northeast Region for $42.7 million relating to cost recovery issues with the CA/T Project. In total, the United States and the Commonwealth will recover $500.7 million, including interest from all of these settlements. The Commonwealth has received $413.8 million to date, including interest, of which $17 million has been deposited in the Statewide Road and Bridge and Central Artery/Tunnel Infrastructure Fund. This settlement does not release the defendants from future catastrophic events having an aggregate cost of greater than $50 million, but the liability of B/PB for such a future catastrophic event is capped at $100 million.

     Massachusetts Bay Transportation Authority. Beginning in Fiscal Year 2001, the finances of the Massachusetts Bay Transportation Authority (the "MBTA") were restructured, and its financial relationship to the Commonwealth changed materially. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by its sales tax, which is dedicated to the MBTA under a trust fund. The dedicated revenue stream is used to meet the Commonwealth's debt service obligations related to certain outstanding MBTA debt and to meet the MBTA's other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts. After a five-year phase-in of reduced assessments, the cities and towns are legally required to pay assessments equal to at least $136 million in the aggregate, as adjusted for inflation (with no annual increase to exceed 2.5% per year).

     Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation. As of June 30, 2008, the MBTA had approximately $955.3 million of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through Fiscal Year 2030, with annual debt service in the range of approximately $166 million to $156 million through Fiscal Year 2013 and declining thereafter.

     Transportation Finance. Legislation enacted in 2004 established a special Transportation Finance Commission to develop a comprehensive, multi-modal, long-range transportation finance plan for the Commonwealth. The Commission was charged with analyzing the state's long-term capital and operating needs for the transportation system and the funds expected to be available for such needs, as well as recommending how to close any perceived funding gap through potential cost savings, efficiencies and additional revenues. On March 28, 2007, the Commission issued a report containing its analysis of the Commonwealth's ability to fund needed surface transportation improvements over the next 20 years. The report identified substantial needs and funding gaps related to the Massachusetts Turnpike system, local roads and bridges, MBTA operations and capital needs and the Tobin Bridge (owned and operated by the Massachusetts Port Authority). In total, the report estimated a funding gap for all of these transportation assets of between $15 billion and $19 billion over the next 20 years.

     On September 17, 2007, the Commission issued its second report, containing recommendations for closing the funding gap identified in the commission's first report. The Commission recommended 22 reform initiatives, which it estimated could save approximately $2.5 billion over 20 years. The report also included six proposals for transportation revitalization; the commission estimated that these proposals could generate more than $18.7 billion in new revenue to fund transportation infrastructure improvements over 20 years.

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     On February 5, 2009, the Senate Chairman of the Joint Committee on Transportation filed legislation to establish a new Massachusetts Surface Transportation Authority (the "MSTA") that would assume responsibility for operating, maintaining and financing the Commonwealth's roads, bridges and transit operations, including those currently under the jurisdiction of the Massachusetts Highway Department, the Division of Conservation and Recreation, the MTA, the Massachusetts Port Authority, the MBTA and the regional transit authorities. On March 25, 2009, the Senate approved a revised version of the legislation. Under the Senate bill, the state highway system and the western turnpike would be transferred to the MSTA on July 1, 2009, the Tobin Bridge and the Massachusetts Highway System would be transferred on July 1, 2010, and the public transit system would be transferred on July 1, 2011. A new Surface Transportation Trust Fund would be established, effective July 1, 2009, to receive all transportation-related revenues, and expenditures from that fund would be made by MSTA.

     The MSTA would be authorized to issue bonds payable from revenues allocated to the Surface Transportation Trust Fund and other resources available to it, subject to a ceiling of $10 billion of bonds outstanding at any time. The Commonwealth would lend the MSTA up to $100 million to provide funds between the effective date of the legislation and December 31, 2009. Except for one $1 billion authorization to be utilized prior to June 30, 2014 that would be guaranteed by the Commonwealth, the MSTA's debt would not be a debt of the Commonwealth or secured by a pledge of the Commonwealth's full faith and credit. Among the revenues that would be deposited in the Surface Transportation Trust Fund would be the gasoline tax receipts that are pledged to the payment of outstanding Commonwealth special obligation bonds, and the MSTA would become responsible for paying the debt service on those bonds.

     On February 24, 2009, the Governor filed similar legislation designed to reform the state transportation system. The legislation would create a consolidated State Department of Transportation within the Office of Transportation and Public Works that would have four administrative divisions: a highway division, a rail and transit division, an aviation and port division, and a division of motor vehicles. The MTA would be abolished by July 1, 2010, its debt and other financial obligations would be assumed by the Department of Transportation, and its assets would be transferred to the highway division. The Tobin Bridge would also be transferred to the highway division, and the Department of Transportation would assume all of the Port Authority's obligations relating to the bridge. The legislation would create a Transportation Fund (to replace the existing Highway Fund) to which a variety of transportation-related revenues would be dedicated and which would be used, among other things, to secure special obligation bonds to be issued by the Commonwealth. The legislation would provide for a 19¢ increase in the gasoline tax, effective July 1, 2009 (annually adjusted for inflation beginning July 1, 2011), that would be dedicated to various transportation purposes, including 6¢ that would be dedicated to the MBTA and 4¢ that would be used for Turnpike Authority-related purposes.

Commonwealth Indebtedness

     General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

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     General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note. As of January 2, 2009, the Commonwealth had approximately $16.1 billion in issued and outstanding general obligation debt.

     The Commonwealth issued $1.5 billion in general obligation bonds to support capital spending in Fiscal Year 2008. These funds were the result of two bond issues. In May 2007, the Commonwealth borrowed $228 million, and in August 2007, the Commonwealth borrowed an additional $1.3 billion and invested $1.2 billion of the proceeds in guaranteed investment contracts. As of July 31, 2008, approximately $238 million of bond proceeds remain in these guaranteed investment contracts.

     In terms of long-term borrowing, the Commonwealth expects to issue up to $1.8 billion in bonds in Fiscal Year 2009 to fund capital projects, including $1.625 billion for planned capital expenditures and up to $175 million for the structurally deficient bridge program. On September 11, 2008, the Commonwealth issued fixed-rate general obligation bonds in the aggregate principal amount of $652.79 million to refund certain auction-rate bonds (outstanding in the aggregate principal amount of $163.65 million) and to finance capital expenditures expected to occur in Fiscal Year 2009. On November 25, 2008, the Commonwealth issued fixed-rate general obligation bonds in the aggregate principal amount of $544.3 million to refund certain variable-rate bonds of the Commonwealth as well as certain variable-rate demand bonds issued by the Route 3 North Transportations Improvements Association. On December 17, 2009, the Commonwealth issued general obligation bond anticipation notes in the amount of $350 million. The notes matured on March 5, 2009 and were expected to be paid from the proceeds of general obligation bonds to be sold by the Commonwealth in February, 2009.

     Notes. The Commonwealth is authorized to issue short-term general obligation debt as RANs or bond anticipation notes ("BANs"). RANs may be issued in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. BANs may be issued in anticipation of the issuance of bonds, including special obligation convention center bonds. In addition, the Commonwealth currently has liquidity support for a $1 billion commercial paper program which it utilizes regularly for cash flow purposes. The Commonwealth also issued $750 million revenue anticipation notes on October 10, 2008 (scheduled to be repaid in equal installments on April 30, 2009 and May 29, 2009). All cash flow borrowings were expected to be retired by the fiscal year-end (June 30, 2009).

     Synthetic Fixed Rate Bonds. Of the variable-rate debt outstanding (approximately $3.6 billion as of January 2, 2009), the interest rates on $3 billion have been synthetically fixed by means of floating-to-fixed interest rate exchange ("swap") agreements. The Commonwealth has entered into interest rate swaps with various counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable-rate payment on the related bonds or a payment based on a market index of tax-exempt variable-rate bonds, and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date shall constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The floating rate received by the Commonwealth is used to offset the variable rate paid to bondholders. In most cases, only the net difference in interest payments is actually exchanged with the counterparty. In all cases, the Commonwealth remains responsible for making interest payments to the variable-rate bondholders. The intended effect of the agreements is essentially to fix the Commonwealth's interest rate obligations with respect to its variable-rate bonds. As of January 2, 2009, all of the Commonwealth's interest rate swaps were floating-to-fixed rate agreements. The remaining

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variable-rate debt of 301 million is unhedged and, accordingly, floats with interest rates re-set on a daily or weekly basis.

     Variable Rate Demand Bonds, Auction Rate Securities and U.Plan Bonds. Variable Rate Demand Bonds ("VRDBs") are long-term bonds whose interest rates re-set daily or weekly. Because these bonds offer bondholders a "put" or tender feature, they are supported by stand-by liquidity facilities with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed. As of January 2, 2009, the Commonwealth had outstanding approximately $2.2 billion of outstanding VRDBs.

     The Commonwealth has also issued general obligation variable-rate debt in the form of auction-rate securities. Like VRDBs, these are long-term bonds whose interest rates are reset at pre-determined, short-term intervals. Unlike VRDBs, these bonds do not provide bondholders with a put feature and therefore do not require a supporting credit facility. As of July 2, 2008, the Commonwealth had outstanding $551.9 million of auction rate securities outstanding. Beginning in February 2008, several auctions of the Commonwealth's auction-rate bonds began to fail, meaning there were insufficient bids from investors to purchase the securities being offered for sale by existing holders. Four of the Commonwealth's six series of auction-rate bonds have experienced auction failure since February 13, 2008. Auction failures have been systemic throughout the municipal bond market, driven by credit and liquidity concerns caused primarily by widespread downgrades and negative rating outlooks of a number of municipal bond insurers. Upon auction failure, the interest rate paid to bondholders is the failure rate as specified in the bond documents. For the four series of Commonwealth bonds whose auctions have failed ($400 million outstanding), the failure rate is based on a multiple of a specified commercial paper index, with a maximum rate of 12%. The failed and undersubscribed auctions have resulted in higher interest costs, but these costs have remained within budgeted amounts and well below the maximum rate. The Commonwealth's interest costs based on the failure rate have remained within budgeted amounts and well below the 12% maximum rate. At this time, the Commonwealth has no plans to refund or redeem these bonds.

Special Obligation Debt.

     Highway Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues that are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of January 2, 2009, the Commonwealth had outstanding $483.4 million of such special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

     On August 4, 2008, the Governor approved legislation that authorizes the issuance of an additional $1.9 billion of special obligation bonds secured by a pledge of motor fuels excise tax receipts to fund a portion of the Commonwealth's accelerated structurally deficient bridge program. The legislation provides for a pledge of up to 10¢ of the 21¢ motor fuels excise tax to secure the outstanding special obligation bonds described above and the bridge program bonds. To date, no such bonds have been issued.

     Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near

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the proposed Boston facility, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility, and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge. In June 2004, $686.7 million of special obligation bonds were issued, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities. Of this, $638.7 million is still outstanding as of January 2, 2009.

     Federal Grant Anticipation Notes. The Commonwealth has issued Federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the CA/T Project in anticipation of future Federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between Fiscal Year 2006 and Fiscal Year 2015. Such notes are secured by the pledge of Federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises.

     On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of crossover refunding approximately $408 million of outstanding Federal grant anticipation notes in 2008 and in 2010. Until the crossovers occur, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the refunding of $418 million of outstanding Federal grant anticipation notes on the crossover dates, the refunding notes will become secured by the Grant Anticipation Note Trust Fund. As of January 2, 2009, $1.2 billion of such notes remained outstanding.

     On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future Federal funds. Any such notes will not be secured by a contingent pledge of motor fuels excises. The Commonwealth intends to begin to amortize the principal of any such notes in Fiscal Year 2016, after the Federal grant anticipation notes for the CA/T Project have been paid in full. To date, no such notes have been issued.

Litigation

     There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

     Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

     Ricci v. Patrick. Challenges by residents of five state schools for the mentally handicapped resulted in a consent decree in the 1970's that required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. On May 25, 1993, the trial court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

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     On July 14, 2004, a subset of plaintiffs filed a motion to re-open the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation (the "DMR") was not in compliance with the 1993 final order, mostly relating to the Commonwealth's plan to close certain intermediate care facilities, including the Fernald Developmental Center (the "FDC"). Another subgroup of plaintiffs continues to engage in a mediation process with the DMR. The DMR filed a responsive pleading on August 16, 2004, asserting that all of the final order requirements had been met. The Disability Law Center filed a motion to intervene shortly thereafter. The court has continued to call the parties in on an occasional basis to discuss ongoing issues such as plaintiffs' access to certain records.

     On March 6, 2007, the United States Attorney issued a report, in which they did not find any violations by the DMR of Federal or state law, but nonetheless recommended that the FDC remain open to serve any residents who wish to remain there. In August 2007, the court reopened the case, restored it to the active docket and ordered the DMR to continue to offer FDC as a residential placement option for its residents. The DMR appealed that order. On October 1, 2008, the appellate court reversed the trial court's order requiring the Commonwealth to keep open an expensive and outmoded institution for the care of mentally retarded citizens. In response to a motion for panel rehearing filed by opposing parties, the appellate court, on November 18, 2008, directed entry of judgment dismissing with prejudice the claims made which resulted in the issuance of the contested trial court orders. On February 2, 2009, the parties whose claims were dismissed filed a petition for writ of certiorari in the United States Supreme Court. The United States Supreme Court denied the petition.

     Hutchinson et al v. Patrick et al. This class action seeks declaratory and injunctive relief on behalf of two organizations and five individuals with brain injuries who are residents of various nursing facilities. The plaintiffs claim that they, and a class of 2,000-4,000 brain-injured individuals are entitled to, among other things, placement in community settings under various Federal statutes. The original complaint was filed on May 17, 2007, and amended on June 18, 2007. The defendants filed an answer on July 16, 2007. The trial court certified the class action. The potential fiscal impact of an adverse decision is unknown, but could be hundreds of millions of dollars annually. The parties reached settlement and a settlement agreement was signed on May 30, 2008. At a hearing on July 25, 2008, the court approved the settlement. The court entered an order on September 19, 2008, approving the final comprehensive settlement agreement and retaining jurisdiction over the case pending compliance with the terms of the settlement agreement.

     Rosie D. et al v. The Governor. Plaintiffs asserted claims under provisions of the Federal Medicaid law. Specifically, plaintiffs assert that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. Trial was held from April 25 through June 9, 2005. On January 26, 2006, the court issued its decision finding in favor of the plaintiffs on two of three counts of the complaint and ordering the parties to meet and attempt to achieve an agreed-upon plan. The parties were in negotiations and were due back before the Court in September 2006 to report on their progress. On July 16, 2007, the court entered judgment in accordance with a proposed remedial plan. The Commonwealth did not appeal from that judgment and has begun implementation of the plan, which should be fully implemented by June 30, 2009. The cost of implementation is likely to exceed $20 million. On January 14, 2009, the Court allowed plaintiffs' motion for $7 million in legal fees. The cost of implementation is likely to exceed $20 million annually beginning in Fiscal Year 2009.

     Rolland v. Patrick. This is a class action by mentally handicapped nursing home patients seeking community placements and services that resulted in a settlement agreement. In July 2001, the trial court found that the Commonwealth had breached portions of the agreement and was in violation of certain legal requirements related to the provision of "active treatment" to class members. The appellate court affirmed the trial court's order in January 2003. In April 2007, the trial court found that the Commonwealth has not yet ensured that all class members receive active treatment and appointed a court

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monitor. The parties have now reached a new settlement agreement under which 640 community placements would be created; placement of a class member in the community would take the place of any further obligation to provide "active treatment" to that individual. After a hearing on May 22, 2008, the court found that the agreement was fair, reasonable and adequate, and approved it in a written decision issued June 16, 2008. In response to a notice of appeal filed by a group of class members who objected to the court-approved settlement agreement, the United States Court of Appeals for the First Circuit has asked all parties to brief the question whether that court has jurisdiction to hear the appeal, given that no final judgment has entered in the case. This case carries the potential for a prospective increase in annual program costs of more than $20 million.

     Health Care for All v. Romney et al. A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth's administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth's administration of the program fails to comply with Federal Medicaid law. On February 8, 2006, the trial court entered judgment against the Commonwealth on three counts of the plaintiffs' complaint with respect to MassHealth-eligible members under age 21. Pursuant to that judgment, the Commonwealth must develop and implement a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Crucial aspects of the plan, including certain regulatory changes and the retention of a third-party administrator for the MassHealth dental plan, have already been implemented, but it is anticipated that additional program costs necessary to comply with the judgment will be incurred over the next several fiscal years. It is not possible, at this time, to accurately estimate the amount of likely future program costs that will be required to comply with the judgment.

     Disability Law Center, Inc. v. Massachusetts Department of Correction et al. The Disability Law Center ("DLC") filed suit against the Department of Correction ("DOC") and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the United States Constitution and other Federal statutes. DLC asks the court to enjoin DOC from confining mentally ill prisoners in segregation for more than one week and to require DOC to establish a maximum security residential treatment unit as an alternative to segregation. DLC has proposed a broad definition of "mental illness," which, if adopted, would cover a large percentage of DOC's segregation population. DLC has received the medical and mental health records of numerous inmates. While DLC requests only injunctive relief, estimated increased program costs could amount to over $25 million in the event of an adverse outcome. This case is stayed while the parties are engaged in settlement discussions. A report on the progress of those discussions was due to be filed in court on May 15, 2009.

     Harper et al. v. Massachusetts Department of Transitional Assistance. Plaintiffs seek to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Massachusetts Department of Transitional Assistance. Plaintiffs allege that the Department's practices and policies with respect to processing applications for benefits, notifying recipients of changes in benefits and identifying applicants or recipients with disabilities fail to make reasonable accommodations for applicants and recipients with disabilities, and therefore violate the Americans with Disabilities Act and the Rehabilitation Act of 1973. Plaintiffs seek systemic changes to the Department's policies for processing benefits applications, notifying applicants or recipients of benefit awards or changes and making disability determinations. The Department has answered the complaint, and the parties will soon engage in class certification practice and commence discovery. Though the suit is in its incipient stages and the existence and scope of liability are contested, the cost of implementing the changes demanded by the plaintiffs could cost millions of dollars.

Medicaid Audits and Regulatory Reviews.

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     In re: Disallowance by the U. S. Department of Health and Human Services Centers of Medicare and Medicaid Services (Targeted Case Management). On March 20, 2008, the Centers for Medicare and Medicaid Services ("CMS") issued a notice of disallowance of over $86 million in Federal Financial Participation ("FFP"), citing the final findings of an audit conducted by the Office of the Inspector General of the U. S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services. The Commonwealth appealed the CMS disallowance, which was affirmed on December 31, 2008. The Commonwealth filed an appeal of the disallowance in U.S. district court on February 25, 2009.

     In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). CMS asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's Uncompensated Care Pool might violate Federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought Federal waivers for the Commonwealth's assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool (now, the Health Safety Net Trust Fund). The Commonwealth believes that the assessments are within the Federal law pertaining to health care-related taxes. If the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the Federal government could seek retroactive repayment of Medicaid reimbursements. The Commonwealth has collected an estimated $4.656 billion in acute hospital assessments since 1990 and an estimated $1.557 billion in surcharge payments since 1998. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states. New Federal regulations on health care-related taxes are, in large part, subject to a moratorium on implementation through June 30, 2009.

     In re: Deferral of 2005 MassHealth acute hospital supplemental payments. In March 2006, CMS deferred payment of claims for FFP totaling almost $52.5 million. This amount represents the Federal share of the portion of MassHealth supplemental payments to various hospitals attributable to dates of service on or before Fiscal Year 2003. CMS released $16.4 million in FFP and is holding $27 million in FFP pending resolution of certain other audits. EOHHS returned $9 million in FFP based on its own update of projected payment limits.

     In re: Audit by the U. S. Department of Health and Human Services Office of the Inspector General (UMMHC hospital supplemental payments). The Office of Inspector General ("OIG") is auditing MassHealth supplemental payments made to the UMass Memorial Health Care hospitals in 2004 and 2005. In a draft report, the OIG identified an overpayment of $40 million in FFP based on the allowability of hospital-based physician services. The OIG is now reconsidering its findings.

Environmental Matters.

     Boston Harbor Cleanup. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency ("EPA") alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. See United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewage. The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission ("MDC"), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the Federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court's order, not including certain costs, would be approximately $3.8 billion. The MWRA anticipates spending approximately $964 million after that date to cover certain additional costs. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying

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with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

     Wellesley College v. The Commonwealth. Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College funded a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. The Commonwealth has reimbursed the College approximately $1.1 million from an escrow account, after the Department of Environmental Protection determined that the clean up had been properly performed. Other issues that may lead to counterclaims by the College against the Commonwealth include groundwater contamination and clean up of Lake Waban itself, for which the Department has approved a temporary solution, reviewable every five years. If a full clean up of the lake is required in the future, it could cost up to $100 million.

     In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in Federal regulations and is expected to take many month to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

     The Arborway Committee v. Executive Office of Transportation et al. The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, is seeking to compel the Commonwealth to restore electric light-rail service between Heath Street and the Forest Hills station in Boston. Green Line service along this route (known as the Arborway Line) was discontinued in 1984. The plaintiff claims that the Commonwealth's failure to restore the Arborway Line is a breach of a memorandum of understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990. The Commonwealth has moved for summary judgment on statute of limitations grounds, and hearing was scheduled for April 9, 2009. Discovery is proceeding simultaneously with the motion for summary judgment.

     Taxes and Revenues. There are several tax cases pending which could result in significant refunds if taxpayers prevail, including TJX Companies v. Commissioner of Revenue, MBNA America Bank v. Commissioner of Revenue, Greenwood Trust Company v. Commissioner of Revenue, Providian National Bank v. Commissioner of Revenue, Philip DeMoranville and others v. Commonwealth of Massachusetts and Capital One Bank and Capital One F.S.B. v. Commissioner of Revenue. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. Approximately $139 million in contingent liabilities existed in the aggregate in the tax cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

     The court dismissed the complaint in DeMoranville for failure to exhaust administrative remedies. Following dismissal of the case by the Superior Court in January, 2009, the Supreme Judicial Court granted direct appellate review of that decision. In TJX Companies, the parties argued the case before the Massachusetts Appeals Court on November 3, 2008. The Appeals Court largely affirmed the

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decision of the Appellate Tax Board in an unpublished decision dated April 3, 2009. The plaintiffs have applied to the Supreme Judicial Court for further appellate review, which the Commonwealth will oppose. In Capital One Bank, the Supreme Judicial Court upheld an excise tax charge of $2 million against the plaintiff. On March 19, 2009, Capital One Bank filed a petition for a writ of certiorari in the United States Supreme Court, which the Commonwealth intends to oppose. MBNA, Providian and Greenwood are pending cases, which include claims under the Commerce Clause of the United States Constitution challenging the application of the financial institutions excise to certain credit card companies. The total potential refund in these cases is approximately $25 million.

     Geoffrey, Inc. v. Commissioner of Revenue, on January 8, 2009, the Supreme Judicial Court upheld a foreign corporation excise tax of approximately $1.2 million against the plaintiff. The plaintiff filed a petition for a writ of certiorari in the U.S. Supreme Court, which the Commonwealth intends to oppose.

Other Litigation.

     Historical Nipmuc Tribe v. Commonwealth of Massachusetts. The Historical Nipmuc Tribe seeks the return of "State Parks and other unsettled Lands" in Central Massachusetts that are allegedly illegally obtained Nipmuc tribal homelands, as well as restitution for the Commonwealth's use of this property. This case is currently stayed pending plaintiff's efforts to retain counsel.

     Shwachman v. Commonwealth. This is an eminent domain matter arising from a taking in Worcester of property necessary for the construction of a new Worcester County courthouse. The pro tanto amount was approximately $6.65 million. The property owner suggests that his estimated damages are in excess of $30 million. In addition to the owner's opinion that damages exceed $30 million, the plaintiff has disclosed a summary of his expert appraiser's opinion that the damages equal approximately $18 million. Suit was filed May 17, 2004, and discovery is ongoing. Trial will likely occur in October, 2009.

     Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini – Kiewit – Cashman Joint Venture v. Commonwealth. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $130 million. These claims are at various stages of resolution with various courts and administrative panels. Decisions by administrative panels on some of the claims have awarded plaintiffs $55 million on claims of $73.8 million. Those decisions may be the subject of further proceedings. Plaintiffs have over $60 million in claims pending.

     Goldberg v. Commonwealth. The plaintiff alleges eminent-domain type damages in connection with four billboards at the East Boston entrance to Logan Airport, which are in the vicinity of parkland newly created by the CA/T Project. One of the four billboards was removed pursuant to a license agreement in 1999, and the trial as to the damages caused by that removal took place in December 2008. The jury found that the Massachusetts Highway Department made a 9-plus year temporary taking of this billboard, and that the plaintiff was entitled to $1.8 million plus interest for this taking. The Commonwealth has filed post-trial motions in an effort to reduce its liability. The Commonwealth expects to take over the totality of the plaintiff's property rights in this area in the near future and anticipates a second trial, likely to occur in 2009. The plaintiff values the loss of property rights at approximately $20 million.

     In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management. The general contractor for this historic

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renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

     Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al. This case arises out of a challenge to the MSA that was initiated in 2002 by a group of companies that manufacture, import or distribute cigarettes manufactured by tobacco companies not parties to the MSA, otherwise called Non-Participating Manufacturers ("NPMs"). These NPMs sued 31 Attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the States' escrow statutes and NPM enforcement actions violate the U.S. Constitution and Federal law. In April, 2006, the States filed a petition for certiorari asking the United States Supreme Court to review whether the District Court has jurisdiction over the defendants. This petition was denied in October, 2006. Plaintiffs also sought to preliminarily enjoin enforcement of state escrow statutes against it, but this motion was denied and the denial affirmed by the U. S. Court of Appeals for the Second Circuit. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the States anticipated under the MSA. The parties are currently in discovery.

Dreyfus Michigan Fund

General Information

     Economic Forecast. The State's economic forecast projects the national economy to contract 1.9% in 2009 followed by tepid growth in 2010 (1.6%). Light vehicle sales are expected to fall to 10.8 million 2009 and rise to 12.2 million units in 2010. The U.S. Consumer Price Index ("CPI") is projected to increase by 0.7% in 2009 and 2.5% in 2010. Ninety-day T-bill rates are expected to average 0.4% in 2009 and 1.0% in 2010.

     Michigan personal income is expected to decrease 1.3% in 2009 and increase 0.8% in 2010. Prices, as measured by the Detroit CPI, were forecasted to rise 0.4% in 2009 and 2.0% in 2010. Consequently, real State personal income was projected to decline 1.7% in 2009 and fall an additional 1.2% in 2010. Michigan wages and salaries were forecast to fall 4.4% in 2009 before increasing 0.3% in 2010.

     Employment. In 2007, total State employment was 4.7 million, with manufacturing employment averaging 616,800 jobs. Employment in the durable goods manufacturing sector was 474,700 jobs, and non-durable goods employment was 142,000 jobs in the State in 2007. The combined motor vehicle and motor vehicle parts employment, which is an important component in the State's economy, totaled 189,800 persons in the State in 2007. Total Michigan wage and salary employment was projected to decrease 4.6% in 2009 and 2.0% in 2010. The State's unemployment rate was projected to rise from 8.4% in 2008 to 10.9% in 2009 before rising to 11.2% in 2010.

State Budgetary Process

     State Constitutional Provisions Affecting Revenues and Expenditures. In 1978 the State Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. State revenues (excluding Federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the Fiscal Year 1978-79 revenues to total 1977 State personal income. If any fiscal year revenues exceed the revenue limitation by 1% or more, the entire amount of

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such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the State's Budget Stabilization Fund (the "BSF"). The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

     The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the Fiscal Year 1978-79. The State originally determined that proportion to be 41.6%, but was later recalculated to be 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above. Spending for local units met this requirement for Fiscal Years 1993-94 through 2006-07.

     State Accounting Practices. The State reports its financial results on a generally accepted accounting principles ("GAAP") basis. The State's accounting practices are conducted in accordance with principles and standards established by the Governmental Accounting Standards Board. The State's financial reports for Fiscal Years 2005-06 and 2006-07 were issued on March 30, 2007 and December 28, 2007, respectively, and were prepared on a fully GAAP basis.

     State Audit Practices. The State's auditor, the Auditor General, performs financial and performance audits of all the State agencies. Each audit is conducted in accordance with generally accepted governmental auditing standards and is generally broader in scope that those that occur in the private sector. The Auditor General is concerned not only with financial aspects of a State agency, but also with efficiency, compliance with law and economy of operations and program results. The Auditor General annually examines the General Purpose financial statements of the State in accordance with generally accepted auditing standards and his opinion letter discloses departures from GAAP.

Major Funds of the State

     General Fund. The General Fund receives those revenues of the State not specifically required to be included in other funds. General Fund revenues are obtained approximately 52% from the payment of the State taxes and 48% from Federal and non-tax revenue sources. General Fund revenues are segregated into two categories for accounting purposes: General Purpose and Special Purpose. The General Purpose category is comprised of those revenues on which no restrictions on use apply. The Special Purpose category is comprised of revenues designated for specific purposes and includes a portion of certain major taxes and most Federal aid. Because expenditures are accounted for on a consolidated basis, it is not possible to segregate expenditures as related to the General Purpose portion or Special Purpose portion of total General Fund expenditures. Expenditures are not permitted by the State Constitution to exceed available revenues.

     General Fund Revenue Sources. General Purpose revenues consist primarily of that portion of taxes and Federal aid not dedicated to any specific purpose and account for approximately 38% of total General Fund revenues. In 1999, the Michigan legislature adopted legislation reducing the Personal Income Tax and Single Business Tax. In 2007, the Michigan legislature adopted the Michigan Business Tax, raised the Personal Income Tax rate, and expanded the base of the State's Use Tax. These changes have been taken into account in projecting the State's cash flow requirements and revenues.

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     Special Purpose revenues consist primarily of Federal aid, taxes and other revenues dedicated to specific purposes. Special Purpose Revenues account for approximately 62% of total General Fund revenues. Federal aid accounted for approximately 69% of Special Purpose revenues. It is estimated that approximately three-fourths of the State's Federal aid revenues require matching grants by the State. The percentage of State funds to total expense in programs requiring matched funds varies generally between 10% and 50%.

     Sales Tax. The State currently levies a 6% sales tax on retail sales. Out of the taxes collected, 2% goes to the School Aid Fund, and the remaining 4% is distributed among local units of government, School Aid Fund, General Fund and Comprehensive Transportation Fund.

     Use Tax. The State currently levies a 6% tax for the privilege of using, storing and consuming tangible personal property, services of intrastate telephone, telegraph or other leased wire communications, transient hotel and motel rooms and rentals of tangible personal property. Out of the taxes collected, 2% is distributed to the School Aid Fund and 4% to the General Fund.

     Personal Income Tax. The State levies a flat tax rate on the adjusted gross income of individuals, estates and trusts. Effective October 1, 2007, the rate was 4.35%. The rate will fall to 4.25% on October 1, 2011, to 4.15% on October 1, 2012, 4.05% on October 1, 2013, 3.95% on October 1, 2014 and 3.9% on October 1, 2015. Effective October 1, 1996, 23% of revenue from gross income tax collections before refunds were earmarked for the School Aid Fund, and the rest to the General Fund.

     Single Business Tax and Michigan Business Tax. In 1976, the State replaced the existing business tax structure with the Single Business Tax ("SBT"), which was a value-added tax imposed on all business activities with annual adjusted gross receipts of $350,000 or more. In 1999, legislation was passed to completely phase out the SBT. In the summer of 2006, the Legislature enacted a measure that accelerated the repeal to December 31, 2007.

     The State Legislature enacted the Michigan Business Tax ("MBT") to replace the SBT effective January 1, 2008. The MBT consists of a 4.95% tax on business income and a 0.8% tax on gross receipts reduced by purchases from other firms. Additional personal property tax relief is provided through a 35% refundable MBT credit for industrial personal property taxes paid. The Legislature also added an additional MBT surcharge equal to 21.99% of a taxpayer's MBT liability before credits. The surcharge was added to replace revenues lost due to the repeal of certain statutory provisions that had applied the Michigan Use Tax to a set of select services. The surcharge is imposed until January of 2017.

     The MBT apportions business income and modified gross receipts using a 100% sales factor. The MBT contains several significant tax credits including a credit equal to 0.296% of Michigan compensation in 2008 and 0.37% of Michigan compensation thereafter, a 2.32% credit for Michigan investment in 2008 and a 2.9% credit for Michigan investment thereafter, a 1.52% credit for research and development expenses in 2008 and a 1.9% credit for research and development expenses thereafter, and a credit for firms that add at least 20 employees. The combination of the compensation and investment credits cannot exceed 50% of a firm's MBT liability in 2008 and 52% thereafter, and the combination of these two credits and the research and development credit cannot exceed 65% of a firm's liability.

     If MBT collections grow faster than inflation plus 0.75%, 60% of the excess revenues will be refunded to taxpayers and 40% of the excess will be deposited into the BSF.

     The MBT is expected to generate revenues sufficient to fully replace the SBT and prior service tax revenues. In addition, the MBT is expected to raise sufficient funds to replace revenues lost through

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certain personal property tax exemptions. The changes are estimated to generate approximately $100 million in one-time revenue for the State's Fiscal Year 2007-08.

     Other Taxes. The State also levies various taxes on property, real estate transfers, various motor fuel taxes and on tobacco and liquor sales. Effective July 1, 2004, the State's cigarette tax was raised from $1.25 per pack to $2.00 per pack. The tax on other tobacco products was also raised to 32% of the wholesale price. For Fiscal Year 2005, the cigarette portion was distributed 41.3% to the Medicaid Benefits Trust, 10.4% to the General Fund, and 41.6% to the School Aid Fund, with the remainder divided between various health programs and local units of government. For fiscal years after 2005, the portion of cigarette taxes earmarked for the General Fund increased to 19.8%, while the portion allocated to Medicaid decreased to approximately 31.9%.

     General Fund Expenditures. Approximately two-thirds of total General Fund expenditures are made for education by the Department of Human Services and by the Department of Community Health.

     State support of public education consists of aid to local and intermediate school districts, charter schools, State universities, community colleges, and the Department of Education, which is responsible for administering a variety of programs that provide additional special purpose funding for local and intermediate school districts.

     The Department of Human Services and the Department of Community Health administer economic, social and medical assistance programs, including Medicaid and the Temporary Assistance to Needy Families ("TANF") block grant, which represent the major portion of social services expenditures. The TANF grant requires State contributions tied to a 1994 maintenance of effort level. The Medicaid program continues on a matching basis, i.e., with Federal funds supplying more than 50% of the fund.

Other State Funds

     School Aid Fund. Under constitutional and statutory provisions, the School Aid Fund receives the proceeds of certain taxes. Because the School Aid Fund receives almost all of its direct revenues from the sources which also provide revenues for the General Fund and a General Fund appropriation is made to the School Aid Fund each year, the daily management of the State Treasurer's Common Cash Fund is predicated in part on daily projections of estimated cash flow of the combined General Fund and School Aid Fund.

     The operating costs of local school districts are funded by local property taxes and State school aid. Approximately 10% of the annual debt service of "qualified" bonds issued by local school districts is funded by borrowing from the State School Bond Loan Fund, with the balance of the annual debt service of both "qualified" and "non-qualified" bonds funded from local property taxes. The School Aid Fund finances State expenditures in the form of financial assistance to public elementary and secondary and intermediate school districts.

     Common Cash Fund. The Common Cash Fund, which is managed by the State Treasurer, pools the combined cash balances of State monies until paid out as provided by law, including the General Fund and the School Aid Fund, but not certain trust funds and funds covering the operations of State authorities, colleges and universities. State law authorizes the State Treasurer, with the approval of the State Administrative Board, to transfer cash on hand and on deposit among the various funds (other than certain bond-related funds) to best manage the available cash on hand and to assure that State obligations are paid as they become due. As a result, certain funds may have a negative cash balance for periods of time. All funds with negative balances are required to pay interest on such balances at a rate equal to the average interest earned by the Common Cash Fund on its investments. Allocations of earnings are made

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quarterly, based upon the average daily balances of the various funds and the common cash investment earnings rate. As of September 30, 2008, the balance for funds in the Common Cash Fund was $2.451 billion.

     Budget Stabilization Fund. In 1977, the BSF was established to accumulate balances during years of significant economic growth, which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending balance of the BSF was $81.3 million on September 30, 2004; $2 million on September 30, 2005; $2 million on September 30, 2006; $2.1 million on September 30, 2007 and $2.2 million on September 30, 2008.

State Finances

     2008-09 Budget. Revenues for Fiscal Year 2008-09 were estimated as of January 11, 2008, and revised on May 16, 2008 and January 9, 2009. On December 10, 2008 the Governor issued an Executive Order, subsequently approved by the appropriating committees of the State House and Senate, reducing State expenditures for Fiscal Year 2008-09 by approximately $145.8 million to partially offset an anticipated revenue shortfall. The Governor submitted her Fiscal Year 2009-10 Executive Budget to the Legislature on February 12, 2009, and it is expected to be enacted by the State Legislature in the summer of 2009. Net General Fund–General Purpose Consensus revenue for Fiscal Year 2008-09 was estimated to be $8.306 billion. After factoring in revenue items not included in the current forecast, including certain transfers and the $457.9 million beginning balance for the year, total available General Fund–General Purpose resources were forecast to be $9.549 billion.

     Personal Income Tax. Total income tax collections were forecasted to be $6.501 billion. The General Fund–General Purpose portion of net income tax collections was estimated to be $4.501 billion for Fiscal Year 2008-09.

     Single Business Tax and Michigan Business Tax. The SBT was repealed after December 31, 2007. As a result, the State estimates that it will disburse $43.2 million in Fiscal Year 2008-09 in refunds owed to taxpayers under the SBT.

     Net MBT collections for Fiscal Year 2008-09 were forecasted to be $2.587 billion. The General Fund portion of the MBT was forecasted to be $1.858 billion. The MBT was enacted to replace the SBT and is effective January 1, 2008.

     Sales Tax. Gross sales tax collections were forecasted to total $6.49 billion. The General Fund–General Purpose portion of the sales tax has been increased in recent years by reductions in the amount of sales tax paid out in revenue sharing to local units of government. After factoring in cuts to revenue sharing and other proposed budget adjustments, total General Fund–General Purpose sales tax collections were forecast to be $604.1 million.

     Use Tax. Gross use tax collections were forecasted to total $1.268 billion. The General Fund–General Purpose portion of use tax was forecasted to be $845 million.

State and State-Related Indebtedness

     Debt Provisions. The State Constitution limits State general obligation debt to (1) short-term debt for State operating purposes, (2) short- and long-term debt for the purpose of making loans to school districts and (3) long-term debt for voter-approved purposes.

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     Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

     Debt incurred by the State for the purpose of making loans to school districts may be issued in whatever amount that is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

     There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

     General Obligation Debt. The State has issued and has outstanding general obligation full faith and credit bonds and notes for environmental and natural resource protection, recreation and school loan purposes. As of September 30, 2008, the outstanding principal amount of all State general obligation bonds was approximately $1.477 billion. The State issued $215.1 million in general obligation bonds in Fiscal Year 2003-04, $146.1 million in general obligation bonds in Fiscal Year 2004-05, and $214.8 million in general obligation bonds in Fiscal Year 2005-06. The State also issued $138.7 million in general obligation refunding bonds, which refunded prior bonds in Fiscal Year 2003-04; $601.4 million in general obligation refunding bonds which refunded $567.6 million of prior bonds in Fiscal Year 2004-05; and $4.0 million in general obligation bonds which refunded prior bonds in Fiscal Year 2005-06. The State did not issue any general obligation bonds in Fiscal Year 2006-07. In Fiscal Year 2007-08, the State issued $233.8 million in general obligation bonds, part of which refunded $189.5 million of prior bonds. On November 6, 2008, the State issued $143 million in general obligation refunding bonds, which refunded $140.6 million of prior bonds.

     On February 4, 2004, the State issued $1.292 billion in general obligation notes, for cash flow purposes, which matured and were repaid on September 30, 2004. On November 22, 2004, the State issued $1.261 billion in general obligation notes, for cash flow purposes, which matured and were repaid on September 30, 2005. On November 22, 2005, the State issued $1.287 billion in general obligation notes for cash flow purposes, which matured and were repaid on September 29, 2006. On December 13, 2006, the State issued $1.3 billion in general obligation notes, for cash flow purposes, which matured and were paid on September 28, 2007. On December 20, 2007, the State issued $1.35 billion in general obligation notes, for cash flow purposes, which matured and were paid on September 30, 2008. On November 13, 2008, the State issued $900 million in general obligation notes for cash flow purposes, which mature on September 30, 2009. On December 17, 2008, the State issued $500 million in general obligation notes for cash flow purposes, which also mature on September 30, 2009.

     The State has authorized the issuance of Multi-Modal General Obligation School Loan Bonds in the amount of $600 million. As of January 30, 2009, there was $192.6 million of such bonds being held as bank bonds under a bank liquidity facility

     School Bond Qualification and Loan Program. The State may issue notes or bonds without voter approval for the purpose of making loans to school districts. The net proceeds of such notes and bonds are deposited in the School Bond Loan Fund, which is used to make loans to school districts for payment of debt service on general obligation qualified bonds issued by local school districts for capital improvements.

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     If the minimum amount which a school district would otherwise have to levy in any year to pay principal and interest on its "qualified" bonds exceeds 13 mills, or such lesser millage rate as may be provided by statute, the school district may elect to borrow the excess from the State. So long as a school district levies at or in excess of this limit, it is not required to repay its loan from the State and the loan continues to accrue interest. In addition, every "qualified" school district is required to borrow and the State is required to lend to it any amount necessary for the school district to avoid a default on its qualified bonds. As of December 31, 2008, outstanding principal of and interest on school district loans from the State totaled approximately $905 million. Any money repaid by school districts on loans made from the School Bond Loan Fund shall be deposited in the State's General Fund.

     As of July 20, 2005, pursuant to State statutory authority, the proceeds of sale of notes or bonds issued by the State to make loans to school districts shall be deposited in the School Loan Revolving Fund. Additionally, unless amounts on deposit in the School Loan Revolving Fund (the "SLRF") are insufficient for the purpose of making loans to school districts, the State Treasurer may cause loans to school districts to be made from the SLRF.

     In March 2008, the MMBA issued $553 million of School Loan Revolving Fund Revenue and Refunding Bonds (the "SLRF Bonds"). A portion of the proceeds of the SLRF Bonds was used to purchase loan repayments with respect to qualified loans from the State or deposited in the SLRF to be used to make loans to "qualified" school districts. Monies repaid by school districts on these loans may be used to make new qualified loans and it is intended that the issuance of the SLRF Bonds and additional revenue bonds, if any, by the MMBA in the future may reduce or eliminate the need for the State to issue general obligation bonds to make capital improvements.

     As of December 31, 2008, approximately $14.1 billion in principal amount of "qualified" bonds of local school districts was outstanding. The State has been required only once to advance monies to make a debt service payment on behalf of a school district, other than for routine loans. In that case the tax collections available to the school district for payment of debt service were escrowed on the due dates because of litigation. After the litigation was completed, the escrowed funds were paid in full to the State to satisfy in full the monies advanced by the State.

     Special Obligation Debt. The Department of Transportation, Department of Natural Resources, State Building Authority, the Michigan Underground Storage Tank Financial Assurance Authority, the Michigan State Housing Development Authority and the Michigan Tobacco Settlement Finance Authority have outstanding as of September 30, 2008, $9.081 billion of various revenue and special obligation debt and have the authority to issue such debt in the future.

Litigation

     The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

     On November 15, 2000, more than 365 Michigan school districts and individuals filed Adair, et al. v. State, et al. ("Adair") in the Michigan Court of Appeals. In an amended complaint, the school district plaintiffs increased their number to 463. The Adair plaintiffs assert that the State has, by operation of law, increased the level of various specified activities and services beyond that which was required by State law as of December 23, 1978 and, subsequent to December 23, 1978, added various specified new activities or services by State law, including mandatory increases in student instruction time, without providing funding for these new activities and services, all in violation of the Michigan

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Constitution. The Adair plaintiffs have requested declaratory relief, attorneys' fees and litigation costs, but do not seek a money judgment.

     On April 23, 2002, the Court of Appeals dismissed the plaintiffs' complaint in Adair in its entirety and with prejudice. The court held that all of the plaintiffs were barred from prosecuting all but one of their claims. With regard to the record-keeping claim, the court held that this is not a new activity or an increase in the level of a state-mandated activity within the meaning of the Michigan Constitution. The Adair plaintiffs filed an application for leave to appeal in the Michigan Supreme Court on May 14, 2002. The Michigan Supreme Court granted the plaintiffs' application for leave to appeal. Oral argument was held, and on June 9, 2004, the Michigan Supreme Court issued an opinion affirming the Court of Appeals' decision that the majority of the plaintiffs' claims were barred. As to the record-keeping claim, the Michigan Supreme Court reversed the Court of Appeals and remanded the issue. On August 4, 2005, the Court of Appeals granted the State's motion for summary disposition and dismissed the plaintiffs' remaining claim with prejudice. The Adair plaintiffs again filed an application for leave to appeal in the Michigan Supreme Court. In response, on March 8, 2006, the Michigan Supreme Court issued an order vacating the August 4, 2005, Court of Appeals' decision and remanded the issue to the Court of Appeals for reevaluation of the record-keeping claim.

     In April 2006, the Court of Appeals referred this case to Special Master Pamela R. Harwood, who was directed to determine whether the recordkeeping obligations imposed on plaintiff school districts constitute either a new activity or service or an increase in the level of a state-mandated activity or service within the meaning of the State Constitution.

     The Special Master conducted hearings throughout the summer of 2007, and the parties filed post-hearing briefs during the fall of 2007. On January 27, 2008, the Special Master issued her opinion, finding that the increased recordkeeping and reporting requirements imposed upon the school districts by the State was an attempt by the State to shift the burden to comply with additional requirements to the districts without appropriating the necessary costs to comply. She concluded that this was a shifting of the recordkeeping and reporting requirement burden from the State to the local units of government in violation of the State's Constitutional provisions.

     As a result, the State filed objections to the Special Master's opinion with the Court of Appeals and the school districts sought attorney fees in the Court of Appeals.

     On July 3, 2008, the Court of Appeals issued its opinion essentially adopting the conclusions of law and factual findings of the Special Master. The Court entered a declaratory judgment in favor of the plaintiffs requiring that the State fund the "necessary costs associated with the data collection reporting mandates" associated with the Center for Educational Performance and Information. The Court denied the plaintiffs' request for attorney fees.

     The State moved for reconsideration as to the merits of the Court of Appeals' opinion, and the plaintiffs moved for reconsideration as to the portion of the opinion denying attorney fees. On August 27, 2008, the Court of Appeals denied both parties' motions for reconsideration.

     On October 6, 2008, the plaintiffs filed an application for leave to appeal the attorneys fee aspect of the Court of Appeals decision. On October 8, 2008, the State filed its own application for leave to appeal raising several claims, including that the Court of Appeals erred in not requiring the plaintiffs to prove that they have actually incurred necessary increased costs. The State also challenged the Court of Appeals opinion claiming that the recordkeeping requirement is an optional activity that school districts perform in order to receive school funding and that the adoption of the amendment to the State

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Constitutional provides the necessary State funding to school districts to perform the recordkeeping requirements.

     The parties are awaiting a decision whether the State Supreme Court wilt consider their respective applications for leave to appeal. The ultimate outcome of the case is not presently determinable.

Dreyfus Minnesota Fund

Demographic and Economic Information

     State resident population grew at an average annual compound rate of 1.2% from 1990 to 2000, increasing from approximately 4.39 million to 4.934 million. U.S. population also grew at an annual compound rate of 1.2% during this period. Between 2000 and 2007, the State's population grew at an annual compound rate of 0.8% as compared to 1.0% for the nation. The State's population grew 0.7% between 2007 and 2008. State population is currently forecast by the U.S. Department of Commerce to grow at an annual compound rate of 0.79% between 2005 and 2030, compared to 0.83% nationally.

     Since 1990, State per capita personal income has usually been within 10% of national per capita personal income and has generally remained above the national average. In 2008, Minnesota per capita personal income was 107.6% of its U.S. counterpart at $42,772, ranking highest in the twelve-state north central region. From 2007 to 2008, personal income declined 0.5%.

     The structure of the State's economy generally parallels the structure of the U.S. economy as a whole. Minnesota's employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors the share of total State employment was within 2.5% of national employment share.

     Another measure of the vitality of the State's economy is its unemployment rate. In 2007, the State's unemployment rate averaged 4.6%, the same as the national average. In 2008, Minnesota's unemployment rate barely exceeded the national rate for a number of months, but fell in May to 5.0%, slightly below the nation's at 5.2%. It remained below the national rate for the rest of the year, peaking at 6.8% in December compared to the national rate of 7.1%. The 2008 average unemployment rate was 5.4% (5.8% nationally). The State's unemployment rate has continued to grow in the early months of 2009, reaching 8.4% in June 2009. The national unemployment rate in June 2009 was 9.7%. Overall employment growth in the nation exceeded the State's employment growth from 2000 to 2008 by 1.8%. Minnesota non-farm employment, however, grew 4.2%, as opposed to 5.9% nationally from 2003 to 2007, but grew only 2.8% overall from 2000 to 2008.

     In 2008, manufacture of durable goods comprises 7.7% of total State employment, with manufacture of non-durable goods at 4.3%. The largest employment sector is education and health services, at 15.7%, followed by trade at 15.2%, and government at 14.9%. The manufacture of computers and electronic products constituted 24.4% of the State's durable goods employment sector, as compared to 14.7% nationally. 2008 employment was also highly concentrated in the fabricated metals and machinery, for a combined total of 35.6% of all durable goods manufacturing.

     Although agriculture makes up only 1.8% of Minnesota's total employment, compared with 1.6% nation-wide, over half of the State's acreage is devoted to agricultural purposes. In 2008, 35.7% of the State's non-durable goods employment was concentrated in food manufacturing, which relies heavily on renewable resources in Minnesota. Mining is currently a less significant factor in the State economy than it once was. However, the State retains vast quantities of taconite as well as copper, nickel, cobalt, and peat, which may be utilized in the future.

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State Budget and Financing

     Budgeting Process. The State's constitutionally prescribed fiscal period is a biennium, and the State adopts budgets on a biennial basis. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year. The biennium which began on July 1, 2005 and ended on June 30, 2007, is referred to herein as the "2005-2007 Biennium." The biennium that began on July 1, 2007 and which ended on June 30, 2009, is referred to herein as the "Previous Biennium." The biennium which began July 1, 2009 and will end on June 30, 2011 is referred to herein as the "Current Biennium." The biennium which will begin on July 1, 2011 and end on June 30, 2013, is referred to herein as the "Next Biennium." Major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium.

     The State's biennial budget appropriation process relies on revenue and expenditure forecasting, updated throughout the biennium, as the basis for establishing aggregate revenue and expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and Federal tax and expenditure policies underlie these forecasts. In the forecasts it is assumed that existing Federal tax law and current Federal budget authority will remain in place. Reductions in Federal spending programs may affect State spending. Finally, even if economic and Federal tax assumptions are correct, revenue forecasts are still subject to other variables and some normal level of statistical deviations.

     The State Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to State agencies or political subdivisions for this purpose, as the Legislature may direct, and to finance the development of the agricultural resources of the State by extending credit on real estate security, as the Legislature may direct. All such debt is evidenced by the issuance of State bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. There is no limitation as to the amount or interest rate of bonds that may be authorized for these and certain other purposes.

     General Operating Funds. The State Constitution requires the State to maintain a bond fund (the "Debt Service Fund") and provides that when the full faith and credit of the State has been pledged for the payment of State general obligation bonds the State Auditor is required to levy each year a tax on all taxable property in the State in the amount needed, if any, with the balance then on hand in the Debt Service Fund, to pay all principal and interest due and to become due on such bonds through July 1 of the second ensuing year.

     The General Fund accounts for all financial resources except those required to be accounted for in another fund. Revenues, expenditures, transfers and fund balance information in budgetary fund statements may differ from those in the State's GAAP based Comprehensive Annual Financial Report ("CAFR"). The primary difference is the recognition of accruals, reimbursements, deferred revenue, intrafund transactions and the budgetary basis of accounting for encumbrances. In the modified accrual basis used in the CAFR, expenditures are recognized when goods or services are received regardless of the year encumbered. In budgetary fund statements, encumbrances are recognized as expenditures in the year encumbered. The budgetary fund statements do not represent the State's official financial report but rather are prepared as a supplement to the budget documents. As of February 2009. the projected unreserved fund balance of the General Fund for Fiscal Year 2008 was $236 million, down from $2.25 billion at the end of Fiscal Year 2007.

     The cash flow account (the "Cash Flow Account") was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The

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use of funds in the Cash Flow Account is governed by statute. The Cash Flow Account was at $350 million at the end of the Previous Biennium.

     The budget reserve account (the "Budget Reserve Account") was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Legislature funded the Budget Reserve Account at $686 million for the Previous Biennium. Actions in Fiscal Years 2008 and 2009 reduced this account to zero.

     The tax relief account (the "Tax Relief Account") was established in the General Fund and is treated as a General Fund reserve. The use of the funds from this account requires legislative action. The 2006 Legislature reduced the Tax Relief Account balance from $317 million to $110 million for the 2005-2007 Biennium. Any year-end balance in odd-numbered fiscal years is deposited to the account. The 2007 Legislature reduced the Tax Relief Account balance from $110 million to zero.

Fiscal Matters

     2007-09 Biennium Budget. In February 2008, net non-dedicated revenues for the Previous Biennium were forecast to total $31.73 billion, a decrease of $1.119 billion (3.4%) from levels projected in the February 2007 forecast. Receipts from individual income taxes were forecast to total $15.345 billion, lower than those expected in 2007 due to slower growth in wages and declines in no-wage income. Sales tax receipts were forecast to be $9.145 billion. Corporate income taxes were forecast at $1.760 billion. Motor vehicle sales tax receipts were projected to total $293 million. Statewide property tax receipts were expected to be $1.442 billion, and other non-dedicated revenues were projected to total $2.223 billion.

     Expenditures for the Previous Biennium were forecasted to total $34.718 billion in February 2008, an increase of $64 million from levels estimated in the February 2007 forecast. Minor increases in K-12 education and health and human services funding accounted for the change. Those increases were slightly offset by reductions in debt service, property tax aids and credits, and dedicated spending. The budget enacted by the 2007 Legislature reflected little change from the February 2007 forecast, and therefore from the February 2008 expenditures. K-12 education accounted for 40% of the total General Fund expenditure, increasing $784 million over prior forecast spending. The remaining bulk of spending was for increased costs in Minnesota's Medicaid program—28% of authorized available funds were spent on the program, an increase of $235 million from previous forecast levels for Health and Human Services spending. Cash flow accounts remained the same across the 2007 and 2008 forecasts at $350 million, and budget reserves decreased by $33 million.

     2007-09 Biennium Update. During the 2008 session, the Legislature enacted a number of significant revenue and appropriations measures in the General Fund and other State funds for the Previous Biennium, including approving the inclusion of a proposal on the November 2008 ballot to increase the State's general sales tax by 3/8 of 1%. In addition, $110 million of balances in other funds also provided revenues that contributed to budget balancing for the Previous Biennium, the largest among these a $50 million transfer from the State's Health Care Access Fund. The Legislature also made certain tax law changes that expand the State's collection of revenue from foreign operating corporations, which was expected to increase corporate tax revenue by $109 million in the Previous Biennium.

     The Legislature reduced General Fund spending by $125 million compared with the February 2008 forecasts through increased spending initiatives but reduced previously appropriated amounts for most agencies. In particular, health and human services spending was reduced by $172 million. Planning estimates for the Current Biennium, based on the February 2008 forecast, indicated that there would be a

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structural shortfall of $946 million, meaning that projected total revenues would be lower than total expenditures. The Legislature also implemented certain spending changes that will affect commitments to provide property tax aid to counties and cities as well as individual homeowners. The expected impact of these changes is $185 million in the Current Biennium.

     Previous Biennium General Fund revenues were projected to be $32.86 billion, a 1.6% increase from the 2005-2007 Biennium. General Fund expenditures were forecasted to be $34.59 billion, or 9.9% more than the 2005-2007 Biennium. The projected balance for June 30, 2009 at the end of the 2008 Legislative session was $509 million (unreserved), a Cash Flow Account of $350 million and a Budget Reserve Account of $153 million, leaving a total of $6 million (unrestricted) in the General Fund to be carried forward to the Current Biennium.

     In November 2008, revised forecasts of General Fund revenues and expenditures for the Previous Biennium were released. The current recession was forecast to reduce revenues and add slightly to expenditures. Revenues were expected to fall $412 million (1.3%) below prior estimates. Actual receipts for Fiscal Year 2008 were $398 million (2.4%) more than forecast, but receipts for Fiscal Year 2009 were then expected to fall $810 million (4.9%) below earlier projections. Receipts from the individual income tax, sales tax, and the corporate income tax were estimated to decline by 1.9%, 1.6% and 3.1% respectively. When combined with small increases in spending, the result was an estimated $426 million deficit for the Previous Biennium.

     Projected spending for the Previous Biennium was expected to be higher than spending in the 2005-2007 Biennium. Health and human services spending estimates increased over the previous forecast. Net spending in all other areas was nearly flat due to the fact that Minnesota law required Fiscal Year 2007 legislative appropriations be the base for the Previous Biennium budget planning.

     Based on the November 2008 forecast of a projected deficit in the General Fund, actions were taken to balance the Previous Biennium's budget. This was done by first using all of the funds in the Budget Reserve Account and then by a reduction in transfers and unexpended allotments from the General Fund. These actions reduced the Fiscal Year 2009 deficit to $42.2 million. To resolve the remaining deficit, cabinet agencies were instructed to submit by January 2, 2009, detailed plans identifying specific reductions totaling $40 million. A voluntary reduction of $2.2 million was also made by the legislature.

     In February 2009, the forecasts of General Fund revenues and expenditures for the Previous Biennium were again revised. The February 2009 forecast reflected three key changes made in the Previous Biennium since the November 2008 forecast: (1) the executive branch took actions to balance the budget; (2) the Federal stimulus bill reduced state obligations in the Medical Assistance program and (3) forecast changes were made in revenues and expenditures.

     As a result of Federal stimulus legislation, the American Recovery and Reinvestment Act ("ARRA"), the total projected reduction in Fiscal Year 2009 General Fund obligations for the Federal Medical Assistance Program ("FMAP") was $464 million. A decline in forecast revenues of $291 million was partially offset by a decline in forecast expenditures of $63 million. Between November 2008 and January 2009 receipts from the individual income tax, the sales tax, and the corporate income tax were all below forecast. Previous Biennium General Fund revenues were projected to be $32.23 billion. General Fund expenditures were forecasted to be $33.89 billion. The projected balance for June 30, 2009 at the end of the 2009 Legislative session was $236 million (unreserved), a Cash Flow Account of $350 million and a Budget Reserve Account of $0.

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     Current Biennium Budget. In November 2008, a forecast for the Current Biennium was released. Current Biennium revenues were forecast to be $579 million (1.8%) below levels forecast for the Previous Biennium. Then current law spending was expected to grow by 6.1% over Previous Biennium levels. Total revenues were forecasted to decline 9.4% below previous estimates, reducing projected revenues for the Current Biennium by $3.321 billion. That revenue reduction, combined with projected spending increases in Health and Human Services, increase the estimated budget deficit for the Current Biennium to $4.847 billion. The forecast indicated that about 40% of the decline in revenues from the Previous Biennium was due to the economic downturn. The remainder was caused by revenue reductions already included in previous estimates.

     Current Biennium Update. Revised forecasts of General Fund revenues and expenditures for the Current Biennium were prepared at the end of February 2009. The shortfall for the Current Biennium was projected to be $4.570 billion. This was an improvement of $703 million from the $5.273 billion shortfall projected in November 2008. However, the improvement was largely due to the projected balance in Fiscal Year 2009 that carried forward into the Current Biennium. A reduction in health and human services spending of $1.359 billion due to the ARRA was almost completely offset by other underlying forecast changes. General Fund revenues were expected to be $1.166 billion less than projected in November 2008. The forecasts for all three major taxes were reduced. Forecast spending increased $152 million primarily due to increased caseloads in the health and human services area.

     ARRA was signed into law on February 17, 2009 by President Obama. ARRA is a $787 billion package, providing tax relief, fiscal stabilization for states and additional spending for infrastructure and other Federal programs. The State is expected to receive a total of $4.6 billion in ARRA funds. Of this amount, $2.6 billion is allocated to offset General Fund spending in the Current Biennium. The additional $2.0 billion in ARRA funds to be received is for competitive or formula grants for a variety of infrastructure and program categories including transportation and energy projects.

     During the 2009 legislative session, the Legislature enacted a number of revenue and appropriations measures in the General Fund and non-general funds for the Current Biennium. The 2009 legislative session ended on the constitutional deadline of May 18, 2009 without balancing the budget for the Current Biennium. The approved budget reflects little change in General Fund revenues from the February 2009 forecast for the Current Biennium. The Legislature proposed tax increases and fee adjustments that would increase revenues by $1 billion. The Governor and Legislature failed to agree on an omnibus tax bill, resulting in a gubernatorial veto. Without these proposed changes, forecast revenues for the biennium increased by $225 million from forecast levels, primarily reflecting increases in non-tax revenues and transfers.

     Giving effect to enacted Legislative changes, General Fund resources were then expected to total $31.463 billion. Current Biennium revenues, excluding the balance brought forward from the Previous Biennium, were estimated to be $30.925 billion. General fund expenditures, after session actions were forecasted to be $33.789 billion. Budgeted revenues and expenditures were expected to leave an estimated General Fund deficit of $2.676 billion, including a Cash Flow Account of $350 million.

     Because Current Biennium budget was not balanced at the end of the 2009 Legislative session, the Governor announced that he would act to balance the budget for the Current Biennium. The actions necessary to implement the executive branch action plan were completed on August 7, 2009 and totaled $2.68 billion. They included $695 million in spending cuts, the greatest being $300 million in local aids and credits and $210 million in health an human services.

     While wage and price inflation is included in revenue planning estimates for the Current Biennium, State law prohibits including a general inflation adjustment for projected expenditures. A

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general inflation adjustment of 1.9% in Fiscal Year 2010 and 1.9% in Fiscal Year 2011, applied to total projected spending, would add $1.041 billion to expenditures for the Current Biennium. The larger than anticipated downturn in the economy has reduced State revenues through the end of the forecast horizon. Other things equal, the further decline in the national economic outlook would have increased the budget deficit by $1.318 billion for the Current Biennium. But the Federal stimulus package, coupled with use of the budget reserve and the Governor's spending cuts in Fiscal Year 2009 more than offset the additional projected decline in revenue and increase in spending. General Fund revenues are now forecast to total $30.7 billion in the Current biennium, 3.8% less than in the November 2008 forecast. General Fund expenditures are now expected to be $35.506 billion, $1.165 billion (3.3%) less than in the November 2008 forecast. The budget reserve has been eliminated, but the State's cash flow account continues to have a balance of $350 million.

State Revenues

     Income Tax. The income tax rate schedules for 2009 consisted of three income brackets having tax rates of 5.35%, 7.05% and 7.85%. The tax brackets are indexed annually for inflation, and the base of the tax is Federal taxable income, with selected additions and subtractions. There is an income exclusion for low-income elderly and disabled taxpayers. The exclusion phases out as adjusted gross income and nontaxable sources of income rise. Two earner couples are entitled to a non-refundable credit against tax liability to offset the additional tax liability that results from the "married joint" filing status as opposed to the "single" filing status. The maximum credit per return to offset this "marriage penalty" is $346. In addition, the State tax code contains a refundable childcare credit, a working family credit, and an education credit all targeted at low income parents. Individual income tax receipts for Fiscal Year 2009 are estimated to be $7.21 billion, down 7.1% from Fiscal Year 2008 revenues of $7.76 billion.

     Sales and Use Tax. The sales tax of 6.875% is applicable to most retail sales of goods with the exception of food, clothing and prescription drugs. Purchases made by non-profit organizations and the Federal government and school districts are exempt. Net sales tax revenue for Fiscal Year 2009 is estimated to be $4.38 billion, down 4.2% from Fiscal Year 2008 revenues of $4.57 billion.

     Statewide Property Tax. There is a State general property tax levied on commercial and industrial property, public utility property, unmined iron ore property, and seasonal recreational property. The tax is levied at a uniform rate across the State and adjusted annually for the increase, if any, in the implicit price deflator for government consumption expenditures and gross investment for state and local governments. Net statewide property tax revenue for Fiscal Year 2009 is estimated to be $743 million, up 5.5% from Fiscal Year 2008 revenues of $704 million.

     Corporate Franchise Tax. A flat tax rate of 9.8% is imposed on corporate taxable income. Corporations that do business both in and outside of Minnesota must apportion their taxable income on the basis of a three factor formula that in 2009 gives a 84% weight to sales, a 8.0% weight to payroll and a 9.5% weight to property. Recent statutory changes will incrementally adjust this weighting, so that by 2014 the weight for sales will be 100%. An alternative minimum tax is imposed on Minnesota alternative minimum taxable income (which is similar to Federal alternative minimum taxable income) at a flat rate of 5.8%, to the extent the minimum tax exceeds the regular tax. Corporate income tax revenues for 2009 are estimated to be $652 million, down 36.1% from Fiscal Year 2008 revenues of $1.02 billion.

     Minnesota requires 80% of Federal "bonus depreciation" be added to taxable income and then deducted in five equal parts over the next five years. The effect of this provision is to negate the revenue loss that would otherwise result from Federal "bonus depreciation." Additionally, a fee not exceeding $5,000 is imposed as a part of the franchise tax liability, which is in addition to the regular and alternative minimum tax, which is based on the sum of Minnesota property, payroll and sales.

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     Insurance Gross Earnings Tax. A tax is imposed on the gross premium revenue of insurance companies at the following rates: (a) 1.5% for life insurance; (b) 2% for domestic and foreign company premiums; (c) 1% for mutual property and casualty companies with assets of $5 million or less on December 31, 1989; (d) 1.26% for mutual property and casualty companies with assets in excess of $5 million but less than $1.6 billion on December 31, 1989; (e) 3% for surplus line agents; (f) a 0.5% Fire Marshal tax on fire premiums; (g) a 2% surcharge on fire premiums for property located in cities of the first class; and (h) a 1% health maintenance organizations ("HMOs") tax.

     Motor Vehicle Sales Tax. Motor vehicle sales, new and used, are exempt from the sales and use tax, but are subject to a 6.5% motor vehicle sales tax. The tax is collected at the time of title registration or transfer. For Fiscal Year 2010, 53.75% of the collections are dedicated to transportation related funds.

Other Taxes.

     Liquor, Wine and Fermented Malt Beverages. Liquor is taxed at $5.03 per gallon. Wine is taxed at rates that vary from 30¢ per gallon to $3.52 per gallon, depending on the alcohol content. Beer is taxed at $2.40 per 31-gallon barrel for beer with alcoholic contents of 3.2% by volume or less, and $4.60 per 31-gallon barrel for strong beer. A tax of 2.5% is imposed on the retail sales of alcoholic beverages, in addition to the 6.875% sales tax on alcohol.

     Cigarette and Tobacco Products Taxes. The excise tax on cigarettes is 48¢ per pack. Tobacco products other than cigarettes are subject to an excise tax, imposed on distributors thereof, equal to 35% of the wholesale price of such tobacco products. A 75¢ per-pack health impact fee is imposed on cigarettes and a health impact fee of 35% is imposed on tobacco products. In lieu of a 6.5% sales tax on cigarettes, a wholesale tax is imposed at rates, adjusted annually, to yield revenues equivalent to a 6.5% retail sales tax.

     Estate Tax. The tax base is the Federal gross estate less various exemptions and deductions. The tax may not exceed the State death tax credit.

     Mortgage Tax. A tax of 23¢ is imposed on each $100 dollars of debt secured by real property. Ninety-seven percent of the proceeds go to the General Fund and 3% to the country in which the property is located.

     Deed Tax. A tax of $1.65 per $500, or .0033% for increments less than $500 of consideration, is imposed on the transfer of real estate by any deed, instrument, or writing. Ninety-seven percent of the proceeds go to the General Fund and 3% to the county in which the property is located.

     Legalized Gambling Taxes. The State also imposes a 6%, 17% or 23% tax on the takeout of pari-mutuel horse races at licensed tracks. An 8.5% tax is imposed on bingo, raffles and paddlewheels gross receipts less prizes of organizations licensed to operate such games of chance. A 1.7% tax is imposed on the "Ideal Gross" of each pull-tab or tipboard deal sold by a distributor. In addition, a "Combined Receipts Tax," with rates ranging from 1.7% to 5.1%, is imposed on organizations with pull tab and tip board gross receipts in excess of $500,000 per year.

     In addition to the major taxes described above, other sources of non-dedicated revenues include minor taxes, unrestricted grants, certain fees and charges of State agencies and departments, and investment income. The General Fund receives no unrestricted Federal grants. The only Federal funds deposited into the General Fund are to reimburse the State for expenditures on behalf of Federal programs.

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     Tobacco Settlement. On May 8, 1998, the State settled a lawsuit that it had initiated against several tobacco companies. The settlement requires the defendant tobacco companies to make annual payments to the State of between $165 million and $204 million. The payments are to be made at the beginning of the year and into perpetuity. These amounts are adjusted based on the volume of tobacco products sold and the Consumer Price Index.

State Expenditures

     Health Care. In 1992 the Legislature established the MinnesotaCare® program to provide subsidized health care insurance for long term uninsured Minnesotans. The program is not part of the General Fund. A separate fund, called the Health Care Access Fund, was established as a special revenue fund to account for revenues and expenditures for the MinnesotaCare® program. Program revenues are derived primarily from a 2% gross revenue tax on hospitals, health care providers and wholesale drug distributors, and a 1% gross premium tax on nonprofit health service plans and HMOs. The 2008 Legislature created a loan from the Health Care Access Fund to the General Fund in the amount of $50 million. When the Commissioner of Health determines that accumulated savings to state-administered health care programs from enacted health care reform reach $50 million, a transfer in a like amount must be made from the General Fund to the Health Care Access Fund. Based on current estimated revenues, the projected transfer to the General Fund from the Health Care Access Fund in Fiscal Year 2009 is $157 million, leaving a balance of $280 million.

     Education. The State also has established a school district credit enhancement program. Current law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Education to pay debt service due on school district tax and state-aid anticipation certificates of indebtedness, certificates of indebtedness and capital notes for equipment, certificates of participation and school district general obligation bonds, in the event that a school district notifies the Commissioner that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the Commissioner that it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the General Fund to the Commissioner of Education the amount needed to pay any warrants that are issued.

     The amounts paid on behalf of any school district are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Education. As of June 30, 2009, there were approximately $157 million of certificates of indebtedness enrolled in the program all of which will mature within a fourteen-month period. The State expects that school districts will issue certificates of indebtedness next year and will enroll these certificates in the program in about the same amount of principal as this year.

     School districts may issue certificates of indebtedness or capital notes to purchase certain equipment. The certificates or notes may be issued by resolution of the board, must be payable in not more than five years, and are payable from school district taxes levied within statutory limits. School districts are authorized to issue general obligation bonds only when authorized by school district electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district for the years and in amounts sufficient to produce sums not less than 105% of the principal of and interest on the bonds when due. As of June 30, 2009, the total amount of principal on certificates of indebtedness and capital notes issued for equipment, certificates of participation and bonds, plus the interest on these obligations, through the year 2034, was approximately $12.0 billion. However, more certificates of indebtedness, capital notes, certificates of participation and bonds are expected to be enrolled in the program and these amounts are expected to increase.

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     Based upon the amount of certificates of indebtedness and capital notes for equipment, certificates of participation and bonds now enrolled in the program, during the Current Biennium the total amount of principal and interest outstanding as of June 30, 2009 is about $1.6 billion, with the maximum amount of principal and interest payable in any one month being $564 million. The State has not had to make any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the school districts.

     County Credit Enhancement Program. Minnesota has also established a County Credit Enhancement Program. The law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorizes the Public Facilities Authority to pay debt service coming due on certain county general obligation bonds, in the event that the county gives proper notice that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the State that it has not received timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the General Fund to the Public Facilities Authority the amounts needed to pay any warrants that are issued.

     The amounts paid on behalf of any county are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Public Facilities Authority. Counties are authorized to issue general obligation bonds and must levy a direct, irrevocable ad valorem tax on all taxable property in the county for the years and in amounts sufficient to produce sums not less than 5% in excess of the principal of and interest on the bonds when due. The program enrolls county general obligation bonds issued for jails and correctional facilities, law enforcement facilities, social services and human services facilities, and solid waste facilities.

     As of June 30, 2009, the total amount of principal on bonds plus interest on the bonds enrolled in the program, through the year 2031, was approximately $398 million. More bonds are expected to be enrolled in the program, and these amounts are expected to increase. Based upon the bonds enrolled in the program, during the Current Biennium the total amount of principal and interest outstanding as of June 30, 2009 is $40.5 million with the maximum amount of principal and interest payable in any one month being $15.1 million. The State has not had to make any debt service payments on behalf of counties under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the counties.

     Trunk Highway System. The State's trunk highway system consists of 11,883 miles of highway, 3,585 bridges over 20 feet long, and 1,049 administrative and maintenance buildings, and is maintained by the Minnesota Department of Transportation ("DOT"). The State's Constitution establishes a Trunk Highway Fund, proceeds from which are used solely for highway system purposes, including payment of principle and interest on highway system bonds. The Trunk Highway Fund's primary sources of revenues are motor vehicle and fuel taxes. These taxes are collected into the Highway User Tax Distribution Fund, which distributes revenue according to a distribution formula periodically reset by the Legislature. Generally, 62% of this revenue is transferred into the Trunk Highway Fund and the remaining revenue is transferred to the County State Aid Highway Fund and the Municipal State Aid Street Fund. The 2007 Legislature directed that an additional $12.94 million in Fiscal Year 2008 and $15.23 million in Fiscal Year 2009 be transferred from the County State Aid Highway Fund into the Trunk Highway Fund.

     The 2008 Legislature increased the tax on motor fuels, and preliminary revenue estimates were $743 million to the Highway User Tax Distribution Fund in Fiscal Year 2009, after refunds, collection costs and other transfers. Of this amount, $438 million was transferred to the Trunk Highway Fund.

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Collections of $837 million are forecast for Fiscal Year 2010 to the Highway User Tax Distribution Fund, with a resulting transfer of $493 million to the Trunk Highway Fund. Motor vehicle registration taxes generated an estimated $499 million in Fiscal Year 2009, after refunds and collection costs, of which $294 million was transferred to the Trunk Highway Fund. The DOT estimates collections to be $511 million in Fiscal Year 2010 to the Highway User Tax Distribution Fund, with a resulting transfer of $301 million to the Trunk Highway Fund.

     The State, in partnership with the Federal Highway Administration, manages the capital maintenance and upgrading of the trunk highway system. An annual Statewide Transportation Improvement Program is updated every six years, and details the capital projects undertaken by the State. The State issues trunk highway bonds for advance construction on these projects, and subsequent funds authorized and issued by the Federal Highway Administration contribute to the project financing. The 2007 Legislature authorized $20.2 million, and the 2008 Legislature authorized $1.8 billion for trunk highway bonds. The 2009 Legislature authorized $40 million for construction of trunk highway interchanges and matching funds for federal projects and $2.7 million for the reconstruction and repair of trunk highways and trunk highway bridges located in the area that suffered flood-related damages in 2008.

State Indebtedness

     The total amount of State general obligation bonds outstanding as of August 1, 2009 was approximately $4.7 billion. The State had $2.8 billion in authorized but unissued general obligation bonds.

     Ratings. The State's general obligation bonds are rated Aa1 by Moody's and AAA by S&P and Fitch.

Litigation

     While at any given time, including the present, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues, the State Attorney General is of the opinion that, except as discussed below, no pending actions are likely to have a material adverse effect in excess of $10 million on the State's expenditures or revenues.

     Tort Claims. Payment of tort claims against the State is made from funds appropriated by the Legislature to agencies for general operations to the extent such funds are available. The Tort Claims appropriations for each of the Fiscal Years 2007, 2008 and 2009 are $761,000. Up until June 30, 2009, the maximum limit of liability for Minnesota tort claims is $400,000 per claim, and $1,200,000 per occurrence. Beginning on July 1, 2009, maximum limits will be raised to $500,000 and $1,500,000, respectively.

     I-35W Bridge Collapse. The Interstate 35W bridge over the Mississippi River collapsed on August 1, 2007, causing approximately $400 million in damage. Thirteen people were killed, and approximately 145 were injured. The bridge was maintained and inspected by the DOT, and the National Transportation Safety Board is investigating the cause of the collapse. The Legislature established a victim's compensation fund and appropriated $36.64 million for payments to decedents and claimants. A panel of three attorneys determined the amount of payments out of this fund. All 179 claimants accepted payments in the aggregate amount of about $37 million on the condition that they waived the right to sue the State for additional recovery. However, the majority of those claimants have commenced litigation against the original bridge designer, an engineering firm that inspected the bridge under contract with the

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State, and a construction company that was performing work on the bridge at the time of the collapse. The State is a third party to this litigation. Although the State's position is that its exposure in this litigation is capped at $1 million, the constitutionality of this cap may be challenged.

     Eminent Domain Actions. At any one time, there are hundreds of Department of Transportation eminent domain actions being litigated in district courts throughout the State. There is a continuous flow of such cases, with the actual number depending on many factors such as the number of parcels of land that can be acquired by direct purchase, the construction needs of the department and revenues available for highway projects. In the aggregate, the potential cost to the State for property that has been or will be acquired exceeds $15 million. Liability arising out of decisions unfavorable to the State may impact the State's Trunk Highway Fund.

     Other Non-Tort Claims. Lawsuits based on non-tort theories furnish another basis for potential liability. The following cases or categories of cases, in which the State, its officers or employees, are defendants have been noted because an adverse decision in each case or category could result in an expenditure of state monies of over $15 million in excess of current levels.

     ACS State and Local Solutions, Inc. v. State of Minnesota, through its Commissioner of the Department of Human Services. In May 2008, the Department of Human Services ("DHS") terminated a software development contract with the plaintiff, who had acquired the contract in 2005 as a result of an asset acquisition. The plaintiff filed suit in September 2008 and claimed damages in excess of $50,000. DHS has filed a counterclaim, and estimates that a finding in favor of the plaintiff could result in costs to the General Fund in excess of $15 million. The case is scheduled to go to trial in late 2010.

     BNSF Railway Co. v. Minnesota Department of Revenue and the State of Minnesota. Plaintiff seeks an injunction and declaratory relief finding the State sales and use tax on the plaintiff's purchase of railroad fuel is a violation of Federal law. The factual and legal issues in this case are substantially similar to those in the Union Pacific case where the U.S. Court of Appeals for the Eighth Circuit held that the State's sales and use tax did violate Federal law. The parties have reached a tentative settlement on the legal issues and are in the process of finalizing the settlement agreement, which was expected to be completed in August 2009.

     Great Lakes Gas Transmission LP v. Commissioner of Revenue, Northern Border Pipeline Co. v. Commissioner of Revenue, Viking Gas Transmission Co. v. Commissioner of Revenue. Plaintiff companies transport natural gas and use a portion of the gas to run their compressor engines. Minnesota imposes a tax on "the privilege of using, storing, distributing, or consuming in Minnesota tangible personal property purchased for use, storage, distribution, or consumption in this state." Plaintiffs challenge the imposition of the tax. Judgment was granted to the Commissioner of Revenue in spring of 2008. The plaintiffs appealed and in January 2009, the Court of Appeals affirmed the District Court's grant of summary judgment to the Commissioner on all claims. The pipelines subsequently filed a Petition for Review to the Minnesota Supreme Court, which the Court denied in April 2009. The time for any additional appeals has expired.

     The Home Insurance Company v. Special Compensation Fund, and Minnesota Department of Labor and Industry (Ramsey County District Court). The Home Insurance Company ("HIC") seeks a declaration that it is entitled to reimbursement from the Special Compensation Fund for certain workers' compensation payments it has made. HIC, which is in liquidation, seeks the reimbursement to which it claims it is entitled under the State's workers' compensation scheme, and without recourse to the General Fund. The State has denied HIC's requests for reimbursement, raising various statutory defenses and that HIC is not entitled to reimbursement under the law. HIC claims it is entitled to $21 million in past and future reimbursements. Defendants expect to file a summary judgment motion in late 2009.

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     McLane Minnesota, Inc. v. Commissioner of Revenue. Plaintiff has challenged the Minnesota tobacco tax on non-cigarette products and requested nullification of an assessment for approximately $180,000 and is seeking a $5.6 million refund of tax previously paid. Plaintiff asserts that the tax violates the Commerce Clauses of the U.S. Constitution, as well as Federal and State equal protection principals. Plaintiff also contends that the tax should be computed on the manufacturing price and not the sales price of tobacco, and should be computed on the price after additional discounts. A decision was rendered in favor of the Commissioner, and the plaintiff appealed. A finding in favor of the plaintiff could have an impact of greater than $15 million. Oral argument was held in April 2009 and a decision is expected in the fall of 2009.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated v. Commissioner of Revenue. Plaintiff engages in securities transactions on a commissions and principal basis, and contends that the DOR erred in using net, rather than gross, receipts in the apportionment formula sales factor for principal transactions. Plaintiff also alleges that the DOR erred in the method used to "source" receipts from principal and commission transactions and in excluding certain intangibles from that formula's property factor denominator. Finally, plaintiff alleges, on various grounds, that DOR's approach violates the equal protection, uniformity and due process clauses of the State and U.S. Constitutions, and the Commerce Clause of the U.S. Constitution. Shortly before trial was scheduled in February 2009, the parties stipulated to all facts eliminating the need for trial. The parties tentatively agreed to a settlement pending the outcome of an audit by the DOR.

     Minnesota Energy Resources Corp. v. Commissioner of Revenue. The plaintiff, a natural gas pipeline company, appeals 2007 and 2008 assessments of the real, personal and operating property of its pipeline, arguing the assessments failed to correctly determine the market value of the property. The market value for the assessed property was $128 million.

     Stewart Title Guaranty Company v. Commissioner of Revenue. DOR assessed the plaintiff for additional insurance premium tax and interest. The issue is whether title insurance premium receipts retained by plaintiff's agents are subject to the premium tax. DOR estimates that a decision in favor of the plaintiff would have an industry-wide impact in excess of $15 million. Summary judgment for Commissioner was granted on all claims. The taxpayer appealed, and on December 4, 2008 the Minnesota Supreme Court issued an opinion upholding the Commissioner's assessment. Stewart Title has not initiated any additional appeals. The time for any additional appeals has expired.

     Union Pacific Railroad Co. & Soo Line Railroad Co. v. Salomone, et al. Plaintiffs, two railroad common carriers, challenge the imposition of Minnesota's sales and use tax on their purchase and use in Minnesota of diesel fuel for locomotives and off-road vehicles. Plaintiffs argue that the tax is discriminatory under the Railroad Revitalization and Regulatory Reform Act of 1976 because their principal competitors, motor carriers, airlines, and barges, are not taxed under the same regime or pay little or no tax. The plaintiffs are seeking declaratory and injunctive relief prohibiting enforcement and collection of the tax. A determination in the plaintiffs' favor could result in revenue collection losses ranging from $10-30 million when applied to plaintiffs and other railroad common carriers operating in Minnesota. In August 2006, the trial court rejected plaintiffs' challenge and upheld the enforceability and collection of the tax. On appeal, the Eighth Circuit reversed the decision and remanded to the trial court to enjoin the enforcement of the tax. The DOR's application to the Eighth Circuit for an en banc hearing was denied. The DOR has been denying the outstanding refund claims and expects additional litigation will be initiated by all the railroads, with claims totaling between $20 and $30 million.

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Dreyfus North Carolina Fund General Information

     The State is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. The State has a land area, exclusive of waterways and lakes, of 50,000 square miles. The State's estimated population as of July 2008 was 9,270,342 people. During the period from 2000 to 2008, the State's population increased by about 15.2%. The State has seven cities with populations in excess of 100,000 and two cities with populations in excess of 250,000.

Economic Characteristics

     The State's major economic sectors are services, agriculture, trade, manufacturing and tourism. Total nonfarm employment accounted for approximately 4,131,100 jobs as of December 2008. Based on data from the State Department of Commerce, the State ranked ninth nationally in manufacturing employment. As the State's economy has become less dependent upon agriculture and manufacturing, the service sector of the economy has grown over the past several decades, resulting in a significant increase in per capita income. During the period from 1998 to 2008, per capita income in the State grew from $24,473 to an estimated $34,439, an increase of 41%. From December 1998 to December 2008, the seasonally-adjusted labor force grew from 4,011,804 to 4,563,112, an increase of 14%, according to the North Carolina Employment Security Commission. As of February 2009, the State's seasonally-adjusted civilian labor force unemployment rate was estimated to be 10.7%.

     Services. The services industry sector constitutes the single largest job segment of the State's economy and employed approximately 82% of the State's total nonfarm employment in December 2008. This industry includes a broad base of different occupations throughout the State, including banking, accounting, legal services, health services and technology services. Total employment in the services industry decreased by 62,000 jobs between December 2007 and December 2008.

     The Research Triangle Park (the "Park") is one of the largest planned research parks in the world, covering over 7,000 acres. Founded in 1959, it is approximately equidistant from Duke University in Durham, the University of North Carolina at Chapel Hill, and North Carolina State University in Raleigh, each of which provides research capabilities to industries located in the Park. The Park has grown steadily since its inception, with approximately 170 organizations and employing approximately 50,000 people, and has generated growth in the surrounding areas for homes and commercial and industrial sites.

     Agriculture. Agriculture is another basic element of the State's economy. In 2007, the State's agricultural industry, including food, fiber and forest, contributed over $70.8 billion to the State's economy, accounting for 15% of the State's income. Gross agricultural income was in excess of $8.6 billion in 2007, placing the State eighth in the nation in gross agricultural income and seventh in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 38.8% of gross agricultural income for 2007, followed by the pork industry at approximately 22%, nursery and greenhouse products at approximately 10% and the tobacco industry at approximately 7%.

     Trade. The trade sector is an integral part of the State's economy, employing approximately 18.5% of the State's workforce in December 2008. This industry includes wholesale and retail trade as well as transportation and warehousing.

     Manufacturing. North Carolina's economy has historically enjoyed a strong manufacturing base. As of December 2007, manufacturing firms employed approximately 12.2 % of the total nonfarm

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workforce. The State has continued to experience significant investment within the State by international firms and, as of April 2008, was ranked fifteenth largest among the states in export trade. As of December 2008, year-to-date exports totaled $25.1 billion, a 7.36% increase over the same period in the previous year. Manufacturing jobs in the traditional sectors of textiles and apparel have declined due to international competition. These sectors, however, accounted for only 2.1% of total nonfarm employment in December 2008. While North Carolina remains the national leader in textile employment, textile and apparel sector employment has declined from 28% of total goods-producing sector in January 1990 to 11.9% in December 2008, reflecting the increasing diversity of the State's economy.

     Tourism. Travel and tourism are increasingly important to the State's economy. Travel and tourism revenues contributed over $17.1 billion to the State's economy in 2007, an increase of 7.4% over 2006. The North Carolina travel and tourism industry directly supports more than 198,900 jobs, representing approximately 4.6% of total nonfarm employment for 2007.

     Other. A significant military presence in North Carolina also contributes to the diversity of the State's economic base. With Fort Bragg and Pope Air Force Base, Camp Lejeune Marine Corps Base and New River Marine Corps Air Station, Cherry Point Marine Corps Air Station, and Seymour Johnson Air Force Base the State has one of the largest concentrations of military personnel in the country. It is estimated that 7% of the State's gross domestic product in 2007, or $23.4 billion, was attributable to the military sector.

Revenue Structure

     North Carolina's three major operating funds that receive revenues and from which monies are expended are the General Fund, the Highway Fund and the Highway Trust Fund. There are no prohibitions or limitations in the State Constitution on the State's power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a capitation or "poll" tax.

General Fund-Tax Revenue.

     Individual Income Tax. State income tax due has been historically computed under a multi-tiered bracket system with tax rates of 6%, 7% and 7.75%. The State Constitution limits the maximum tax rate to 10% of net income.

     Corporation Income Tax. A tax is levied at the rate of 6.90% on net income of both foreign and domestic corporations. Net income is derived by making certain adjustments to the Federal taxable net income of corporations, such as taxes on income and excess profits and interest on obligations of the United States. The State Constitution limits the maximum tax rate to 10% of net income.

     Sales and Use Tax. A general tax rate of 4.5% is levied on sales, use or rental of tangible personal property and selected services such as the rental of hotel and motel rooms and laundry and dry cleaning services.

     A combined general rate of 7% applies to sales of telecommunications services, ancillary service, video programming services and to sales of spirituous liquors other than mixed beverages. (The combined general rate is the State's general rate plus the sum of the rates of local tax authorized for every county in the State.)

     Preferential tax rates are also levied on sales, use or rental of specific types of property and services as follows: boats and aircraft, 3% (maximum of $1,500 per boat or aircraft); manufactured/ mobile homes, 2% (maximum of $300 per section); modular homes, 2.5%; electricity, 3%, and sales of

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electricity to commercial laundries or to pressing and dry cleaning establishments for use in machinery used in direct performance of the laundering or the pressing and cleaning service, 2.83%. Sales of electricity to farmers, manufacturing industries and manufacturing plants are taxed at 1.4%. The rates for farmers and manufacturers are on a phased out schedule. Principal items exempt from the tax include raw materials, containers, labels, packaging and shipping materials, baler twine, fertilizer and seed sold to farmers, feed, certain farm products and prescription medicines.

     Food purchased for home consumption, with a few narrowly defined exceptions, also is exempt from sales tax. Motor vehicle sales and rentals and motor fuels are taxed under different schedules. Refunds of the tax are granted to the Federal and local governments and other specified governmental entities, nonprofit religious, educational and charitable organizations, nonprofit hospitals and eligible businesses for qualifying machinery and equipment purchased for use in low-income counties. State agencies are granted refunds of local sales taxes paid.

     Local sales and use taxes of 2.25% to 2.5% are collected on transactions taxed at the 4.25% general State rate. Food is subject to a local sales and use tax of 2%. Local sales and use taxes are distributed to counties and local units within the county.

     Gross Receipts Tax on Motor Vehicles and Rentals and Highway Use Tax on Motor Vehicle Rentals. Gross receipts from long-term lease or rental of motor vehicles (at least 365 continuous days to the same person) are taxed at the rate of 3%; gross receipts from short-term lease or rental of motor vehicles are taxed at the rate of 8%. For both short- and long-term rentals, the maximum tax for a vehicle leased continuously to the same person is $1,000 for most commercial vehicles, with no maximum for all other vehicles. Only collections of the 8% tax from short-term rentals are credited to the General Fund. A retailer engaged in the business of leasing or renting motor vehicles may elect to pay the 3% highway use tax on the retail value of motor vehicles purchased for lease or rental rather than the 3% or 8% tax on gross receipts from renting or leasing the vehicles. All collections of the 3% levy are credited to the Highway Trust Fund.

     Corporation Franchise Tax. A franchise tax is levied on business corporations at the rate of $1.50 per $1,000 of the largest of three alternate bases. These bases are (a) the amount of the capital stock, surplus and undivided profits apportionable to the State; (b) 55% of the appraised value of property in the State subject to local taxation or (c) the book value of real and tangible personal property in the State less any debt outstanding which was created to acquire or improve real property in the State. A tax of 3.22% is levied on the gross receipts of electric power and light companies. Municipalities receive quarterly distributions equal to 3.09% of taxable gross receipts from sales of electric power within their jurisdiction during the preceding calendar quarter.

     Piped Natural Gas Excise Tax. An excise tax is levied on piped natural gas and the tax rate is a declining block rate based on the number of therms of gas consumed in a month. The rate starts at 4.7¢ for the first 200 therms received and declines to 0.3¢ for the number of therms received in excess of 500,000. Municipalities receive quarterly distributions equal to one-half of the tax proceeds collected from customers within their jurisdiction during the previous calendar quarter.

     Alcoholic Beverage Tax. Liquor is sold in stores owned and operated by local ABC Boards where such stores are permitted by local governments. A tax at the rate of 25% of the sales price is levied by the State. Profits from operation of the stores are distributed to the county or municipality. Counties and municipalities where beer and wine are sold receive on a per capita basis an annual distribution of a percentage of the net amount of excise taxes collected on the sale of malt beverages and wine during the 12-month period ending March 31 each year. Local elections may be held on the question of permitting the sale of liquor by the drink by qualified restaurants and clubs. An additional tax of $20 per four liters

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is levied on liquor purchased by restaurants and clubs for resale as mixed beverages; $9 of the additional tax remains with the local jurisdiction, $10 is distributed to the General Fund and $1 is dedicated to the Department of Health and Human Services for alcohol or substance abuse rehabilitation.

     Insurance Tax. A tax is levied on insurance companies based on gross premiums from business in the State at the following rates: (a) 2.50% for workers' compensation; (b) 1.9% for all other policies; including those of health maintenance organizations; and (c) an additional 0.74% for fire and lightning coverage. Out-of-state insurers are also subject to a premium tax and must pay the higher of the rates that would apply to North Carolina insurers doing business in the home state or North Carolina tax rates. The rate for the regulatory charge, which is set annually, is currently set at 5.5% of the gross premiums tax liability.

     Estate Tax. The estate tax is equal to the credit for state death taxes allowed on the Federal estate tax return. Provisions are included for prorating the Federal credit for state death taxes among North Carolina and other states in which property owned by the decedent was located.

     Tobacco Products Tax. A 35¢ tax is levied on each package of 20 cigarettes. Tobacco products other than cigarettes are subject to a tax of 10% of the wholesale price.

     Other Taxes. Other taxes levied for support of the General Fund include a gift tax, freight car tax and various privilege taxes. The gift tax was repealed for gifts made on or after January 1, 2009.

General Fund-Non-Tax Revenue.

     Institutional and Departmental Receipts. The State receives various items of institutional and departmental receipts, which are deposited with the State Treasurer. The most important of these are fees, tuition payments and Federal funds collected by State agencies.

     Disproportionate Share Receipts Account. In connection with the Medicaid program, the State receives disproportionate share payments from the Federal government for the State-owned hospitals that serve a disproportionate share of indigent patients. Each year, the General Assembly appropriates a specified amount of these payments as non-tax revenue. The State is in the process of reimbursing the Federal government $151.5 million resulting from (1) an April 2004 audit report in which the State Auditor questioned some disproportionate share payments expenditures, and (2) the cost settlement of disproportionate share payments to hospitals dating back to 1996. In September 2006, $91.5 million of the reimbursement was paid by the local qualified public hospitals, and $15 million was paid from State resources in September 2006 and 2007. $15 million was paid in September 2008 and $15 million will be paid in September 2009 from State resources currently available or anticipated to be received in the near future.

     Tobacco Settlement. In 1998, the State, along with 45 other states' Attorneys General and the major tobacco companies signed a settlement agreement that, among other things, reimburses the State for smoking-related medical expenses. The maximum that the State can receive is approximately $4.6 billion over the first 25 years of the settlement period (adjusted for inflation and market share). Under the settlement agreement, each year one half of the proceeds to the State are transferred to the Golden Leaf Foundation, a special non-profit corporation dedicated to assisting economic development in tobacco dependent regions, and the other half of the proceeds is split equally between two trust funds, the Tobacco Trust Fund and the Health and Wellness Trust Fund.

     Initial payments were made for five years, in 1998 and from 2000 through 2003. Annual payments began in 2000. Starting in 2006, a number of tobacco manufacturers that participate in the

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settlement have determined to dispute a portion of their annual payments. Approximately $755 million of their total expected payments due in April 2006 were placed in a disputed payments account pending determination as to whether the participating states have diligently enforced the terms required by the settlement. The State believes that its share of the disputed payment is approximately $18 million.

     Other Non-Tax Revenue. The State receives other non-tax revenue that is deposited in the General Fund. The most important sources are interest earned by the State on investments of General Fund monies and revenues from the judicial branch. Various fees and other charges and receipts are also classified as "other non-tax revenue."

     State Lottery. In 2005, the State approved a lottery, the net proceeds of which are used to enhance educational opportunities, support public school construction and to fund college and university scholarships. Lottery ticket sales began on March 30, 2006. Gross sales at June 30, 2006 totaled $229.5 million. For Fiscal Year 2006-07, gross sales totaled $885.6 million, and for Fiscal Year 2007-08, gross sales totaled $1.078 billion. The Lottery Commission provided over $350 million for educational programs in Fiscal Year 2007-08 compared to $315 million in Fiscal Year 2006-07.

     The following table indicates the amount of tax revenue and non-tax revenue (excluding Federal and departmental receipts) reported in the General Fund in each of Fiscal Years 2003-04 through 2007-08:

Tax and Non-Tax Revenues (Expressed in Millions)

				Percent
		Percent		Increase
		Increase		from
		from	Tax and Non-	Previous

Fiscal Year	Tax Revenue	Previous Year	Tax Revenue	Year

2003-04	13,880.5	2.4	14,337.9	2.4
2004-05	15,765.3	13.6	16,133.3	12.2
2005-06	17,472.1	10.8	17,903.8	11.0
2006-07	19,148.3	9.6	19,676.3	9.9
2007-08	19,147.5	0.0	19,761.2	0.4

Highway Fund and Highway Trust Fund.

     The State has approximately a 79,261-mile highway system. The maintenance and upkeep of the highway system absorbs a major portion of the State Highway Fund.

     Legislation creating North Carolina Highway Trust Fund was passed by the General Assembly in 1989. The legislation provides that revenues of the Highway Trust Fund will be generated by a 3% highway use tax on the retail value of motor vehicles purchased or titled in the State, 25% of all motor fuel tax revenues, increases in fees charged for the issuance of certificates of title, other fee increases, and all interest and income earned by the Highway Trust Fund. From the proceeds of the highway use tax, the following amounts were transferred to the General Fund in Fiscal Years 2005-06, 2006-07, 2007-08 and 2008-09, respectively: $252.6 million, $57.5 million, $172.5 million and $147.5 million.

     Motor Fuels Tax. The tax on motor fuels in 17.5¢ per gallon plus the greater of 3.5¢ per gallon or 7% of the average wholesale price determined semiannually by the State and stated as cents per gallon.

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This variable portion of the tax is capped at 12.4¢. The current tax rate, based on the average wholesale price for the six months ending March 2008, is 29.9¢ per gallon. Refunds or exemptions are granted to the Federal government, State and local governments and selected non-profit organizations. An amount equal to collections of 0.5¢ per gallon is transferred to funds created to pay the cost of certain environmental cleanup programs and 75% of the remaining net collections are deposited in the Highway Fund or highway purposes; the balance is deposited in the Highway Trust Fund for road construction.

     Highway Use Tax. For the use of the highways, a tax of 3% is levied on the retail value of motor vehicles when purchased or titled in the State. Collections, along with the 3% portion of the tax on gross receipts from motor vehicle rentals, are deposited in the Highway Trust Fund.

     Motor Vehicle License Tax. An annual license tax is levied at the rate of $28 per private passenger vehicle. The tax imposed on vehicles of common carriers of passengers and on property-hauling vehicles is based on weight. The tax on farm trucks is approximately one-half of the rate levied on private and contract haulers. Collections are deposited in the Highway Fund.

     Non-Tax Revenue. The State places non-tax revenue from various sources in the Highway Fund. The most important source is Federal aid. Other sources are interest on the investment of Highway Fund monies and a gasoline inspection fee of .25¢ per gallon. In addition, the Highway Trust Fund receives non-tax revenues generated by increases in fees charged for the issuance of certificates of title and other fees increases and all interest and income earned by the Highway Trust Fund.

     Interest earned on investments in the Highway Fund and Highway Trust Fund for Fiscal Years 2005-06, 2006-07 and 2007-08 was $38.3 million and $3.0 million, $49.0 million and $6.5 million and $67.9 million and $2.6 million, respectively. Total revenues for the Highway Fund and the Highway Trust Fund in Fiscal Years 2005-06, 2006-07 and 2008-09 were $2.79 billion and $1.07 billion, $2.74 billion and $1.13 billion and $2.86 billion and $1.07 billion, respectively.

State Finances

     The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

     The Executive Budget Act, adopted in 1925, sets out the procedure by which the State's budget is adopted and administered, which also mandates the adoption of a balanced budget. State statutes provide that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made." The purpose and policy of such statute are to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to prevent any such overdraft or deficit. Prior to taking any action to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission. The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reduction arises.

     The total State budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) Federal funds; and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 26.8% of the total State budget. The largest share of Federal funds is designated to support programs of the Department of Health and Human Services ("DHHS"). The other major recipients of

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Federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

     Departmental receipts consist of revenues that are received directly by the department and are not tax or non-tax revenue as designated by the General Assembly. Departmental receipts consist of tuition at the universities and community colleges, patient receipts at the hospitals and institutions, sales of goods and services, grants, and various other receipts. These receipts represent approximately 18.5% of the total State budget. All funds presented to and reviewed by the General Assembly and as to which it takes dispositive action are considered "appropriated" or authorized by it.

General Fund.

     2003-05 Biennial General Fund Budget. The General Fund budget for Fiscal Year 2004-05 (the "2004-05 Budget") was signed into law on July 24, 2004. The final 2004-05 Budget was approximately $15.92 billion. Overall General Fund operating and capital appropriations were 7.1% higher in Fiscal Year 2004-05 than in Fiscal Year 2003-04. The 2004-05 Budget continued the State sales and use tax rate at 4.5% and the 8.25% income tax bracket for Fiscal Year 2004-05, diverted a portion of the national tobacco settlement payments to the General Fund and used certain funds left over at the end of the previous fiscal year.

     The majority of funding increases were in the education and human service areas. The 2004-05 Budget provided full funding for enrollment increases in the public schools ($19.4 million), UNC system ($64.7 million), private colleges and universities ($2.6 million) and the community college system ($23.4 million). In addition, funds were included to hire 1,103 additional teachers to reduce class size in the third grade ($50.5 million) and to support an additional 2,000 slots to prepare at-risk preschool children for elementary school ($9.1 million). The 2004-05 Budget provided for ABC teacher bonuses earned in the 2003-04 school year ($108 million). The 2004-05 Budget also provided over $260.8 million to support salary increases for State employees, including employees of the UNC system and other public schools. Finally, the 2004-05 Budget provided additional funding for Health Choice ($6 million), which will allow all eligible children to receive health care insurance. Expansion funds were also provided for the Mental Health Trust Fund ($10 million).

     The General Assembly directed the transfer on June 30, 2004 of $76.8 million from the unrestricted credit balance in Fiscal Year 2003-04 to the Repairs and Renovations Reserve Account, to be applied to the repair and renovation of State and University facilities. The 2004-05 Budget also provided $26.5 million in direct appropriations to match Federal and local funds for water resources development projects and authorization was obtained to enter into financing agreements or special indebtedness for several other projects. The General Assembly also directed the transfer on June 30, 2004 of $116.7 million from the unrestricted credit balance in Fiscal Year 2003-04 to replenish the Savings Reserve Account (the "Rainy Day Fund"). As of June 30, 2004, the balance in the Rainy Day Fund was $267.1 million.

     The State ended Fiscal Year 2004-05 with an over-collection of revenues of $681.3 million. The major tax categories that exceeded the budgeted forecast were individual income (3.74%), corporate income (35.41%) and sales and use taxes (2.72%). Combined with unexpended appropriations or reversions of $120 million, Fiscal Year 2004-05 closed with a $478.5 million unreserved fund balance after transferring the legislatively mandated $199.1 million to the reserve fund and $125 million to the Repair and Renovation Reserve.

     2005-07 Biennial General Fund Budget. On February 23, 2005, the Governor presented his budget proposal to the State legislature. The Governor's proposed budget provided for budgeted revenues

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to continue the current operations of the State, to fund expansion of new or existing State programs, to fund capital improvement items and to set aside funds for the Rainy Day Fund. The total recommended General Fund budget for Fiscal Year 2005-06 was approximately $17 billion, and included $690.8 million of expansion increases and $488.5 million of adjustments made in the continuation budget relating to education, human services and employee benefit programs.

     The balance of the General Fund more than doubled during Fiscal Year 2005-06, from $953.1 million at June 30, 2005 (as restated) to $1.93 billion at June 30, 2006. This increase was due primarily to higher than expected growth in individual income, corporate income and sales and use taxes. The fund balance of the Highway Fund increased from $383.3 million at June 30, 2005 to $568.8 million at June 30, 2006 (48.4%). This growth was attributable to increases in driver's license, vehicle registration and other fees and increases in the gasoline tax collections.

     For Fiscal Year 2005-06, governmental revenues outpaced expenditures and resulted in an increase of $2.46 billion in net assets for governmental activities. Total revenues increased by 6.4% during the fiscal year to $34.39 billion. Total expenses only increased by 3.3% to $32.01 billion, primarily because of minimal growth (less than 1%) in the State's largest functional area, health and human services.

     The final adjusted Fiscal Year 2006-07 budget totaled $18.85 billion, a $1.45 billion increase over the final budget for Fiscal Year 2005-06. These adjustments were due to responsible State spending over the last five fiscal years, strong economic growth and conservative budget practices. The State reported a revenue surplus of over $680 million at the end of Fiscal Year 2004-05, and it was anticipated that there was a surplus of almost $1.1 billion at the end of Fiscal Year 2005-06.

     For Fiscal Year 2006-07, governmental revenues outpaced expenditures and resulted in an increase of $2.21 billion in net assets for governmental activities. Total revenues increased by 8.3% during the fiscal year to $37.24 billion. Total expenses increased by 11% to $35.34 billion primarily because of funding increases in education (primary, secondary and higher) and health and human services.

     2007-09 Biennial General Fund Budget. The Governor submitted his proposed budget to the General Assembly on February 19, 2007. The Governor's budget continued the State sales and use tax rate at 4.25% and maintained the 8% income tax rate. Recommended tax reductions included an elimination and/or reduction of income taxes for many low income taxpayers, increased expense deductions for small businesses, higher education tuition expense deduction, qualified expense deductions for K-12 teachers, health insurance premiums reductions for retired public safety officers, an adoption tax credit equal to 50% of the Federal tax credit, and other miscellaneous reductions. Additionally, funds from anticipated over-collection of revenues and unexpended appropriations for Fiscal Year 2006-07 were included to increase General Fund availability for Fiscal Year 2007-08.

     The Governor's recommended General Fund budget for Fiscal Year 2007-08 was $20.07 billion, which included $18.97 billion to fund the continuation of programs at existing service levels and $1.09 billion to fund new programs and to expand the service levels of existing programs. The Governor's recommended General Fund budget for Fiscal Year 2008-09 was $20.44 billion, which included $19.5 billion for continuation of programs at existing service levels and $946.5 million to fund new programs and expand the service level of existing ones.

     The fund balance of the General Fund increased from $1.966 billion at June 30, 2006 to $2.577 billion at June 30, 2007. The increase is explained primarily by higher than expected growth in individual and corporate income taxes. The fund balance of the Highway Fund increased from $568.785 million at

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June 20, 2006 to $539.969 million at June 30, 2007, an increase of 4.4%. The fund balance growth was attributable to higher gasoline taxes and to legislative increases in motor vehicle license and registration fees, effective October 1, 2006. The fund balance of the Highway Trust Fund increased substantially from negative $134.998 million at June 30, 2006 to a positive $17.121 million at June 30, 2007. Key factors in eliminating the 2006 deficit were the substantial reduction in transfers to the General Fund and the growth in gasoline tax and highway use tax revenues.

     Early in Fiscal Year 2008-09, a substantial General Fund budget shortfall was anticipated due to recessionary economic conditions in the nation and the State. As the State's economy declined it became imperative that a plan be prepared to insure that the State not incur a deficit for the fiscal year. The State's Constitution requires the Governor to continually survey the collection of revenue. If the Governor determines that actual receipts for the fiscal period, when added to the surplus remaining in the Treasury at the beginning of the fiscal period, will not be sufficient to pay budgeted expenditures, the Governor, after first making adequate provisions for the prompt payment of the principal and interest on the State's outstanding bonds and notes, must effect the necessary economies in State expenditures to keep a deficit from occurring. The Governor determined that the actual receipts for Fiscal Year 2008-09 would not meet the expenditures anticipated and budgeted by the 2008 General Assembly and issued an executive order (the "Executive Order") on January 13, 2009 to insure that a deficit would not be incurred.

     The Executive Order ordered the Office of State Budget and Management under the Governor's direction to do the following: (i) reduce State expenditures from funds appropriated to operate State departments and institutions (approximately $930 million reductions/reversions anticipated); (ii) halt expenditures for capital improvement projects for which State funds have been appropriated but not placed under contract (approximately $177 million reductions/reversions); (iii) transfer, as necessary, non-General Fund and non-Highway Fund receipts into the General Fund to support appropriation expenditures ($200 million transferred through March 20, 2009, and an additional $100 million identified to be transferred when needed by the General Fund); and (iv) borrow, as necessary, receipts from non-General Fund State receipts and non-Highway Fund State receipts for support of General Fund appropriation expenditures.

     The remaining item to be utilized by the State to address the $2.2 billion projected shortfall for Fiscal Year 2008-09 is the Federal Medicaid Assistance Program funds. These funds are a portion of the Federal Recovery Funds, anticipated to total $751.1 million, and are related to disbursements made in the time period of October 1, 2008 through June 30, 2009.

     2009-11 Biennial General Fund Budget. Similar to many other states, the financial sector problems and rapid decline in economic conditions have led to historic revenue declines in North Carolina. In light of this sluggish economy, in preparing budget recommendations, the Governor projected baseline General Fund to grow only by 0.1% in Fiscal Year 2009-10. The Governor projected that the economy will improve in Fiscal Year 2010-11, resulting in baseline General Fund revenues rebounding to a 5.4% growth rate for Fiscal Year 2010-11.

     Substantive tax and revenue adjustments included by the Governor in the recommend budget are as follows:

     (1) Increase tobacco tax on cigarettes from $.35 per pack to $1.35 per pack and increase taxes on other tobacco products 10% to 28% of the wholesale price. These two tobacco tax increases would generate $350.4 million in Fiscal Year 2009-10 and $467.1 million in Fiscal Year 2010-11.

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     (2) Increase taxes on alcohol sales by adding a 5% tax surcharge to all sales leading to $157.5 million and $210 million in Fiscal Years 2009-10 and 2010-11, respectively.

     (3) Increase annual licensing fees on professionals from $50 to $200. This change and various smaller fee increases are expected to generate $27.4 million in Fiscal Year 2009-10 and $30.6 million in Fiscal Year 2010-11.

     (4) Increase audits by the North Carolina Department of Revenue, which is expected to improve enforcement, leading to increased amounts of Individual and Corporate Income taxes of $50 million and $75 million in Fiscal Years 2009-10 and 2010-11, respectively.

     (5) Targeted tax relief for small businesses, exempting the first $25,000 from net income for those companies with profits below $100,000 and $15,000 for those companies with profits between $100,000 and $200,000. These exemptions are expected to save small businesses $12 million in Fiscal Year 2009-10 and $24 million in Fiscal Year 2010-11.

     In addition, the American Recovery and Reinvestment Act (the "ARRA") was enacted on February 17, 2009. The ARRA funds will provide aid to states and the public in the current economic crisis by creating jobs, retaining jobs, and assisting states with their budget shortfalls. The bill provides that funds be distributed over three years: 2009, 2010 and 2011. Federal agencies have not yet issued specific regulations for the administration and use of these funds, therefore, the exact amounts to be distributed to North Carolina and the processes that state will need to follow for reporting and disbursements are still unknown. On February 17, 2009, the Governor established the North Carolina Office of Economic Recovery and Investment to coordinate the State's handling of ARRA funds and State-level economic recovery initiatives. By establishing this office, the Governor has ensured that ARRA funds (estimated to be $6.1 billion) are to be fully accounted for in accordance with Federal law.

     The Governor's recommended General Fund budget for expenditures in Fiscal Year 2009-10 is $20.98 billion and $21.65 billion in Fiscal Year 2010-11. In preparing the recommended budget, the Governor established as the budgetary priorities improving public education, accessibility and affordability of higher education, protecting the State's most vulnerable citizens and community safety, as well as governmental efficiency, accountability and fiscal responsibility. The Governor's recommended budget has been proposed to the General Assembly for consideration. The final budget will be enacted by the General Assembly, which is not bound by the Governor's recommendations.

State Indebtedness

     The State Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State was reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election.

     There are no bonds of the State outstanding which contemplate the appropriation by the General Assembly of such amount as may be necessary to make up any deficiency in a debt service reserve therefore. Furthermore, no legislation has been enacted by the State that would authorize the issuance of any such bonds.

     As of April 30, 2009, the State had outstanding general obligation indebtedness of $5.233 billion. The 2008 General Assembly authorized the issuance of $107 million of general obligation indebtedness pursuant to provisions in the State Constitution that permit the issuance of general obligation debt without

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voter approval to the extent of two-thirds of the net reduction of outstanding general obligation debt over the previous biennium. Currently none of the $107 million so authorized has been issued.

     The State has authorized but unissued debt of approximately $1.7 billion, and the State anticipates that all or a large portion of this debt will be issued from time to time over the next several years. The amount and the timing of these sales has not been established.

     Ratings. Both Fitch Ratings and Standard & Poor's Ratings Services rate the State's general obligation bonds AAA with a "stable" outlook. Moody's Investor Services, Inc. rates the State's general obligation bonds Aaa with a "stable" outlook.

Litigation

     The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure but which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations.

     Hoke County, et al. v. State of North Carolina (formerly, Leandro, et al. v. State of North Carolina and State Board of Education). On May 25, 1994, plaintiffs filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State Constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court's conclusion that the North Carolina Constitution guarantees every child the opportunity to obtain a sound basic education. On October 26, 2000 the trial court, as part of a three part ruling, concluded that at-risk children in North Carolina are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the "sound basic education" mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court's decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002, the trial court entered Section Four of its judgment and directed the State to take such action as necessary to remedy the constitutional deficiency for those children who are not being provided with access to a sound basic education and to report to the Court at 90-day intervals remedial actions being implemented. On July 30, 2004, the State Supreme Court affirmed the majority of the trial court's orders, thereby directing the State to take corrective action necessary to ensure that every child has the opportunity to obtain a sound basic education. The State is undertaking measures to comply with the trial court's directives. The total cost to the State could be in excess of $100 million.

     N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. On December 14, 1998, plaintiffs, including the county school boards of six counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the State Constitution must be paid to the schools. The court granted summary judgment to the plaintiffs on December 14, 2001. In the order, the court concluded that the funds in dispute are civil fines or penalties required by the State Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations applies, making the order retroactive to December 1995. In February

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2003, the appellate court issued a favorable decision for the State. Cross appeals were filed with the State Supreme Court. In July 2005, the State Supreme Court reversed the appellate court's decision in part and remanded to Superior Court. On August 8, 2008, the Superior Court entered a judgment in the amount of $750 million. The court acknowledged, however, that the judicial branch did not have the power to force the State to satisfy the judgment and that any decision to do so would have to come from the legislature.

     Southeast Compact Commission. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. The Supreme Court has requested the Solicitor General to comment on this motion. The State replied, requesting that the motion be denied. On June 16, 2003, the U.S. Supreme Court accepted the original jurisdiction of the case and denied the State's motion to dismiss on November 17, 2003. The Supreme Court appointed a special master to determine when additional pleadings could be filed. The special master heard oral arguments on dispositive motions filed by both sides in September 2004, and in September 2006 allowed the State's motions as to several claims. The parties will continue to litigate the remaining claims. Additional dispositive motions are pending before the Special Master who has indicated that orders favorable to the State will be recommended to the Supreme Court in the near future.

     State Employees Association of North Carolina ("SEANC") v. State; Stone v. State. On May 22, 2001, SEANC filed an action in North Carolina Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the State Retirement System. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the state budget. The trial court dismissed the action on May 23, 2001, and the Court of Appeals affirmed that dismissal on December 3, 2002. SEANC has filed a notice of appeal in the North Carolina Superior Court. On June 13, 2003, the Supreme Court reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues, raised but not addressed by the Court of Appeals. In June 2002, the Stone case was filed in North Carolina Superior Court on behalf of individual state employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. A class comprised of all members of the State's retirement system has been certified and the notification process is underway and proceeding towards trial. On September 6, 2006, the trial court issued an interlocutory order in response to cross-motions for summary judgment. The court's order found the diversion of funds to be in violation of the constitution, but did not direct any repayment of funds. The State has appealed the decision.

     Goldston v. State of North Carolina. On November, 14, 2002, a lawsuit was filed in Superior Court demanding that $80 million transferred by the Governor from the Highway Trust Fund to the General Fund for purposes of balancing the State budget be returned to the Highway Trust Fund. The suit further alleges that actions of the General Assembly regarding the transfer of funds from the Highway Trust Fund to the General Fund constitute a borrowing by the State of Highway Trust Fund cash surplus and are unlawful and unconstitutional. The lawsuit requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State and the plaintiff has appealed. Both parties filed briefs in February and

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March 2005. In September 2005, the appellate court upheld the trial court's order and the plaintiff filed a petition for discretionary review with the State Supreme Court, and the Court agreed on March 2, 2006 to review a portion of the appellate court's decision and oral argument was heard on October 16, 2006. In an opinion filed December 15, 2006, the Supreme Court reversed the appellate court's decision, concluding that plaintiffs have standing to pursue their claims. On remand to Superior Court, the court ruled in favor of the State on both the standing argument and merits of the case. Plaintiffs' appeal was argued in the Court of Appeals on January 28, 2009.

     DirecTV, Inc. and EchoStar Satellite Corporation v State of North Carolina, et al. Effective January 1, 2002, the State enacted a provision to impose the sales tax on satellite television service providers. In September 2003, the plaintiffs filed suit in state and Federal court for a refund of approximately $70 million, alleging that the application of the State's sales tax was unconstitutional under the Commerce Clause because it does not apply to cable service providers and, as such, discriminates against interstate commerce. In 2005, the State trial court granted summary judgment to the State. Plaintiffs appealed, and in May 2006, the appellate court affirmed the trial court's decision and upheld the constitutionality of the tax. The Federal trial court also granted the State's motion for summary judgment and this order is pending before the Fourth Circuit Court of Appeals.

     Lessie J. Dunn, et al. v. State of North Carolina, et al. On February 9, 2004, plaintiffs filed suit in Forsyth County Superior Court alleging that the State's imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina state and local governments constitutes a violation of the Commerce Clause of the United States Constitution. The trial court certified the class, the scope of which was appealed by the State to the appellate court. On October 17, 2006, the appellate court affirmed the class certification. While this case was pending, the United States Supreme Court rejected plaintiff's argument in Kentucky v. Davis. The State will therefore now move to have the case dismissed.

     State of North Carolina v. Phillip Morris, Inc., et al.— Master Settlement Agreement ("MSA") Payments. On April 20, 2006, the State filed a motion seeking declaratory relief against the defendants. If the State is unable to ultimately prevail in the diligent enforcement litigation, the State may be unable to recover a portion of this year's MSA payment. On December 4, 2006, the trial court allowed the defendant's motion to compel arbitration of these issues. The Court of Appeals has upheld the order, and on March 19, 2009, the State's appeal to the North Carolina Supreme Court was denied. The State will therefore now be required to participate in a national arbitration process with the tobacco companies and all other MSA States.

     Wal-Mart Stores East, Inc. v. Tolson and Sam's East, Inc. v. Tolson. On March 17, 2006, the Plaintiffs filed complaints seeking a refund of over $33.5 million in corporate income taxes. Plaintiffs are challenging the State's authority to require them to file a "combined return" on various statutory and constitutional grounds. The court granted summary judgment in favor of the State and Wal-Mart has appealed. Arguments were heard in the Court of Appeals on October 22, 2008.

     Petroleum Traders Corporation v. The State of North Carolina, et al. On July 19, 2006, Petroleum Traders Corporation filed a suit challenging the fee charged for internet-enabled sales to the State ("the eProcurement fee") as being an unconstitutional tax. State agencies are authorized to charge a fee to cover the "cost of permitting a person to complete a transaction through the World Wide Web or other means of electronic access." The State's position is that this fee is not a tax under North Carolina law. The remedy requested on behalf of the plaintiff and "all others similarly situated" is a refund of all the eProcurement fees charged since the inception of the eProcurement program, a sum the plaintiff contends is approximately $109 million, of which the plaintiff alleges to have paid over $1 million. The State filed a motion to dismiss the lawsuit for failure to state a claim and moved for a stay of discovery

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until after its motion to dismiss was decided. The State's motion to stay discovery was granted on November 1, 2006. Oral argument on the State's motion to dismiss was held on November 30, 2006. The State's motion to dismiss was allowed in part and denied in part. An appeal has been filed with the appellate court.

     Kevin Patrick Rowlette, et. al. and the class of those similarly situated v. Richard Moore, State Treasurer. On November 23, 2004 plaintiffs filed suit in State trial court alleging that the State Treasurer's retention of the interest and gain from property held in the Escheat Fund is an unconstitutional taking of property under the State Constitution and the United States Constitution. Plaintiffs seek interest on past and future payments of claims by owners of monies, held in the Escheat Fund, and class certification for all persons receiving claims payments. The action was transferred in May 2006, and in June 2006, the trial court granted the State's motion to dismiss. The plaintiffs appealed, and the appellate court upheld the trial court's ruling on February 19, 2008. Plaintiffs' petition for review is pending in the North Carolina Supreme Court. The amount of interest liability cannot be precisely determined at this time. Upon the most recent information supplied by the Treasurer, the interest liability may now exceed $25 million.

Dreyfus Ohio Fund

General Information

     Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2006, Ohio's economic output as measured by gross state product ("GSP") totaled $452 billion, ranking it seventh among all states, accounting for 3.44% of the nation's GSP. The State ranks third within the manufacturing sector as a whole ($83 billion) and third in durable goods ($56 billion). As a percent of Ohio's 2006 GSP, manufacturing was responsible for 18.4%, with 23.4% attributable to the goods-producing sectors and 33.3% to business service sectors, including finance, insurance and real estate. Ohio is the seventh largest exporting state with 2007 merchandise exports totaling $42.4 billion. The State's leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for nearly 55% of that total.

     Payroll employment in Ohio, in a diversifying employment base, since 2000, increased in 2001 before decreasing in 2002 and 2003, increased again in 2004 through 2006, and then decreased in 2007 and 2008. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The "non-manufacturing" sector employs approximately 86% of all nonfarm payroll workers in Ohio. The State's average unemployment rate was 8.8% in 2008, which was above the U.S. average of 7.6%. The unemployment rate in March 2009 had risen to 9.7%, with the U.S. average at 8.5%. The State's 2000 decennial census population of 11.35 million indicated a 4.7% population growth over 1990, and ranked the State seventh among the states in overall population. The July 2008 Census population estimate is 11.49 million.

     Since 1970, the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking among the states moving from fifth in 1970 to seventh in 1990, moving between seventh and eighth in 1994 though 1999 and moving back to eighth since 2000. This movement reflects "catching up" by several other states and a trend in Ohio toward more service sector employment. In 2008, total personal income of Ohio residents was estimated to amount to $408 billion. Ohio ranked eighth among all the states, constituting 3.4% of the entire personal income earned in the U.S. for that year.

     With 14.2 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 75,700 individual farms, agriculture combined with related agricultural sectors is an important segment of

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Ohio's economy. Ohio's 2007 crop production value of $4.4 billion represented 3.0% of the U.S. total value. Ohio ranks in the top six states in the production of chicken eggs, tomatoes, corn, greenhouse/nursery and soybeans. In 2007, Ohio's agricultural sector output totaled $8.4 billion with agricultural exports estimated at a value of $2.2 billion. The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Erie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and fourteenth in coal production in 2007.

Fiscal Matters

     Consistent with the provision in the State Constitution that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium, for operating purposes, runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year.

     The State Constitution requires the General Assembly to provide for raising revenue, sufficient to defray annual State expenses, and also a sufficient amount to fund payment of State indebtedness and debt service. The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the State Constitution to $750,000.

     Most State operations are financed through the general revenue fund (the "GRF"). Personal income and sales-use taxes are the major GRF sources. Fiscal Year 2008 ended with a GRF fund balance of $807.57 million. The State also maintains a "rainy day" fund, the Budget Stabilization Fund ("BSF"), which under current law and until used is intended to carry a balance of approximately 5% of GRF revenues for the preceding fiscal year. The current BSF balance is $1.01 billion which is 3.8% of Fiscal Year 2008 GRF revenue.

     If the Governor ascertains that available revenue receipts and balances for the GRF or other funds for the current fiscal year will in all probability be less than the appropriations for that fiscal year, he shall issue such orders to State agencies as will prevent their expenditures and incurred revenues from exceeding revenue receipts and balances. The Governor implemented this directive intermittently in prior years and several times in Fiscal Years 2002-2005.

     The Ohio Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application of debt service on obligations issued to finance capital facilities for a system of common schools.

     2004-05 Biennium. The GRF appropriations bill for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The budget provided for total GRF biennial revenues of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. The biennial budget included all necessary debt service and lease-rental payments related to State obligations.

     The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the budget including: (i) a 1¢ increase in the State sales tax (to

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6%) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each fiscal year; (ii) expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69 million annually (inclusion of satellite television in the sales tax base, projected to produce approximately $36 million annually, is subject to a legal challenge); (iii) moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29 million annually; (iv) elimination of the sales tax exemption for certain telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64 million annually; and (v) adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35 million annually. On June 30, 2004, the Office of Budget and Management ("OBM"), transferred $234.7 million in tobacco settlement proceeds into the GRF. The budget also authorized the draw down during the biennium of Federal block grant and Medicaid assistance aid made available to the State under a Federal law effective May 28, 2003. OBM drew down $211.6 million and $316.8 million of those Federal funds in Fiscal Years 2004 and 2005, respectively.

     Based on regular monthly monitoring of revenues and expenditures, on March 8, 2004, OBM announced revised GRF revenues projections for the 2004-05 biennium based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF projections by $247.1 million (1.02%) for Fiscal Year 2004 and by $372.7 million (1.48%) in Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100 million and approximately $118 million for Fiscal Year 2005, and also a reduction of State spending on Medicaid by $50 million which reflected an increased Federal share of certain Medicaid services. Expressly excluded from these reductions were debt service and lease rental payments, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs.

     The State ended Fiscal Year 2004 with a GRF fund balance of approximately $157.5 million. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. In June 2005, OBM increased its revenue estimates by $470.7 million, and final Fiscal Year 2005 GRF revenue was $67.4 million above that estimate. With Fiscal Year 2005 spending closer to original estimates, the State allocated $60 million to the Temporary Assistance for Needy Families program, $40 million to a disaster relief fund, $50 million to fund school construction and $394.2 million to the BSF. The State ended Fiscal Year 2005, and the biennium, with a GRF fund balance of $127.8 million and a BSF balance of $574.2 million.

     2006-07 Biennium. On June 30, 2005, the GRF appropriations bill for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor. The budget provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5% increase over 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 biennium were: 5.8% for Medicaid, 3.4% for higher education, 4.2% for elementary and secondary education, 5.5% for corrections and youth services and 4.8% for mental health and mental retardation.

     The GRF expenditure authorizations for the 2006-07 biennium reflected, and were supported by, a significant restructuring of major State taxes including (i) a 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years; (ii) phased elimination of the State corporate franchise tax (except for financial institutions and certain affiliates of insurance companies and financial institutions) at a rate of approximately 20% per year over the 2006 through 2010 tax years; (iii) implementation of a new commercial activities tax ("CAT") on gross receipts from doing business in the

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State that will be phased in over the 2006 through 2010 tax years (when fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1 million); (iv) a 5.5% State sales and use tax (decreased from 6% during the 2004-05 biennium); and (v) an increase in the cigarette tax from $0.55 per pack to $1.25 per pack.

     On June 5, 2006, legislation was enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed "tax and expenditure limitation" amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

     The State ended Fiscal Year 2006 with a GRF cash balance of $1.53 billion and a GRF fund balance of $1.03 billion. Of that ending GRF fund balance, the State carried forward $632 million to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394 million was deposited into the BSF increasing its balance to $1.01 billion. The State ended Fiscal Year 2007 with a GRF cash balance of $1.43 billion and a GRF fund balance of $215.5 million.

     2008-09 Biennium. On June 30, 2007, the GRF appropriations bill for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, the budget was based upon then-estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase 2006-07 biennial expenditures). Spending increases for major program categories over 2006-07 actual expenditures were: 2.2% for Medicaid; 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation.

     The GRF expenditure authorizations for the 2008-09 biennium reflect, and are supported by, a significant restructuring of major State taxes including (i) restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54 million for the biennium; (ii) restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF (local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually); and (iii) eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25 million annually.

     The budget also created the Buckeye Tobacco Settlement Financing Authority (the "Authority"), to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued $5.53 billion in Tobacco Settlement Asset-Backed Bonds to fund capital expenditures for higher education ($938 million) and common school purposes ($4.112 billion) over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program in the Act. The budget reallocates all prior General Assembly funding of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority's obligations.

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     With the State's economy expected to be negatively affected by the national economic downturn, OBM has been closely monitoring the State's major revenue sources (especially the sales, personal and corporate income taxes) and in January 2008 reduced its original GRF revenue projections by $172.6 million for Fiscal Year 2008 and $385.1 for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733 million. In response, on January 31, 2008, the Governor issued an executive order directing expenditure reductions and spending controls totaling approximately $509.1 million for the biennium as well as limitations on major purchases, hiring and travel. An employee reduction plan was also announced aimed at reducing the State's workforce by up to 2,700 through attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

     The General Assembly has also identified the following measures: (i) various transfers totaling $183 million, including unspent agency appropriations; (ii) cancelling cost of living adjustments for certain exempt State employees; and (iii) authorizing expansion of the State-run lottery system to include "keno" games.

     The State ended Fiscal Year 2008 with a GRF cash balance of $1.682 billion and a GRF fund balance of $807.6 million. Of the ending GRF fund balance, the State maintained $133.3 million, reflecting 0.5% of Fiscal Year 2008 GRF revenues, as the required ending fund balance and carried forward $647.3 million to cover the expected and planned for variance of Fiscal Year 2009 GRF appropriations over estimated revenue. The BSF balance at the end of Fiscal Year 2008 was $1.012 billion (subject to currently authorized transfer of up to $63.3 million).

     In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan for the State's economy through investments in various projects, including logistics and distribution, bio-products and bio-medical research, advanced and renewable energy and local government infrastructure. These investments were to be funded primarily through new GRF-backed capital appropriations. The General Assembly passed a $1.57 billion economic stimulus package in June that mirrored the Governor's proposals, as well as adding funding for higher education workforce programs and expanding the State's historic preservation tax credits. In addition to the GRF-backed bonds, the package was funded with $230 million from the Ohio Tobacco Prevention Foundation (this transfer is subject to a pending legal challenge), $370 million in GRF operating appropriations to be made over the next five fiscal years, $184 million in bonds backed by net profit from the State's liquor enterprise and $200 million in bonds backed by highway user receipts.

     In September 2008, the OBM further revised its revenue projections for Fiscal Year 2008 by $540 million and a projected Fiscal Year budgetary shortfall of the same amount. In December, OBM again revised their projection downward by an additional $640 million and a projected Fiscal Year budgetary shortfall of the same amount. Each time, executive actions were used to resolve the shortfalls, including transfers to the GRF from other funds, reducing Medicaid spending by enhanced focus on third party liability sources and using cash from non-GRF Medicaid accounts and the corresponding Federal share previously planned for use in Fiscal Year 2010 and reduced appropriations to almost every State government agency of 4.75% in September and an additional 5.75% in December (this did not include appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others). Additionally, $131.9 million of the December shortfall will be offset by additional Federal Medical Assistance Payments (FMAP) to be received under the American Recovery and Reinvestment Act of 2009.

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     In early May 2009, OBM reported that April State income tax receipts were $321.6 million below December 2008 revised projections. The Governor and OBM are continuing to closely monitor revenues and are prepared to take appropriate actions should there be any additional decline in Fiscal Year 2009 receipts. Options to counter any potential shortfall include the restructuring of approximately $53 million of Fiscal Year 2009 GRF debt service into Fiscal Year 2012 and beyond, and the uncommitted BSF balance of $949 million that can be used in Fiscal Year 2009 with General Assembly approval.

     2010-11 Biennium. The Governor's proposed budget for the 2010-11 biennium was released on February 2, 2009. The proposed budget completes the implementation of the restructuring of the State's taxes commenced in the 2006-07 biennium and also reflects expenditure and payroll reductions, sizable transfers to the GRF from non-GRF sources (including the BSF), fee adjustments and significant reliance on Federal transfer payments and other forms of Federal assistance. The proposed budget's revenue sources include a projected $949 million Fiscal Year 2009 carry-over BSF ending balance, which, if applied to Fiscal Year 2009 will not be available in the 2010-11 biennium. The proposed budget also reflects the expected restructuring of certain debt service payments currently scheduled to be paid from the GRF and includes all amounts necessary to pay GRF debt service and lease rental amounts for the biennium after the restructuring is completed. The proposed budget is under consideration by the General Assembly.

     Cash Flow. Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies often occur in some months, particularly the middle months, of a fiscal year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of the Total Operating Fund ("TOF"). The State has not done and does not do external revenue anticipation borrowing.

     The TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year.

     The State has planned for and has encountered some monthly GRF cash flow deficiencies in all recent fiscal years. For example, GRF cash flow deficiencies have ranged from occurring in 11 months in Fiscal Years 2003 and 2004 to four months in Fiscal Years 1995, 1997 and 2000. In recent fiscal years, the highest end-of-month GRF cash flow deficiencies were approximately $1.7 billion in Fiscal Years 2005 and 2006 and approximately $601.2 million in Fiscal Year 2007. GRF cash flow deficiencies have been and are expected by OBM to remain within the projected TOF limitations.

State Indebtedness

     Ohio's Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to cover causal deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000, and to repel invasion, suppress insurrection or defend the State in war. Since 1921, Ohio voters have authorized the incurrence of State general obligation debt to which taxes or excises were pledged for payment, all of which related to capital facilities financing except for three funding veterans' bonuses, one for coal technology research and development, and another for research and development activities. The only such tax-supported debt currently authorized to be incurred is for highway, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development purposes, and site development. Although

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supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway-related purposes.

     A 1999 Constitutional amendment provides a new annual debt service "cap" to future issues of State general obligation bonds and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650 million of general obligation debt approved by the voters on November 8, 2005 election for research and development and the development of sites and facilities, those new bonds may not be issued if future fiscal year debt service on those new and the then outstanding bonds would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future Constitutional amendments. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. The Governor has designated the OBM Director as the State official to make the 5% determinations and certifications.

     Revenue Bonds. The State and its agencies have issued revenue bonds that are payable from revenues of or relating to revenue-producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax monies may not be obligated or pledged.

     In addition, the State Constitution authorizes the issuance, for certain purposes, of State obligations the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest. Those special obligations include those that have been issued by the OBA and certain obligations issued by the Treasurer of State. OBA issues obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services and others; the Department of Transportation and the Department of Public Safety; juvenile detention facilities for the Department of Youth Services; Department of Rehabilitation and Correction prisons and correctional facilities including certain local and community-based facilities; office facilities for the Bureau of Workers' Compensation and Department of Natural Resources; and school district computer technology and security facilities. The Treasurer issues obligations for mental health, parks and recreation purposes, and cultural facilities and to refund certain bonds previously issued for higher education purposes, and has also issued obligations for certain elementary and secondary school facilities.

     Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will continue to be required. Capital appropriations for the 2007-08 biennium provided for GRF-supported borrowings for various purposes, including approximately $2.5 billion for general obligations and $279 million in special obligations.

     Certificates of Participation. State agencies also have participated in office and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State enters into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of participation have been issued that represent fractionalized interests in or are payable from the State's anticipated payments. The number and amount of such certificates issued in connection with those agreements have varied and will continue to vary. The maximum annual payment under those agreements, made primarily from GRF appropriations, is approximately $30.5 million in Fiscal Year 2013 and the total GRF-supported principal amount outstanding is $241.9 million. Payments by the State are subject to biennial

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appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made.

     Federal Grant Anticipation Revenue Vehicle Bonds. In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into financing arrangements that call for State payments to be made from Federal transportation funds allocated to the State. Payments by the State under all such agreements are subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $114.5 million in Fiscal Year 2009.

     Economic Development and Revitalization. A statewide economic development program assists in the financing of facilities and equipment for industry, commerce, research and distribution by providing loans and loan guarantees. The program authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations, with a general maximum of $630 million authorized to be outstanding at any one time (excluding bonds issued to meet guarantees). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not exceed $63 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800 million. Pursuant to an amendment to the State's Constitution in 2000, the State has issued $150 million of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $45.3 million in Fiscal Year 2009.

     Variable Rate Debt and Interest Rate Swaps. The State currently has approximately $699.2 million in outstanding general obligation variable rate debt. For all of the State's swap agreements, the State has established minimum uncollateralized counterparty rating thresholds of AA-/Aa3. Under each of these agreements, the counterparty is required to progressively post collateral securing the State's position if the counterparty's credit ratings fall below these minimum thresholds.

     State Employees and Retirement Systems. Since 1985, the average number of regular State employees has ranged from a high of 68,573 in 1994 to a low of 60,514 in 2008.

     The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits. The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State troopers, and the Ohio Police and Fire Pension Fund ("OP&F") covers local safety forces.

     These retirement systems were created by and operate pursuant to State law. The General Assembly has the power to amend the format and benefit levels, impose or revise contribution rates or amounts, or to make other changes. The systems are not currently subject to the funding and vesting requirements of the Federal Employee Retirement Income Security Act. Federal law requires new hires to participate in the Medicare program, with matching employer and employee contributions, each now 1.45% of the wage base. Otherwise, State employees covered by a State retirement system are not currently covered under the Federal Social Security Act. Congress has from time to time considered legislation relating to retirement funds of public bodies and to other aspects of public employee retirement.

     The State is required to make an employer contribution (based on a percent of salary) for each State employee who is an active member of a state retirement system. Currently, about 96% of State

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employees are members of PERS, 2.5% are in HPRS and 1.5% are in STRS. The State's employer contributions to those systems totaled $784.6 million in the 2004-05 biennium, $839.6 million in the 2006-07 biennium, and are estimated to be $915.3 million in the 2008-09 biennium. The State has also funded and continues to fund subsidies to the systems (most allocated to specific groups of retirants) to pay for new or additional benefits mandated by law and not otherwise funded. The aggregate subsidies were $54.1 million in the 2004-05 biennium, $42.2 million in the 2006-07 biennium, and are appropriated at $42 million in the 2008-09 biennium.

     The State engages in employee collective bargaining with six employee unions, representing 20 bargaining units and currently operates under three-year agreements, which are set to expire in February through June 2009. On March 31, 2009, the State entered into a new three year collective bargaining agreement with the Ohio Civil Service Employees Association covering eight of those units and approximately 33,000 employees. The State is currently negotiating with the five other unions representing the remaining twelve bargaining units.

     State Municipalities. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State; five cities have populations of over 100,000 and sixteen over 50,000 in population.

     A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies." A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

     The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions. There are currently seventeen local governments in fiscal emergency status and six in fiscal watch status.

     Personal Income Tax. Under State legislation effective July 1, 2005, State personal income tax rates, applying generally to Federal adjusted gross income, will be reduced by 4.2% annually in each of the tax years from 2005 through 2009, resulting in an aggregate 21% decrease from the 2004 rates, which ranged from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. The indexing of State income tax brackets previously scheduled to begin July 1, 2005 has been suspended until January 2010 when the rate reductions are fully phased in.

     The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is not present constitutional limit on income tax rates.

     Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates) requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2002 was 2.85%. A school district income tax is currently approved in 145 districts. Effective July 1, 2005, there

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also may be proposed for voter approval municipal income taxes to be shared with school districts, but those taxes may not be levied on the income of nonresidents.

     Sales and Use Tax. Effective July 1, 2005, the State sales and use tax rate is 5.5%. That rate was temporarily increased from 5% to 6% for the period July 1, 2003 through June 30, 2005. The sales and use tax is levied uniformly across counties on retail sales of tangible personal property that are not specifically exempt. Counties and transit authorities each are authorized to levy permissible sales and use taxes at rates of 0.25% to 1.5% in quarter-percent increments. The highest potential aggregate of State and permissive local sales taxes is currently 9% and the highest currently levied by any county is 8%. The State collects the combined State and local tax and returns the local share directly to the counties and transit authorities.

Litigation

     The State is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to operations.

Dreyfus Pennsylvania Fund

General

     The Commonwealth had been historically identified as a heavy industry state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania's agricultural industries also are an important component of the Commonwealth's economic structure, accounting for more than $5.8 billion in crop and livestock products annually. Pennsylvania ranks among the top ten states in the production of a variety of agricultural products. In 2008, agribusiness and food related industries reached export sales surpassing $1.5 billion in economic activity. Agriculture exports have grown by more than 5.3% since 2003.

     Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 75 million tons of anthracite and bituminous coal, 168 billion cubic feet of natural gas, and about 3.6 million barrels of oil are extracted from Pennsylvania.

     In 2008, the population of Pennsylvania was 12.4 million. The Commonwealth is highly urbanized, with 79% of the 2008 mid-year population estimate residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan areas, together contain almost 44% of the Commonwealth's total population. Pennsylvania's workforce is estimated at 5.8 million people.

     Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 2000's. Slower economic growth caused the rate to rise to 5.7% in 2003. The resumption of faster economic growth resulted in a decrease in the Commonwealth's annual unemployment rate to 4.4% in 2007. From 2002 through 2008, Pennsylvania's annual average unemployment rate was at or below the national average. As of March 2009, Pennsylvania had a seasonally adjusted annual unemployment rate of 7.8%.

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     Personal income in the Commonwealth for 2008 was $501.2 billion, an increase of 3.9% over the previous year. During the same period, national personal income increased at a rate of 3.8%. Based on the 2008 personal income estimates, per capita income for 2008 was at $40,265 in the Commonwealth, compared to per capita income in the United States of $39,751.

Description of Funds

     The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the General Fund is the largest. The General Fund receives all tax and non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund, including debt service on most bond indebtedness of the Commonwealth. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from ½¢ per gallon of the liquid fuels tax, which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. All revenues relating to motor fuels and vehicles are constitutionally required to be used only for highway purposes. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

     The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

     The Budget Stabilization Reserve Fund (replacing the Tax Stabilization Reserve Fund in 2002, the "BSRF") is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the General Fund. The BSRF is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the BSRF may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. At the end of Fiscal Year 2007, $176.9 million was transferred to the BSRF, which represented the required statutory transfer of 25% of the $707.8 million unappropriated surplus balance. In July 2008, the statutory transfer of 25% was suspended for one year. At present, the Commonwealth maintains a balance of approximately $743.6 million in the BSRF. Additionally, the Commonwealth maintains balances in various funds and accounts, including the BSRF, totaling approximately 8.5% of the Commonwealth's annual operating costs.

     The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of these funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth's liquor store system, as the sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is a an enterprise fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth.

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In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

     Financial information for the principal operating funds is maintained on a budgetary basis of accounting, which ensures compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements are audited jointly by the Department of the Auditor General and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

Revenues

     Tax revenues constitute approximately 97.7% of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the personal income tax ($10.908 billion, 39.1% of Fiscal Year 2008 revenues), the sales tax ($8.497 billion, 30.4% of Fiscal Year 2008 revenues), the corporate net income tax ($2.418 billion, 8.7% of Fiscal Year 2008 revenues) and the utility gross receipts tax ($1.349 billion, 4.8% of Fiscal Year 2008 revenues).

     The Commonwealth's personal income tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07% became effective on January 1, 2004. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

     The sales tax is levied at a rate of 6% on the sale, use, storage, rental or consumption of tangible personal property, cigarettes and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying and utility service. Beginning in Fiscal Year 1998, 1.22% of collections, up to an annual limit of $75 million, were transferred to a special fund for mass transit assistance, and in Fiscal Year 2008 the percentage was increased by an additional 4.4%.

     The corporate net income tax is paid by all domestic and foreign corporations for the privilege of doing business, carrying on activities or employing capital or property in the Commonwealth. The current tax rate of 9.99% became effective for fiscal years beginning on or after January 1, 1995.

     The utility gross receipts tax is levied on the gross receipts from business transacted within Pennsylvania by specified public utilities owned, operated or leased by corporations, associations or individuals. The tax rate is 50 mills for all utilities except electric utilities, which are taxed at the rate of 44 mills. The tax rate for electric utilities is adjusted annually under provisions of a formula enacted with the deregulation of electric generation in Pennsylvania. Beginning with Fiscal Year 1999, 0.18% of receipts are transferred to a special fund for mass transit purposes. Revenue from 0.2 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund.

     Other taxes, including the capital stock and franchise taxes ($1.02 billion, 3.7% of Fiscal Year 2008 revenues), the cigarette tax ($784.1 million, 2.8% of Fiscal Year 2008 revenues) and inheritance and estate taxes ($828.6 million, 3.0% of Fiscal Year 2008 revenues), also contribute significant revenues to the Commonwealth's budget.

     The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil companies franchise tax. For Fiscal Year 2008, the liquid fuels tax accounted for $591.7 million (22.2%), and the oil company franchise tax accounted for $447.7 million (16.8%) of Motor License Fund revenues. Portions

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of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

     License and fee receipts in the General Fund for Fiscal Year 2008 totaled $122.4 million representing 0.4% of Commonwealth revenues to the General Fund. A general increase in various General Fund fees was enacted in December 2003 and effective as of January 2004. Revenues from motor vehicle licenses and fees in Fiscal Year 2008 were $872.1 million, representing 32.7% of total Fiscal Year 2008 Motor License Fund revenues.

     Federal Revenues. Receipts by the Commonwealth in its General Fund, Motor License Fund and State Lottery Fund from the Federal government during Fiscal Year 2008 totaled $17.7 billion, while such Federal receipts were expected to total $18.6 billion in Fiscal Year 2009. Approximately $12.1 billion, or 68.1% of total Federal revenue to the Commonwealth for Fiscal Year 2008, was attributable to public health and welfare programs. In Fiscal Year 2009, $12.7 billion, or 68.1% of Federal revenues, was attributable to these types of programs. For Fiscal Year 2010, anticipated Federal funds in the General Fund, Motor License Vehicle Fund, Tobacco and State Lottery Fund are estimated to be $18.7 billion.

     Federal funds will be increased pursuant to the enactment of the American Recovery and Reinvestment Plan. The proposed Fiscal Year 2010 budget preliminarily estimates receipt of $1.083 billion in Fiscal Year 2009 and $2.410 billion in Fiscal Year 2010 for increased Medicaid reimbursement and flexible state stabilization funds. These amounts are not included in the totals discussed above.

Expenditures

     Education. In Fiscal Year 2008, expenditures from Commonwealth revenues for education purposes were over $11.5 billion. The enacted budget for Fiscal Year 2009 included over $11.8 billion in education funding, an increase of 2.9% over Fiscal Year 2008. The proposed budget for Fiscal Year 2010 includes over $12 billion in education funding.

     Public Health and Human Services. The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical diseases and disabilities. Expenditures were $24.3 billion in Fiscal Year 2008 and are projected to be $26.2 billion for Fiscal Year 2009. For Fiscal Year 2010, $26.7 billion is proposed for these purposes. Of the Fiscal Year 2009 expenditures, $9.6 billion will be funded from the General Fund, while $9.4 billion is estimated to be provided for Fiscal Year 2010. The State fund amounts reflect the impact of an expected enhanced Federal match of $1.1 billion in Fiscal Year 2009 and $1.9 billion in Fiscal Year 2010. Federal funds are expected to increase by $1.1 billion, and augmentations are expected to decrease by $189.7 million for Fiscal Year 2010. The proposed Fiscal Year 2010 budget includes $406.3 million of receipts from the Tobacco Settlement Fund that will be expended for health care.

     Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs amounted to $5.78 billion in Fiscal Year 2008, while $5.31 billion is budgeted from the General Fund for Fiscal Year 2009 and $4.91 billion for Fiscal Year 2010. The Fiscal Year 2008 budget included the use of $88.7 million in additional intergovernmental transfer funds to offset General Fund requirements. A nursing home assessment fee provided a General Fund offset of $175.1 million in Fiscal Year 2008, and is expected to provide a $181.7 million offset in Fiscal Year 2009 and a $156.3 million offset in Fiscal Year 2010. In addition, a managed care organization assessment provided a General Fund

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offset of $197.3 million in Fiscal Year 2008, and is expected to provide a $203.5 million offset in Fiscal Year 2009 and $261.2 million in Fiscal Year 2010.

     Expenditures for medical assistance increased during the period from Fiscal Years 1998 through 2009 by an average annual rate of 10.1%. Expenditures from Commonwealth funds were $5.2 billion in Fiscal Year 2008 and are projected to be $4.79 billion in Fiscal Year 2009, an increase of 10.7% over the previous fiscal year. The proposed budget for Fiscal Year 2010 provides $4.37 billion, a decrease of 8% from the prior fiscal year. The decrease reflects the impact of an $800 million increase in projected Federal Fiscal Relief funds in Fiscal Year 2010 due to an increase in the Federal Medical Assistance Percentage. Income maintenance cash assistance payments to families in transition to independence are estimated to be $1.2 billion for Fiscal Year 2009, of which $490.1 million is from the General Fund. The proposed budget for Fiscal Year 2010 includes a total of $1.1 billion, with $478.7 million provided from the General Fund.

     Transportation. The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund, the Liquid Fuels Tax Fund, the Highway Beautification Fund, the Motor Vehicle Transaction Recovery Fund and the new Public Transportation Trust Fund (the "PTTF") provide the remainder of funding for transportation programs.

     Act 44 of 2007 ("Act 44"), signed into law on July 18, 2007, provided the largest single-year increase in Commonwealth funding for transportation. Through a "public-public" partnership between the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission, the Commonwealth will invest nearly $1 billion annually in transportation infrastructure. Act 44 provides an average of $950 million in new funding per year for highways, bridges and transit over the next ten years. In Fiscal Year 2008, $750 million in additional funding was invested in the Commonwealth's transportation system with $450 million going to highway and bridge projects and $300 million to mass transit projects. In Fiscal Year 2009, this increases to $850 million, with $500 million going to highway and bridge projects and $350 million to mass transit programs. In Fiscal Year 2010, $900 million will be invested annually with $500 million for highway and bridge projects and $400 million for mass transit. After Fiscal Year 2010, investments would rise 2.5% annually. The debt will be repaid over time with revenue from a 25% toll increase on the Pennsylvania Turnpike beginning in 2009 and from new tolls to be collected on Interstate 80.

     In October 2007, the Turnpike Commission and the Department of Transportation signed a 50 year lease agreement in which the Turnpike Commission agreed to provide the aforementioned payments to the Department of Transportation in exchange for authority to toll and operate Interstate 80. A joint application to the Federal Highway Administration seeking Federal authorization to toll and improve Interstate 80 was submitted on October 13, 2007. In September 2008, the Federal Highway Administration notified the Commonwealth that it was required to reject its application to toll Interstate 80 as the application did not meet the technical requirements of Federal law. The Department of Transportation and the Turnpike Commission are reviewing options to possibly submit a revised application to the Federal government. In the event that the Federal government maintains its rejection of the proposed tolling of Interstate 80, lease payments from the Turnpike Commission to the Commonwealth would likely decline by an estimated $450 million annually beginning in Fiscal Year 2011. The possible reduction in lease payments would lead to a decrease of $200 million in annual

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expenditures for highway and bridge projects and a $250 million decrease in expenditures for mass transit.

     The Commonwealth also provides subsidies for mass transit systems including passenger rail and bus service. In Fiscal Year 2008, the funding mechanisms for mass transit were changed with the enactment of Act 44. Mass transit funding was shifted from the General Fund to a combination of sources of revenue going into the PTTF. The PTTF, established by Act 44, was created to provide a long-term, predictable and growing source of revenues for public transportation systems. A new, dedicated revenue stream consisting of 4.4% of the sales and use tax is earmarked for mass transit systems. The PTTF also receives revenues from the Public Transportation Assistance Fund, the Lottery Fund, and lease payments from the Pennsylvania Turnpike Commission relating to the proposed lease of Interstate 80. The Fiscal Year 2009 budget contains $1.22 billion in funding for public transit through the PTTF. This funding supports mass transit programs statewide, providing financial assistance for operating costs, capital costs, and certain administrative costs for the Department of Transportation. Dedicated revenues streams to the PTTF and revenues generated through Act 44 are estimated to generate an increase of $300 million annually for local mass transit systems. For Fiscal Year 2008, Commonwealth funding available for mass transit was $1.033 million. In Fiscal Year 2009 and in Fiscal Year 2010, funding for mass transit will total $1.103 billion and $1.174 billion respectively.

     Total funding for the Commonwealth's highway and bridge program for Fiscal Year 2008 was $2.345 billion. This level increased to $2.403 billion in Fiscal Year 2009 and is proposed to decline to $2.280 billion in Fiscal Year 2010. Highway and bridge expenditures by local governments through grants paid from Motor License Fund and restricted revenues were $366.3 million in Fiscal Year 2008. For Fiscal Year 2009 and 2010, the funding level will be $367.0 billion and $356.1 billion, respectively.

     The Commonwealth's current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In Fiscal Year 2008, $9.3 million was expended from the aviation restricted account for such purposes. A total of $9.3 million was budgeted for Fiscal Year 2009 and $9.3 million is available for Fiscal Year 2010.

Financial Performance

     During the five-year period from Fiscal Year 2004 through Fiscal Year 2008, total revenues and other sources increased by an average of 3.2% annually. Tax revenues during this same period increased by an annual average of 5.6%. During the past several years, fees and license income and other financing sources have continued to become a larger portion of income to the General Fund. Expenditures and other uses during the same five-year period rose at an average annual rate of 3.9%. Expenditures for public education during this period increased at an average annual rate of 5.4%.

     Recent Developments. The national economic recession is adversely affecting Fiscal Year 2009 revenue receipts. General Fund revenue estimates incorporated in the Fiscal Year 2009 budget included a projected growth in receipts of 3.07%, while actual receipts through January 2009 have contracted by 5.03% on a year-over-year basis. In February 2009, the Governor's Fiscal Year 2010 proposed budget included revisions to Fiscal Year 2009 revenue estimates. It is now expected that Fiscal Year 2009 Commonwealth revenues may be $3.0 billion less than the official estimate used during the enactment of the Fiscal Year 2009 budget. Actual revenues through April 2009 are $2.551 billion, or 10.5% below the estimate in the Fiscal Year 2009 budget. Actions taken to reduce Commonwealth spending in light of projected revenue shortfalls include three rounds of budget cuts totaling nearly $550 million are discussed below. Additional efforts to balance the Fiscal Year 2009 budget are likely to include the utilization of

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legislative lapse accounts. Anticipated Federal fiscal relief will likely provide the major source of revenue to keep the Commonwealth's budget intact as will a proposed transfer of one-third of the BSRF existing balance. Based on revised projections of Fiscal Year 2009 revenues, as incorporated in the proposed Fiscal Year 2010 budget, and assuming the aforementioned budget balancing actions, the General Fund is currently projected to have an ending balance of $4 million.

     General Fund Fiscal Year 2007 Financial Results (GAAP Basis). At June 30, 2007, the General Fund reported a fund balance of $3.37 billion, an increase of $401.4 million from the reported $2.97 billion fund balance at June 30, 2006. On a net basis, total assets increased by $761.3 million to $11.16 billion. Liabilities increased by $359.9 million to $7.80 billion largely because of an increase in unearned revenue ($117.2 million) and an increase in accounts payable ($194.1 million). The overall increase in fund balance, $401 million during the fiscal year, was $300 million more than the prior fiscal year increase in fund balance of $101 million.

     General Fund tax revenues increased by 5% with corporation and personal income taxes rising 3% and 8%, respectively. These increases were offset by a scheduled decline in capital stock/foreign franchise tax revenues due to a phase-out of such taxes. Cigarette tax revenues decreased by 5% due to a decline in consumption; charges of sales and services decreased by $1.42 billion due almost exclusively to a $1.41 billion decrease related to the reporting of cash receipts and disbursements related to Commonwealth employee benefit costs; and intergovernmental revenues increased by a net $498 million, resulting primarily from certain newer Federal programs and higher amounts accrued for certain Federal programs. Total General Fund revenues increased by $590 million, or 1.36%, during Fiscal Year 2007. Total General Fund expenditures increased by less than 1% ($284 million) during Fiscal Year 2007. Expenditures for direction and supportive services decreased by a net $1.17 billion, due primarily to a $1.38 billion decrease related to the reporting of cash receipts and disbursements related to Commonwealth employee benefits and other increases of $208 million. Public education expenditures increased by $706 million due primarily to increases in basic education, school employee retirement and several other subsidies to school districts. Health and human services expenditures increased by $402 million, caused by a higher aggregate need for child protection and development services, medical services and income or cash grant assistance. Overall, Federal funding of health and human services declined by $187 million and state funding increased by $589 million during the fiscal year. Expenditures for economic development increased by $247 million. Reported transfers to the General Fund increased by $112 million in Fiscal Year 2007.

     General Fund Fiscal Year 2007 Financial Results (Budgetary Basis). Continued weakness in the housing sector and escalating oil prices were two of the main factors that resulted in slower growth of the national economy during Fiscal Year 2007. Growth in gross domestic product ("GDP") finished at 2.5% for Fiscal Year 2007, down from 3.4% for the prior fiscal year. Corporate profits, growth in wages and salaries and consumer expenditures also were all lower during Fiscal Year 2007. Economic growth proved erratic at 0.4% in the first quarter of 2007 but rebounded to reach 4% in the second quarter of 2007. Job growth and the unemployment rate continued to drop throughout the fiscal year. Overall, these national economic conditions positively impacted Commonwealth revenue growth, as revenues exceeded the budget estimate. These additional revenues were used in part to replenish portions of reserve funds and to support an increased demand for governmental goods and services, particularly in the area of health care costs.

     General Fund revenues exceeded the certified estimate by $649.6 million (2.4%) during Fiscal Year 2007, totaling $27.45 billion. Total Fiscal Year 2007 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $27.19 billion, an increase of $1.49 billion over Fiscal Year 2006. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27.01 billion. As result of

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Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance increased to $707.9 million. Accordingly, 25% of this preliminary balance ($176.9 million) was transferred to the BSRF. The final Fiscal Year 2007 unappropriated surplus balance was $530.9 million.

     Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.8%. Funding from additional sources increased $111.8 million (76%), primarily due to increased transfers from other state funds. General Fund revenues grew $1.60 billion (6.2%) during Fiscal Year 2007 when measured on a year-over-year basis. Corporate tax receipts were $286.2 million (5.6%) over estimate for the fiscal year. Year-over-year growth in corporate taxes was 5.6% during Fiscal Year 2007 as corporate net income tax collections grew 8.3% and gross receipts tax collections grew 12.4%. Receipts from the capital stock and franchise tax declined 7.5% on a year-over-year basis due to the continued phase-out of this tax. Personal income taxes were $301.6 million over the estimate, while year-over year growth in personal income tax receipts was 7.7%. Sales and use taxes were essentially at estimate as actual receipts were $14.9 million below estimate, a difference of 0.17% from the fiscal year estimate. Sales tax collections grew 3.1% during Fiscal Year 2007, while non-tax revenues of the Commonwealth grew by 58%. Reserves for tax refunds in Fiscal Year 2007 were $1.05 billion, an increase of 1.4% from the Fiscal Year 2006 reserves.

     Fiscal Year 2007 appropriations from Commonwealth revenues totaled $26.3 billion, an increase of 6.6% from Fiscal Year 2006 expenditures. Intergovernmental transfers replaced $536.7 million of General Fund medical assistance costs in Fiscal Year 2007, compared to $735.7 million in Fiscal Year 2006, a decrease of 27%. In addition, approximately $257.7 million in additional funds were appropriated in Fiscal Year 2007 to fund expenditures normally funded from Commonwealth revenues, an increase from $145.9 million in Fiscal Year 2006. The ending unappropriated balance was $530.9 million for Fiscal Year 2007.

     General Fund Fiscal Year 2008 Financial Results (GAAP Basis). At June 30, 2008, the General Fund reported a fund balance of $2.974 billion, a decrease of $396.8 million from the reported $3.370 billion fund balance at June 30, 2007. On a net basis, total assets increased by $1.328 billion to $12.489 billion. Liabilities increased by $1.724 billion to $9.515 billion largely because of an increase in accounts payable ($720 million) and an increase in securities lending obligations ($706.4 million). The overall decrease in fund balance, $396.8 million during the fiscal year, was $797.8 million less than the prior fiscal year.

     General Fund tax revenues increased overall by 2% during the fiscal year. Although most of the overall increase is attributable to economic growth, increases/decreases within several specific tax types were larger or smaller than 2%. Personal income tax revenues rose by 6%– most of this growth occurred in non-employer-withheld taxes. This growth can be attributed to strong capital gains reported for calendar year 2007 that caused tax payments to grow by 13%.

     This revenue increase was offset by declines in sales/use and real estate tax revenues. Sales/use tax revenues decreased by 3%. The decline in real estate taxes was attributable to an increase in the percentage rate for transfers from the realty transfer tax during the fiscal year. Overall, corporation tax revenues were flat year-over-year. There was a substantial increase (37%) within the other tax revenues category. This increase occurred as a result of a change in accounting treatment related to job creation tax credits. The change in treatment allows utilization of credits to affect the General Fund consistent with accounting treatment for all other types of tax credits. Cigarette tax revenues increased by 4% due to increased enforcement activities. Inter-governmental revenues increased by $258 million, resulting primarily from health and human services related Federal programs. Total General Fund revenues increased by $630 million (1.45%) during the fiscal year ended June 30, 2008.

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     Total General Fund expenditures increased by $1.280 billion (3.04%) during the fiscal year ended June 30, 2008. Reported expenditures for health and human services expenditures increased by $781 million, caused by a higher aggregate need for medical assistance services and grant assistance. Public education expenditures increased by $623 million due primarily to increases in basic education ($166 million), school employee retirement ($77 million), pre-K programs ($60 million), higher education subsidies ($55 million) and several other subsidies to school districts ($265 million). Protection of person and property expenditures increase primarily for corrections related programs ($97 million), Children's Health Insurance Program ($48 million), Volunteer Fire Company grants ($48 million) and other programs ($18 million). Transportation expenditures decreased while direction and supportive services expenditures increased by $188 million, due primarily to changes in reporting payroll expenditures related to retiree healthcare programs. Expenditures for economic development decreased by $82 million due to reduced spending on community/local government opportunity and revitalization programs.

     General Fund Fiscal Year 2008 Financial Results (Budgetary Basis). The national economic slowdown and a recession in the housing sector adversely impacted growth in the Commonwealth during Fiscal Year 2008. Declining home sales and home values, a contraction in available credit, slightly higher unemployment and lower personal consumption resulted in less growth in revenues than had been projected. Lower than projected revenues from corporate and personal income taxes were responsible for the lower than projected growth. Commonwealth revenues, however, still exceeded the certified estimate for Fiscal Year 2008 by $167.5 million (0.6%). Fiscal Year 2008 revenues (all sources) totaled $27.50 billion, an increase of $309.2 million over Fiscal Year 2007. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27.45 billion. As a result of Commonwealth financial operations during Fiscal Year 2008, the preliminary unappropriated surplus balance, prior to the statutorily required transfer to the BSRF, totaled $582.9 million. In response to lower-than-projected growth in Commonwealth revenues, the General Assembly approved and the Governor signed into law, a one-year suspension of the 25% transfer to the BSRF for Fiscal Year 2008.

     General Fund revenues grew $478.8 million (1.7%) during Fiscal Year 2008 when measured on a year-over-year basis. Corporate tax receipts were $13.3 million (0.2%) over estimate for the fiscal year. Year-over-year growth in corporate taxes also was 0.2% during Fiscal Year 2008 as corporate net income tax collections declined 3% while gross receipts tax collections grew 4.3% and receipts from the capital stock and franchise tax grew 2% on a year-over-year basis. The growth in capital stock and franchise tax receipts occurred despite the continued phase-out of this tax. Personal income taxes were $157.7 million over the estimate. Sales and use tax revenues declined in Fiscal Year 2008 by $94.2 million (1.1%) on a year-over-year basis. Sales tax receipts were below estimate by $19.6 million, a difference of 0.2% from the fiscal year estimate. Non-tax revenues of the Commonwealth declined by 17%, led by decreased liquor store profits and lower-than-projected earnings on the investment of Commonwealth funds. Reserves for tax refunds in Fiscal Year 2008 were $1.05 billion, an amount equal to the Fiscal Year 2007 reserves. At the end of Fiscal Year 2008, approximately $100 million of reserves were available for making tax refunds in the following fiscal year.

     Fiscal Year 2008 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $27.45 billion, an increase of 1.6% from Fiscal Year 2007 expenditures. A total of $356 million in appropriations lapsed in Fiscal Year 2008, and the Fiscal Year 2008 budget contained a reduced level of intergovernmental transfers which was utilized to cover a portion of medical assistance costs. Intergovernmental transfers replaced $482.2 million of General Fund medical assistance costs in Fiscal Year 2008, compared to $536.7 million in Fiscal Year 2007 (a decrease of 10.1%). In addition, approximately $142.5 million in additional funds were appropriated in Fiscal Year 2008 to fund expenditures normally funded from Commonwealth revenues, a

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decrease from $257.7 million in Fiscal Year 2007. The ending unappropriated balance was $582.8 million for Fiscal Year 2008, an increase of 9.8% from Fiscal Year 2007.

     Fiscal Year 2009 Budget. The enacted Fiscal Year 2009 budget provided appropriations and executive authorizations totaling $28.26 billion of Commonwealth funds against estimated revenues, net of tax refunds and including intergovernmental transfers, of $27.69 billion. The $577.5 million difference between estimated revenues and budgeted appropriations was expected to be funded by a draw down of the $582.8 million beginning balance. The Fiscal Year 2009 ending unappropriated balance was estimated to be $5.8 million.

     However, the dramatic and adverse effects of the national economic recession has been adversely impacting Commonwealth revenues. The Fiscal Year 2009 revenue estimate was based upon an economic assumption that economic growth would resume in the second half of the fiscal year, reaching nearly 2% annual growth by June 2009. The dramatic slowdown in the national economy during the third and fourth quarters, rising unemployment rates and the turbulent financial markets have negatively impacted the Commonwealth's revenues and receipts. Through April 2009, General Fund revenues are $2.551 billion below estimate.

     Total Commonwealth revenues, prior to reserves for refunds are expected to be $3.0 billion or 10.8% below the original estimate in the Fiscal Year 2009 budget. Fiscal Year 2009 receipts from corporate tax receipts are now estimated to decline 11.9% from Fiscal Year 2008 levels based partially on the continued phase-out of the capital stock and franchise tax as well as from the anticipated effects for the economic slowdown. Corporate net income tax receipts are projected to decline 19.2% from prior year levels. Personal income tax receipts in Fiscal Year 2009 are now expected to decline 5.5% on a year-over-year basis. Sales and use tax receipts are now projected to decrease 4.0% during Fiscal Year 2009.

     In response to declining revenue collections in Fiscal Year 2009, the Commonwealth has taken a number of steps to address current year expenditures. First, the Commonwealth has implemented three rounds of budget cuts or "freezes," which reduce the ability of agencies to spend funds appropriated during Fiscal Year 2009. Total budget cuts of $505 million, or approximately 4.25%, have been implemented during Fiscal Year 2009, with the possibility of an additional $36 million in budget cuts. Additionally, the Commonwealth has implemented a general hiring freeze to reduce costs and it has restricted out-of-state travel and it has banned the purchase or new and replacement vehicles and reduced the size of the state fleet by 1,000 vehicles. Fiscal year 2009 and 2010 salaries for management and non-union employees have been frozen at current levels. The proposed Fiscal Year 2010 budget includes a plan to balance the Fiscal Year 2009 budget (projected $2.3 billion shortfall) through the following actions: (i) Federal fiscal relief of $1.083 billion; (ii) budget cuts of $521 million; (iii) a draw of $750 million from the Rainy Day Fund; (iv) legislative lapses of $175 million; (v) prior year lapses of $91 million; (vi) current year lapses of $36 million; (vii) health care provider account of $350 million; and (viii) other revenues of $174 million.

     The Commonwealth also has undertaken a number of management and productivity improvement efforts since 2003 that have resulted in a recurring annual savings of an estimated $1.75 billion in Fiscal Year 2009. Examples of these improvements includes saving $242 million annually from complement reductions, $643 million annually from contract renegotiations and $489 million from operational and process improvements. The enacted budget includes General Fund spending increase of only 1.3% in all areas other than education, public welfare, corrections and probation/parole, while improving many vital state-funded services.

     The enacted Fiscal Year 2009 budget includes the beginning of property tax cuts for all Pennsylvania homeowners, which are funded from the proceeds of expanded gaming in the

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Commonwealth. A total of nearly $800 million in local property and wage tax relief will be distributed in Fiscal Year 2009. The enacted budget also includes a state-level economic stimulus package-"Protecting Our Progress." This package includes an $800 million increase to the debt limit for the Redevelopment Assistance Capital Program to fund local community and economic development capital projects, a $500 million bond to fund the Energy Independence Strategy and an $800 million bond issue to improve drinking water and sewer infrastructure in the Commonwealth ("H2O PA"). Finally, the Protecting Our Progress package includes $365 million in general obligation bond proceeds for the "Rebuilding Pennsylvania Infrastructure" program. This program will provide additional capital investments to repair aging infrastructures such as structurally deficient bridges and to repair or replace high hazard dams and other similar flood protection systems.

     The Energy Independence Strategy will target additional investment in new, clean and alternative energy projects. The Energy Independence Fund will support early stage financing and project financing, along with new incentives for energy conservation and solar energy. The Commonwealth Financing Authority ("CFA") will issue $500 million in appropriation-backed debt to fund the following energy programs including solar and other alternative energy projects, encouraging green building, expanding pollution control technology, and emergency energy assistance.

     The H2O PA program will provide $800 million in CFA appropriation-backed debt to address urgent upgrades of existing drinking water and wastewater infrastructure. This program will also support at least $100 million in new funding to address unsafe high-hazard dams across the Commonwealth as well as to provide funding to improve stormwater management. Further, on November 4, 2008 the voters of Pennsylvania approved a referendum for an additional $400 million in bond proceeds to support grants and loans for improving water infrastructure.

     The achievement of the budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy.

     Fiscal Year 2010 Proposed Budget. The Governor submitted his proposed Fiscal Year 2010 budget to the General Assembly on February 4, 2009. The proposed budget recommends appropriations totaling $26.56 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax changes, of $26.18 billion. The difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $7.6 million beginning balance as well as a transfer of $375 million from the BSRF. The proposed Fiscal Year 2010 budget also assumes $2.41 billion in Federal fiscal relief to the Commonwealth which will be used to offset appropriations. The proposed Fiscal Year 2010 budget represents a 0.2% ($64.5 million) decrease over the Fiscal Year 2009 budget, after accounting for anticipated Federal fiscal relief of nearly $1.1 billion in Fiscal Year 2009 and $2.41 billion in Fiscal Year 2010. The proposed Fiscal Year 2010 budget reduces or eliminates funding for programs in nearly every Commonwealth agency. The proposed budget reduces funding for 326 programs and eliminates funding for 101 programs, lowering proposed spending by nearly $1.0 billion. The proposed Fiscal Year 2010 budget reduces spending 8.8% in all areas other than education, public welfare, corrections and probation and parole.

     Education funding is expanded in the proposed Fiscal Year 2010 budget, as an additional $262.5 million is recommended for Pre-K-12 funding. The Commonwealth's main support for local school districts, the Basic Education appropriation, is recommended to increase 5.7%, or $300 million, over prior year levels, while funding for Special Education programs are recommended to receive a 2% increase. The proposed budget also includes the adult basic health care program which would provide $251.7 million in state and other funds to provide affordable healthcare to an additional 50,000 uninsured adults. The proposed budget includes a 13% increase in state and Federal funds for the Cover All Kids program, which will provide basic healthcare coverage for 206,836 children. Additional funding, a 9% increase, is

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proposed for services to the disabled and early intervention services are recommended to receive a 7% increase.

     Motor License Fund—Fiscal Years 2007-10. Fiscal Year 2007 revenues for the Motor License Fund were $2.29 billion, an increase of 1.1% over Fiscal Year 2006 receipts. Liquid fuels tax receipts increased by 2.4% while license and fee revenues declined slightly (0.9%). Other revenue receipts increased by 2.0%. The Fiscal Year 2007 Motor License Fund appropriations and executive authorizations totaled $2.57 billion, an increase of 9.6% from Fiscal Year 2006. The Motor License Fund ended the fiscal year with an unappropriated surplus of $96.6 million, a net decrease of 66%.

     Fiscal Year 2008 Motor License Fund revenues totaled $2.67 billion, an increase of 16.5% over Fiscal Year 2007 receipts. During Fiscal Year 2008, liquid fuels tax receipts declined 1.5%, as receipts were negatively impacted by rising oil prices reduced consumption. License and fee revenue grew minimally in Fiscal Year 2008, up 0.2% from Fiscal Year 2007 levels, while other revenue receipts grew by 238.3%, driven largely by the additional revenues generated by Act 44. Fiscal Year 2008 Motor License Fund appropriations and executive authorizations totaled $2.75 billion, an increase of 7.2% over Fiscal Year 2007 expenditures. The Motor License Fund concluded Fiscal Year 2008 with an unappropriated surplus of $110.7 million, a net increase of 14.6%.

     The enacted Fiscal Year 2009 budget for the Motor License Fund estimates revenues of $2.73 billion, an increase of 2.4% over final Fiscal Year 2008 receipts. The enacted Fiscal Year 2009 Motor License Fund budget appropriates and authorizes $2.83 billion in expenditures, an increase of 2.8% over Fiscal Year 2008 expenditures. Further, the enacted Fiscal Year 2009 budget includes $350 million in additional general obligation debt to be issued to support enhanced bridge repair programs. Funding to support the debt service for the bonds will be obtained from an existing restricted highway bridge account rather than from unrestricted revenues of the Motor License Fund or the General Fund.

     Through April 2009, Commonwealth revenues in the Motor License Fund are below estimate by 4.6%. The proposed Fiscal Year 2010 budget includes a downward revision to the Motor License Fund revenue estimate of $149.3 million for Fiscal Year 2009. To address the projected revenue shortfall, budget cuts totaling $41 million have been implemented to date to and appropriation lapses totaling an additional $145.1 million are anticipated in Fiscal Year 2009. The enacted budget anticipates a partial draw down of the unappropriated beginning balance by $110.7 million during Fiscal Year 2009. The currently anticipated unappropriated year-end surplus for Fiscal Year 2009 is forecast to be $52.3 million.

     A budget proposing $2.721 billion of appropriations from Commonwealth Motor License Fund revenues for Fiscal Year 2010 has been submitted to the General Assembly. The requested amount of appropriations represents a decrease of 3.8% from the appropriated level for Fiscal Year 2009 and projects the draw down of a portion of the Fiscal Year 2009 beginning balance. The budget proposed for Fiscal Year 2010 includes an anticipated 4.0% increase in revenues to the Motor License Fund. Total revenues of the Motor License Fund are estimated to be $2.687 billion in Fiscal Year 2010.

     State Lottery Fund—Fiscal Years 2007-10. Fiscal Year 2007 net revenues from lottery sources increased by 2.7%. Total net revenues received by the Lottery Fund during Fiscal Year 2007 were $1.5 billion, while total appropriations were $1.44 billion. Additionally, Fiscal Year 2007 expenditures included a transfer of approximately $248.8 million in long-term care costs from the Commonwealth's General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $476.5 million (including $100 million of reserves), an increase of 8.5%.

     Fiscal Year 2008 net revenues from lottery sources increased by 1.3%. Total funds available, including prior year lapses, were $2.14 billion during Fiscal Year 2008. Appropriations and executive

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authorizations totaled $1.69 billion, which represented a decrease of $6.5 million over Fiscal Year 2007. The projected fiscal year-end balance and reserve was estimated to total $451 million, (including $100 million of reserves), a decrease of 5.4%.

     The enacted Fiscal Year 2009 budget anticipates a 2.3% increase in net ticket revenues. Net revenues of the Lottery Fund, however, are estimated to be $1.466 billion in Fiscal Year 2009, a decrease of $93.1 million from Fiscal Year 2008 revenues. Appropriations and executive authorizations totaling $1.851 billion were enacted, which represents an increase of $166.2 million or 9.9% over Fiscal Year 2008 figures. Additionally, $80.3 million in current and prior year lapses are anticipated during Fiscal Year 2009. The difference between Fiscal Year 2009 revenues and expenditures in the State Lottery Fund is expected to be supported by a partial draw down of the prior year unappropriated surplus in the fund.

     The proposed Fiscal Year 2010 budget anticipates a 17.7% increase in revenues from all lottery sources. Revenues of the Lottery Fund are estimated to be $1.727 billion in Fiscal Year 2010, an increase of $260 million from Fiscal Year 2009 estimates. A portion of the increased revenues are attributable to a $143 million increase in transfers from the Gaming Fund to support enhance Property Tax Rent Rebate program activities as well as enactment during 2008 of revisions to the statutory profit requirement which dedicated a fixed percentage of gross ticket sales to certain programs. Appropriations totaling $1.641 billion are recommended, which represents a decrease of $152 million (8.5%) from Fiscal Year 2009. The proposed fiscal year-end balance is projected to total $210.6 million (including a re-instatement of at least $100 million of reserves), an increase of 68.8%.

Commonwealth Indebtedness

     The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate-approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on general obligation debt is paid from General Fund appropriations, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

     Net outstanding general obligation debt totaled $8.177 billion at June 30, 2008, a net increase of $343 billion from June 30, 2007. Over the 10-year period ended June 30, 2008, total net outstanding general obligation debt increased at an annual rate of 5.6%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 3.9%.

     General obligation debt for non-highway purposes of $8.09 billion was outstanding on June 30, 2008. Outstanding debt for these purposes increased by a net $368.5 billion since June 30, 2007. For the period ended June 30, 2007, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 7.1% and 4.4%, respectively. Current Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

     Outstanding general obligation debt for highway purposes was $87.1 million on June 30, 2008, a decrease of $25.2 million from June 30, 2007. Highway outstanding debt has declined over the most recent 10-year and 5-year periods ended June 30, 2008, by 18.1% and 17.8%, respectively. The decline in outstanding highway debt is due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. However, the enacted Fiscal Year 2009 budget

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contains a multi-year plan to issue debt in order to accelerate the rehabilitation of a portion of the Commonwealth's 6,000 structurally deficient bridges. The Fiscal Year 2009 budget contains $350 million in general obligation bond authority for this purpose.

     When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund, or both funds, in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding. The Fiscal Year 2009 budget does not anticipate issuing tax anticipation notes. It is possible the Commonwealth may issue tax anticipation notes during Fiscal Year 2010.

     Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed, and the debt of such agencies is not an obligation of the Commonwealth, although some of the organizations are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of December 31, 2008: Delaware River Joint Toll Bridge Commission ($449.8 million), Delaware River Port Authority ($1.16 billion), Pennsylvania Economic Development Financing Authority ($1.3 billion), Pennsylvania Energy Development Authority ($36.6 million), Pennsylvania Higher Education Assistance Agency ($11.15 billion), Pennsylvania Higher Educational Facilities Authority ($5.53 billion), Pennsylvania Industrial Development Authority ($385.9 million), Pennsylvania Infrastructure Investment Authority ($35.3 million), Pennsylvania Turnpike Commission ($4.48 billion), and the State Public School Building Authority ($2.08 billion).

     The City of Philadelphia is the largest city in the Commonwealth. The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. Philadelphia currently is operating under a five-year fiscal plan approved by PICA on June 17, 2008.

     No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $573.8 million in special tax revenue bonds outstanding as of June 30, 2008. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

     Pensions and Retirement Systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees' Retirement System ("SERS"). Public school employees are members of the Public School Employees' Retirement System ("PSERS"). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

     The Commonwealth's retirement programs are jointly contributory between the employer and employee. The contribution rate for PSERS new members who enroll in the pension plan is 7.5% of

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compensation. The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5% to 7.5% of compensation depending upon their date of employment and elections made by the member. SERS' contribution rate for most employees is 6.25%. Interest on each employee's accumulated contributions is credited annually at a 4% rate mandated by state statute. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment.

     Commonwealth contributions to SERS and PSERS were $219 million and $382.8 million, respectively, in Fiscal Year 2007. During Fiscal Year 2008, Commonwealth contributions for SERS and PSERS were $233 million and $451.2 million, respectively, a 6.4% and 18% increase, respectively, in the year-over-year contribution to each system. The enacted budget for Fiscal Year 2009 includes contributions of $224.5 million for SERS and $360.6 million for PSERS, a 3.6% and 20% decrease, respectively, in the year-over-year contribution to each system.

     Based on the most recent valuations of the two systems, Commonwealth contributions to both systems are projected to increase significantly in Fiscal Year 2013. The most recent actuarial projections forecast that Commonwealth contributions to PSERS and SERS will remain at or around the current minimum contribution levels through Fiscal Year 2012. In Fiscal Year 2013, based on PSERS' most recent actuarial valuation on June 30, 2008, the employer contribution rate for PSERS is projected to increase to 20.16% of payroll. However, as noted below, these projections are subject to change due to dramatic investment losses since PSERS' last actuarial valuation.

     Prior to recent market downturns, both SERS and PSERS had generated strong investment returns: 17.2% for SERS for calendar year 2007 and 22.93% for PSERS in Fiscal Year 2007. However, in common with many other public pension systems in the United States, the recent global economic crisis and resulting recession have had a dramatic negative impact on PSERS' and SERS' investment performance. At the most recent actuarial valuation on June 30, 2008, PSERS had generated a negative 2.82% annual return. In the second half of calendar year 2008, investment performance further deteriorated, such that PSERS' return on investments for the calendar year ended December 31, 2008 is estimated at negative 29.68%. Likewise, SERS' estimated return on investments for calendar year 2008 is negative 28.7%.

     The previous 4-5 years of investment returns had reduced the forecast Fiscal Year 2013 contribution rate for both systems relative to previous projections. However, the systems' significant recent investment losses due to the sharp downturn in the economy have essentially reversed this past progress in reducing the projected employer rate increase for Fiscal Year 2013. Precise employer rate projections for Fiscal Year 2013 that take into account PSERS and SERS dramatic investment losses in calendar year 2008 will not be known until each system's next actuarial valuation is completed.

Litigation

     Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth's Attorney General and Office of General Counsel.

     In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2009 is $20 million.

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     The Commonwealth also represents and indemnifies employees who have been sued under Federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth's self insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

     County of Allegheny v. Commonwealth of Pennsylvania. In December 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

     The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. His interim report recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth's payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. On June 22, 1999, the Governor approved legislation under which approximately 165 county-level court administrators became employees of the Commonwealth. The act also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

     Within the last few months the counties have moved the Court to enforce the original order in the case. The Court has not acted on either the recommendation of Justice Montemuro nor has it acted on the counties' motion.

     Northbrook Life Insurance Co. v. Commonwealth of Pennsylvania. This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative board's level.

     The cases challenge the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982, which established a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies that have become insolvent or are otherwise in default to their insureds. The assessed insurance companies may claim a credit against their gross premiums tax liability based on such assessments.

     The Department of Revenue allowed credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxed annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

     On January 26, 2006, the en banc court issued a conflicted decision in which the majority ruled for both parties. Both parties filed exceptions. The court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court, which ruled in Northbrook's favor but only on a technicality and did not address the substantive findings of the trial court. The Supreme Court's decision resulted in an approximately $7,000 credit for Northbrook.

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     Counsel is considering a global settlement for the remaining cases, but it is likely they will instead pick another case to move forward and re-argue the substantive issues. If taxpayers prevail on all issues, estimated refunds would total about $150 million.

Dreyfus Virginia Fund

General Information

     Virginia's personal income was estimated to have surpassed $322.5 billion in calendar year 2007. Virginia's per capita income in the same year was $41,347, the highest in the Southeast region and greater than the national average of $38,632. From 1998 to 2007, the Commonwealth averaged annual per capita income growth of 4.4%, which was less than the national rate of growth of 4.9%. Over the past ten years, taxable retail sales in Virginia increased by over $32 billion (53.1%), which greatly outpaced the rate of inflation over the same period (28%).

     In Fiscal Year 2008, Virginia's economy weakened as it mirrored the national economic slowdown. The Commonwealth's growth rate was just below the national growth rate for the second consecutive year since 1996. Virginia's personal income in current dollars grew by just 4.4%, the lowest growth in the four previous years. Although higher in Fiscal Year 2008 than in prior years, unemployment in Virginia was only 3.4% in comparison with the national average of 4.9%. New housing in Virginia again fell during Fiscal Year 2008 by 28%. Overall, Virginia's economic decline has not been as severe as for the nation as a whole.

     The services sector in Virginia generates the largest amount of personal income, followed by state and local government, wholesale and retail trade, Federal and civilian government and manufacturing . Employment in the information services sector decreased from 2003 to 2007 by 10.6%, partly due to the national trend of reclassifying employers from the information industry to professional and business services. The professional and business services sector, however, gained 17.2% over the same period. Growth in this sector was mainly concentrated in Northern Virginia, the Commonwealth's largest metropolitan area, but this industry also saw gains in most of the Commonwealth's other metropolitan areas.

     From 1998 to 2007, Virginia's population increased 11% compared to 9% nationally. According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. In calendar year 2007, the Virginia average unemployment rate was 3.2% (compared to the national average of 4.8%).

State Budget and Resources

     Virginia state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority connected with the budgetary process. Once an appropriation act becomes law, implementation and administration are functions of the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget. If projected revenue collections fall below amounts appropriated, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to the extent necessary to prevent any expenditure in excess of estimated revenues. A 1993 amendment to the Virginia Constitution established a Revenue Stabilization Fund (the "RSF"), which is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The RSF consists of an amount not to exceed 10% of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years. The maximum amount allowed in

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Fiscal Years 2008 and 2009 is $1.3 billion and $1.4 billion, respectively. In Fiscal Year 2008, a withdrawal of $351.5 million was made from the RSF. The General Assembly has allocated $21.3 million for deposit into the RSF in Fiscal Year 2009.

2006-2008 Biennium.

     Fiscal Year 2006 Budget. On December 16, 2005, the Governor presented the proposed Fiscal Year 2006 budget for the 2006-2008 biennium. The proposed Fiscal Year 2006 budget included $34.4 billion from the General Fund in base spending; $34.4 billion in total General Fund resources; $5.95 billion in recommended new spending; $57.3 million in recommended General Fund budget savings; and $1.5 billion in one-time General Fund spending.

     The proposed Fiscal Year 2006 budget contained a number of new or major expenditures, including (i) $305.1 million to support enrollment growth, base adequacy and research facilities at institutions of higher education, (ii) $232.5 million for a one-time additional investment in water quality programs, (iii) $624.5 million for transportation projects and programs, (iv) $107.1 million invested in community-based mental health and mental retardation services, (v) $11 million for the preservation of forestlands in Virginia, (vi) $55.7 million to increase energy efficiency at state facilities throughout Virginia, (vii) $43.8 million as incentive payments to semiconductor manufacturers that have met employment and investment targets, (viii) $4.2 million to stimulate economic development in rural areas by expanding access to broadband networks, (ix) $941.9 million for the estimated state cost of the biennial update of the Standards of Quality for elementary and secondary schools and (x) $348.6 million for a salary increase for state and state-supported local employees, teachers and teaching and research faculty at higher education institutions.

     On January 24, 2006, the Governor submitted amendments to the budget for the 2006-2008 biennium, which included (i) $39.6 million to increase K-12 instructional staff pay raises, (ii) $4.7 million to address cost overruns on the University of Virginia's Medical Research Building, (iii) $4 million for a revised cost estimate for Virginia Commonwealth University's Medical Sciences Building II and (iv) $3.5 million to provide additional support to localities relating to formula changes in criminal justice services program funding. These amendments also included General Fund savings of $7.6 million and net additional General Fund revenue of $15.1 million.

     The General Assembly failed to pass a budget for Fiscal Year 2006 and adjourned on March 11, 2006. The Governor called a Special Session of the General Assembly and, on June 20, 2006, the General Assembly passed a compromise budget for the 2006-2008 biennium that included significant portions of the Governor's proposed budget for Fiscal Year 2006. The increases in new General Fund spending compared to the Governor's proposed budget included (i) $68 million for public education, (ii) $90.5 million for capital project expenses, and (iii) $106.3 million for additional salary increases for state employees and state-supported local employees. The final budget for Fiscal Year 2006 also provided $222 million for improving the health of the Chesapeake Bay and other Virginia waterways, a biennial General Fund increase of approximately $456.3 million for higher education institutions, and an additional $684.4 million over the biennium for mandatory health insurance and prescription drug programs. Under the Fiscal Year 2006 budget, $138.3 million was allocated to be deposited in the RSF in Fiscal Year 2008.

     The Fiscal Year 2006 budget also provided $339 million in one-time funding to implement transportation legislation which was scheduled to be adopted by November 1, 2006 during a special session of the General Assembly.

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     Fiscal Year 2007 Budget. On December 15, 2006, the Governor presented the proposed Fiscal Year 2007 Budget affecting the remainder of the 2006-2008 biennium. The Governor's budget amendments provided additional deposits to the RSF totaling $152.7 million. This amount was comprised of $106.7 million in Fiscal Year 2007 and an additional $46.1 million in Fiscal Year 2008. With these deposits, the RSF would remain at its Constitutional maximum ($1.2 billion in Fiscal Year 2007 and $1.3 billion in Fiscal Year 2008) through the biennium.

     After making the deposit to the RSF, approximately 70% of the new spending was proposed to be dedicated to transportation and higher education. The Governor restricted recurring expenses to targeted priorities that move Virginia forward in meeting health care, education, public safety, environmental and economic development objectives.

     The General Assembly sent an amended budget, which retained many of the Governor's proposals, to the Governor on February 24, 2007. Highlights included (i) a $100 million investment to address capital projects and cost overruns in higher education, (ii) an increase in the state contribution for teacher salary increases and an increase in the retiree health care credit, (iii) a 4% salary increase for state employees, faculty at Virginia's public institutions of higher education, and state supported local employees, (iv) additional funding for water quality improvements and (v) $500 million from the General Fund for transportation purposes. A final revised budget was passed by the General Assembly on April 4, 2007.

     General Fund revenues and other sources exceeded expenditures and other uses by $1.025 billion in Fiscal Year 2006. The General Fund unreserved balance on a budgetary basis increased by $677.9 million (60.2%) from Fiscal Year 2005 to Fiscal Year 2006, while reserved General Fund balances increased by 46.9% over Fiscal Year 2005. Total revenues and total expenditures increased by 8.9% and 7.3%, respectively. Transfers to the General Fund increased by 2.4% while transfers out increased by 5.9%. Fiscal Year 2006 ended with actual collections exceeding the forecast by $147 million (1%). The General Assembly, in anticipation of this surplus, included $128 million into the beginning balance for Fiscal Year 2007.

     On December 17, 2007, the Governor presented proposed amendments to the Fiscal Year 2007 budget affecting the remainder of the 2006-2008 biennium. The Governor's budget amendments included $272 million in reductions. Additional operating expenses of $123.5 million and $50 million in capital outlay were also recommended.

     The RSF had principal and interest on deposit of $1.2 billion reserved as a part of General Fund balance, which equaled the maximum amount allowed for Fiscal Year 2007. The amount on deposit cannot exceed 10% of the Commonwealth's average annual tax revenues derived from taxes on income and retail sales for the preceding three fiscal years. The maximum amount allowed was $1.2 billion and $1.3 billion for Fiscal Years 2007 and 2008, respectively. The Governor's budget amendments reduced funding for the RSF by $69.5 million in Fiscal Year 2008. The Governor's budget amendments also included a withdrawal of $261.1 million from the RSF in Fiscal Year 2008. Even after this reduction and withdrawal, the RSF balance is projected to still be more than $1 billion by the end of Fiscal Year 2008, and more than $1.2 billion by the end of the next biennium.

     The General Fund balance rose by $65.1 million in Fiscal Year 2007, an increase of 2.3% from Fiscal Year 2006. Overall tax revenues increased by 4.2% from Fiscal Year 2006 to Fiscal Year 2007. At the end of Fiscal Year 2007, the General Fund's unreserved balance was $563.4 million and the reserved fund balance was $1.4 billion. Total fund balance of the General Fund decreased by $272.2 million during Fiscal Year 2007. Fiscal Year 2007 General Fund revenues were $498.2 million (3.2%) greater than Fiscal Year 2006 revenues. This was attributable to a $261.5 million increase (2.8%) in

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individual and fiduciary income tax revenue as well as a $207.4 million increase (177%) in interest revenue. Fiscal Year 2007 expenditures increased $1.7 billion (11.3%) as compared to Fiscal Year 2006. The increase is primarily attributable to an $835.1 million increase in education expenditures related to the re-basing of the standards of quality required each biennium. Additionally, individual and family service expenditures increased $377 million primarily due to increases in Medicaid enrollment and utilization of services.

     The original budget revenue for Fiscal Year 2007 was adjusted upwards by $334.8 million. Total actual revenues were less than final budgeted revenues by $231.7 million due to moderating economic growth in Virginia and refunds in excess of the forecast for the Land Preservation Tax Credit. Due to slower revenue growth than anticipated during Fiscal Year 2007, the General Fund revenue estimate for Fiscal Year 2008 was reduced by approximately $406.7 million generating a total projected revenue shortfall of approximately $638.4 million for the 2006-08 biennial budget cycle.

     Total final budget expenditures exceeded original budget expenditures by $501.6 million (3.0%). Approximately $362.5 million (72.3%) of the increase relates to additional capital outlay projects, as well as additional appropriations to supplement existing projects for increases in material costs. Transportation expenditures increased by $161 million or 47.5%. The total final budget expenditures exceeded actual expenditures by $1 billion (6.0%).

     General Fund revenues and other sources exceeded expenditures and other uses by $65.1 million in Fiscal Year 2007. The General Fund unreserved balance on a budgetary basis decreased by $274.2 million, or 15.2%, from Fiscal Year 2006 to Fiscal Year 2007, while reserved General Fund balances increased by $339.3 million or 31.3% over Fiscal Year 2006. Total revenues and total expenditures increased by 4.8% and 11.3%, respectively. Transfers to the General Fund decreased by 6.2% while transfers out increased by 5.3%.

2008-2010 Biennium.

     Fiscal Year 2008 Budget. On December 17, 2007, the Governor presented the proposed Fiscal Year 2008 budget for the 2008-2010 biennium. The proposed Fiscal Year 2008 budget included $36.2 billion from the General Fund in base spending, $36.2 billion in total General Fund resources, $2.2 billion in recommended new spending and $463.6 million in recommended General Fund budget savings.

     The proposed Fiscal Year 2008 budget contained a number of new or major expenditures, including: (i) $890.3 million for the technical re-benchmarking of the Standards of Quality for elementary and secondary schools; (ii) $254.7 million for a proposed salary increase for state and state-supported local employees, teachers and teaching and researching faculty at higher education institutions; (iii) $29.2 million to expand the existing Virginia Preschool Initiative serving at-risk-students; (iv) $14.6 million to increase community services board emergency services capacity; (v) $4.9 million for improvements aimed at offender reentry; (vi) $38.1 million in semiconductor manufacturing performance grants; and (vii) $15.1 million in the Governor's Development Opportunity Fund. An RSF deposit of $21.3 million in Fiscal Year 2009 based on actual tax revenues for Fiscal Year 2007 was anticipated.

     The General Assembly sent an amended budget to the Governor on March 13, 2008, which retained many of the items the Governor introduced, as well as additional expenditures, including, among other items, a 2% salary increase for State and State-funded local employees in both years, and a 2% salary increase for teachers on July 1, 2009. The Governor returned the budget bill requesting 41 amendments, primarily technical in nature, of which the General Assembly accepted 34. The Governor signed the bill on May 23, 2008 with one veto, and the Fiscal Year 2008 budget became effective July 1, 2008.

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     The General Fund balance decreased by $735.3 million in Fiscal Year 2008, a decrease of 24.9% from Fiscal Year 2007. Overall tax revenues increased by 1.15% from Fiscal Year 2007 to Fiscal Year 2008. Individual and fiduciary income tax revenues increased by 3.3%. Additional tax revenue decline occurred in the form of an 8.2% decrease in corporation income taxes, while there was a 19.6% decrease in other taxes. Public service corporation taxes increased by 9.6%, while state sales and use tax collections increased by 0.85% during Fiscal Year 2008. Overall revenue and non-tax revenues increased by 1.3% and by 5.5%, respectively.

     Overall expenditures rose by 6.6% in Fiscal Year 2008, compared to an 11.3% increase in Fiscal Year 2007. Individual and family service expenditures grew by $336.4 million, or 8.6%, and education expenditures increased by $229.4 million, or 3.0%. General government expenditures increased $39.5 million or 2.3%. Of the $2.2 billion fund balance as of June 30, 2008, $1.0 billion was reserved as the RSF. A deposit of $114.8 million was made to the RSF during Fiscal Year 2008. Also during Fiscal Year 2008, $351.5 million was transferred from the RSF to the General Fund.

     Fiscal Year 2009 Budget. On December 17, 2008, the Governor presented his proposed Fiscal Year 2009 Budget affecting the remainder of the 2008-10 biennium. Due to a $2.9 billion revenue shortfall from the Fiscal Year 2008 Budget, the Governor submitted a reduction plan in October 2008 for the remainder of Fiscal Year 2009. Included in the proposed Fiscal Year 2009 Budget was the most recent rounds of executive branch cuts to balance the revenue shortfall. The Governor proposed additional reductions for Fiscal Year 2010 and a withdrawal from the RSF of $490 million to balance Fiscal Year 2009. The Governor did not rely on the RSF to balance Fiscal Year 2010, so it remains available should there be any additional slowdown in the economy.

     The proposed Fiscal Year 2009 Budget included several spending initiatives, including $25.9 million in additional funding for undergraduate financial aid in Fiscal Year 2010, $3.1 million for increased inmate medical costs, $2.5 million in funding for staffing new and expanded jails, $10.8 million in additional funding for the Criminal Fund and $10 million to support agricultural best management practices.

     The proposed Fiscal Year 2009 Budget was considered by the General Assembly in January and February. The budget, as amended by the General Assembly was submitted to the Governor for his approval and reflects the Governor's revised General Fund revenue forecast by reducing revenues by an additional $821.5 million, bringing the total downward revision for the 2008-10 biennium to $3.7 billion. The Governor signed the amended bill and returned it to the General Assembly with three budget item vetoes. The General Assembly upheld all of the Governor's vetoes, and passed the bill on April 8, 2009.

     A deposit of $21.3 million, estimated from the revenue increase attributed to tax reform, has been identified to be transferred into the Fund during Fiscal Year 2009. Based on Fiscal Year 2008 revenue collections, no deposits are required during Fiscal Year 2010. Virginia law requires that if certain revenue criteria are met, then an additional deposit to the RSF equal to at least one-half the mandatory deposit must be included in the Governor's budget and further requires that any such additional deposits to the RSF shall be included in the Governor's budget recommendations only if the estimate of General Fund revenues for the fiscal year in which the deposit is to be made is at least five percent greater than the actual General Fund revenues for the immediately preceding fiscal year. These conditions were not met for Fiscal Year 2008. The Constitutional maximum for the RSF remains at $1.4 billion for Fiscal Year 2009.

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State Indebtedness

     Section 9(a) of Virginia's Constitution provides that the General Assembly may contract general obligation debt: (1) to meet certain types of emergencies; (2) subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and (3) to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30% of an amount equal to 1.15 times the annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year."

     Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide referendum. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts" for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt for the three immediately preceding fiscal years less the amount of 9(b) debt authorized in the current and prior three fiscal years.

     Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects. Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts" for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt. Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation.

     The Commonwealth does not issue general obligation bonds for operating purposes. At the end of Fiscal Year 2008, the Commonwealth had total debt outstanding of $26.9 billion, including total tax-supported debt of $7.8 billion and total debt not supported by taxes of $19.1 billion. Bonds backed by the full faith and credit of the government and tax-supported total $1.1 billion. An additional $1.1 billion is considered moral obligation debt which is not tax-supported. The remainder of the Commonwealth's debt represents bonds secured solely by specified revenue sources (i.e., revenue bonds). During Fiscal Year 2008, the Commonwealth issued $3.9 billion of new debt for various projects.

     Ratings. Fitch, Moody's and S&P assigned the Commonwealth ratings of AAA, Aaa and AAA, respectively, for general obligation debt.

     Total Tax-Supported Debt. Total tax supported debt was $7.85 billion and it includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. At the end of Fiscal Year 2008, the Commonwealth had total general obligation debt of $1.49 billion. In addition, Section 9(d) debt was $3.96 billion, accrued from transportation, Virginia Public Building Authority, Virginia Port Authority, Virginia College Building Authority and other institutions. Other long-term obligations, including pension liability, compensated absences, capital leases, and others, amounted to $2.40 billion.

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In addition to total tax supported debt, Virginia has an outstanding moral obligation debt of $1.1 billion and other outstanding debt of $13.49 billion.

     The Commonwealth Transportation Board ("CTB") has issued various series of bonds authorized under the State Revenue Bond Act. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund, which was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board for the purpose of increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. As of June 30, 2007, $987.6 million in CTB bonds were outstanding. During 2007, the CTB was authorized by the General Assembly to issue up to $3 billion in Capital Projects Revenue Bonds. In 2008, an additional $180 million was authorized. As of June 30, 2008, no bonds have been issued under this authorization.

     The Virginia Port Authority ("VPA") has issued bonds in the amount of $326 million which are payable from income of a portion of the Transportation Trust Fund. In April 1998, the VPA issued $71 million of refunding bonds to refund the aggregate outstanding balance of a prior issue. In April 2006, the VPA issued $21.7 million in refunding bonds to refund a portion of the outstanding balance of another prior issue.

     Other Long-Term Obligations. Commonwealth employees accrue annual leave at varying rates depending on their length of service. The maximum accumulation is dependent on years of service, but will not exceed 42 days. All employees hired after January 1, 1999, are required to enroll in the Virginia Sickness and Disability Program (the "VSDP"), under which employees receive a specified number of sick and personal leave hours. In certain circumstances, the VSDP also provides short-term disability benefits and pension benefits. In addition, Virginia provides life insurance for active and retired employees and a retiree health insurance credit to offset a portion of the cost of health insurance premiums for qualifying state retirees. The estimated costs of these benefits are funded over the working lives of the employees through employer contributions and investment income.

     Virginia provides several types of self-insurance for the benefit of state agencies and institutions. The Department of Treasury, Division of Risk Management, administers self-insurance programs for general (tort) liability, medical malpractice and automobile liability. The Department of Human Resource Management administers the state employee health care self-insurance fund. As of June 30, 2008, $473.2 million was reported as the combined estimated claims payable for self-insurance. The Department of Medical Assistance Services estimates, based on past experience, the total amount of claims that will be paid from the Medicaid program in the future which relate to services provided before year end. As of June 30, 2008, the estimated liability related to normal operations totaled $423.8 million. Of this amount, $213.5 million is reflected in the General Fund and $210.3 million is the Federal Trust Special Revenue Fund.

     Virginia currently has five post-employment benefit programs (the "OPEB Programs"): Retiree Health Insurance Credit, Group Life Insurance, VSDP, Pre-Medicare Retiree Health Insurance Program and Line of Duty Death and Health Insurance Benefit. Virginia's OPEB programs promise benefits to individuals who perform services for government today to be paid following the conclusion of their service. New reporting standards require expenses associated with these programs to be calculated and reported on an actuarial basis even though payment is deferred until after an individual's service ends. Based upon the most recent valuation, Virginia's estimated annual required OPEB contribution is $345 million and the estimated unfunded actuarial liabilities are $3.6 billion.

Litigation

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     Virginia, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of Virginia with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of Virginia.

     Tobacco Settlement. Effective November 23, 1998, Virginia joined leading United States tobacco product manufacturers, 45 other states, the District of Columbia and 5 territories in the National Tobacco Settlement (the "Settlement"). Virginia's share of the total amount to be paid to the participating states through 2025 is approximately $4.1 billion, contingent upon certain adjustments as set forth in the Settlement. Under the Settlement, the tobacco companies will make three types of payments. Tobacco companies made five "initial payments" totaling approximately $13 billion over the six year period ending in January 2003. In addition, the tobacco companies make "annual payments" that began on April 15, 2000. Approximately $8.6 billion of the Settlement will be deposited into a strategic contribution fund and allocated based on the states' contribution toward resolving the Settlement. The "strategic contribution payments" will be made in equal installments over a 10-year period beginning in 2008.

     The Commonwealth created the Tobacco Indemnification and Community Revitalization Commission and Fund (the "TICR Commission" and "TICR Fund," respectively). 50% of the annual amount received by the Commonwealth from the Settlement has been deposited into the TICR Fund. The TICR Commission distributes monies in the TICR Fund to (1) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quotas and (2) promote economic growth and development in tobacco dependent communities. In 2002, the General Assembly authorized the securitization of the TICR portion of the Settlement payments. On May 16, 2005, $448.26 million of securitized bonds were issued, backed by 25% of the annual amount of the Settlement payments to be received by the Commonwealth. On May 3, 2007, approximately $1.150 billion in securitized bonds were issued. A portion of the proceeds from the 2007 bond issuance were used to defease and refund the bonds issued in 2005. The 2007 bonds are backed by 50% of the annual amount of the Settlement payments to be received by the Commonwealth.

     The Commonwealth also created the Virginia Tobacco Settlement Foundation (the "VTS Foundation"). Ten percent of the annual amount received by Virginia from the Settlement is allocated into the VTS Foundation (the "VTS Foundation Allocation"). The VTS Foundation coordinates and finances efforts to restrict the use of tobacco products by minors through such means as educational and awareness programs on the health effects of tobacco use on minors and laws restricting the distribution of tobacco products to minors. Chapter 345 of the 2007 VA Acts of Assembly, which became effective on July 1, 2007, authorizes the securitization of the VTS Foundation Allocation. The remaining 40% of unallocated Settlement payments are deposited to the General Fund. The allocation and expenditures of the annual amounts received by Virginia from the settlement are subject to appropriation and disposition by the General Assembly.

     OxyContin Settlements. During Fiscal Year 2007, lawsuits were filed related to OxyContin. As a result, the Commonwealth was party to three separate plea agreements. One agreement provided $20 million for a prescription monitoring program. These amounts are recorded in the Prescription Monitoring Permanent Fund as the principal must remain intact. Under the terms of the second agreement, the Office of the Attorney General received $39.8 million to be used by the Virginia Medicaid Fraud Control Unit. This amount is recorded as unearned revenue in the Other Special Revenue Fund. Under the terms of the third agreement, the Department of State Police will receive $44.2 million during Fiscal Years 2008 and 2009 to assist with enforcement activities, training and equipment purchases. $38.6 million was received in Fiscal Year 2008 and $5.6 million will be received in Fiscal Year 2009.


APPENDIX B

Rating Categories

Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

Long-term

AAA

     An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

     An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

     An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

     An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

     Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

     An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

     An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

     An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

     A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

     An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

     The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

     The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

     Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

     Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

     Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Speculative capacity to pay principal and interest.

Commercial paper

A-1

     This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3

     Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

     Debt rated 'D' is payment default. The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody's

Long-term

Aaa

     Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

     Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

     Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

     Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

     Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

     Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

     Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

     Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

     Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

·	Leading market positions in well-established industries.

·	High rates of return on funds employed.

·	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

·	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

·	Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

     Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

     The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

     This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

     This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

     This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

     This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA

     Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

     Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

     High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

     Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade BB

     Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

     Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

     Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

     Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

     Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

DREYFUS STATE MUNICIPAL BOND FUNDS PART C. OTHER INFORMATION _________________________

Item 23.	Exhibits

(a)(i)	Registrant’s Amended and Restated Agreement and Declaration of Trust is incorporated by reference to
Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on
August 11, 1995 (“Post-Effective Amendment No. 21”).
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(a)(ii)	Articles of Amendment are incorporated by reference to Exhibit (a)(ii) of Post-Effective Amendment
No. 51 to the Registration Statement on Form N-1A, filed on December 12, 2008 (“Post-Effective
Amendment No. 51”).
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(b)	Registrant’s By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed on August 28, 2006 (“Post-Effective Amendment No.
42”).

(d)	Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No.
29 to the Registration Statement on Form N-1A, filed on July 16, 1998.

(e)(i)	Distribution Agreement is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No.
37 to the Registration Statement on Form N-1A, filed on March 10, 2004 (“Post-Effective Amendment
No. 37”).

(e)(ii)	Forms of Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-
Effective Amendment No. 21.

(e)(iii)	Forms of Distribution Plan Agreements are incorporated by reference to Exhibit (6)(c) of Post-Effective
Amendment No. 21.

(e)(iv)	Supplemental Sales Agreement is incorporated by reference to Exhibit (e)(4) of Post-Effective
Amendment No. 46 to the Registration Statement on Form N-1A, filed on February 28, 2007 (“Post-
Effective Amendment No. 46”).
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(g)(i)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (g)(1) of Post-
Effective Amendment No. 49 to the Registration Statement on Form N-1A, filed on August 28, 2008
(“Post-Effective Amendment No. 49”).

(g)(ii)	Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(3) of Post-Effective
Amendment No. 35 to the Registration Statement on Form N-1A, filed on August 27, 2002.
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(h)(i)	Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective Amendment No.
37.

(h)(ii)	Amended and Restated Transfer Agency Agreement is incorporated by reference to Exhibit (h)(2) of
Post-Effective Amendment No. 49.

(i)	Opinion and consent of Registrant’s counsel is incorporated by reference to Exhibit (10) of Post-
Effective Amendment No. 21.

(j)	Consent of Independent Registered Public Accounting Firm.*

Item 23.	Exhibits (continued)

(m)	Rule 12b-1 Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment
No. 37.
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(n)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 51.

(p)	Code of Ethics adopted by the Registrant, Registrant’s Adviser and Registrant’s Distributor is
incorporated by reference to Exhibit (p) of Post Effective Amendment No. 49.
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* Filed herein.

Other Exhibits

	(a)(i)	Power of Attorney of the Trustees is incorporated by reference to Other Exhibits
(a)(1) of Post-Effective Amendment No. 46.
	(a)(ii)	Power of Attorney of the Officers is incorporated by reference to Other Exhibits
(a)(2) of Post-Effective Amendment No. 46.
	(b)	Certificate of Assistant Secretary is incorporated by reference to Other Exhibits
(b) of Post-Effective Amendment No. 46.

Item 24.	Persons Controlled by or under Common Control with Registrant.

Not Applicable

Item 25.	Indemnification

The Registrant’s charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys’ fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following:

Article VIII of the Registrant’s Amended and Restated Declaration of Trust, incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21, Article 10 of the Registrant’s By-Laws, as amended, incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 42, and Section 1.11 of the Distribution Agreement, incorporated by reference to Exhibit (e) (1) of Post-Effective Amendment No. 37.

Item 26. Business and Other Connections of Investment Adviser.

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The Dreyfus Corporation (“Dreyfus”) and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator.

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C-3

ITEM 26.	Business and Other Connections of Investment Adviser (continued)

Officers and Directors of Investment Adviser

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Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum	MBSC Securities Corporation++	Chief Executive Officer	3/08 - Present
Chief Executive Officer		Chairman of the Board	3/08 - Present
and Chair of the Board		Director	6/07 - 3/08
		Executive Vice President	6/07 - 3/08

	Dreyfus Service Corporation++	Director	8/06 - 6/07
		Executive Vice President	8/06 - 6/07

J. Charles Cardona	MBSC Securities Corporation++	Director	6/07 - Present
President and Director		Executive Vice President	6/07 - Present

	Universal Liquidity Funds plc+	Director	4/06 - Present

	Dreyfus Service Corporation++	Executive Vice President	2/97 – 6/07
		Director	8/00 – 6/07

Diane P. Durnin	None
Vice Chair and Director

Phillip N. Maisano	The Bank of New York Mellon *****	Senior Vice President	7/08 – Present
Director, Vice Chair and
Chief Investment Officer

	BNY Mellon, National Association +	Senior Vice President	7/08 – Present

	Mellon Bank, N.A.+	Senior Vice President	4/06 – 6/08

	BNY Alcentra Group Holdings, Inc.++	Director	10/07 – Present

	BNY Mellon Investment Office GP LLC*	Manager	4/07 – Present

	Mellon Global Alternative Investments Limited	Director	8/06 - Present
London, England

	Pareto Investment Management Limited	Director	4/08 - Present
London, England

	The Boston Company Asset Management NY,	Manager	10/07 - Present
LLC*

	The Boston Company Asset Management, LLC*	Manager	12/06 - Present

	Urdang Capital Management, Inc.	Director	10/07 - Present
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

	Urdang Securities Management, Inc.	Director	10/07 - Present
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

	EACM Advisors LLC	Chairman of Board	8/04 - Present
200 Connecticut Avenue
Norwalk, CT 06854-1940

	Founders Asset Management LLC****	Member, Board of	11/06 - Present
Managers
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Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

	Standish Mellon Asset Management Company,	Board Member	12/06 - Present
LLC
Mellon Financial Center
201 Washington Street
Boston, MA 02108-4408

	Mellon Capital Management Corporation***	Director	12/06 - Present

	Mellon Equity Associates, LLP+	Board Member	12/06 – 12/07

	Newton Management Limited	Board Member	12/06 – Present
London, England

	Franklin Portfolio Associates, LLC*	Board Member	12/06 – Present

Mitchell E. Harris	Standish Mellon Asset Management Company	Chairman	2/05 - Present
Director	LLC	Chief Executive Officer	8/04 - Present
	Mellon Financial Center	Member, Board of	10/04 – Present
	201 Washington Street	Managers
Boston, MA 02108-4408

	Alcentra NY, LLC++	Manager	1/08 – Present

	Alcentra US, Inc. ++	Director	1/08 – Present

	Alcentra, Inc. ++	Director	1/08 – Present

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 – Present

	Pareto New York LLC++	Manager	11/07 – Present

	Standish Ventures LLC	President	12/05 – Present
Mellon Financial Center
201 Washington Street
Boston, MA 02108-4408
		Manager	12/05 – Present

	Palomar Management	Director	12/97 – Present
London, England

	Palomar Management Holdings Limited	Director	12/97 – Present
London, England

	Pareto Investment Management Limited	Director	9/04 – Present
London, England

	MAM (DE) Trust+++++	President	10/05 – 1/07
		Member of Board of	10/05 – 1/07
Trustees

	MAM (MA) Holding Trust+++++	President	10/05 – 1/07
		Member of Board of	10/05 – 1/07
Trustees

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Ronald P. O’Hanley	The Bank of New York Mellon Corporation *****	Vice Chairman	7/07 – Present
Director
	Mellon Financial Corporation+	Vice Chairman	6/01 – 6/07
	Mellon Trust of New England, N.A. *	Vice Chairman	4/05 - 6/08
	The Bank of New York Mellon *****	Vice Chairman	7/08 – Present
	BNY Mellon, National Association +	Vice Chairman	7/08 – Present
	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 – Present
	BNY Mellon Investment Office GP LLC+	Manager	4/07 – Present
	EACM Advisors LLC	Manager	6/04 – Present
200 Connecticut Avenue
Norwalk, CT 06854-1940
	Ivy Asset Management Corp.	Director	12/07 – Present
One Jericho Plaza
Jericho, NY 11753
	Neptune LLC+++++	Chairman	7/98 – Present
		President	7/98 – Present
		Member, Management	6/98 – Present
Committee
	Pareto Investment Management Limited	Director	9/04 – Present
London, England
	The Boston Company Asset Management NY,	Manager	10/07 – Present
LLC*
	The Boston Company Asset Management, LLC*	Manager	12/97 – Present
	The Boston Company Holding, LLC*	Vice Chairman	2/07 – Present
	Walter Scott & Partners Limited	Director	10/06 – Present
Edinburgh, Scotland
	WestLB Mellon Asset Management Holdings	Director	4/06 – Present
Limited
Dusseldorf, Germany
	Mellon Bank, N.A. +	Vice Chairman	6/01 – 6/08
	Standish Mellon Asset Management Company,	Board Member	7/01 – Present
LLC
Mellon Financial Center
201 Washington Street
Boston, MA 02108-4408
	Franklin Portfolio Holdings, LLC*	Director	12/00 - Present
	Franklin Portfolio Associates, LLC*	Director	4/97 – Present
	Pareto Partners (NY) ++	Partner Representative	2/00 – Present

	Buck Consultants, Inc.++	Director	7/97 – Present

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

	Newton Management Limited	Executive Committee	10/98 - Present
	London, England	Member
		Director	10/98 – Present

	BNY Mellon Asset Management Japan Limited	Director	6/06 - Present
Tokyo, Japan

	TBCAM Holdings, LLC*	Director	1/98 – Present

	MAM (MA) Holding Trust+++++	Trustee	6/03 – Present

	MAM (DE) Trust+++++	Trustee	6/03 – Present

	Pareto Partners	Partner Representative	5/97 – Present
The Bank of New York Mellon Centre
160 Queen Victoria Street
London England

	Mellon Capital Management Corporation***	Director	2/97 – Present

	Mellon Equity Associates, LLP+	Executive Committee	1/98 – 12/07
Member
		Chairman	1/98 – 12/07

	Mellon Global Investing Corp.*	Director	5/97 – Present
		Chairman	5/97 - Present
		Chief Executive Officer	5/97 – Present

Cyrus Taraporevala	Urdang Capital Management, Inc.	Director	10/07 - Present
Director	630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

	Urdang Securities Management, Inc.	Director	10/07 - Present
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

	The Boston Company Asset Management NY,	Manager	08/06 – Present
LLC*

	The Boston Company Asset Management LLC*	Manager	01/08 – Present

	BNY Mellon, National Association+	Senior Vice President	07/06 - Present

	The Bank of New York Mellon*****	Senior Vice President	07/06 - Present

Scott E. Wennerholm	Mellon Capital Management Corporation***	Director	10/05 – Present
Director

	Newton Management Limited	Director	1/06 – Present
London, England

	Gannett Welsh & Kotler LLC	Manager	11/07 – Present
	222 Berkley Street	Administrator	11/07 – Present
Boston, MA 02116

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 – Present

	Ivy Asset Management Corp.	Director	12/07 – Present
One Jericho Plaza
Jericho, NY 11753

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

	Urdang Capital Management, Inc.	Director	10/07 – Present
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

	Urdang Securities Management, Inc.	Director	10/07 – Present
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

	EACM Advisors LLC	Manager	6/04 - Present
200 Connecticut Avenue
Norwalk, CT 06854-1940

	Franklin Portfolio Associates LLC*	Manager	1/06 – Present

	The Boston Company Asset Management NY,	Manager	10/07 – Present
LLC*

	The Boston Company Asset Management LLC*	Manager	10/05 – Present

	Pareto Investment Management Limited	Director	3/06 – Present
London, England

	Mellon Equity Associates, LLP+	Executive Committee	10/05 – 12/07
Member

	Standish Mellon Asset Management Company,	Member, Board of	10/05 – Present
	LLC	Managers
Mellon Financial Center
201 Washington Street
Boston, MA 02108-4408

	The Boston Company Holding, LLC*	Member, Board of	4/06 – Present
Managers

	The Bank of New York Mellon *****	Senior Vice President	7/08 - Present

	BNY Mellon, National Association +	Senior Vice President	7/08 – Present

	Mellon Bank, N.A. +	Senior Vice President	10/05 – 6/08

	Mellon Trust of New England, N. A.*	Director	4/06 – 6/08
		Senior Vice President	10/05 – 6/08

	MAM (DE) Trust+++++	Member of Board of	1/07 – Present
Trustees

	MAM (MA) Holding Trust+++++	Member of Board of	1/07 – Present
Trustees

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Bradley J. Skapyak	MBSC Securities Corporation++	Executive Vice President	6/07 – Present
Chief Operating Officer
and Director
	Dreyfus Service Corporation++	Executive Vice President	2/07 – 6/07
		Senior Vice President	10/97 – 2/07

	The Bank of New York Mellon****	Senior Vice President	4/07 - Present

Dwight Jacobsen	Pioneer Investments	Senior Vice President	4/06 – 12/07
Executive Vice President	60 State Street
and Director	Boston, Massachusetts

Patrice M. Kozlowski	None
Senior Vice President –
Corporate
Communications

Gary Pierce	The Bank of New York Mellon *****	Vice President	7/08 - Present
Controller

	BNY Mellon, National Association +	Vice President	7/08 - Present

	The Dreyfus Trust Company+++	Chief Financial Officer	7/05 – 6/08
		Treasurer	7/05 – 6/08

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 – Present

	MBSC, LLC++	Chief Financial Officer	7/05 – 6/07
		Manager, Board of	7/05 – 6/07
Managers

	MBSC Securities Corporation++	Director	6/07 – Present
		Chief Financial Officer	6/07 – Present

	Dreyfus Service Corporation++	Director	7/05 – 6/07
		Chief Financial Officer	7/05 – 6/07

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 – Present

	Dreyfus Consumer Credit	Treasurer	7/05 – Present
Corporation ++

	Dreyfus Transfer, Inc. ++	Chief Financial Officer	7/05 – Present

	Dreyfus Service	Treasurer	7/05 – Present
Organization, Inc.++
	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 – Present

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Joseph W. Connolly	The Dreyfus Family of Funds++	Chief Compliance	10/04 – Present
Chief Compliance Officer		Officer
	Laurel Capital Advisors, LLP+	Chief Compliance	4/05 – Present
Officer
	The Mellon Funds Trust++	Chief Compliance	10/04 – Present
Officer
	MBSC, LLC++	Chief Compliance	10/04 – 6/07
Officer
	MBSC Securities Corporation++	Chief Compliance	6/07 – Present
Officer
	Dreyfus Service Corporation++	Chief Compliance	10/04 – 6/07
Officer

Gary E. Abbs	The Bank of New York Mellon+	First Vice President and	12/96 – Present
Vice President – Tax		Manager of Tax
Compliance

	Dreyfus Service Organization++	Vice President – Tax	01/09 – Present

	Dreyfus Consumer Credit Corporation++	Chairman	01/09 – Present
		President	01/09 – Present

	MBSC Securities Corporation++	Vice President – Tax	01/09 – Present

Jill Gill	Mellon Financial Corporation +	Vice President	10/01 – 6/07
Vice President –
Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present

	The Bank of New York Mellon *****	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Mellon Bank N.A. +	Vice President	10/06 – 6/08

	Dreyfus Service Corporation++	Vice President	10/06 – 6/07

Joanne S. Huber	The Bank of New York Mellon+	State & Local	07/1/07 –
Vice President – Tax		Compliance Manager	Present

	Dreyfus Service Organization++	Vice President – Tax	01/09 – Present

	Dreyfus Consumer Credit Corporation++	Vice President – Tax	01/09 – Present

	MBSC Securities Corporation++	Vice President – Tax	01/09 – Present

Anthony Mayo	None
Vice President –
Information Systems

John E. Lane	A P Colorado, Inc. +	Vice President – Real	8/07 – Present
Vice President		Estate and Leases
	A P East, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	A P Management, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	A P Properties, Inc. +	Vice President – Real	8/07 – Present
Estate and Leases
	A P Rural Land, Inc. +	Vice President– Real	8/07 – 9/07
Estate and Leases
	Allomon Corporation+	Vice President– Real	8/07 – Present
Estate and Leases

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

	AP Residential Realty, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	AP Wheels, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	BNY Mellon, National Association +	Vice President – Real	7/08 – Present
Estate and Leases
	Citmelex Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	Eagle Investment Systems LLC	Vice President– Real	8/07 – Present
	65 LaSalle Road	Estate and Leases
West Hartford, CT 06107
	East Properties Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	FSFC, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	Holiday Properties, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	MBC Investments Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	MBSC Securities Corporation++	Vice President– Real	8/07 – Present
Estate and Leases
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Bank Community Development	Vice President– Real	11/07 – Present
	Corporation+	Estate and Leases

	Mellon Capital Management Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	Mellon Financial Services Corporation #1+	Vice President– Real	8/07 – Present
Estate and Leases
	Mellon Financial Services Corporation #4+	Vice President – Real	7/07 – Present
Estate and Leases
	Mellon Funding Corporation+	Vice President– Real	12/07 – Present
Estate and Leases
	Mellon Holdings, LLC+	Vice President– Real	12/07 – Present
Estate and Leases
	Mellon International Leasing Company+	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Leasing Corporation+	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Private Trust Company, National	Vice President– Real	8/07 – 1/08
	Association+	Estate and Leases

	Mellon Securities Trust Company+	Vice President– Real	8/07 – 7/08
Estate and Leases
	Mellon Trust Company of Illinois+	Vice President– Real	8/07 – 07/08
Estate and Leases
	Mellon Trust Company of New England, N.A.+	Vice President– Real	8/07 – 6/08
Estate and Leases
	Mellon Trust Company of New York LLC++	Vice President– Real	8/07 – 6/08
Estate and Leases
	Mellon Ventures, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	Melnamor Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	MFS Leasing Corp. +	Vice President– Real	7/07 – Present
Estate and Leases
	MMIP, LLC+	Vice President– Real	8/07 – Present
Estate and Leases
	Pareto New York LLC++	Vice President– Real	10/07 – Present
Estate and Leases

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

	Pontus, Inc. +	Vice President– Real	7/07 – Present
Estate and Leases
	Promenade, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	RECR, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	SKAP #7+	Vice President– Real	8/07 – 11/07
Estate and Leases
	Technology Services Group, Inc.*****	Senior Vice President	6/06 – Present

	Tennesee Processing Center LLC*****	Managing Director	5/08 – Present
		Senior Vice President	4/04 – 5/08

	Texas AP, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	The Bank of New York Mellon*****	Vice President – Real	7/08 – Present
Estate and Leases
	The Bank of New York Mellon Corporation*****	Executive Vice President	8/07 – Present

	Trilem, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
Jeanne M. Login	A P Colorado, Inc. +	Vice President– Real	8/07 – Present
Vice President		Estate and Leases
	A P East, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	A P Management, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	A P Properties, Inc. +	Vice President – Real	8/07 – Present
Estate and Leases
	A P Rural Land, Inc. +	Vice President– Real	8/07 – 9/07
Estate and Leases
	Allomon Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	AP Residential Realty, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	AP Wheels, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	APT Holdings Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	BNY Investment Management Services LLC++++	Vice President– Real	1/01 – Present
Estate and Leases
	BNY Mellon, National Association +	Vice President – Real	7/08 – Present
Estate and Leases
	Citmelex Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	Eagle Investment Systems LLC+	Vice President– Real	8/07 – Present
Estate and Leases
	East Properties Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	FSFC, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	Holiday Properties, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	MBC Investments Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	MBSC Securities Corporation++	Vice President– Real	8/07 – Present
Estate and Leases
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real	7/07 – Present
Estate and Leases

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

	Mellon Bank Community Development	Vice President – Real	11/07 – Present
	Corporation+	Estate and Leases

	Mellon Capital Management Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	Mellon Financial Services Corporation #1+	Vice President– Real	8/07 – Present
Estate and Leases
	Mellon Financial Services Corporation #4+	Vice President – Real	7/07 – Present
Estate and Leases
	Mellon Funding Corporation+	Vice President – Real	12/07 – Present
Estate and Leases
	Mellon Holdings LLC+	Vice President – Real	12/07 – Present
Estate and Leases
	Mellon International Leasing Company+	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Leasing Corporation+	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Private Trust Company, National	Vice President – Real	8/07 – 1/08
	Association+	Estate and Leases

	Mellon Securities Trust Company+	Vice President – Real	8/07 – 7/08
Estate and Leases
	Mellon Trust of New England, N.A. *	Vice President – Real	8/07 – 6/08
Estate and Leases
	Mellon Trust Company of Illinois+	Vice President– Real	8/07 – 7/08
Estate and Leases
	MFS Leasing Corp. +	Vice President– Real	7/07 – Present
Estate and Leases
	MMIP, LLC+	Vice President– Real	8/07 – Present
Estate and Leases
	Pontus, Inc. +	Vice President– Real	7/07 – Present
Estate and Leases
	Promenade, Inc. +	Vice President – Real	8/07 – Present
Estate and Leases
	RECR, Inc. +	Vice President – Real	8/07 – Present
Estate and Leases
	SKAP #7+	Vice President – Real	8/07 – 11/07
Estate and Leases
	Tennesee Processing Center LLC*****	Managing Director	5/08 – Present
		Senior Vice President	4/04 – 5/08

	Texas AP, Inc. +	Vice President – Real	8/07 – Present
Estate and Leases
	The Bank of New York Mellon*****	Vice President – Real	7/08 – Present
Estate and Leases
	Trilem, Inc. +	Vice President – Real	8/07 – Present
Estate and Leases

James Bitetto	MBSC Securities Corporation++	Assistant Secretary	6/07 – Present
Secretary
	Dreyfus Service Corporation++	Assistant Secretary	8/98 – 6/07

	Dreyfus Service Organization, Inc.++	Secretary	8/05 – Present

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - Present
		Director	2/02 – 7/06

	Founders Asset Management LLC****	Assistant Secretary	3/09 – Present

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****	The address of the business so indicated is 210 University Blvd., Suite 800, Denver, Colorado 80206.
*****	The address of the business so indicated is One Wall Street, New York, New York 10286.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++	The address of the business so indicated is White Clay Center, Route 273, Newark, Delaware 19711.
+++++	The address of the business so indicated is 4005 Kennett Pike, Greenville, DE 19804.

Item 27. Principal Underwriters

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	Advantage Funds, Inc.
2.	BNY Mellon Funds Trust
3.	CitizensSelect Funds
4.	Dreyfus Appreciation Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus BASIC U.S. Government Money Market Fund
7.	Dreyfus BASIC U.S. Mortgage Securities Fund
8.	Dreyfus Bond Funds, Inc.
9.	Dreyfus Cash Management
10.	Dreyfus Cash Management Plus, Inc.
11.	Dreyfus Connecticut Municipal Money Market Fund, Inc.
12.	Dreyfus Funds, Inc.
13.	The Dreyfus Fund Incorporated
14.	Dreyfus Government Cash Management Funds
15.	Dreyfus Growth and Income Fund, Inc.
16.	Dreyfus Index Funds, Inc.
17.	Dreyfus Institutional Cash Advantage Funds
18.	Dreyfus Institutional Money Market Fund
19.	Dreyfus Institutional Preferred Money Market Funds
20.	Dreyfus Institutional Reserves Funds
21.	Dreyfus Intermediate Municipal Bond Fund, Inc.
22.	Dreyfus International Funds, Inc.
23.	Dreyfus Investment Funds
24.	Dreyfus Investment Grade Funds, Inc.
25.	Dreyfus Investment Portfolios
26.	The Dreyfus/Laurel Funds, Inc.
27.	The Dreyfus/Laurel Funds Trust
28.	The Dreyfus/Laurel Tax-Free Municipal Funds
29.	Dreyfus LifeTime Portfolios, Inc.
30.	Dreyfus Liquid Assets, Inc.
31.	Dreyfus Manager Funds I
32.	Dreyfus Manager Funds II
33.	Dreyfus Massachusetts Municipal Money Market Fund
34.	Dreyfus Midcap Index Fund, Inc.
35.	Dreyfus Money Market Instruments, Inc.
36.	Dreyfus Municipal Bond Opportunity Fund
37.	Dreyfus Municipal Cash Management Plus
38.	Dreyfus Municipal Funds, Inc.
39.	Dreyfus Municipal Money Market Fund, Inc.
40.	Dreyfus New Jersey Municipal Bond Fund, Inc.
41.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
42.	Dreyfus New York AMT-Free Municipal Bond Fund
43.	Dreyfus New York AMT-Free Municipal Money Market Fund
44.	Dreyfus New York Municipal Cash Management
45.	Dreyfus New York Tax Exempt Bond Fund, Inc.

46.	Dreyfus Opportunity Funds
47.	Dreyfus Pennsylvania Municipal Money Market Fund
48.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
49.	Dreyfus Premier Equity Funds, Inc.
50.	Dreyfus Premier GNMA Fund, Inc.
51.	Dreyfus Premier Investment Funds, Inc.
52.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
53.	Dreyfus Premier Worldwide Growth Fund, Inc.
54.	Dreyfus Research Growth Fund, Inc.
55.	Dreyfus State Municipal Bond Funds
56.	Dreyfus Stock Funds
57.	Dreyfus Short-Intermediate Government Fund
58.	The Dreyfus Socially Responsible Growth Fund, Inc.
59.	Dreyfus Stock Index Fund, Inc.
60.	Dreyfus Tax Exempt Cash Management Funds
61.	The Dreyfus Third Century Fund, Inc.
62.	Dreyfus Treasury & Agency Cash Management
63.	Dreyfus Treasury Prime Cash Management
64.	Dreyfus U.S. Treasury Intermediate Term Fund
65.	Dreyfus U.S. Treasury Long Term Fund
66.	Dreyfus 100% U.S. Treasury Money Market Fund
67.	Dreyfus Variable Investment Fund
68.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
69.	General California Municipal Money Market Fund
70.	General Government Securities Money Market Funds, Inc.
71.	General Money Market Fund, Inc.
72.	General Municipal Money Market Funds, Inc.
73.	General New York Municipal Bond Fund, Inc.
74.	General New York Municipal Money Market Fund
75.	Strategic Funds, Inc.

(b)
Name and principal		Positions and Offices
Business address	Positions and offices with the Distributor	with Registrant

Jon R. Baum*	Chief Executive Officer and Chairman of the Board	None
Ken Bradle**	President and Director	None
Robert G. Capone*****	Executive Vice President and Director	None
J. Charles Cardona*	Executive Vice President and Director	None
Sue Ann Cormack**	Executive Vice President	None
Dwight D. Jacobsen*	Executive Vice President and Director	None
Mark A. Keleher******	Executive Vice President	None
James D. Kohley****	Executive Vice President	None
William H. Maresca*	Executive Vice President and Director	None
Timothy M. McCormick*	Executive Vice President	None
David K. Mossman****	Executive Vice President	None
James Neiland*	Executive Vice President	None
Sean O’Neil*****	Executive Vice President and Director	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Noreen Ross*	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	None
Gary Pierce*	Chief Financial Officer and Director	None
Tracy Hopkins*	Senior Vice President	None
Marc S. Isaacson**	Senior Vice President	None
Denise B. Kneeland*****	Senior Vice President	None
Mary T. Lomasney*****	Senior Vice President	None
Barbara A. McCann*****	Senior Vice President	None
Christine Carr Smith******	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	None
Maria Georgopoulos*	Vice President – Facilities Management	None
William Germenis*	Vice President – Compliance and Anti-Money Laundering	Anti-Money Laundering
	Officer	Compliance Officer
Karin L. Waldmann*	Privacy Officer	None
Gary E. Abbs****	Vice President - Tax	None
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
Joanne S. Huber****	Vice President - Tax	None
John E. Lane*******	Vice President – Real Estate and Leases	None
Jeanne M. Login*******	Vice President – Real Estate and Leases	None
Edward A. Markward*	Vice President – Compliance	None
Paul Molloy*	Vice President	None
Anthony Nunez*	Vice President – Finance	None
William Schalda*	Vice President	None
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels*	Vice President	Treasurer

(b)
Name and principal		Positions and Offices
Business address	Positions and offices with the Distributor	with Registrant

James Bitetto*	Assistant Secretary	Vice President and
Assistant Secretary
James D. Muir*	Assistant Secretary	None
Ken Christoffersen***	Assistant Secretary	None
*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206.
****	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
*****	Principal business address is One Boston Place, Boston, MA 02108.
******	Principal business address is 595 Market Street, San Francisco, CA 94105.
*******	Principal business address is 101 Barclay Street, New York 10286.

Item 28.	Location of Accounts and Records

1.	The Bank of New York Mellon
One Wall Street
New York, New York 10286

2.	DST Systems, Inc.
1055 Broadway
Kansas City, MO 64105

3.	The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Item 29.	Management Services

Not Applicable

Item 30.	Undertakings

None

DREYFUS STATE MUNICIPAL BOND FUNDS

INDEX OF EXHIBITS __________________

ITEM 23 _______

(j)	Consent of Independent Registered Public Accounting Firm

SIGNATURES __________


     Pursuant to the requirements of the Securities Act of 1933 and to the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of August, 2009.

DREYFUS STATE MUNICIPAL BOND FUNDS

BY:	/s/J. David Officer*

J. DAVID OFFICER, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ J. David Officer*	President	08/26/09
J. David Officer	(Principal Executive Officer)

/s/James Windels*	Treasurer
James Windels	(Principal Financial and Accounting	08/26/09
Officer)

/s/Joseph S. DiMartino*	Chairman of the Board	08/26/09
Joseph S. DiMartino

/s/Clifford L. Alexander, Jr.*	Board Member	08/26/09
Clifford L. Alexander, Jr.

/s/ David W. Burke*	Board Member	08/26/09
David W. Burke

/s/ Peggy C. Davis*	Board Member	08/26/09
Peggy C. Davis

/s/Diane Dunst*	Board Member	08/26/09
Diane Dunst

/s/Ernest Kafka*	Board Member	08/26/09
Ernest Kafka

/s/Nathan Leventhal*	Board Member	08/26/09
Nathan Leventhal

/s/Daniel Rose*	Board Member	08/26/09
Daniel Rose

/s/Warren B. Rudman*	Board Member	08/26/09
Warren B. Rudman
*BY:	/s/ Janette E. Farragher
Janette E. Farragher,
Attorney-in-Fact